UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2006

                  Date of reporting period: December 31, 2006


ITEM 1. REPORT TO STOCKHOLDERS.

 G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


DECEMBER 31, 2006


S&P 500 INDEX FUND

SMALL CAP INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

--------------------------------------------------------------------------------
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

--------------------------------------------------------------------------------




President's Message............................    1
Performance Overviews..........................    3

American Beacon Funds
  Statements of Assets and Liabilities.........   11
  Statements of Operations.....................   12
  Statements of Changes in Net Assets..........   13
  Notes to Financial Statements................   14
  Financial Highlights.........................   19

State Street Equity 500 Index Portfolio
  Portfolio of Investments.....................   26
  Statement of Assets and Liabilities..........   32
  Statement of Operations......................   33
  Statements of Changes in Net Assets..........   34
  Financial Highlights.........................   35
  Notes to Financial Statements................   36

Master Small Cap Index Series
  Summary Schedule of Investments..............   44
  Statement of Assets and Liabilities..........   51
  Statement of Operations......................   52
  Statements of Changes in Net Assets..........   53
  Financial Highlights.........................   54
  Notes to Financial Statements................   55

Master International Index Series
  Summary Schedule of Investments..............   61
  Statement of Assets and Liabilities..........   66
  Statement of Operations......................   67
  Statements of Changes in Net Assets..........   68
  Financial Highlights.........................   69

  Notes to Financial Statements................   70

Additional Information....................Back Cover



Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                          December 31, 2006

(BILL QUINN PICTURE)


FELLOW SHAREHOLDERS,

Iam pleased to present to you the annual report for the American Beacon S&P 500, International Equity, and Small Cap Index Funds for the year ended December 31, 2006.

     The U.S. and international equity markets finished the year on a positive note due to the continuing strong performance of the economy, lower oil prices, and the Federal Reserve taking a neutral policy on interest rates. The S&P 500 reported a one-year return of 15.79%. The MSCI EAFE Index reported a one-year total return of 26.34%.

     The Institutional Class of the S&P 500 Index Fund ended the year with a one-year return of 15.69% and the Small Cap Index Fund delivered a one-year return of 17.85%. The International Equity Index Fund ended the year with a positive return of 26.52%. Looking forward, each Fund will continue to pursue its objective to continue to replicate the returns, before expenses, of its corresponding Index.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.


                                   Sincerely,

                                    /s/ WILLIAM F. QUINN
                                   William F. Quinn
                                   President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

DOMESTIC MARKET OVERVIEW
DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


The broad-market S&P 500(R) Index rose 15.79% for the year. Large-cap value stocks significantly outperformed shares of large-cap growth companies, with the Russell 1000(R) Value Index advancing 22.25% versus the 9.07% return of the Russell 1000(R) Growth Index. In addition, the returns of small-capitalization stocks exceeded those of large-capitalization company shares, as the Russell 2000(R) Index climbed 18.37%.

     The Federal Reserve Board (the "Fed") raised the target federal funds rate in four increments of 0.25% during 2006, bringing the target rate from 4.25% to 5.25%. However, the Fed held the rate steady at its meetings on August 8, September 20, October 25 and December 12, 2006.

     Strong growth in corporate earnings and significant upward revisions to earnings expectations have been a major driver of the equity bull market since 2003. Although the rate of upgrading has slowed from the exceptionally strong rates in previous years, recent news from the major corporate sectors generally has been upbeat. Earnings came in ahead of expectations in the last earnings rounds in Europe, Japan and the U.S., and have supported the rally in equities over recent months. Historic global profits growth remains around 20%.

     The U.S. economy downshifted in 2006 with a very significant slowdown in housing leading the way. Corporate profit growth rose a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Fed took its market rate up to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. Dollar resumed its weakness.

     While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks. After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition activity as well as a switch in Congress from Republican to Democratic leadership. The year 2006 ended with the world awash in liquidity, global growth remained strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


     For the twelve months ended December 31, 2006, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 15.69%, slightly below the S&P 500 Index ("Index") return of 15.79% and slightly in excess of the Lipper S&P 500 Objective Funds Index return of 15.55%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 12/31/96 THROUGH 12/31/06





                               (PERFORMANCE GRAPH)


                             ANNUALIZED TOTAL RETURNS
                           ---------------------------    VALUE OF
                              PERIODS ENDED 12/31/06      $10,000
                           ---------------------------   12/31/96-
                           1 YEAR   5 YEARS   10 YEARS    12/31/06
                           ------   -------   --------   ---------

Institutional Class(1)...  15.69%    6.00%      8.26%     $16,616
PlanAhead Class(1,2).....  15.09%    5.51%      7.88%     $16,032
Lipper S&P 500 Objective
  Funds Index(3).........  15.55%    5.90%      8.13%     $16,420
S&P 500 Index(3).........  15.79%    6.19%      8.42%     $16,832



1. Performance shown is historical and may not be indicative of future returns. Investment returns and principle value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 12/31/06 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Because the Institutional Class had lower expenses, its performance was better than the PlanAhead Class would have realized during the same period. A portion of the fees charged to the PlanAhead Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

3. The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

     The strong positive trends for equities in 2006 meant gains across all sectors for the S&P 500 Index, but there were clear leaders and laggards. The Telecommunications Services group was the full-year winner with a 36.8% gain. Solid dividends, stable cash flow, and the prospective consolidation of BellSouth into AT&T helped the sector recover from several years of sluggish performance. Energy was the second best performer in 2006, adding 24.3% on the year. Even though oil prices stabilized in the second half, their average level through the year was easily high enough to bring gushing profits to energy firms.

     The weakest sectors in 2006, ironically enough, were two traditional growth areas: Health Care and Information Technology, returning full-year gains of 7.5% and 10.2%, respectively. Although there were numerous companies in these sectors that demonstrated impressive growth in profits and prospects, others confronted challenging competition, and some ran afoul of compensation scandals. Health care firms and semiconductor companies were more vulnerable to stock option incentive schemes which proved at best embarrassing and at worst dishonest.

     The best individual performing security in the Fund for the year 2006 was Alleghany Technologies which recorded a stellar 153.0% gain. That remarkable performance only proved to shadow the other two securities that posted triple digit returns for the year. Terex, added to the benchmark in December, returned an impressive 117.4% for the year while NVIDIA advanced 102.5%.

     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index.

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard &
  Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND -- CONTINUED
DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


TOP TEN HOLDINGS

                                           % OF
                                       NET ASSETS*
                                       -----------


Exxon Mobil Corporation                    3.5%
General Electric Company                   3.0%
Citigroup Incorporated                     2.2%
Microsoft Corporation                      2.0%
Bank of America Corporation                1.9%
Procter & Gamble Company                   1.6%
Johnson & Johnson                          1.5%
Pfizer, Incorporated                       1.5%
American International Group,
  Incorporated                             1.5%
Altria Group Incorporated                  1.4%



  *   Percent of the net assets of State Street Equity 500 Index Portfolio

EQUITY SECTOR ALLOCATION

                                           % OF
                                       NET ASSETS*
                                       -----------


Financials                                21.9%
Information Technology                    14.4%
Health Care                               11.6%
Industrials                               10.6%
Consumer Discretionary                    10.5%
Energy                                     9.4%
Consumer Staples                           9.0%
Telecommunication Services                 3.4%
Utilities                                  3.4%
Materials                                  3.0%
Other                                      2.8%



  *   Percent of the net assets of State Street Equity 500 Index Portfolio




+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard &
  Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


     For the twelve months ended December 31, 2006, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 17.85%. The Fund's performance lagged the Russell 2000(R) Index return of 18.37%, but substantially exceeded the Lipper Small-Cap Core Funds Index return of 13.70%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/06





                               (PERFORMANCE GRAPH)


                                 ANNUALIZED TOTAL RETURNS
                           ------------------------------------
                                  PERIODS ENDED 12/31/06
                           ------------------------------------
                                                       VALUE OF
                                              SINCE     $10,000
                                            INCEPTION  7/31/00-
                           1 YEAR  5 YEARS  (7/31/00)  12/31/06
                           ------  -------  ---------  --------


Institutional Class(1)...  17.85%   11.18%    8.51%     $16,891
Lipper Small-Cap Core
  Funds Index(2).........  13.70%   10.49%    9.53%     $17,935
Russell 2000 Index(2)....  18.37%   11.39%    8.71%     $17,091



  1. Performance show is historical and may not be indicative of future returns. Investment returns and principal value will vary, and share may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lipper Small-Cap Core Funds Index tracks the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

     All 12 sectors in the Russell 2000 Index ("Index") posted positive returns for the year. The top-performing sectors were Materials & Processing and Consumer Staples, with returns of 30.0% and 29.5%, respectively. The worst-performing sectors were Health Care and Automobiles & Transportation, with returns of 9.6% and 12.3%, respectively.

     With regard to individual security performance, the top performers were Amrep Corp. and Corvel Corp., with returns of 368.8% and 275.8% respectively. The worst performers were Renovis, Inc. and Neurocrine Bioscience, with returns of -79.4% and -83.4%, respectively.

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

TOP TEN HOLDINGS


                                              % OF
                                           EQUITIES*
                                           ---------


Veritas DGC, Incorporated                     0.2%
Alexandria Real Estate Equities,
  Incorporated                                0.2%
Time Warner Telecom Incorporated              0.2%
Realty Income Corporation                     0.2%
Phillips-Van Heusen Corporation               0.2%
Polycom, Incorporated                         0.2%
Hologic, Incorporated                         0.2%
Varian Semiconductor Equipment
  Association                                 0.2%
Big Lots, Incorporated                        0.2%
Herman Miller Incorporated                    0.2%


EQUITY SECTOR ALLOCATION


                                              % OF
                                           EQUITIES*
                                           ---------


Financial Services                            23.8%
Consumer Discretionary                        20.2%
Technology                                    13.3%
Health Care                                   11.7%
Materials & Processing                         8.9%
Producer Durables                              7.4%
Other Energy                                   4.3%
Utilities                                      4.2%
Autos & Transportation                         3.4%
Consumer Staples                               2.2%
Other                                          0.4%
Integrated Oils                                0.2%



  *   Percent of equity portion of Master Small Cap Index Series

INTERNATIONAL MARKET OVERVIEW
DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


International equity markets generated positive performance in 2006 as European economic growth continued to strengthen. During the reporting period, international equity markets outperformed U.S. equity markets.

     March was the most eventful month of the first quarter for Europe in terms of financial news. Early in the month, the European Central Bank (ECB) raised interest rates by 0.25% to 2.5%, following December's first rate hike in five years. Consumer confidence in the regional economy rose to the highest level in almost five years as export revenue sparked domestic spending. June was the most eventful month of the second quarter for Europe in terms of financial news. Early in the month, in an effort to counter inflation which had edged up to 2.5% in May from 2.4% in April, the ECB raised interest rates 25 basis points to 2.75%. In Germany, the region's largest economy, business confidence reached an all-time high since the country's reunification in 1991. The German economy is estimated to have expanded at the fastest pace in more than five years in the second quarter, at 0.7%, led by construction and industrial output. In addition, unemployment improved for a third straight month to its best level since 2004.

     International equity markets began the third quarter of 2006 with a decline during the first two weeks of July. However, the subsequent recovery resulted in a gain of 1.0% for the MSCI EAFE Index ("EAFE") for the month. There were no significant variations in regional performances, but the Europe, Emerging Europe and Latin America markets outperformed those in Japan and Emerging Asia.

     The markets continued to rally in August and September. The main global sector trend, late in the quarter, was the underperformance of metals and resources, reflecting the weakness in commodity prices. Financials, Telecommunication Services, Information Technology and Consumer Staples each outperformed the broad market. The Information Technology sector outperformed the EAFE index for the second consecutive month in September, following its substantial underperformance earlier in the year. Consumer Staples benefited from the decline in oil prices.

     There is some evidence that slowing corporate earnings momentum in Europe may be easing. Analysts' earnings revisions stabilized during the fourth quarter following a period of deceleration in the summer. Although there is little doubt that the European economy has ended 2006 with less momentum than a year ago, there are some signs that domestic demand is helping to ease the transition. Consumer spending in France and retail sales in Spain have exceeded expectations even as manufacturing confidence appears to be peaking.

     Leading indicators of activity, such as business confidence, remain relatively buoyant. However, it is important to note that these measures have tended to overstate activity in the recent past. Looking ahead, we believe the approach of fiscal tightening in Germany and Italy is likely to drive a moderate downshift in these indicators during the first quarter of 2007.

     The European Central Bank remains committed to normalizing interest rates. This year, though, we believe that there eventually will be an extended pause as core inflation abates and the effects of fiscal changes are assessed, although rates could reach between 3.5% and 4% before this happens. The Euro appreciated significantly versus the U.S. Dollar and the Japanese Yen amid expected increases in Euro interest rates.

     Given the persistence of the gearing to global economic conditions, it is unlikely that the Japanese market will deliver more revenue surprises than the rest of the world. However, in the medium term, we believe that Japanese companies may have greater potential for margin expansion than their Western counterparts as a result of their greater exposure to commodity costs and impressive ongoing control of labor expenses.

     Recent economic data, while far from disastrous, has not inspired confidence that Japan has decoupled from the U.S. and mainland Asian economies. Gross domestic product growth has remained at an annualized rate of approximately 1.0% since the spring of 2006, with the only areas of strength being exports and business investment (which is itself highly correlated with exports). The third quarter 2006 consumption report and subsequent retail sales data emphasize that the domestic household demand miracle is yet to materialize and gearing to the global economy remains a key factor.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     For the twelve months ended December 31, 2006, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of 26.52%, slightly above the MSCI EAFE Index ("EAFE") return of 26.34% and well above the Lipper International Funds Index return of 25.89%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/06





                               (PERFORMANCE GRAPH)


                                  ANNUALIZED TOTAL RETURNS
                           -------------------------------------
                                   PERIODS ENDED 12/31/06
                           -------------------------------------
                                                        VALUE OF
                                              SINCE     $10,000
                                            INCEPTION  7/31/00 -
                           1 YEAR  5 YEARS  (7/31/00)   12/31/06
                           ------  -------  ---------  ---------


Institutional Class(1)...  26.52%   15.12%    6.12%     $14,636
Lipper International
  Funds Index(2).........  25.89%   15.14%    6.53%     $15,004
EAFE Index(2)............  26.34%   15.06%    6.26%     $14,766


1. Performance show is historical and may not be indicative of future returns. Investment returns and principle value will vary, and share may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.


2. The Lipper International Funds Index tracks the 30 largest mutual funds in the Lipper international Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.


     All 21 countries of the EAFE Index posted positive returns for the period. Spain (up 49.4%), Portugal (up 47.4%) and Ireland (up 46.8%) were the leading regional performers. At the other end of the spectrum were Japan (up 6.2%), New Zealand (up 16.6%) and Switzerland (up 27.4%).

     With regards to sector performance, all of the 10 sectors in EAFE posted positive returns. Utilities (up 49.0%), Materials (up 32.0%) and Telecommunication Services (up 29.5%) were the three top-performing sectors of the period. Information Technology (up 11.9%), Energy (up 17.1%) and Health Care (up 18.3%), which were the three lowest performing sectors, still contributed positive returns for the year.

     At the individual security level, the top performers for the year were Paladin Resources and OC Oerlikon Corp. with returns of 367.5% and 228.7%, respectively. The worst performers were Aiful Corp. and BWIN with returns of - 66.9% and -79.0%, respectively.

     The American Beacon International Equity Index Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

TOP TEN HOLDINGS


                                            % OF
                                         EQUITIES*
                                         ---------


BP plc                                      1.7%
HSBC Holdings plc                           1.6%
Toyota Motor Corporation                    1.5%
Total S.A.                                  1.2%
GlaxoSmithKline plc                         1.2%
Vodafone Group plc                          1.1%
Nestle S.A.                                 1.1%
Novartis AG                                 1.1%
Roche Holding AG                            1.0%
Royal Dutch Shell plc                       1.0%



  *   Percent of equity portion of Master International Index Series

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM) -- CONTINUED
DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


EQUITY SECTOR ALLOCATION


                                        % OF
                                     EQUITIES*    EAFE
                                     ---------   -----


Telecommunication Services             30.0%     30.0%
Consumer Discretionary                 12.1%     11.9%
Information Technology                 10.9%     11.0%
Industrials                             8.4%      8.4%
Utilities                               7.8%      7.8%
Financials                              7.2%      7.2%
Materials                               7.1%      7.1%
Consumer Staples                        5.6%      5.6%
Energy                                  5.5%      5.5%
Health Care                             5.4%      5.5%



  *   Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                 (COUNTRY CHART)


                                        % OF
                                     EQUITIES*    EAFE
                                     ---------   -----


United Kingdom                         23.7%     23.7%
Japan                                  22.6%     22.6%
France                                 10.2%     10.1%
Germany                                 7.5%      7.4%
Switzerland                             6.9%      6.9%
Australia                               5.6%      5.6%
Spain                                   4.1%      4.1%
Italy                                   3.9%      3.9%
Netherlands                             3.4%      3.4%
Sweden                                  2.6%      2.6%
Hong Kong                               1.8%      1.8%
Finland                                 1.5%      1.4%
Belgium                                 1.2%      1.3%
Singapore                               0.9%      0.9%
Norway                                  0.9%      0.9%
Ireland                                 0.8%      0.8%
Denmark                                 0.8%      0.8%
Greece                                  0.6%      0.6%
Austria                                 0.6%      0.6%
Portugal                                0.3%      0.4%
New Zealand                             0.1%      0.2%



  *   Percent of equity portion of Master International Index Series

FUND EXPENSES
DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL


                            S&P 500   SMALL CAP  INTERNATIONAL
INSTITUTIONAL CLASS          INDEX      INDEX     EQUITY INDEX
-------------------        ---------  ---------  -------------


Beginning Account Value
  7/1/06.................  $1,000.00  $1,000.00    $1,000.00
Ending Account Value
  12/31/06...............  $1,127.04  $1,090.60    $1,149.49
Expenses Paid During
  Period* 7/1/06 -
  12/31/06...............  $    0.79  $    0.88    $    1.40
Annualized Expense
  Ratio..................      0.15%      0.17%        0.26%




                            S&P 500
PLANAHEAD CLASS              INDEX
---------------            ---------


Beginning Account Value
  7/1/06.................  $1,000.00
Ending Account Value
  12/31/06...............  $1,124.06
Expenses Paid During
  Period* 7/1/06 -
  2/31/06................  $    2.88
Annualized Expense
  Ratio..................      0.54%


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL


                            S&P 500   SMALL CAP  INTERNATIONAL
INSTITUTIONAL CLASS          INDEX      INDEX     EQUITY INDEX
-------------------        ---------  ---------  -------------


Beginning Account Value
  7/1/06.................  $1,000.00  $1,000.00    $1,000.00
Ending Account Value
  12/31/06...............  $1,024.46  $1,024.36    $1,023.90
Expenses Paid During
  Period* 7/1/06 -
  12/31/06...............  $    0.75  $    0.85    $    1.32
Annualized Expense
  Ratio..................      0.15%      0.17%        0.26%




                            S&P 500
PLANAHEAD CLASS              INDEX
---------------            ---------


Beginning Account Value
  7/1/06.................  $1,000.00
Ending Account Value
  12/31/06...............  $1,022.50
Expenses Paid During
  Period* 7/1/06 -
  12/31/06                 $    2.74
Annualized Expense
  Ratio..................      0.54%


--------

* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The Board of Trustees and Shareholders of
American Beacon Funds

     We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund, and the American Beacon International Equity Index Fund (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

Dallas, TX
February 27, 2007

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------



                                                                S&P 500       SMALL CAP     INTERNATIONAL
                                                                 INDEX          INDEX        EQUITY INDEX
                                                              -----------    -----------    -------------


ASSETS:
     Investment in master portfolio, at value..............   $   238,674    $   151,917     $   161,587
     Receivable for fund shares sold.......................           570              5             830
                                                              -----------    -----------     -----------
          TOTAL ASSETS.....................................       239,244        151,922         162,417
                                                              -----------    -----------     -----------

LIABILITIES:
     Payable for fund shares redeemed......................           110             --             240
     Administrative service fees payable (Note 2)..........            13              6               6
     Other liabilities.....................................            57             38              58
                                                              -----------    -----------     -----------
          TOTAL LIABILITIES................................           180             44             304
                                                              -----------    -----------     -----------
NET ASSETS.................................................   $   239,064    $   151,878     $   162,113
                                                              ===========    ===========     ===========

ANALYSIS OF NET ASSETS:
     Paid-in capital.......................................   $   171,783    $   149,826     $   134,725
     Undistributed net investment income...................            13             24            (243)
     Accumulated net realized gain (loss)..................       (44,459)          (760)           (531)
     Unrealized net appreciation (depreciation) of
       investments and futures contracts...................       111,727          2,788          28,162
                                                              -----------    -----------     -----------
NET ASSETS.................................................   $   239,064    $   151,878     $   162,113
                                                              ===========    ===========     ===========
SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class...................................    11,623,275     10,196,959      12,707,279
                                                              ===========    ===========     ===========
     PlanAhead Class.......................................       846,318            N/A             N/A
                                                              ===========    ===========     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class...................................   $     19.19    $     14.89     $     12.76
                                                              ===========    ===========     ===========
     PlanAhead Class.......................................   $     18.97            N/A             N/A
                                                              ===========    ===========     ===========





                             See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (IN THOUSANDS)
--------------------------------------------------------------------------------



                                                                 S&P 500    SMALL CAP    INTERNATIONAL
                                                                  INDEX       INDEX       EQUITY INDEX
                                                                 -------    ---------    -------------


INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
     Dividend income..........................................   $ 4,837     $ 1,181        $ 2,762
     Interest income..........................................       283         681            125
     Securities lending income................................        --          99             --
     Other income.............................................        --           2             15
     Portfolio expenses.......................................      (116)        (78)          (105)
                                                                 -------     -------        -------
       NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO..     5,004       1,885          2,797
                                                                 -------     -------        -------
FUND EXPENSES:
     Administrative service fees (Note 2):
       Institutional Class....................................       107          59             55
       PlanAhead Class........................................       112          --             --
     Sub-administrative service fees
       Institutional Class....................................        --          16             26
     Transfer agency fees:
       Institutional Class....................................        14           9              9
       PlanAhead Class........................................        13          --             --
     Custody and Accounting fees..............................         6          10             13
     Professional fees........................................        19           7             17
     Registration fees........................................        33          --             --
     Service fees -- PlanAhead Class (Note 2).................       112          --             --
     Printing.................................................        15          19             14
     Other expenses...........................................        28          12              5
                                                                 -------     -------        -------
       TOTAL FUND EXPENSES....................................       459         132            139
                                                                 -------     -------        -------
NET INVESTMENT INCOME.........................................     4,545       1,753          2,658
                                                                 -------     -------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
  PORTFOLIO:
     Net realized gain (loss) from:
       Investments............................................       363       7,172          1,226
       Foreign currency transactions..........................        --          --            264
       Futures contracts......................................       453      (1,403)           454
     Change in net unrealized appreciation or depreciation of:
       Investments............................................    31,937      (2,418)        22,434
       Foreign currency transactions..........................        --          --              2
       Futures contracts......................................       140          36             51
                                                                 -------     -------        -------
          NET GAIN ON INVESTMENTS.............................    32,893       3,387         24,431
                                                                 -------     -------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........   $37,438     $ 5,140        $27,089
                                                                 =======     =======        =======





                             See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------



                                            S&P 500 INDEX                SMALL CAP INDEX          INTERNATIONAL EQUITY INDEX
                                     ---------------------------   ---------------------------   ---------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2006           2005           2006           2005           2006           2005
                                     ------------   ------------   ------------   ------------   ------------   ------------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income.........    $   4,545      $  4,606       $   1,753      $     592      $  2,658       $  1,582
     Net realized gain (loss) on
       investments, foreign
       currency and futures
       transactions................          816          (651)          5,769          1,052         1,943            589
     Change in net unrealized
       appreciation (depreciation)
       of investments and futures
       contracts...................       32,077         8,505          (2,382)        (3,264)       22,488          5,507
                                       ---------      --------       ---------      ---------      --------       --------

          NET INCREASE (DECREASE)
            IN NET ASSETS RESULTING
            FROM OPERATIONS........       37,438        12,460           5,140         (1,620)       27,089          7,678
                                       ---------      --------       ---------      ---------      --------       --------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class.........       (3,990)       (4,029)         (1,732)          (606)       (2,887)        (2,005)
       PlanAhead Class.............         (517)         (677)             --             --            --             --
     Net realized gain from
       investments, foreign
       currency and futures
       transactions:
       Institutional Class.........           --            --              --           (521)         (877)            --
     Tax return of capital:
       Institutional Class.........           --           (59)             --           (167)           --           (778)
       PlanAhead Class.............           --           (11)             --             --            --             --
                                       ---------      --------       ---------      ---------      --------       --------
          TOTAL DISTRIBUTIONS TO
            SHAREHOLDERS...........       (4,507)       (4,776)         (1,732)        (1,294)       (3,764)        (2,783)
                                       ---------      --------       ---------      ---------      --------       --------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of
       shares......................       28,321        45,216         232,022        132,413       108,842        102,863
     Reinvestments of dividends and
       distributions...............        4,484         4,749           1,732          1,291         3,764          2,783
     Cost of shares redeemed.......     (101,514)      (73,819)       (131,397)      (123,873)      (64,018)       (43,497)
                                       ---------      --------       ---------      ---------      --------       --------
          NET INCREASE (DECREASE)
            IN NET ASSETS FROM
            CAPITAL SHARE
            TRANSACTIONS...........      (68,709)      (23,854)        102,357          9,831        48,588         62,149
                                       ---------      --------       ---------      ---------      --------       --------
NET INCREASE (DECREASE) IN NET
  ASSETS...........................      (35,778)      (16,170)        105,765          6,917        71,913         67,044
                                       ---------      --------       ---------      ---------      --------       --------
NET ASSETS:
     Beginning of period...........      274,842       291,012          46,113         39,196        90,200         23,156
                                       ---------      --------       ---------      ---------      --------       --------
     END OF PERIOD*................    $ 239,064      $274,842       $ 151,878      $  46,113      $162,113       $ 90,200
                                       =========      ========       =========      =========      ========       ========
     * Includes undistributed net
       investment income of........    $      13      $     11       $      24      $      --      $   (243)      $   (286)
                                       =========      ========       =========      =========      ========       ========





                             See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.


                                                                                % OF PORTFOLIO
                                                                               HELD BY FUND AT
AMERICAN BEACON:                                 PORTFOLIOS:                  DECEMBER 31, 2006
----------------                                 -----------                  -----------------


S&P 500 Index Fund                 State Street Equity 500 Index Portfolio            8.6%
Small Cap Index Fund               Master Small Cap Index Series                     27.1%
International Equity Index Fund    Master International Index Series                 19.6%


     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Class Disclosure

     The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences between the classes:


CLASS:                                     OFFERED TO:                                   SERVICE FEES:
------                                     -----------                                   -------------


INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee --  0.05%
PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee --  0.25%
                      intermediary                                                          Service Fee --  0.25%


     Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Valuation of Investments

     Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investment in its Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements. The Fund's net asset value per share will reflect FIN 48 adjustments no later than June 29, 2007, and any adjustments will be reflected in the Fund's semi-annual report to shareholders.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Funds' net assets or results of operations.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund, and Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Service Agreement

     The Manager and the Trust entered into a Service Agreement that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of the S&P 500 Index Fund. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. For the year ended December 31, 2006 there are no fees subject to recoupment.

  Subadministration Agreement

     The Trust, the Manager and Blackrock Advisors, LLC ("Blackrock") entered into a Subadministration Agreement that obligates Blackrock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, Blackrock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund is be reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

  Other

     At December 31, 2006, the employee benefit plans of AMR Corporation and its subsidiary companies owned 89.2% of the Institutional Class of the S&P 500 Index Fund, 99.4% of the Small Cap Index Fund and 76.4% of the International Equity Index Fund.

3.  FEDERAL INCOME TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Dividends are categorized in accordance with federal income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 were as follows (in thousands):


                                                                                              INTERNATIONAL
                                                      S&P 500 INDEX      SMALL CAP INDEX      EQUITY INDEX
                                                    ----------------    ----------------    ----------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                    ----------------    ----------------    ----------------
                                                     2006      2005      2006      2005      2006      2005
                                                    ------    ------    ------    ------    ------    ------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
     Institutional Class.........................   $3,990    $4,029    $1,732    $  606    $2,887    $2,005
     PlanAhead Class.............................      517       677        --        --        --        --
LONG-TERM CAPITAL GAIN
     Institutional Class.........................       --        --        --       521       877        --
RETURN OF CAPITAL
     Institutional Class.........................       --        59        --       167        --       778
     PlanAhead Class.............................       --        11        --        --        --        --
                                                    ------    ------    ------    ------    ------    ------
          TOTAL TAXABLE DISTRIBUTIONS............   $4,507    $4,776    $1,732    $1,294    $3,764    $2,783
                                                    ======    ======    ======    ======    ======    ======




--------

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):


                                                                                            INTERNATIONAL
                                                                  S&P 500      SMALL CAP     EQUITY INDEX
                                                                INDEX FUND    INDEX FUND         FUND
                                                                ----------    ----------    -------------


Cost basis of investments for federal income tax purposes....    $145,390      $149,812        $134,590

  Unrealized appreciation....................................     118,977         3,287          28,774
  Unrealized depreciation....................................     (25,693)       (1,182)         (1,777)
                                                                 --------      --------        --------
  Net unrealized appreciation/(depreciation).................      93,284         2,105          26,997
  Undistributed ordinary income..............................          --            24             374
  Undistributed long-term loss...............................     (26,001)         (220)             62
                                                                 --------      --------        --------
Distributable earnings.......................................    $ 67,283      $  1,909        $ 27,433
                                                                 ========      ========        ========



     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes of unrealized gains /(losses) on investments in passive foreign investment companies.

     Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate securities, foreign currency, and partnership transactions that have been reclassified as of December 31, 2006 (in thousands):


                                                                                            INTERNATIONAL
                                                                  S&P 500      SMALL CAP     EQUITY INDEX
                                                                INDEX FUND    INDEX FUND         FUND
                                                                ----------    ----------    -------------


Paid-in-capital..............................................     $(1,266)      $ 6,188         $ 535
Undistributed net investment income..........................         (36)            3           272
Accumulated net realized gain/(loss).........................       1,305        (6,195)         (743)
Unrealized appreciation (depreciation) of investments,
  futures contracts, and foreign currency....................          (3)            4           (64)


     At December 31, 2006, capital loss carryforward positions and expiration dates for federal income tax purposes were as follows (in thousands):


FUND                                         2007    2008     2009      2010    2011    2012     2013    2014    TOTAL
----                                         ----   ------   ------   -------   ----   ------   ------   ----   -------


S&P 500 Index Fund.........................   $45   $8,848   $1,300   $11,516   $635   $1,060   $2,311   $286   $26,001
Small Cap Index Fund.......................    --       --       --        --     --       --       --    220       220


     For the period ended December 31, 2006, the International Equity Index Fund utilized $506 of net capital loss carryovers. The S&P 500 Index Fund had $815 of expired capital loss carryovers.

4.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds (shares and dollars in thousands):



                                                  INSTITUTIONAL CLASS                            PLANAHEAD CLASS
                                      ------------------------------------------    ----------------------------------------
                                            FOR THE YEAR ENDED DECEMBER 31,              FOR THE YEAR ENDED DECEMBER 31,
                                              2006                   2005                  2006                  2005
                                      -------------------    -------------------    ------------------    ------------------
S&P 500 INDEX FUND                    SHARES      AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
------------------                    ------    ---------    ------    ---------    ------    --------    ------    --------


Shares sold.........................     874    $  15,548     1,805    $  29,463       732    $ 12,773      978     $ 15,753
Reinvestment of dividends...........     222        3,990       248        4,086        28         494       41          663
Shares redeemed.....................  (2,834)     (49,785)   (3,587)     (58,696)   (2,850)    (51,729)    (938)     (15,123)
                                      ------    ---------    ------    ---------    ------    --------     ----     --------
Net increase/(decrease) in capital
  shares outstanding................  (1,738)   $ (30,247)   (1,534)   $ (25,147)   (2,090)   $(38,462)      81     $  1,293
                                      ======    =========    ======    =========    ======    ========     ====     ========

                                                  INSTITUTIONAL CLASS
                                      ------------------------------------------
                                            FOR THE YEAR ENDED DECEMBER 31,
                                              2006                   2005
                                      -------------------    -------------------
SMALL CAP INDEX FUND                  SHARES      AMOUNT     SHARES      AMOUNT
--------------------                  ------    ---------    ------    ---------

Shares sold.........................  16,217    $ 232,022    10,087    $ 132,413
Reinvestment of dividends...........     118        1,732       100        1,291
Shares redeemed.....................  (9,747)    (131,397)   (9,695)    (123,873)
                                      ------    ---------    ------    ---------
Net increase/(decrease) in capital
  shares outstanding................   6,588    $ 102,357       492    $   9,831
                                      ======    =========    ======    =========

                                                  INSTITUTIONAL CLASS
                                      ------------------------------------------
                                            FOR THE YEAR ENDED DECEMBER 31,
                                              2006                   2005
                                      -------------------    -------------------
INTERNATIONAL EQUITY INDEX FUND       SHARES      AMOUNT     SHARES      AMOUNT
-------------------------------       ------    ---------    ------    ---------

Shares sold.........................   9,373    $ 108,842    10,624    $ 102,863
Reinvestment of dividends...........     298        3,764       268        2,783
Shares redeemed.....................  (5,697)     (64,018)   (4,624)     (43,497)
                                      ------    ---------    ------    ---------
Net increase/(decrease) in capital
  shares outstanding................   3,974    $  48,588     6,268    $  62,149
                                      ======    =========    ======    =========







--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------



                                                                        INSTITUTIONAL CLASS
                                                     --------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                       2006        2005        2004        2003        2002
                                                     --------    --------    --------    --------    --------


NET ASSET VALUE, BEGINNING OF PERIOD..............   $  16.90    $  16.43    $  15.10    $  11.96    $  15.62
                                                     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:(A)
     Net investment income........................       0.33        0.29        0.29        0.21        0.20
     Net gains (losses) on investments and futures
       transactions (both realized and
       unrealized)................................       2.30        0.47        1.32        3.14       (3.66)
                                                     --------    --------    --------    --------    --------
Total from investment operations..................       2.63        0.76        1.61        3.35       (3.46)
                                                     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income.........      (0.34)      (0.29)      (0.28)      (0.21)      (0.20)
     Tax return of capital........................         --          --(B)       --          --          --
                                                     --------    --------    --------    --------    --------
Total distributions...............................      (0.34)      (0.29)      (0.28)      (0.21)      (0.20)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD....................   $  19.19    $  16.90    $  16.43    $  15.10    $  11.96
                                                     ========    ========    ========    ========    ========
TOTAL RETURN......................................     15.69%       4.74%      10.76%      28.26%     (22.27%)
                                                     ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands).....   $223,008    $225,857    $244,668    $245,251    $195,368
     Ratios to average net assets (annualized):(A)
       Net investment income......................      1.85%       1.75%       1.85%       1.63%       1.47%
       Expenses, including expenses of the master
          portfolio...............................      0.14%       0.13%       0.17%       0.14%       0.14%



--------



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.



--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------



                                                                         PLANAHEAD CLASS
                                                      ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2006       2005       2004       2003       2002
                                                      -------    -------    -------    -------    --------


NET ASSET VALUE, BEGINNING OF PERIOD...............   $ 16.69    $ 16.23    $ 14.96    $ 11.85    $  15.49
                                                      -------    -------    -------    -------    --------
INCOME FROM INVESTMENT OPERATIONS:(A)
     Net investment income.........................      0.17       0.21       0.21       0.15        0.14
     Net gains (losses) on investments and futures
       transactions (both realized and
       unrealized).................................      2.33       0.48       1.31       3.12       (3.64)
                                                      -------    -------    -------    -------    --------
Total from investment operations...................      2.50       0.69       1.52       3.27       (3.50)
                                                      -------    -------    -------    -------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income..........     (0.22)     (0.23)     (0.25)     (0.16)      (0.14)
     Tax return of capital.........................        --         --(B)      --         --          --
                                                      -------    -------    -------    -------    --------
Total distributions................................     (0.22)     (0.23)     (0.25)     (0.16)      (0.14)
                                                      -------    -------    -------    -------    --------
NET ASSET VALUE, END OF PERIOD.....................   $ 18.97    $ 16.69    $ 16.23    $ 14.96    $  11.85
                                                      =======    =======    =======    =======    ========
TOTAL RETURN.......................................    15.09%      4.32%     10.21%     27.65%     (22.59%)
                                                      =======    =======    =======    =======    ========
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)......   $16,056    $48,985    $46,344    $34,729    $ 24,885
     Ratios to average net assets (annualized):(A)
       Net investment income, net of waivers.......     1.37%      1.28%      1.43%      1.16%       1.06%
       Net investment income, before waivers.......     1.37%      1.28%      1.43%      1.15%       0.98%
       Expenses, including expenses of the master
          portfolio, net of waivers(C).............     0.61%      0.61%      0.62%      0.63%       0.55%
       Expenses, including expenses of the master
          portfolio, before waivers................     0.61%      0.61%      0.62%      0.64%       0.63%



--------



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C) American Beacon Advisors, Inc. agreed to reimburse the Class for a portion of its expenses through March 1, 2003.



--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------



                                                                       INSTITUTIONAL CLASS
                                                       ---------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------
                                                         2006       2005      2004       2003       2002
                                                       --------   -------   -------    -------    --------


NET ASSET VALUE, BEGINNING OF PERIOD................   $  12.78   $ 12.57   $ 11.27    $  7.70    $   9.79
                                                       --------   -------   -------    -------    --------
INCOME FROM INVESTMENT OPERATIONS:(A)
     Net investment income..........................       0.17      0.16      0.14       0.04        0.11
     Net gains (losses) on investments and futures
       transactions (both realized and unrealized)..       2.11      0.42      1.87       3.57       (2.10)
                                                       --------   -------   -------    -------    --------
Total from investment operations....................       2.28      0.58      2.01       3.61       (1.99)
                                                       --------   -------   -------    -------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income...........      (0.17)    (0.17)    (0.13)     (0.04)      (0.10)
     Distributions from net realized gain on
       investments..................................         --     (0.15)    (0.58)        --          --
     Tax return of capital..........................         --     (0.05)(B)    --         --          --
                                                       --------   -------   -------    -------    --------
Total distributions.................................      (0.17)    (0.37)    (0.71)     (0.04)      (0.10)
                                                       --------   -------   -------    -------    --------
NET ASSET VALUE, END OF PERIOD......................   $  14.89   $ 12.78   $ 12.57    $ 11.27    $   7.70
                                                       ========   =======   =======    =======    ========
TOTAL RETURN........................................     17.85%     4.51%    17.91%     46.90%     (20.37%)
                                                       ========   =======   =======    =======    ========
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands).......   $151,878   $46,113   $39,196    $67,756    $ 11,227
     Ratios to average net assets (annualized):(A)
       Net investment income........................      1.49%     1.12%     0.90%      1.04%       1.13%
       Expenses, including expenses of the master
          portfolio.................................      0.18%     0.18%     0.22%      0.24%       0.20%



--------



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.



--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------



                                                                      INSTITUTIONAL CLASS
                                                     -----------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                       2006        2005       2004       2003       2002
                                                     --------    -------    -------    -------    --------


NET ASSET VALUE, BEGINNING OF PERIOD..............   $  10.33    $  9.39    $  8.01    $  5.86    $   7.07
                                                     --------    -------    -------    -------    --------
INCOME FROM INVESTMENT OPERATIONS:(A)
     Net investment income........................       0.23       0.21       0.17       0.14        0.11
     Net gains (losses) on investments, foreign
       currency and futures transactions (both
       realized and unrealized)...................       2.50       1.06       1.44       2.13       (1.23)
                                                     --------    -------    -------    -------    --------
Total from investment operations..................       2.73       1.27       1.61       2.27       (1.12)
                                                     --------    -------    -------    -------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income.........      (0.23)     (0.24)     (0.23)     (0.12)      (0.09)
     Dividends from net realized gains on
       investments................................      (0.07)        --         --         --          --
     Tax return of capital........................         --      (0.09)(B)     --         --          --
                                                     --------    -------    -------    -------    --------
Total distributions...............................      (0.30)     (0.33)     (0.23)     (0.12)      (0.09)
                                                     --------    -------    -------    -------    --------
NET ASSET VALUE, END OF PERIOD....................   $  12.76    $ 10.33    $  9.39    $  8.01    $   5.86
                                                     ========    =======    =======    =======    ========
TOTAL RETURN......................................     26.52%     13.58%     20.12%     38.87%     (15.65%)
                                                     ========    =======    =======    =======    ========
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands).....   $162,113    $90,200    $23,156    $10,043    $  4,912
     Ratios to average net assets (annualized):(A)
       Net investment income......................      2.44%      2.49%      2.16%      2.71%       1.97%
       Expenses, including expenses of the master
          portfolio...............................      0.22%      0.23%      0.26%      0.31%       0.25%



--------



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
TAX INFORMATION
FOR THE TAX YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2006, which is designated as qualifying for the dividends-received deduction, is as follows:





S&P 500 Index Fund                      95.57%
Small Cap Index Fund                    23.53%
International Equity Index Fund          0.00%



     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:





S&P 500 Index Fund                      100.0%
Small Cap Index Fund                    45.76%
International Equity Index Fund         90.48%



     Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2006:





S&P 500 Index Fund                          $0
Small Cap Index Fund                        $0
International Equity Index Funds      $877,484



     Of the ordinary dividends distributed to shareholders during the tax year ended December 31, 2006, the percentage of income derived from U.S. Treasury Obligations is as follows:





S&P 500 Index Fund                       0.4%
Small Cap Index Fund                     0.0%
International Equity Index Fund          0.0%





--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)
--------------------------------------------------------------------------------


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                       POSITION, TERM OF
                                       OFFICE AND LENGTH
                                        OF TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                   WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
---------------------                  -----------------                 -------------------------------------------



INTERESTED TRUSTEES
                                             TERM

                                    Lifetime of Trust until
                                    removal, resignation or
                                          retirement*

William F. Quinn** (58)           Trustee and President since       Chairman and CEO (2006-Present) and President (1986-
                                             1987                   2006), American Beacon Advisors, Inc.; Chairman
                                                                    (1989-2003) and Director (1979-1989, 2003-Present),
                                                                    American Airlines Federal Credit Union; Director,
                                                                    Crescent Real Estate Equities, Inc. (1994-Present);
                                                                    Director, Pritchard, Hubble & Herr, LLC (investment
                                                                    advisor) (2001-2006); Director of Investment
                                                                    Committee, Southern Methodist University Endowment
                                                                    Fund (1996-Present); Member, Southern Methodist
                                                                    University Cox School of Business Advisory Board
                                                                    (1999-2002); Member, New York Stock Exchange Pension
                                                                    Manager Committee (1997-1998, 2000-2002, 2006-
                                                                    Present); Chairman (2007-Present) and Vice Chairman
                                                                    (2004-2006), Committee for the Investment of
                                                                    Employee Benefits; Chairman, Committee for the
                                                                    Investment of Employee Benefits Defined Benefit Sub-
                                                                    Committee (2002-2004); Director, United Way of
                                                                    Metropolitan Tarrant County (1988-2000, 2004-
                                                                    Present); Trustee, American Beacon Mileage Funds
                                                                    (1995-Present); Trustee, American Beacon Select
                                                                    Funds (1999-Present); Trustee, American Beacon
                                                                    Master Trust (1995-Present).

Alan D. Feld** (69)                   Trustee since 1996            Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                                    firm) (1960-Present); Director, Clear Channel
                                                                    Communications (1984-Present); Trustee, CenterPoint
                                                                    Properties (1994-Present); Trustee, American Beacon
                                                                    Mileage Funds (1996-Present); Trustee, American
                                                                    Beacon Select Funds (1999-Present); Trustee,
                                                                    American Beacon Master Trust (1996-Present).


NON-INTERESTED TRUSTEES
                                             TERM

                                    Lifetime of Trust until
                                    removal, resignation or
                                          retirement*

W. Humphrey Bogart (62)               Trustee since 2004            Consultant, New River Canada Ltd. (mutual fund
                                                                    servicing company) (1998-2003); Board Member, Baylor
                                                                    University Medical Center Foundation (1992-2004);
                                                                    President and CEO, Allmerica Trust Company, NA
                                                                    (1996-1997); President and CEO, Fidelity Investments
                                                                    Southwest Company (1983-1995); Senior Vice President
                                                                    of Regional Centers, Fidelity Investments (1988-
                                                                    1995); Trustee, American Beacon Mileage Funds (2004-
                                                                    Present); Trustee, American Beacon Select Funds
                                                                    (2004-Present); Trustee, American Beacon Master
                                                                    Trust (2004-Present).

Brenda A. Cline (45)                  Trustee since 2004            Executive Vice President, Chief Financial Officer,
                                                                    Treasurer and Secretary, Kimbell Art Foundation
                                                                    (1993-Present); Trustee, Texas Christian University
                                                                    (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                                    (d/b/a Cook Children's Health Foundation) (2001-
                                                                    Present); Director, Christian Church Foundation
                                                                    (1999-Present); Trustee, American Beacon Mileage
                                                                    Funds (2004-Present); Trustee, American Beacon
                                                                    Select Funds (2004-Present); Trustee, American
                                                                    Beacon Master Trust (2004-Present).



--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                       POSITION, TERM OF
                                       OFFICE AND LENGTH
                                        OF TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                   WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
---------------------                  -----------------                 -------------------------------------------


NON-INTERESTED TRUSTEES (CONT.)



Richard A. Massman (63)               Trustee since 2004            Senior Vice President and General Counsel, Hunt
                                                                    Consolidated, Inc. (holding company engaged in
                                                                    energy, real estate, farming, ranching and venture
                                                                    capital activities) (1994-Present); Trustee,
                                                                    American Beacon Mileage Funds (2004-Present);
                                                                    Trustee, American Beacon Select Funds (2004-
                                                                    Present); Trustee, American Beacon Master Trust
                                                                    (2004-Present).

Stephen D. O'Sullivan (71)            Trustee since 1987            Consultant (1994-Present); Trustee, American Beacon
                                                                    Mileage Funds (1995-Present); Trustee, American
                                                                    Beacon Select Funds (1999-Present); Trustee,
                                                                    American Beacon Master Trust (1995-Present).

R. Gerald Turner (60)                 Trustee since 2001            President, Southern Methodist University (1995-
225 Perkins Admin. Bldg.                                            Present); Director, ChemFirst (1986-2002); Director,
Southern Methodist Univ.                                            J.C. Penney Company, Inc. (1996-Present); Director,
Dallas, Texas 75275                                                 California Federal Preferred Capital Corp. (2001-
                                                                    2003); Director, Kronus Worldwide Inc. (chemical
                                                                    manufacturing) (2003-Present); Director, First
                                                                    Broadcasting Investment Partners, LLC (2003-
                                                                    Present); Member, United Way of Dallas Board of
                                                                    Directors; Member, Salvation Army of Dallas Board of
                                                                    Directors; Member, Methodist Hospital Advisory
                                                                    Board; Member, Knight Commission on Intercollegiate
                                                                    Athletics; Trustee, American Beacon Mileage Funds
                                                                    (2001-Present); Trustee, American Beacon Select
                                                                    Funds (2001-Present); Trustee, American Beacon
                                                                    Master Trust (2001-Present).

Kneeland Youngblood (50)              Trustee since 1996            Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court                      Chairman since              private equity firm) (1998-Present); Director,
Suite 1740                                   2005                   Burger King Corporation (2004-Present); Trustee,
Dallas, Texas 75201                                                 City of Dallas, Texas Employee Retirement Fund
                                                                    (2004-Present); Trustee, The Hockaday School (1997-
                                                                    2005); Director, Starwood Hotels and Resorts (2001-
                                                                    Present); Member, Council on Foreign Relations
                                                                    (1995-Present); Director, Just For the Kids (1995-
                                                                    2001); Director, L&B Realty Advisors (1998-2000);
                                                                    Trustee, Teachers Retirement System of Texas (1993-
                                                                    1999); Director, Starwood Financial Trust (1998-
                                                                    2001); Trustee, St. Mark's School of Texas (2002-
                                                                    Present); Trustee, American Beacon Mileage Funds
                                                                    (1996-Present); Trustee, American Beacon Select
                                                                    Funds (1999-Present); Trustee, American Beacon
                                                                    Master Trust (1996-Present).


OFFICERS
                                             TERM

                                           One Year

Rosemary K. Behan (47)                 VP, Secretary and            Vice President, Legal and Compliance, American
                                          Chief Legal               Beacon Advisors, Inc. (2006- Present); Assistant
                                      Officer since 2006            General Counsel, First Command Financial Planning,
                                                                    Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                                    and Branch Chief (2000-2002); Securities and
                                                                    Exchange Commission.

Brian E. Brett (46)                      VP since 2004              Vice President, Director of Sales, American Beacon
                                                                    Advisors, Inc. (2004-Present); Regional Vice
                                                                    President, Neuberger Berman, LLC (investment
                                                                    advisor) (1996-2004).

Michael W. Fields (52)                   VP since 1989              Vice President, Fixed Income Investments, American
                                                                    Beacon Advisors, Inc. (1988- Present).

Rebecca L. Harris (40)               Treasurer since 1995           Vice President, Finance, American Beacon Advisors,
                                                                    Inc. (1995-Present).

Christina E. Sears (35)                Chief Compliance             Chief Compliance Officer, American Beacon Advisors,
                                      Officer since 2004            Inc. (2004-Present); Senior Compliance Analyst,
                                           and Asst.                American Beacon Advisors, Inc. (1998-2004).
                                        Secretary since
                                             1999



--------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors.



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

--------------------------------------------------------------------------------



                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)


COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 10.5%
Amazon.Com, Inc. (a)..........      65,208   $    2,573
Apollo Group, Inc. Class A
  (a).........................      29,567        1,152
AutoNation, Inc. (a)..........      30,237          645
AutoZone, Inc. (a)............      11,422        1,320
Bed Bath & Beyond, Inc. (a)...      59,201        2,256
Best Buy Co., Inc. ...........      84,650        4,164
Big Lots, Inc. (a)............      24,510          562
Black & Decker Corp. .........      14,082        1,126
Brunswick Corp. ..............      19,991          638
Carnival Corp. ...............      93,213        4,572
CBS Corp. Class B.............     163,615        5,102
Centex Corp. .................      25,855        1,455
Circuit City Stores, Inc. ....      31,532          598
Clear Channel Communications,
  Inc. .......................     103,193        3,667
Coach, Inc. (a)...............      77,242        3,318
Comcast Corp. Class A (a).....     441,651       18,695
D.R. Horton, Inc. ............      56,880        1,507
Darden Restaurants, Inc. .....      29,706        1,193
Dillard's, Inc. Class A.......      13,693          479
DIRECTV Group, Inc. (a).......     162,100        4,043
Dollar General Corp. .........      64,322        1,033
Dow Jones & Co., Inc. ........      12,569          478
Eastman Kodak Co. ............      61,027        1,574
eBay, Inc. (a)................     243,697        7,328
EW Scripps Co. Class A........      18,055          902
Family Dollar Stores, Inc. ...      33,168          973
Federated Department Stores,
  Inc. .......................     113,240        4,318
Ford Motor Co. (a)............     401,099        3,012
Fortune Brands, Inc. .........      31,265        2,670
Gannett Co., Inc. ............      50,094        3,029
Gap, Inc. ....................     114,286        2,229
General Motors Corp. .........     118,147        3,629
Genuine Parts Co. ............      35,606        1,689
Goodyear Tire & Rubber Co.
  (a).........................      38,059          799
H&R Block, Inc. ..............      69,033        1,591
Harley-Davidson, Inc. ........      55,312        3,898
Harman International
  Industries, Inc. ...........      13,943        1,393
Harrah's Entertainment,
  Inc. .......................      38,556        3,189
Hasbro, Inc. .................      33,195          905
Hilton Hotels Corp. ..........      81,798        2,855
Home Depot, Inc. .............     430,622       17,294
International Game Technology       72,177        3,335
Interpublic Group of Cos.,
  Inc. (a)....................      88,768        1,087
JC Penney & Co., Inc. ........      47,336        3,662
Johnson Controls, Inc. .......      41,725        3,585
Jones Apparel Group, Inc. ....      24,054          804
KB HOME                             15,914          816
Kohl's Corp. (a)..............      69,127        4,730
Leggett & Platt, Inc. ........      38,373          917
Lennar Corp. Class A..........      28,791        1,510
Limited Brands                      71,194        2,060
Liz Claiborne, Inc. ..........      22,110          961
Lowe's Cos., Inc. ............     324,557       10,110
Marriot International, Inc.
  Class A.....................      71,406        3,407
Mattel, Inc. .................      81,695        1,851
McDonald's Corp. .............     260,413       11,544
McGraw-Hill, Inc. ............      74,259        5,051
Meredith Corp. ...............       8,973          506
New York Times Co. Class A....      30,840          751
Newell Rubbermaid, Inc. ......      57,904        1,676
News Corp. Class A............     496,345       10,661
NIKE, Inc. Class B............      39,839        3,945
Nordstrom, Inc. ..............      47,327        2,335
Office Depot, Inc. (a)........      59,858        2,285
OfficeMax, Inc. ..............      14,368          713
Omnicom Group, Inc. ..........      35,730        3,735
Pulte Homes, Inc. ............      45,012        1,491
Radioshack Corp. .............      28,742          482
Sears Holdings Corp. (a)......      17,607        2,957
Sherwin-Williams Co. .........      23,645        1,503
Snap-On, Inc. ................      12,587          600
Stanley Works                       16,186          814
Staples, Inc. ................     152,606        4,075
Starbucks Corp. (a)...........     159,552        5,651
Starwood Hotels & Resorts
  Worldwide, Inc. ............      45,356        2,835
Target Corp. .................     182,425       10,407
Tiffany & Co. ................      30,159        1,183
Time Warner, Inc. ............     845,437       18,414
TJX Cos., Inc. ...............      93,610        2,670
Tribune Co. ..................      40,281        1,240
Univision Communications, Inc.
  Class A (a).................      53,184        1,884
V.F. Corp. ...................      18,547        1,522
Viacom, Inc. Class B (a)......     147,967        6,071
Walt Disney Co. ..............     436,355       14,954
Wendy's International, Inc. ..      19,445          643
Whirlpool Corp. ..............      16,314        1,354
Wyndham Worldwide Corp. (a)...      41,656        1,334
Yum! Brands, Inc. ............      56,301        3,310
                                             ----------
                                                291,284
                                             ----------

CONSUMER STAPLES - 9.0%
Altria Group, Inc. ...........     443,148       38,031
Anheuser-Busch Cos., Inc. ....     163,576        8,048
Archer-Daniels-Midland Co. ...     138,600        4,430
Avon Products, Inc. ..........      94,744        3,130
Brown-Forman Corp. Class B....      17,234        1,142
Campbell Soup Co. ............      45,335        1,763
Clorox Co. ...................      31,410        2,015
Coca-Cola Co. ................     429,883       20,742
Coca-Cola Enterprises, Inc. ..      58,182        1,188
Colgate-Palmolive Co. ........     107,777        7,031
ConAgra Foods, Inc. ..........     108,384        2,926
Constellation Brands, Inc.
  Class A (a).................      42,839        1,243
Costco Wholesale Corp. .......      98,160        5,190
CVS Corp. ....................     173,828        5,373

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)

Dean Foods Co. (a)............      28,488   $    1,204
Estee Lauder Cos, Inc. Class
  A...........................      26,085        1,065
General Mills, Inc. ..........      72,098        4,153
H.J. Heinz Co. ...............      70,540        3,175
Hershey Foods Corp. ..........      37,424        1,864
Kellogg Co. ..................      51,894        2,598
Kimberly-Clark Corp. .........      95,667        6,501
Kroger Co. ...................     152,500        3,518
McCormick & Co., Inc. ........      27,487        1,060
Molson Coors Brewing Co.,
  Class B.....................       9,674          739
Pepsi Bottling Group, Inc. ...      28,442          879
PepsiCo, Inc. ................     347,700       21,749
Procter & Gamble Co. .........     669,257       43,013
Reynolds American, Inc. ......      35,793        2,343
Safeway, Inc. ................      93,987        3,248
Sara Lee Corp. ...............     159,220        2,712
SuperValu, Inc. ..............      43,143        1,542
Sysco Corp. ..................     129,690        4,767
Tyson Foods, Inc., Class A....      53,967          888
UST Corp. ....................      33,653        1,959
Wal-Mart Stores, Inc. ........     518,655       23,952
Walgreen Co. .................     214,277        9,833
Whole Foods Market, Inc. .....      29,093        1,365
Wrigley Wm., Jr. Co. .........      46,515        2,406
                                             ----------
                                                248,785
                                             ----------

ENERGY - 9.4%
Anadarko Petroleum Corp. .....      96,412        4,196
Apache Corp. .................      69,248        4,606
Baker Hughes, Inc. ...........      67,398        5,032
BJ Services Co. ..............      63,108        1,850
Chesapeake Energy Corp. ......      88,050        2,558
ChevronTexaco Corp. ..........     461,642       33,944
ConocoPhillips                     347,586       25,009
Devon Energy Corp. ...........      93,214        6,253
El Paso Corp. ................     145,854        2,229
EOG Resources, Inc. ..........      50,728        3,168
ExxonMobil Corp. .............   1,232,334       94,434
Halliburton Co. ..............     212,954        6,612
Hess Corp. ...................      57,066        2,829
Kinder Morgan, Inc. ..........      22,209        2,349
Marathon Oil Corp. ...........      74,794        6,918
Murphy Oil Corp. .............      39,623        2,015
Nabors Industries, Ltd. (a)...      65,339        1,946
National Oilwell Varco, Inc.
  (a).........................      36,416        2,228
Noble Corp. ..................      28,613        2,179
Occidental Petroleum Corp. ...     183,115        8,941
Rowan Cos., Inc. .............      23,312          774
Schlumberger, Ltd. ...........     249,997       15,790
Smith International, Inc. ....      42,332        1,738
Sunoco, Inc. .................      25,642        1,599
Transocean, Inc. (a)..........      61,904        5,007
Valero Energy Corp. ..........     127,305        6,513
Weatherford International Ltd.
  (a).........................      73,029        3,052
Williams Cos., Inc. ..........     126,532        3,305
XTO Energy, Inc. .............      77,341        3,639
                                             ----------
                                                260,713
                                             ----------

FINANCIALS - 21.9%
ACE, Ltd. ....................      68,370        4,141
AFLAC, Inc. ..................     103,444        4,758
Allstate Corp. ...............     131,623        8,570
Ambac Financial Group, Inc. ..      22,117        1,970
American Express Co. .........     256,477       15,560
American International Group,
  Inc. .......................     550,102       39,420
Ameriprise Financial, Inc. ...      52,055        2,837
AON Corp. ....................      66,231        2,341
Apartment Investment &
  Management Co. Class A......      20,565        1,152
Archstone-Smith Trust.........      46,242        2,692
Bank of America Corp. ........     951,021       50,775
Bank of New York Co., Inc. ...     161,084        6,342
BB&T Corp. ...................     113,373        4,980
Bear Stearns Cos., Inc. ......      25,379        4,131
Boston Properties, Inc. ......      24,276        2,716
Capital One Financial Corp. ..      86,384        6,636
CB Richard Ellis Group, Inc.
  Class A (a).................      38,900        1,291
Charles Schwab Corp. .........     215,277        4,163
Chicago Mercantile Exchange
  Holdings, Inc. .............       7,459        3,802
Chubb Corp. ..................      87,049        4,606
Cincinnati Financial Corp. ...      36,619        1,659
CIT Group, Inc. ..............      42,131        2,350
Citigroup, Inc. ..............   1,040,542       57,958
Comerica, Inc. ...............      33,939        1,992
Commerce Bancorp, Inc. .......      38,423        1,355
Compass Bancshares, Inc. .....      27,185        1,622
Countrywide Financial Corp. ..     131,490        5,582
E*Trade Financial Corp. (a)...      89,682        2,011
Equity Office Properties
  Trust.......................      73,873        3,558
Equity Residential............      61,100        3,101
Fannie Mae....................     205,469       12,203
Federal Home Loan Mortgage
  Corp. ......................     146,803        9,968
Federated Investors, Inc.
  Class B.....................      18,160          613
Fidelity National Information
  Services, Inc. .............      34,498        1,383
Fifth Third Bancorp...........     117,969        4,828
First Horizon National
  Corp. ......................      26,198        1,095
Franklin Resources, Inc. .....      35,354        3,895
Genworth Financial, Inc. Class
  A...........................      96,501        3,301
Goldman Sachs Group, Inc. ....      89,885       17,919
Hartford Financial Services
  Group, Inc. ................      67,089        6,260
Huntington Bancshares, Inc. ..      50,711        1,204
J.P. Morgan Chase & Co. ......     735,016       35,501
Janus Capital Group, Inc. ....      45,056          973
KeyCorp.......................      83,775        3,186

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)

Kimco Realty Corp. ...........      47,843   $    2,151
Legg Mason, Inc. .............      27,686        2,632
Lehman Brothers Holdings,
  Inc. .......................     113,292        8,850
Lincoln National Corp. .......      59,782        3,970
Loews Corp. ..................      96,944        4,020
M & T Bank Corp. .............      16,052        1,961
Marsh & McLennan Cos., Inc. ..     116,800        3,581
Marshall & Ilsley Corp. ......      53,960        2,596
MBIA, Inc. ...................      28,847        2,108
Mellon Financial Corp. .......      86,595        3,650
Merrill Lynch & Co., Inc. ....     187,113       17,420
MetLife, Inc. ................     161,409        9,525
MGIC Investment Corp. ........      18,418        1,152
Moody's Corp. ................      49,487        3,418
Morgan Stanley................     223,352       18,188
National City Corp. ..........     133,791        4,891
Northern Trust Corp. .........      38,964        2,365
Plum Creek Timber Co., Inc. ..      38,698        1,542
PNC Financial Services Group,
  Inc. .......................      62,042        4,594
Principal Financial Group,
  Inc. .......................      56,228        3,301
Progressive Corp. ............     161,699        3,916
ProLogis......................      51,362        3,121
Prudential Financial, Inc. ...     100,521        8,631
Public Storage, Inc. .........      25,680        2,504
Realogy Corp. (a).............      43,639        1,323
Regions Financial Corp. ......     153,917        5,756
SAFECO Corp. .................      21,841        1,366
Simon Property Group, Inc. ...      46,909        4,751
SLM Corp. ....................      85,313        4,161
Sovereign Bancorp, Inc. ......      73,343        1,862
St. Paul Travelers Cos.,
  Inc. .......................     145,882        7,832
State Street Corp. (b)........      69,744        4,704
SunTrust Banks, Inc. .........      76,113        6,428
Synovus Financial Corp. ......      67,819        2,091
T. Rowe Price Group, Inc. ....      55,753        2,440
Torchmark Corp. ..............      20,742        1,323
U.S. Bancorp..................     370,737       13,417
UnumProvident Corp. ..........      70,362        1,462
Vornado Realty Trust..........      27,180        3,302
Wachovia Corp. ...............     403,744       22,993
Washington Mutual, Inc. ......     199,150        9,059
Wells Fargo Co. ..............     714,949       25,424
Western Union Co. ............     162,410        3,641
XL Capital, Ltd. Class A......      37,851        2,726
Zions Bancorp.................      22,290        1,838
                                             ----------
                                                604,386
                                             ----------

HEALTH CARE - 11.6%
Abbott Laboratories...........     325,078       15,835
Aetna, Inc. ..................     110,591        4,775
Allergan, Inc. ...............      32,090        3,842
AmerisourceBergen Corp. ......      41,365        1,860
Amgen, Inc. (a)...............     247,049       16,876
Applera Corp. -- Applied
  Biosystems Group                  38,487        1,412
Barr Pharmaceuticals, Inc.
  (a).........................      22,471        1,126
Bausch & Lomb, Inc. ..........      11,361          591
Baxter International, Inc. ...     138,557        6,428
Becton, Dickinson & Co. ......      51,991        3,647
Biogen Idec, Inc. (a).........      71,901        3,537
Biomet, Inc. .................      52,003        2,146
Boston Scientific Corp. (a)...     248,691        4,273
Bristol-Myers Squibb Co. .....     417,718       10,994
C.R. Bard, Inc. ..............      21,663        1,797
Cardinal Health, Inc. ........      85,634        5,517
Caremark Rx, Inc. ............      90,090        5,145
Celgene Corp. (a).............      79,000        4,545
CIGNA Corp. ..................      21,763        2,863
Coventry Health Care, Inc.
  (a).........................      33,705        1,687
Eli Lilly & Co. ..............     208,848       10,881
Express Scripts, Inc. (a).....      29,091        2,083
Forest Laboratories, Inc.
  (a).........................      66,417        3,361
Genzyme Corp. (a).............      55,278        3,404
Gilead Sciences, Inc. (a).....      97,402        6,324
Health Management Associates,
  Inc. Class A................      50,557        1,067
Hospira, Inc. (a).............      32,339        1,086
Humana, Inc. (a)..............      34,534        1,910
IMS Health, Inc. .............      42,014        1,155
Johnson & Johnson                  613,981       40,535
King Pharmaceuticals, Inc.
  (a).........................      50,093          798
Laboratory Corp. of America
  Holdings (a)................      26,382        1,938
Manor Care, Inc. .............      14,700          690
McKesson Corp. ...............      62,129        3,150
Medco Health Solutions, Inc.
  (a).........................      62,067        3,317
MedImmune, Inc. (a)...........      48,823        1,580
Medtronic, Inc. ..............     243,962       13,054
Merck & Co., Inc. ............     459,042       20,014
Millipore Corp. (a)...........      10,763          717
Mylan Laboratories Inc. ......      43,339          865
Patterson Cos., Inc. (a)......      29,591        1,051
Pfizer, Inc. .................   1,526,997       39,549
Quest Diagnostics, Inc. ......      33,907        1,797
Schering-Plough Corp. ........     314,004        7,423
St. Jude Medical, Inc. (a)....      74,428        2,721
Stryker Corp. ................      61,705        3,401
Tenet Healthcare Corp. (a)....      99,321          692
Thermo Electron Corp. (a).....      85,997        3,895
UnitedHealth Group, Inc. .....     284,559       15,289
Watson Pharmaceuticals, Inc.
  (a).........................      22,071          575
Wellpoint, Inc. (a)...........     131,688       10,363
Wyeth.........................     284,221       14,473
Zimmer Holdings, Inc. (a).....      51,281        4,019
                                             ----------
                                                322,073
                                             ----------


                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)


INDUSTRIALS - 10.6%
3M Co. .......................     155,982   $   12,156
Allied Waste Industries, Inc.
  (a).........................      50,835          625
American Power Conversion
  Corp. ......................      36,779        1,125
American Standard Cos.,
  Inc. .......................      37,436        1,716
Avery Dennison Corp. .........      19,933        1,354
Boeing Co. ...................     167,871       14,914
Burlington Northern Santa Fe
  Corp. ......................      76,490        5,646
Caterpillar, Inc. ............     137,003        8,402
Cintas Corp. .................      28,572        1,135
Cooper Industries, Ltd. ......      19,182        1,735
CSX Corp. ....................      92,941        3,200
Cummins, Inc. ................      11,508        1,360
Danaher Corp. ................      49,582        3,592
Deere & Co. ..................      48,394        4,601
Dover Corp. ..................      42,847        2,100
Eaton Corp. ..................      32,077        2,410
Emerson Electric Co. .........     169,008        7,452
Equifax, Inc. ................      26,852        1,090
FedEx Corp. ..................      64,549        7,011
Fluor Corp. ..................      18,164        1,483
General Dynamics Corp. .......      85,678        6,370
General Electric Co. .........   2,177,851       81,038
Goodrich Co. .................      25,837        1,177
Honeywell International,
  Inc. .......................     172,884        7,821
Illinois Tool Works, Inc. ....      87,506        4,042
Ingersoll-Rand Co. Class A....      64,113        2,509
ITT Industries, Inc. .........      38,526        2,189
L-3 Communications Holdings,
  Inc. .......................      25,281        2,068
Lockheed Martin Corp. ........      75,007        6,906
Masco Corp. ..................      83,337        2,489
Monster Worldwide, Inc. (a)...      26,276        1,226
Norfolk Southern Corp. .......      83,334        4,191
Northrop Grumman Corp. .......      71,806        4,861
PACCAR, Inc. .................      53,220        3,454
Pall Corp. ...................      26,856          928
Parker-Hannifin Corp. ........      25,303        1,945
Pitney Bowes, Inc. ...........      46,085        2,129
R.R. Donnelley & Sons Co. ....      45,803        1,628
Raytheon Co. .................      93,511        4,937
Robert Half International,
  Inc. .......................      36,327        1,348
Rockwell Automation, Inc. ....      37,236        2,274
Rockwell Collins, Inc. .......      35,532        2,249
Ryder Systems, Inc. ..........      12,821          655
Southwest Airlines Co. .......     166,660        2,553
Terex Corp. (a)...............      21,500        1,388
Textron, Inc. ................      27,058        2,537
Tyco International, Ltd. .....     421,181       12,804
Union Pacific Corp. ..........      56,518        5,201
United Parcel Service, Inc.
  Class B.....................     228,116       17,104
United Technologies Corp. ....     213,583       13,353
W.W. Grainger, Inc. ..........      16,159        1,130
Waste Management, Inc. .......     112,537        4,138
                                             ----------
                                                291,749
                                             ----------

INFORMATION TECHNOLOGY - 14.4%
ADC Telecommunications, Inc.
  (a).........................      25,096          365
Adobe Systems, Inc. (a).......     122,225        5,026
Advanced Micro Devices, Inc.
  (a).........................     116,605        2,373
Affiliated Computer Services,
  Inc. Class A (a)............      24,679        1,205
Agilent Technologies, Inc.
  (a).........................      86,267        3,006
Altera Corp. (a)..............      76,216        1,500
Analog Devices, Inc. .........      75,095        2,468
Apple Computer, Inc. (a)......     179,554       15,233
Applied Materials, Inc. ......     289,679        5,345
Autodesk, Inc. (a)............      48,583        1,966
Automatic Data Processing,
  Inc. .......................     117,306        5,777
Avaya, Inc. (a)...............      92,417        1,292
BMC Software, Inc. (a)........      44,771        1,442
Broadcom Corp. Class A (a)....      97,879        3,162
CA, Inc. .....................      86,100        1,950
CIENA Corp. (a)...............      18,068          501
Cisco Systems, Inc. (a).......   1,282,397       35,048
Citrix Systems, Inc. (a)......      38,274        1,035
Cognizant Technology Solutions
  Corp. Class A...............      29,900        2,307
Computer Sciences Corp. (a)...      36,295        1,937
Compuware Corp. (a)...........      78,803          656
Comverse Technology, Inc.
  (a).........................      42,971          907
Convergys Corp. (a)...........      28,696          682
Corning, Inc. (a).............     331,317        6,199
Dell, Inc. (a)................     481,994       12,093
Electronic Arts, Inc. (a).....      63,803        3,213
Electronic Data Systems
  Corp. ......................     108,129        2,979
EMC Corp. ....................     466,362        6,156
First Data Corp. .............     162,410        4,145
Fiserv, Inc. (a)..............      36,462        1,911
Google, Inc. Class A (a)......      45,351       20,883
Hewlett-Packard Co. ..........     577,631       23,793
IAC (a).......................      46,900        1,743
Intel Corp. ..................   1,216,018       24,624
International Business
  Machines Corp. .............     318,025       30,896
Intuit, Inc. (a)..............      72,828        2,222
Jabil Circuit, Inc. ..........      37,335          917
Juniper Networks, Inc. (a)....     117,475        2,225
KLA-Tencor Corp. .............      41,996        2,089
Lexmark International Group,
  Inc. Class A (a)............      21,769        1,593
Linear Technology Corp. ......      63,875        1,937
LSI Logic Corp. (a)...........      82,199          740
Maxim Integrated Products,
  Inc. .......................      67,368        2,063
Micron Technology, Inc. (a)...     159,715        2,230
Microsoft Corp. ..............   1,832,017       54,704
Molex, Inc. ..................      29,603          936
Motorola, Inc. ...............     509,619       10,478
National Semiconductor
  Corp. ......................      62,815        1,426
NCR Corp. (a).................      38,303        1,638
Network Appliance, Inc. (a)...      78,313        3,076

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)

Novell, Inc. (a)..............      69,067   $      428
Novellus Systems, Inc. (a)....      27,450          945
NVIDIA Corp. (a)..............      74,136        2,744
Oracle Corp. (a)..............     851,387       14,593
Paychex, Inc. ................      70,251        2,778
PerkinElmer, Inc. ............      27,340          608
PMC-Sierra, Inc. (a)..........      43,362          291
QLogic Corp. (a)..............      34,395          754
QUALCOMM, Inc. ...............     350,570       13,248
Sabre Holdings Corp. Class A..      28,511          909
SanDisk Corp. (a).............      48,429        2,084
Sanmina-SCI Corp. (a).........     113,211          391
Solectron Corp. (a)...........     187,819          605
Sun Microsystems, Inc. (a)....     735,209        3,985
Symantec Corp. (a)............     198,688        4,143
Symbol Technologies, Inc. ....      52,353          782
Tektronix, Inc. ..............      16,785          490
Tellabs, Inc. (a).............      93,871          963
Teradyne, Inc. (a)............      41,522          621
Texas Instruments, Inc. ......     314,217        9,049
Unisys Corp. (a)..............      73,007          572
VeriSign, Inc. (a)............      51,462        1,238
Waters Corp. (a)..............      21,925        1,074
Xerox Corp. (a)...............     206,489        3,500
Xilinx, Inc. .................      72,429        1,724
Yahoo!, Inc. (a)..............     262,402        6,702
                                             ----------
                                                397,313
                                             ----------

MATERIALS - 3.0%
Air Products & Chemicals,
  Inc. .......................      46,035        3,235
Alcoa, Inc. ..................     180,719        5,423
Allegheny Technologies,
  Inc. .......................      21,296        1,931
Ashland, Inc. ................      13,322          922
Ball Corp. ...................      21,739          948
Bemis Co., Inc. ..............      21,698          737
Consol Energy, Inc. ..........      38,421        1,235
Dow Chemical Co. .............     204,034        8,149
E.I. Du Pont de Nemours &
  Co. ........................     195,949        9,545
Eastman Chemical Co. .........      16,917        1,003
Ecolab, Inc. .................      38,344        1,733
Freeport-McMoRan Copper &
  Gold, Inc. Class B..........      40,644        2,265
Hercules, Inc. (a)............      24,773          478
International Flavors &
  Fragrances, Inc. ...........      16,257          799
International Paper Co. ......      94,457        3,221
MeadWestvaco Corp. ...........      37,708        1,134
Monsanto Co. .................     113,151        5,944
Newmont Mining Corp. .........      94,339        4,259
Nucor Corp. ..................      64,112        3,504
Pactiv Corp. (a)..............      29,855        1,066
Peabody Energy Corp. .........      55,400        2,239
Phelps Dodge Corp. ...........      42,645        5,105
PPG Industries, Inc. .........      34,599        2,222
Praxair, Inc. ................      67,634        4,013
Rohm & Haas Co. ..............      29,991        1,533
Sealed Air Corp. .............      17,090        1,110
Sigma-Aldrich Corp. ..........      13,837        1,075
Temple-Inland, Inc. ..........      23,000        1,059
United States Steel Corp. ....      26,183        1,915
Vulcan Materials Co. .........      19,760        1,776
Weyerhaeuser Co. .............      49,587        3,503
                                             ----------
                                                 83,081
                                             ----------

TELECOMMUNICATION SERVICES - 3.4%
ALLTEL Corp. .................      80,854        4,890
AT&T, Inc. ...................     811,422       29,008
BellSouth Corp. ..............     386,329       18,200
CenturyTel, Inc. .............      23,885        1,043
Citizens Communications Co. ..      69,090          993
Embarq Corp. .................      31,143        1,637
JDS Uniphase Corp. (a)........      44,204          736
Qwest Communications
  International, Inc. (a).....     332,980        2,787
Sprint Corp. (Fon Group)......     613,076       11,581
Verizon Communications,
  Inc. .......................     618,227       23,023
Windstream Corp. .............      99,356        1,413
                                             ----------
                                                 95,311
                                             ----------

UTILITIES - 3.4%
AES Corp. (a).................     138,351        3,049
Allegheny Energy, Inc. (a)....      34,008        1,561
Ameren Corp. .................      42,678        2,293
American Electric Power Co.,
  Inc. .......................      82,514        3,513
CenterPoint Energy, Inc. .....      64,100        1,063
CMS Energy Corp. (a)..........      46,751          781
Consolidated Edison, Inc. ....      54,385        2,614
Constellation Energy Group,
  Inc. .......................      37,222        2,563
Dominion Resources, Inc. .....      74,121        6,214
DTE Energy Co. ...............      37,063        1,794
Duke Energy Corp. ............     266,428        8,848
Dynegy Inc. Class A (a).......      77,580          562
Edison International..........      67,978        3,092
Entergy Corp. ................      44,181        4,079
Exelon Corp. .................     142,321        8,808
FirstEnergy Corp. ............      69,031        4,163
FPL Group, Inc. ..............      85,845        4,672
KeySpan Corp. ................      36,721        1,512
Nicor, Inc. ..................       9,343          437
NiSource, Inc. ...............      58,048        1,399
Peoples Energy Corp. .........       8,157          364
PG&E Corp. ...................      73,854        3,495
Pinnacle West Capital Corp. ..      20,647        1,047
PPL Corp. ....................      79,488        2,849
Progress Energy, Inc. ........      52,576        2,580
Public Service Enterprise
  Group, Inc. ................      52,589        3,491
Questar Corp. ................      18,000        1,495
Sempra Energy.................      54,262        3,041

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                               MARKET
                                                VALUE
                                  SHARES        (000)
                                ----------   ----------
                                 (DOLLARS IN THOUSANDS)

Southern Co. .................     154,849   $    5,708
TECO Energy, Inc. ............      43,414          748
TXU Corp. ....................      96,201        5,215
Xcel Energy, Inc. ............      84,065        1,939
                                             ----------
                                                 94,989
                                             ----------
     TOTAL COMMON STOCKS
       (COST $1,689,558,213)..                2,689,684
                                             ----------

                                    PAR
                                  AMOUNT
                                   (000)
                                ----------
                                     (IN THOUSANDS)

U.S. GOVERNMENT SECURITIES - 0.2%
United States Treasury Bill
  4.83% due 03/08/07 (c)(d)...  $   $4,299        4,261
                                             ----------
     TOTAL U.S. GOVERNMENT
       SECURITIES
       (COST $4,260,932)......                    4,261
                                             ----------

                                  SHARES        VALUE
                                ----------   ----------
                                     (IN THOUSANDS)

MONEY MARKET FUNDS - 2.5%
AIM Short Term Investment
  Prime Portfolio.............      68,244   $  $68,244
Federated Money Market
  Obligations Trust...........         526          526
                                             ----------
     TOTAL MONEY MARKET FUNDS
       (COST $68,770,218).....                   68,770
                                             ----------
TOTAL INVESTMENTS - 99.9%
  (IDENTIFIED COST
  $1,762,589,363).............               $2,762,715
                                             ----------
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%..........                    3,981
                                             ----------
NET ASSETS - 100%.............               $2,766,696
                                             ==========




SCHEDULE OF FUTURES CONTRACTS


                                              UNREALIZED
                                 NUMBER OF   APPRECIATION
                                 CONTRACTS       (000)
                                 ---------   ------------
                                  (DOLLARS IN THOUSANDS)


S&P 500 Financial Futures
  Contracts (long) Expiration
  Date 03/2007.................    1,070          $12
                                                  ---
Total unrealized appreciation
  on open futures contracts
  purchased....................                   $12
                                                  ===



--------



(a)   Non-income producing security.

(b)   Affiliated issuer. See table that follows for more information.

(c)   Rate represents annualized yield at date of purchase.

(d) Security held as collateral in relation to initial margin requirements on futures contracts.

AFFILIATE TABLE


                                                  SHARES PURCHASED                                       INCOME EARNED
                                    NUMBER OF          FOR THE       SHARES SOLD THE      NUMBER OF         FOR THE
                                   SHARES HELD       YEAR ENDED         YEAR ENDED     SHARES HELD AT     YEAR ENDED
SECURITY DESCRIPTION              AT 12/31/2005       12/31/06           12/31/06         12/31/06      12/31/06 (000)
--------------------              -------------   ----------------   ---------------   --------------   --------------


State Street Corp.                    70,325            1,419             2,000            69,744             $56

                                   REALIZED GAIN
                                  ON SHARES SOLD
SECURITY DESCRIPTION                   (000)
--------------------              --------------


State Street Corp.                      $42



                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Amounts in thousands)
--------------------------------------------------------------------------------




ASSETS
     Investments in unaffiliated issuers at market (identified cost
       $1,760,261).........................................................   $2,758,011
     Investments in non-controlled affiliates at market (identified cost
       $2,328) (Note 4)....................................................        4,704
                                                                              ----------
                                                                               2,762,715

     Receivables:
       Investment securities sold..........................................          421
       Dividends and interest..............................................        3,949
                                                                              ----------
          TOTAL ASSETS.....................................................    2,767,085
                                                                              ----------
LIABILITIES
     Payables:
       Daily variation margin on futures contracts.........................          285
       Management fees (Note 4)............................................          104
                                                                              ----------
          TOTAL LIABILITIES................................................          389
                                                                              ----------
NET ASSETS.................................................................   $2,766,696
                                                                              ==========





                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006 (Amounts in thousands)

--------------------------------------------------------------------------------




INVESTMENT INCOME
     Dividend income -- unaffiliated issuers..........................               $ 47,819
     Dividend income -- non-controlled affiliated issuer..............                     56
     Interest.........................................................                  2,803
                                                                                     --------
          TOTAL INVESTMENT INCOME.....................................                 50,678
                                                                                     --------
EXPENSES
     Management fees (Note 4).........................................   $  1,146
                                                                         ========
          TOTAL EXPENSES..............................................                  1,146
                                                                                     --------
NET INVESTMENT INCOME.................................................                 49,532
                                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
     Investments -- unaffiliated issuers..............................      4,724
       Investments -- non-controlled affiliated issuer................         42
       Futures contracts..............................................      5,128       9,894
                                                                         ========

     Net change in net unrealized appreciation (depreciation) on:
       Investments....................................................    317,818
  Futures contracts                                                           778
                                                                         ========
                                                                                      318,596
                                                                                     --------
Net realized and unrealized gain......................................                328,490
                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................               $378,022
                                                                                     ========





                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (Amounts in thousands)
--------------------------------------------------------------------------------



                                                                        FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                         2006            2005
                                                                     ------------    ------------


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income........................................    $   49,532      $   45,936
     Net realized gain (loss) on investments and futures
       contracts..................................................         9,894          (7,186)
     Net change in net unrealized appreciation (depreciation).....       318,596          63,727
                                                                      ----------      ----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       378,022         102,477
                                                                      ----------      ----------

CAPITAL TRANSACTIONS
     Proceeds from contributions..................................       310,574         278,352
     Contributions in-kind........................................         8,054              --
     Fair value of withdrawals....................................      (383,063)       (457,339)
     Withdrawals in-kind..........................................            --        (237,848)
                                                                      ----------      ----------
          NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       (64,435)       (416,835)
                                                                      ----------      ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS.......................       313,587        (314,358)
NET ASSETS
     Beginning of period..........................................     2,453,109       2,767,467
                                                                      ----------      ----------
     END OF PERIOD................................................    $2,766,696      $2,453,109
                                                                      ==========      ==========





                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following table includes selected supplemental data and ratios to average net assets:


                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                    ENDED        ENDED        ENDED        ENDED        ENDED
                                                  12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
                                                 ----------   ----------   ----------   ----------   ----------


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (in thousands)..  $2,766,696   $2,453,109   $2,767,467   $2,714,672   $1,992,548
     Ratios to average net assets:
          Operating expenses...................      0.045%       0.045%       0.045%       0.045%       0.045%
          Net investment income................       1.94%        1.84%        1.97%        1.74%        1.57%
     Portfolio turnover rate*                           10%           8%           9%          12%          13%
     Total return(a)                                 15.75%        4.87%       10.86%       28.62%      (22.16%)



--------

*   The portfolio turnover rate excludes in-kind security transactions.

(a) Results represent past performance and are not indicative of future results.




                       See notes to financial statements.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------



1.  ORGANIZATION

     The State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2006, only the Portfolio and State Street Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

  Security valuation:

     The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

  Securities transactions, investment income and expenses:

     Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

  Federal income taxes:

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

  Futures:

     The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

  Use of Estimates:

     The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

     For the year ended December 31, 2006, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $237,271,572 and $269,069,491, respectively. The aggregate value of in-kind contributions and withdrawals were $8,053,539 and $0, respectively.

     At December 31, 2006, the book cost of investments was $1,762,589,363 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,064,901,605 and $64,775,938, respectively, resulting in net appreciation of $1,000,125,667 for all securities as computed on a federal income tax basis.

     The difference between book and tax cost amounts are primarily due to wash sale loss deferrals.

4. RELATED PARTY FEES AND TRANSACTIONS

     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


portion of the S&P 500(R) Index. The market value of this investment at December 31, 2006 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

     Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

6.  NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report, June 29, 2007. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

     In addition, in September 2006, Statement of Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.




--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the Portfolio) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        -s- ERNST & YOUNG LLP


Boston, Massachusetts
February 22, 2007




--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


PROXY VOTING POLICIES AND PROCEDURES AND RECORD

     The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

     The Board of Trustees of the Trust met on November 30, 2006 (the "Meeting") to consider the renewal of the investment advisory agreement for the Portfolio (the "Advisory Agreement"). In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the Adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the "Adviser") under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

     In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.6 trillion in assets under management as of September 30, 2006. They reviewed information regarding State Street's business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products is exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio was satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate, had been of uniformly high quality, and could be expected to remain so.



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION (UNAUDITED) -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


     The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. Accordingly, they concluded that the performance the Portfolio was satisfactory.

     The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended September 30, 2006. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable to either or both of those entities, the profitability was in no case such as to render the advisory fee excessive.

     In order better to evaluate the Portfolio's advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that that the Portfolio's advisory fee and total expense ratio were lower than the average for its peer group. The Trustees concluded that the data available provided confirmation of the reasonableness of the Adviser's fee. The Board determined that the Adviser's fees were fair and reasonable.

     In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust' relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fees excessive.

     The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

--------------------------------------------------------------------------------


     The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

     - business addresses and ages;

     - principal occupations during the past five years; and

     - other directorships of publicly traded companies or funds.

     As of December 31, 2006, none of the Trustees were considered to be an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees").


                                                                                           NUMBER OF
                                                                                         FUNDS IN FUND
                            POSITION(S)    TERM OF OFFICE                                   COMPLEX
NAME, ADDRESS, AND           HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY       OTHER DIRECTORSHIPS
DATE OF BIRTH ("DOB")          TRUST         TIME SERVED       DURING PAST FIVE YEARS       TRUSTEE*          HELD BY TRUSTEE
---------------------       -----------   ----------------   -------------------------   -------------   -------------------------


INDEPENDENT TRUSTEES
Michael F. Holland          Trustee and   Term: Indefinite   Chairman, Holland &               12        Trustee, State Street
Holland & Company, LLC      Chairman of   Elected: 2/00      Company L.L.C.                              Institutional Investment
375 Park Avenue             the Board                        (investment adviser)                        Trust; Director, the
New York, NY 10152                                           (1995-present).                             Holland Series Fund,
DOB: July 7, 1944                                                                                        Inc.; Director, the China
                                                                                                         Fund, Inc.; Chairman and
                                                                                                         Trustee, Scottish Widows
                                                                                                         Investment Partnership
                                                                                                         Trust; and Director,
                                                                                                         Reaves Utility Income
                                                                                                         Fund
William L. Boyan            Trustee       Term: Indefinite   Trustee of Old Mutual             12        Trustee, State Street
State Street Master Funds                 Elected: 2/00      South Africa Master Trust                   Institutional Investment
P.O. Box 5049                                                (investments) (1995-                        Trust; and Trustee, Old
Boston, MA 02206                                             present); Chairman                          Mutual South Africa
DOB: January 20, 1937                                        emeritus, Children's                        Master Trust
                                                             Hospital (1984-present);
                                                             Director, Boston Plan For
                                                             Excellence (non-profit)
                                                             (1994-present); President
                                                             and Chief Operations
                                                             Officer, John Hancock
                                                             Mutual Life Insurance
                                                             Company (1959-1999).  Mr.
                                                             Boyan retired in 1999.
Rina K. Spence              Trustee       Term: Indefinite   President of SpenceCare           12        Trustee, State Street
7 Acacia Street                           Elected: 2/00      International LLC (1998-                    Institutional Investment
Cambridge, MA 02138                                          present); Member of the                     Trust; Director,
DOB: October 24, 1948                                        Advisory Board, Ingenium                    Berkshire Life Insurance
                                                             Corp. (technology                           Company of America; and
                                                             company) (2001-present);                    Director, IEmily.com
                                                             Chief Executive Officer,
                                                             IEmily.com (internet
                                                             company) (2000-2001);
                                                             Chief Executive Officer
                                                             of Consensus
                                                             Pharmaceutical, Inc.
                                                             (1998-1999); Founder,
                                                             President and Chief
                                                             Executive Officer of
                                                             Spence Center for Women's
                                                             Health (1994-1998);
                                                             Trustee, Eastern
                                                             Enterprise (utilities)
                                                             (1988-2000).
Douglas T. Williams         Trustee       Term: Indefinite   Executive Vice President          12        Trustee, State Street
State Street Master Funds                 Elected: 2/00      of Chase Manhattan Bank                     Institutional Investment
P.O. Box 5049                                                (1987-1999).  Mr.                           Trust
Boston, MA 02206                                             Williams retired in 1999.
DOB: December 23, 1940


* The "Fund Complex" consists of six series of the Trust and six series of State Street Institutional Investment Trust.



--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) -- CONTINUED

--------------------------------------------------------------------------------



                                                                                                     NUMBER OF
                                                                                                   FUNDS IN FUND      OTHER
                            POSITION(S)    TERM OF OFFICE                                             COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,               HELD WITH      AND LENGTH OF            PRINCIPAL OCCUPATION           OVERSEEN BY      HELD BY
AND DATE OF BIRTH ("DOB")      TRUST         TIME SERVED            DURING PAST FIVE YEARS*           TRUSTEE        TRUSTEE
-------------------------   -----------   ----------------   ------------------------------------  -------------  -------------


EXECUTIVE OFFICERS
James E. Ross               President     Term: Indefinite   President, SSgA Funds Management,           --             --
SSgA Funds                                Elected: 4/05      inc. (2005-present); Principal, SSgA
Management, Inc.                                             Funds Management, Inc. (2001-2005);
State Street                                                 Senior Managing Director, State
Financial Center                                             Street Global Advisors (March 2006-
One Lincoln Street                                           present); Principal, State Street
Boston, MA 02111                                             Global Advisers (March 2000-March
DOB: June 24, 1965                                           2006).
Gary L. French              Treasurer     Term: Indefinite   Senior Vice President of State              --             --
State Street Bank                         Elected: 5/05      Street Bank and Trust Company (2002-
and Trust Company                                            present); Managing Director,
2 Avenue de Lafayette                                        Deutsche Bank (including its
Boston, MA 02111                                             predecessor, Scudder Investments),
DOB: July 4, 1951                                            Fund Operations Unit (2001-2002);
                                                             President, UAM Fund Services (1995
                                                             to 2001).
Karen Jacoppo-Wood          Secretary     Term: Indefinite   Vice President and Managing Counsel         --             --
State Street Bank                         Elected: 11/06     of State Street Bank and Trust
and Trust Company                                            Company (2006-present); Counsel,
2 Avenue de Lafayette                                        Pioneer Investment Management USA
Boston, MA 02111                                             Inc. (2004 to 2006); Vice President
DOB: December 29, 1966                                       and Counsel of State Street Bank and
                                                             Trust Company (2002-2004).
Peter A. Ambrosini          Chief         Term: Indefinite   Senior Principal and Chief                  --             --
SSgA Funds                  Compliance    Elected: 5/04      Compliance and Risk Management
Management, Inc.            Officer                          Officer, SSgA Funds Management, Inc.
State Street                                                 and State Street Global Advisors
Financial Center                                             (2001-present); Managing Director,
One Lincoln Street                                           PricewaterhouseCoopers LLP (1986-
Boston, MA 02111                                             2001).
DOB: December 17, 1943


* Each officer may have served in various other capacities for the same organization during the length of time served.

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.



--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                                                                                               PERCENT OF
INDUSTRY                    SHARES HELD               COMMON STOCKS                 VALUE      NET ASSETS
--------                    -----------               -------------             ------------   ----------


Advertising Agencies             31,880    ValueClick, Inc. (a)                 $    753,324        0.1%
                                           Other Securities                        2,137,385        0.4
                                                                                ------------       ----
                                                                                   2,890,709        0.5
                                                                                ------------       ----
Aerospace                                  Other Securities                        2,745,868        0.5
Agriculture, Fishing &                     Other Securities
  Ranching                                                                           643,263        0.1
Air Transport                    55,000    JetBlue Airways Corp. (a)(e)              781,000        0.1
                                           Other Securities                        3,319,994        0.6
                                                                                ------------       ----
                                                                                   4,100,994        0.7
                                                                                ------------       ----
Aluminum                                   Other Securities                          370,684        0.1
Auto Parts: After Market                   Other Securities                          639,196        0.1
Auto Parts: Original                       Other Securities
  Equipment                                                                        2,332,606        0.4
Auto, Trucks & Parts             19,700    Navistar International Corp. (a)          658,571        0.1
                                           Other Securities                          537,528        0.1
                                                                                ------------       ----
                                                                                   1,196,099        0.2
                                                                                ------------       ----
Banks: New York City                       Other Securities                          337,682        0.1
Banks: Outside New York          17,700    First Midwest Bancorp, Inc.
  City                                                                               684,636        0.1
                                           Other Securities                       31,147,987        5.6
                                                                                ------------       ----
                                                                                  31,832,623        5.7
                                                                                ------------       ----
Beverage: Brewers                          Other Securities
  (Wineries)                                                                         161,910        0.0
Beverage: Soft Drinks                      Other Securities                          466,677        0.1
Biotechnology Research &         23,000    ICOS Corp. (a)
  Production                                                                         777,170        0.1
                                           Other Securities                       10,593,492        1.9
                                                                                ------------       ----
                                                                                  11,370,662        2.0
                                                                                ------------       ----
Building Materials                         Other Securities                        2,463,019        0.4
Building: Cement                           Other Securities                           98,256        0.0
Building: Heating &                        Other Securities
  Plumbing                                                                           528,588        0.1
Building: Miscellaneous                    Other Securities                          692,135        0.1
Building: Roofing &                        Other Securities
  Wallboard                                                                          641,095        0.1
Cable Television Services                  Other Securities                          624,817        0.1
Casinos & Gambling                         Other Securities                        3,427,331        0.6
Chemicals                        36,000    Hercules, Inc. (a)                        695,160        0.1
                                           Other Securities                        5,943,984        1.1
                                                                                ------------       ----
                                                                                   6,639,144        1.2
                                                                                ------------       ----
Coal                                       Other Securities                          512,457        0.1
Commercial Information                     Other Securities
  Services                                                                         1,003,261        0.2
Communications & Media                     Other Securities                          481,230        0.1
Communications Technology        87,000    Brocade Communications Systems,
                                           Inc. (a)                                  714,270        0.1
                                 48,400    Foundry Networks, Inc. (a)                725,032        0.1
                                           Other Securities                        12120,320        2.2
                                                                                ------------       ----
                                                                                  13,559,622        2.4
                                                                                ------------       ----

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                  FUND
                                                                                  PRINCIPAL      COMPLEX
                            POSITION(S)              TERM OF OFFICE              OCCUPATION     OVERSEEN
NAME, ADDRESS, AND           HELD WITH                AND LENGTH OF              DURING PAST       BY
DATE OF BIRTH ("DOB")          TRUST                   TIME SERVED               FIVE YEARS     TRUSTEE*
---------------------      ------------    ----------------------------------   ------------   ----------
   OTHER DIRECTORSHIPS
     HELD BY TRUSTEE
-------------------------

Computer Services                12,500    Digital River, Inc. (a)
  Software & Systems                                                            $    697,375        0.1%
                                 10,000    Equinix, Inc. (a)(e)                      756,200        0.2
                                 18,500    Hyperion Solutions Corp. (a)              664,890        0.1
                                 13,798    Micros Systems, Inc. (a)                  727,155        0.1
                                 39,160    Parametric Technology Corp. (a)           705,663        0.1
                                 28,000    Sybase, Inc. (a)                          691,600        0.1
                                           Other Securities                       18,526,821        3.3
                                                                                ------------       ----
                                                                                  22,769,704        4.0
                                                                                ------------       ----
Computer Technology                        Other Securities                        5,210,964        0.9
Construction                               Other Securities                        2,169,725        0.4
Consumer Electronics                       Other Securities                        3,902,842        0.7
Consumer Products                          Other Securities                        3,377,388        0.6
Containers & Packaging:          11,700    AptarGroup, Inc.
  Metals & Glass                                                                     690,768        0.1
                                  6,075    Greif, Inc.                               719,280        0.2
                                           Other Securities                          653,403        0.1
                                                                                ------------       ----
                                                                                   2,063,451        0.4
                                                                                ------------       ----
Containers & Packaging:                    Other Securities
  Paper & Plastic                                                                    289,695        0.1
Copper                                     Other Securities                          379,829        0.1
Cosmetics                                  Other Securities                          586,290        0.1
Diversified Financial                      Other Securities
  Services                                                                         2,246,259        0.4
Diversified Materials &          14,960    Acuity Brands, Inc. (g)
  Processing                                                                         778,518        0.1
                                           Other Securities                        2,543,895        0.5
                                                                                ------------       ----
                                                                                   3,322,413        0.6
                                                                                ------------       ----
Drug & Grocery Store                       Other Securities
  Chains                                                                           2,479,848        0.4
Drugs & Pharmaceuticals                    Other Securities                       10,890,856        1.9
Education Services                         Other Securities                        2,089,459        0.4
Electrical & Electronics                   Other Securities                        1,229,190        0.2
Electrical Equipment &           15,990    General Cable Corp. (a)
  Components                                                                         698,923        0.1
                                           Other Securities                        3,809,119        0.7
                                                                                ------------       ----
                                                                                   4,508,042        0.8
                                                                                ------------       ----
Electrical: Household                      Other Securities
  Appliance                                                                           92,799        0.0
Electronics                      21,800    Flir Systems, Inc. (a)                    693,894        0.1
                                           Other Securities                        2,691,602        0.5
                                                                                ------------       ----
                                                                                   3,385,496        0.6
                                                                                ------------       ----
Electronics: Instruments,                  Other Securities
  Gauges & Meters                                                                    726,622        0.1
Electronics: Medical             18,080    Hologic, Inc. (a)
  Systems                                                                            854,822        0.2
                                           Other Securities                        3,561,686        0.6
                                                                                ------------       ----
                                                                                   4,416,508        0.8
                                                                                ------------       ----
Electronics: Semi-                         Other Securities
  Conductors/Components                                                            8,747,869        1.6
Electronics: Technology                    Other Securities                        2,453,787        0.4
Energy Equipment                           Other Securities                          178,350        0.0
Energy Miscellaneous             11,097    Veritas DGC, Inc. (a)                     950,236        0.2
                                           Other Securities                        2,137,648        0.4
                                                                                ------------       ----
                                                                                   3,087,884        0.6
                                                                                ------------       ----
Engineering & Contracting                  Other Securities
  Services                                                                         1,469,726        0.3
Entertainment                    13,255    Gaylord Entertainment Co. (a)             675,077        0.1
                                           Other Securities                          992,849        0.2
                                                                                ------------       ----
                                                                                   1,667,926        0.3
                                                                                ------------       ----
Fertilizers                                Other Securities                          361,796        0.1
Finance Companies                          Other Securities                        1,362,060        0.2
Finance: Small Loan                        Other Securities                          455,570        0.1

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                  FUND
                                                                                  PRINCIPAL      COMPLEX
                            POSITION(S)              TERM OF OFFICE              OCCUPATION     OVERSEEN
NAME, ADDRESS, AND           HELD WITH                AND LENGTH OF              DURING PAST       BY
DATE OF BIRTH ("DOB")          TRUST                   TIME SERVED               FIVE YEARS     TRUSTEE*
---------------------      ------------    ----------------------------------   ------------   ----------
   OTHER DIRECTORSHIPS
     HELD BY TRUSTEE
-------------------------

Financial Data Processing                  Other Securities
  Services & Systems                                                            $  4,536,527        0.8%
Financial Information                      Other Securities
  Services                                                                         1,193,689        0.2
Financial Miscellaneous                    Other Securities                        4,089,995        0.7
Foods                            17,600    NBTY, Inc. (a)                            731,632        0.1
                                           Other Securities                        4,274,591        0.8
                                                                                ------------       ----
                                                                                   5,006,223        0.9
                                                                                ------------       ----
Forest Products                            Other Securities                          474,289        0.1
Forms & Bulk Printing                      Other Securities
  Services                                                                           290,326        0.1
Funeral Parlors &                          Other Securities
  Cemeteries                                                                         208,275        0.0
Glass                                      Other Securities                          229,789        0.0
Gold                                       Other Securities                          671,339        0.1
Health Care Facilities                     Other Securities                        3,045,898        0.5
Health Care Management                     Other Securities
  Services                                                                         3,330,138        0.6
Health Care Services                       Other Securities                        2,569,700        0.5
Homebuilding                               Other Securities                        1,506,558        0.3
Hotel/Motel                                Other Securities                          385,322        0.1
Household Furnishings                      Other Securities                        2,040,374        0.4
Identification Control &                   Other Securities
  Filter Devices                                                                   2,813,820        0.5
Industrial Products                        Other Securities                          179,140        0.0
Insurance: Life                            Other Securities                        2,042,142        0.4
Insurance: Multi-Line                      Other Securities                        2,346,386        0.4
Insurance: Property-                       Other Securities
  Casualty                                                                         6,657,005        1.2
Investment Management            28,300    Waddell & Reed Financial, Inc.
  Companies                                Class A                                   774,288        0.1
                                           Other Securities                        2,470,023        0.5
                                                                                ------------       ----
                                                                                   3,244,311        0.6
                                                                                ------------       ----
Jewelry, Watches &                         Other Securities
  Gemstones                                                                          570,080        0.1
Leisure Time                               Other Securities                        1,808,945        0.3
Machinery & Engineering                    Other Securities                          373,339        0.1
Machinery: Agricultural                    Other Securities                          258,652        0.1
Machinery: Construction &                  Other Securities
  Handling                                                                           530,573        0.1
Machinery: Engines                         Other Securities                          485,690        0.1
Machinery:                                 Other Securities
  Industrial/Specialty                                                             2,205,496        0.4
Machinery: Oil Well                        Other Securities
  Equipment & Services                                                             5,782,415        1.0
Machinery: Specialty                       Other Securities                          877,024        0.2
Manufactured Housing                       Other Securities                          414,653        0.1
Manufacturing                              Other Securities                          363,195        0.1
Medical & Dental                           Other Securities
  Instruments & Supplies                                                          12,486,141        2.2
Medical Services                           Other Securities                        1,162,327        0.2
Metal Fabricating                          Other Securities                        4,080,855        0.7
Metals & Minerals                13,836    Cleveland-Cliffs, Inc.
  Miscellaneous                                                                      670,216        0.1
                                           Other Securities                        1,885,529        0.4
                                                                                ------------       ----
                                                                                   2,555,745        0.5
                                                                                ------------       ----
Milling: Fruit & Grain                     Other Securities
  Processing                                                                          92,701        0.0
Miscellaneous Business &                   Other Securities
  Consumer Discretionary                                                              86,970        0.0
Miscellaneous Consumer                     Other Securities
  Staples                                                                            185,904        0.0
Miscellaneous Materials &                  Other Securities
  Commodities                                                                        968,466        0.2
Miscellaneous Materials &                  Other Securities
  Processing                                                                       1,280,779        0.2
Miscellaneous Producer           27,200    BE Aerospace, Inc. (a)
  Durables                                                                           698,496        0.1
                                           Other Securities                          149,406        0.0
                                                                                ------------       ----
                                                                                     847,902        0.1
                                                                                ------------       ----
Miscellaneous Technology                   Other Securities                          305,382        0.1
Multi-Sector Companies                     Other Securities                        1,392,739        0.3

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                  FUND
                                                                                  PRINCIPAL      COMPLEX
                            POSITION(S)              TERM OF OFFICE              OCCUPATION     OVERSEEN
NAME, ADDRESS, AND           HELD WITH                AND LENGTH OF              DURING PAST       BY
DATE OF BIRTH ("DOB")          TRUST                   TIME SERVED               FIVE YEARS     TRUSTEE*
---------------------      ------------    ----------------------------------   ------------   ----------
   OTHER DIRECTORSHIPS
     HELD BY TRUSTEE
-------------------------

Office Furniture &               22,200    Herman Miller, Inc.
  Business Equipment                                                            $    807,192        0.1%
                                           Other Securities                          848,961        0.2
                                                                                ------------       ----
                                                                                   1,656,153        0.3
                                                                                ------------       ----
Offshore Drilling                          Other Securities                          627,509        0.1
Oil: Crude Producers                       Other Securities                        9,545,289        1.7
Oil: Integrated Domestic                   Other Securities                          908,620        0.2
Oil: Integrated                            Other Securities
  International                                                                      146,475        0.0
Paints & Coatings                          Other Securities                          924,293        0.2
Paper                                      Other Securities                        1,941,526        0.4
Plastics                                   Other Securities                          608,128        0.1
Pollution Control &                        Other Securities
  Environmental Services                                                             693,952        0.1
Power Transmission                         Other Securities
  Equipment                                                                          512,025        0.1
Printing & Copying                         Other Securities
  Services                                                                           698,445        0.1
Production Technology            18,113    Varian Semiconductor Equipment
  Equipment                                Associates, Inc. (a)                      824,504        0.1
                                           Other Securities                        5,574,713        1.0
                                                                                ------------       ----
                                                                                   6,399,217        1.1
                                                                                ------------       ----
Publishing: Miscellaneous                  Other Securities                        2,141,762        0.4
Publishing: Newspapers                     Other Securities                        1,704,126        0.3
Radio & TV Broadcasters                    Other Securities                        2,235,799        0.4
Railroad Equipment                         Other Securities                          919,482        0.2
Railroads                        11,181    Florida East Coast Industries,
                                           Inc.                                      666,388        0.1
                                           Other Securities                          498,920        0.1
                                                                                ------------       ----
                                                                                   1,165,308        0.2
                                                                                ------------       ----
Real Estate                                Other Securities                          834,493        0.1
Real Estate Investment            9,276    Alexandria Real Estate Equities,
  Trusts (REITs)                           Inc.                                      931,310        0.2
                                 15,100    First Industrial Realty Trust,
                                           Inc.                                      708,039        0.1
                                 16,900    Highwoods Properties, Inc.                688,844        0.1
                                 25,000    KKR Financial Corp.                       669,750        0.1
                                 25,559    Nationwide Health Properties, Inc.        772,393        0.1
                                 31,600    Realty Income Corp.                       875,320        0.2
                                           Other Securities                       27,737,865        5.0
                                                                                ------------       ----
                                                                                  32,383,521        5.8
                                                                                ------------       ----
Recreational Vehicles &                    Other Securities
  Boats                                                                            1,350,644        0.2
Rental & Leasing                           Other Securities
  Services: Commercial                                                               687,977        0.1
Rental & Leasing                 23,400    Rent-A-Center, Inc. (a)
  Services: Consumer                                                                 690,534        0.1
                                           Other Securities                        1,039,693        0.2
                                                                                ------------       ----
                                                                                   1,730,227        0.3
                                                                                ------------       ----
Restaurants                      11,218    Jack in the Box, Inc. (a)                 684,747        0.1
                                           Other Securities                        7,855,135        1.4
                                                                                ------------       ----
                                                                                   8,539,882        1.5
                                                                                ------------       ----
Retail                           35,500    Big Lots, Inc. (a)                        813,660        0.2
                                 21,100    Payless Shoesource, Inc. (a)              692,502        0.1
                                           Other Securities                       16,862,326        3.0
                                                                                ------------       ----
                                                                                  18,368,488        3.3
                                                                                ------------       ----
Savings & Loan                             Other Securities                        9,160,581        1.6
Scientific Equipment &                     Other Securities
  Suppliers                                                                          731,798        0.1
Securities Brokerage &                     Other Securities
  Services                                                                         2,217,917        0.4
Services: Commercial             15,718    Waste Connections, Inc. (a)               653,083        0.1
                                           Other Securities                       15,791,734        2.8
                                                                                ------------       ----
                                                                                  16,444,817        2.9
                                                                                ------------       ----

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                  FUND
                                                                                  PRINCIPAL      COMPLEX
                            POSITION(S)              TERM OF OFFICE              OCCUPATION     OVERSEEN
NAME, ADDRESS, AND           HELD WITH                AND LENGTH OF              DURING PAST       BY
DATE OF BIRTH ("DOB")          TRUST                   TIME SERVED               FIVE YEARS     TRUSTEE*
---------------------      ------------    ----------------------------------   ------------   ----------
   OTHER DIRECTORSHIPS
     HELD BY TRUSTEE
-------------------------

Shipping                         10,000    American Commercial Lines, Inc.
                                           (a)(g)                               $    655,100        0.1%
                                           Other Securities                          387,176        0.1
                                                                                ------------       ----
                                                                                   1,042,276        0.2
                                                                                ------------       ----
Shoes                                      Other Securities                        3,139,750        0.6
Steel                            15,890    Chaparral Steel Co.                       703,450        0.1
                                 11,900    Oregon Steel Mills, Inc. (a)              742,679        0.1
                                           Other Securities                        1,695,448        0.3
                                                                                ------------       ----
                                                                                   3,141,577        0.5
                                                                                ------------       ----
Sugar                                      Other Securities                          113,787        0.0
Telecommunications               27,400    Polycom, Inc. (a)
  Equipment                                                                          846,934        0.2
                                           Other Securities                        3,364,246        0.6
                                                                                ------------       ----
                                                                                   4,211,180        0.8
                                                                                ------------       ----
Textile Products                           Other Securities                          215,021        0.0
Textiles Apparel                 17,154    Phillips-Van Heusen Corp.
  Manufacturers                                                                      860,616        0.1
                                           Other Securities                        3,739,967        0.7
                                                                                ------------       ----
                                                                                   4,600,583        0.8
                                                                                ------------       ----
Tires & Rubber                             Other Securities                          500,492        0.1
Tobacco                                    Other Securities                          992,177        0.2
Toys                                       Other Securities                          804,961        0.1
Transportation                             Other Securities
  Miscellaneous                                                                      953,186        0.2
Truckers                                   Other Securities                        2,096,922        0.4
Utilities: Cable TV &                      Other Securities
  Radio                                                                              141,504        0.0
Utilities: Electrical            21,400    PNM Resources, Inc.                       665,540        0.1
                                 27,200    Westar Energy, Inc.                       706,112        0.1
                                           Other Securities                        5,836,204        1.1
                                                                                ------------       ----
                                                                                   7,207,856        1.3
                                                                                ------------       ----
Utilities: Gas                   25,100    Piedmont Natural Gas Co. (e)
  Distributors                                                                       671,425        0.1
                                           Other Securities                        3,851,936        0.7
                                                                                ------------       ----
                                                                                   4,523,361        0.8
                                                                                ------------       ----
Utilities: Miscellaneous                   Other Securities                          556,950        0.1
Utilities:                       47,100    Time Warner Telecom, Inc. Class A
  Telecommunications                       (a)                                       938,703        0.2
                                           Other Securities                        4,759,699        0.8
                                                                                ------------       ----
                                                                                   5,698,402        1.0
                                                                                ------------       ----
Utilities: Water                           Other Securities                          677,709        0.1
Wholesale & International                  Other Securities
  Trade                                                                              345,262        0.1
Wholesalers                                Other Securities                        1,196,287        0.2
                                                                                ------------       ----
                                           TOTAL COMMON STOCKS
                                           (COST -- $331,305,141)                439,097,192       78.2
                                                                                ------------       ----


                                                  EXCHANGE-TRADED FUNDS
                                                  ---------------------

                                169,590    iShares Russell 2000 Index Fund
                                           (e)                                    13,241,587        2.4
                                                                                ------------       ----
                                           TOTAL EXCHANGE-TRADED FUNDS
                                           (COST -- $12,341,064)                  13,241,587        2.4
                                                                                ------------       ----





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------



                                                                                               PERCENT OF
INDUSTRY                    SHARES HELD                MUTUAL FUNDS                 VALUE      NET ASSETS
--------                    -----------                ------------             ------------   ----------


Investment Management                       Other Securities
  Companies                                                                     $    104,984        0.0%
                                                                                ------------      -----
                                            TOTAL MUTUAL FUNDS
                                            (COST -- $92,876)                        104,984        0.0
                                                                                ------------      -----

                                                          RIGHTS
                                                          ------

Cosmetics                                   Other Securities                           2,376        0.0
Real Estate Investment                      Other Securities
  Trust (REITs)                                                                        8,656        0.0
                                                                                ------------      -----
                                            TOTAL RIGHTS (COST --  $0)                11,032        0.0
                                                                                ------------      -----

                             BENEFICIAL
                              INTEREST             OTHER INTERESTS (B)
                             ----------            -------------------

Oil: Crude Producers                        Other Securities                               0        0.0
                                                                                ------------      -----
                                            TOTAL OTHER INTERESTS
                                            (COST -- $0)                                   0        0.0
                                                                                ------------      -----

                                                  SHORT-TERM SECURITIES
                                                  ---------------------

                           $$108,812,950    BlackRock Liquidity Series, LLC
                                            Cash Sweep Series, 5.26% (c)(f)      108,812,950       19.4
                              34,166,480    BlackRock Liquidity Series, LLC
                                            Money Market Series, 5.29%
                                            (c)(d)(f)                             34,166,480        6.1
                                                                                ------------      -----
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST -- $142,979,430)               142,979,430       25.5
                                                                                ------------      -----
TOTAL INVESTMENTS (COST -- $486,718,511*)                                        595,434,225      106.1
LIABILITIES IN EXCESS OF OTHER ASSETS                                            (34,061,648)      (6.1)
                                                                                ------------      -----
NET ASSETS                                                                      $561,372,577      100.0%
                                                                                ============      =====





--------

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2006, as computed for federal income tax purposes, were as follows:



Aggregate cost.........................................................   $491,852,083
Gross unrealized appreciation..........................................   $123,684,950
Gross unrealized depreciation..........................................    (20,102,808)
                                                                          ------------
Net unrealized appreciation............................................   $103,582,142
                                                                          ------------



(a)   Non-income producing security.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                                                    INTEREST
AFFILIATE                                                         NET ACTIVITY       INCOME
---------                                                         ------------     ----------


BlackRock Liquidity Series, LLC Cash Sweep Series..............   $108,171,275     $2,287,352
BlackRock Liquidity Series, LLC Money Market Series............   $ 20,701,425     $  417,774


(d)   Security was purchased with the cash proceeds from securities loans.

(e)   Security, or a portion of security, is on loan.

(f)   Represents the current yield as of December 31, 2006.


                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------




(g)   Security held as collateral in connection with open future contracts.

- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are either held as collateral in connection with open financial future contracts or are out on loan.

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2006, were as follows:


NUMBER OF                          EXPIRATION                     UNREALIZED
CONTRACTS           ISSUE             DATE        FACE VALUE     DEPRECIATION
---------           -----          ----------     ----------     ------------


   274       Russell 2000 Index    March 2007    $109,431,543      $(530,243)




                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------




ASSETS:
     Investments in unaffiliated securities, at value (including securities loaned of $32,546,712) (identified
       cost -- $343,739,081)......................................                 $452,454,795
     Investments in affiliated securities, at value (identified
       cost -- $142,979,430)......................................                  142,979,430
     Cash.........................................................                      305,104
     Receivables:
       Contributions..............................................   $1,204,969
       Dividends..................................................      498,496
       Securities sold............................................      396,086
       Securities lending.........................................       33,821       2,133,372
                                                                     ----------
     Prepaid expenses and other assets............................                        6,410
                                                                                   ------------
          TOTAL ASSETS............................................                  597,879,111
                                                                                   ------------

LIABILITIES:
     Collateral on securities loaned, at value....................                   34,166,480
     Payables:
       Withdrawals................................................    1,012,161
       Variation margin...........................................      835,700
       Securities purchased.......................................      386,928
       Other affiliates...........................................        4,350
       Investment adviser.........................................        3,633       2,242,772
                                                                     ----------
     Accrued expenses.............................................                       97,282
                                                                                   ------------
          TOTAL LIABILITIES.......................................                   36,506,534
                                                                                   ------------
NET ASSETS:
     Net assets...................................................                 $561,372,577
                                                                                   ============
NET ASSETS CONSIST OF
     Investors' capital...........................................                 $453,187,106
     Unrealized appreciation -- net...............................                  108,185,471
                                                                                   ------------
NET ASSETS........................................................                 $561,372,577
                                                                                   ============





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------





INVESTMENT INCOME:
     Dividends (net of $2,037 foreign withholding tax)............                  $ 5,108,467
     Interest from affiliates.....................................                    2,287,352
     Securities lending -- net....................................                      417,774
                                                                                    -----------
          TOTAL INCOME............................................                    7,813,593
                                                                                    -----------
EXPENSES:
     Professional fees............................................   $   118,057
     Custodian fees...............................................        85,333
     Accounting services..........................................        82,261
     Investment advisory fees.....................................        48,385
     Trustees' fees and expenses..................................         3,674
     Other........................................................         8,185
                                                                     -----------
          TOTAL EXPENSES BEFORE REIMBURSEMENT.....................       345,895
     Reimbursement of expenses....................................        (9,889)
                                                                     -----------
          TOTAL EXPENSES AFTER REIMBURSEMENT......................                      336,006
                                                                                    -----------
INVESTMENT INCOME -- NET..........................................                    7,477,587
                                                                                    -----------
REALIZED & UNREALIZED GAIN (LOSS) -- NET:
     Realized gain (loss) on:
       Investments -- net.........................................    30,900,688
       In-kind redemption -- net..................................    (1,199,610)
       Financial futures contracts -- net.........................    (4,101,665)    25,599,413
                                                                     -----------
     Change in unrealized appreciation/depreciation on:
       Investments -- net.........................................    31,766,471
       Financial futures contracts -- net.........................      (529,395)    31,237,076
                                                                     -----------    -----------
          TOTAL REALIZED AND UNREALIZED GAIN -- NET...............                   56,836,489
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                  $64,314,076
                                                                                    ===========


                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         FOR THE YEAR ENDED
                                                                            DECEMBER 31,
                                                                   ------------------------------
                                                                        2006             2005
                                                                   -------------    -------------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Investment income -- net...................................   $   7,477,587    $   4,325,603
     Realized gain -- net.......................................      25,599,413       13,549,496
     Change in unrealized appreciation/depreciation -- net......      31,237,076       (5,151,541)
                                                                   -------------    -------------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..      64,314,076       12,723,558
                                                                   -------------    -------------

CAPITAL TRANSACTIONS:
     Proceeds from contributions................................     555,696,889      267,164,255
     Fair value of withdrawals..................................    (428,783,737)    (275,403,741)
                                                                   -------------    -------------
          NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
            CAPITAL TRANSACTIONS................................     126,913,152       (8,239,486)
                                                                   -------------    -------------
NET ASSETS:
     Total increase in net assets...............................     191,227,228        4,484,072
     Beginning of year..........................................     370,145,349      365,661,277
                                                                   -------------    -------------
     END OF YEAR................................................   $ 561,372,577    $ 370,145,349
                                                                   =============    =============





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following ratios have been derived from information provided in the financial statements.


                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                       2006        2005        2004        2003        2002
                                                     --------    --------    --------    --------    --------


TOTAL INVESTMENT RETURN...........................     18.13%       4.63%      18.15%      47.11%     (20.19%)
                                                     --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
     Expenses, net of reimbursement...............       .07%        .07%        .08%        .09%        .08%
                                                     --------    --------    --------    --------    --------
     Expenses.....................................       .07%        .08%        .08%        .10%        .14%
                                                     --------    --------    --------    --------    --------
     Investment income -- net.....................      1.55%       1.17%       1.11%       1.13%       1.26%
                                                     --------    --------    --------    --------    --------
SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands).......   $561,373    $370,145    $365,661    $335,659    $181,915
                                                     --------    --------    --------    --------    --------
     Portfolio turnover...........................     40.29%      36.63%      37.74%      28.57%      39.00%
                                                     --------    --------    --------    --------    --------





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES:

     Master Small Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust").The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

  (a) Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision by the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Trustees of



--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


the Trust or by the Manager using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

  (b) Derivative financial instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specified price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

  (c) Income taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

  (d) Security transactions and investment income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Securities lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day.



--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (f) Recent accounting pronouncements

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income
Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Series' financial statements, if any, is currently being assessed.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

     On September 29, 2006, shareholders of the investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

     The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. The Manager (and previously FAM) has entered into a contractual arrangement with the Series under which all



--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


expenses incurred by the Series will not exceed .08%. This arrangement has a one-year term and is renewable. The reimbursements were as follows:


    FOR THE PERIOD            FOR THE PERIOD
  JANUARY 1, 2006 TO       SEPTEMBER 30, 2006 TO
  SEPTEMBER 29, 2006         DECEMBER 31, 2006
     REIMBURSEMENT             REIMBURSEMENT
        BY FAM                BY THE MANAGER
----------------------    ----------------------


        $1,969                    $7,920



     In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

     Merrill Lynch Trust Company ("MLTC"), an indirect, wholly owned subsidiary of Merrill Lynch, is the Series' custodian.

     The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. As of December 31, 2006, the Series lent securities with a value of $51,831 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the Trust's securities lending agent. BIM may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $179,594 in securities lending agent fees.

     For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $7,486 and $2,091, respectively, for certain accounting services.

     In addition, MLPF&S received $217 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2006.

     Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, MLTC, Merrill Lynch, MLIM, and/or MLIM, LLC.

     Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

     Purchases and sales (including in-kind redemptions) of investments, excluding short-term securities, for the year ended December 31, 2006 were $197,782,011 and $175,034,540, respectively.




--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.




--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DECEMBER 31, 2006
--------------------------------------------------------------------------------



To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series Trust (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007




--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2006 (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                                                                                                       PERCENT OF
INDUSTRY                            SHARES HELD               COMMON STOCKS                 VALUE      NET ASSETS
--------                            -----------               -------------             ------------   ----------


Aerospace & Defense                                Other Securities                     $ $5,007,074        0.6%
Air Freight & Logistics                            Other Securities                        3,579,299        0.4
Airlines                                           Other Securities                        2,496,539        0.3
Auto Components                                    Other Securities                        6,404,735        0.8
Automobiles                              55,234    DaimlerChrysler AG                      3,412,252        0.4
                                        100,700    Honda Motor Co., Ltd.                   3,977,060        0.5
                                        171,800    Toyota Motor Corp.                     11,491,349        1.4
                                                   Other Securities                        5,822,711        0.7
                                                                                        ------------      -----
                                                                                          24,703,372        3.0
                                                                                        ------------      -----
Beverages                               171,754    Diageo Plc                              3,371,319        0.4
                                                   Other Securities                        7,139,965        0.9
                                                                                        ------------      -----
                                                                                          10,511,284        1.3
                                                                                        ------------      -----
Biotechnology                                      Other Securities                        1,029,699        0.1
Building Products                                  Other Securities                        4,438,488        0.5
Capital Markets                          69,210    Credit Suisse Group                     4,842,144        0.6
                                         30,533    Deutsche Bank AG Registered Shares      4,084,502        0.5
                                        128,266    UBS AG                                  7,794,910        1.0
                                                   Other Securities                        9,384,071        1.1
                                                                                        ------------      -----
                                                                                          26,105,627        3.2
                                                                                        ------------      -----
Chemicals                                          Other Securities                       22,243,064        2.7
Commercial Banks                        117,826    ABN AMRO Holding NV                     3,787,292        0.5
                                         50,675    BNP Paribas                             5,528,729        0.7
                                        226,568    Banco Bilbao Vizcaya Argentaria SA      5,455,218        0.7
                                        351,590    Banco Santander Central Hispano SA      6,562,580        0.8
                                        416,115    Barclays Plc                            5,947,643        0.7
                                        223,922    HBOS Plc                                4,963,086        0.6
                                        697,941    HSBC Holdings Plc                      12,722,634        1.5
                                        365,971    Lloyds TSB Group Plc                    4,095,166        0.5
                                            496    Mitsubishi UFJ Financial Group,
                                                   Inc.                                    6,126,801        0.7
                                            545    Mizuho Financial Group, Inc.            3,892,694        0.5
                                        194,197    Royal Bank of Scotland Group Plc        7,578,067        0.9
                                         23,828    Societe Generale                        4,044,988        0.5
                                            352    Sumitomo Mitsui Financial Group,
                                                   Inc.                                    3,608,588        0.4
                                        457,392    UniCredito Italiano SpA                 4,009,086        0.5
                                                   Other Securities                       47,738,893        5.7
                                                                                        ------------      -----
                                                                                         126,061,465       15.2
                                                                                        ------------      -----
Commercial Services & Supplies                     Other Securities                        7,756,461        0.9
Communications Equipment                249,391    Nokia Oyj                               5,096,129        0.6
                                        821,376    Telefonaktiebolaget LM Ericsson         3,317,443        0.4
                                                   Other Securities                        2,881,896        0.4
                                                                                        ------------      -----
                                                                                          11,295,468        1.4
                                                                                        ------------      -----
Computers & Peripherals                            Other Securities                        3,605,407        0.4
Construction & Engineering                         Other Securities                        7,372,796        0.9
Construction Materials                             Other Securities                        6,962,401        0.8
Consumer Finance                                   Other Securities                        2,988,346        0.4
Containers & Packaging                             Other Securities                          828,723        0.1
Distributors                                       Other Securities                          864,203        0.1
Diversified Consumer Services                      Other Securities                          374,466        0.1

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006 (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                                                                       PERCENT OF
INDUSTRY                            SHARES HELD               COMMON STOCKS                 VALUE      NET ASSETS
--------                            -----------               -------------             ------------   ----------

Diversified Financial Services          110,603    ING Groep NV CVA                     $  4,904,171        0.6%
                                                   Other Securities                        8,687,981        1.0
                                                                                        ------------      -----
                                                                                          13,592,152        1.6
                                                                                        ------------      -----
Diversified Telecommunication           534,108    BT Group Plc
  Services                                                                                 3,153,008        0.4
                                        168,503    Deutsche Telekom AG                     3,078,452        0.4
                                        266,279    Telefonica SA                           5,666,184        0.7
                                                   Other Securities                       16,266,761        1.9
                                                                                        ------------      -----
                                                                                          28,164,405        3.4
                                                                                        ------------      -----
Electric Utilities                       38,076    E.ON AG                                 5,168,444        0.6
                                                   Other Securities                       19,892,222        2.4
                                                                                        ------------      -----
                                                                                          25,060,666        3.0
                                                                                        ------------      -----
Electrical Equipment                               Other Securities                        8,130,950        1.0
Electronic Equipment & Instruments                 Other Securities                        7,685,795        0.9
Energy Equipment & Services                        Other Securities                        2,516,396        0.3
Food & Staples Retailing                466,946    Tesco Plc                               3,698,229        0.4
                                                   Other Securities                       11,502,867        1.4
                                                                                        ------------      -----
                                                                                          15,201,096        1.8
                                                                                        ------------      -----
Food Products                            25,319    Nestle SA Registered Shares             8,997,232        1.1
                                                   Other Securities                       12,574,636        1.5
                                                                                        ------------      -----
                                                                                          21,571,868        2.6
                                                                                        ------------      -----
Gas Utilities                                      Other Securities                        2,677,952        0.3
Health Care Equipment & Supplies                   Other Securities                        4,283,944        0.5
Health Care Providers & Services                   Other Securities                        1,181,749        0.1
Hotels, Restaurants & Leisure                      Other Securities                        8,645,950        1.0
Household Durables                                 Other Securities                       14,486,260        1.8
Household Products                                 Other Securities                        2,510,800        0.3
IT Services                                        Other Securities                        2,597,669        0.3
Independent Power Producers &                      Other Securities                        1,083,620        0.1
Energy Traders
Industrial Conglomerates                 51,478    Siemens AG                              5,106,009        0.6
                                                   Other Securities                        5,925,648        0.7
                                                                                        ------------      -----
                                                                                          11,031,657        1.3
                                                                                        ------------      -----
Insurance                               102,693    AXA                                     4,157,606        0.5
                                         25,428    Allianz AG Registered Shares            5,194,690        0.6
                                                   Other Securities                       29,417,640        3.6
                                                                                        ------------      -----
                                                                                          38,769,936        4.7
                                                                                        ------------      -----
Internet & Catalog Retail                          Other Securities                          838,975        0.1
Internet Software & Services                       Other Securities                          595,690        0.1
Leisure Equipment & Products                       Other Securities                        2,919,903        0.4
Life Sciences Tools & Services                     Other Securities                           71,081        0.0
Machinery                                          Other Securities                       16,656,338        2.0
Marine                                             Other Securities                        2,526,660        0.3
Media                                              Other Securities                       15,481,845        1.9
Metals & Mining                          84,731    Anglo American Plc                      4,132,613        0.5
                                        204,569    BHP Billiton Ltd.                       4,085,341        0.5
                                         62,276    Rio Tinto Plc Registered Shares         3,314,201        0.4
                                                   Other Securities                       20,962,014        2.5
                                                                                        ------------      -----
                                                                                          32,494,169        3.9
                                                                                        ------------      -----
Multi-Utilities                                    Other Securities                       13,256,748        1.6
Multiline Retail                                   Other Securities                        4,066,129        0.5
Office Electronics                       60,600    Canon, Inc.                             3,411,789        0.4
                                                   Other Securities                        1,631,973        0.2
                                                                                        ------------      -----
                                                                                           5,043,762        0.6
                                                                                        ------------      -----

                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006 (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                                                                       PERCENT OF
INDUSTRY                            SHARES HELD               COMMON STOCKS                 VALUE      NET ASSETS
--------                            -----------               -------------             ------------   ----------

Oil, Gas & Consumable Fuels               3,749    BP Plc (a)(d)                        $    251,558        0.0%
                                      1,174,823    BP Plc                                 13,054,100        1.6
                                        149,876    ENI SpA                                 5,041,041        0.6
                                        223,403    Royal Dutch Shell Plc                   7,807,929        0.9
                                        163,342    Royal Dutch Shell Plc Class B           5,724,790        0.7
                                        132,168    Total SA                                9,534,659        1.2
                                                                                        ------------      -----
                                                   Other Securities                       12,677,627        1.5
                                                                                        ------------      -----
                                                                                          54,091,704        6.5
                                                                                        ------------      -----
Paper & Forest Products                            Other Securities                        2,773,070        0.3
Personal Products                                  Other Securities                        2,289,750        0.3
Pharmaceuticals                          99,175    AstraZeneca Plc                         5,328,377        0.6
                                        347,078    GlaxoSmithKline Plc                     9,133,453        1.1
                                            800    GlaxoSmithKline Plc (a)                    42,208        0.0
                                        149,259    Novartis AG Registered Shares           8,605,207        1.0
                                         44,819    Roche Holding AG                        8,036,891        1.0
                                         61,777    Sanofi-Aventis                          5,704,311        0.7
                                         57,500    Takeda Pharmaceutical Co., Ltd.         3,947,523        0.5
                                                   Other Securities                        8,232,087        1.0
                                                                                        ------------      -----
                                                                                          49,030,057        5.9
                                                                                        ------------      -----
Real Estate Investment Trusts                      Other Securities
  (REITs)                                                                                  7,445,711        0.9
Real Estate Management &                           Other Securities
  Development                                                                             16,776,399        2.0
Road & Rail                                        Other Securities                        6,432,984        0.8
Semiconductors & Semiconductor                     Other Securities
  Equipment                                                                                6,590,454        0.8
Software                                           Other Securities                        6,023,735        0.7
Specialty Retail                                   Other Securities                        6,046,874        0.7
Textiles, Apparel & Luxury Goods                   Other Securities                        7,260,044        0.9
Thrifts & Mortgage Finance                         Other Securities                          616,262        0.1
Tobacco                                            Other Securities                        8,006,544        1.0
Trading Companies & Distributors                   Other Securities                        7,679,268        0.9
Transportation Infrastructure                      Other Securities                        2,749,376        0.3
Water Utilities                                    Other Securities                          912,623        0.1
Wireless Telecommunication            3,133,112    Vodafone Group Plc                      8,680,425        1.1
Services                                  3,655    Vodafone Group Plc (a)                    101,536        0.0
                                                   Other Securities                        5,066,695        0.6
                                                                                        ------------      -----
                                                                                          13,848,656        1.7
                                                                                        ------------      -----
                                                   TOTAL COMMON STOCKS
                                                   (COST -- $553,557,827)                776,346,593       93.5
                                                                                        ------------      -----


                                                          EXCHANGE-TRADED FUNDS
                                                          ---------------------

                                        284,277    iShares MSCI EAFE Index Fund (d)       20,826,133        2.5
                                                                                        ------------      -----
                                                   TOTAL EXCHANGE-TRADED FUNDS
                                                   (COST -- $17,644,632)                  20,826,133        2.5
                                                                                        ------------      -----


                                                            PREFERRED STOCKS
                                                            ----------------

Automobiles                                        Other Securities                        1,101,651        0.2
Chemicals                                          Other Securities                          602,026        0.1
Media                                              Other Securities                          164,376        0.0
Multi-Utilities                                    Other Securities                          177,636        0.0
                                                                                        ------------      -----
                                                   TOTAL PREFERRED STOCKS
                                                   (COST -- $1,109,749)                    2,045,689        0.3
                                                                                        ------------      -----


                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006 (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                          EXCHANGE-TRADED FUNDS
                                                          ---------------------

Metals & Mining                                    Other Securities                     $          0        0.0%
                                                                                        ------------      -----
                                                   TOTAL RIGHTS
                                                   (COST -- $0)                                    0        0.0
                                                                                        ------------      -----


                                     BENEFICIAL
                                      INTEREST            SHORT-TERM SECURITIES
                                    -----------           ---------------------

                                    $25,751,297    BlackRock Liquidity Series, LLC
                                                   Cash Sweep Series, 5.26% (b)(c)...     25,751,297        3.1
                                                                                        ------------      -----
                                                   TOTAL SHORT-TERM SECURITIES
                                                   (COST -- $25,751,297).............     25,751,297        3.1
                                                                                        ------------      -----
TOTAL INVESTMENTS (COST -- $598,063,505*)                                                824,969,712       99.4
OTHER ASSETS LESS LIABILITIES                                                              5,016,069        0.6
                                                                                        ------------      -----
NET ASSETS                                                                              $829,985,781      100.0%
                                                                                        ============      =====





--------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:



Aggregate cost.........................................................   $607,157,326
                                                                          ------------
Gross unrealized appreciation..........................................   $222,862,516
Gross unrealized depreciation..........................................     (5,050,130)
                                                                          ------------
Net unrealized appreciation............................................   $217,812,386
                                                                          ============



(a)   Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                                                      INTEREST
AFFILIATE                                                            NET ACTIVITY      INCOME
---------                                                            ------------     --------


BlackRock Liquidity Series, LLC Cash Sweep Series.................    $5,422,422      $735,993


(c)   Represents the current yield as of December 31, 2006.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are held as collateral in connection with open financial futures contracts.

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2006 were as follows:


NUMBER OF                                            EXPIRATION        FACE        UNREALIZED
CONTRACTS             ISSUE             EXCHANGE        DATE           VALUE      APPRECIATION
---------             -----             --------    ------------    ----------    ------------


     9       Hang Seng Index Future    Hong Kong    January 2007    $1,118,379      $ 39,728
   117       OMX Stock Index Future    Stockholm    January 2007    $1,939,329        32,048
   109       DJ Euro Stoxx 50          Eurex        March 2007      $5,914,231        67,064
    38       FTSE 100 Index Future     LIFFE        March 2007      $4,610,863        14,046
    40       SPI 200 Index Future      Sydney       March 2007      $4,342,551       114,102
    69       TOPIX Index Future        Tokyo        March 2007      $9,356,847       398,415
                                                                                    --------
TOTAL UNREALIZED APPRECIATION                                                       $665,403
                                                                                    ========





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
AS OF DECEMBER 31, 2006 (IN U.S. DOLLARS)
--------------------------------------------------------------------------------



- Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:


FOREIGN CURRENCY                         UNREALIZED APPRECIATION
PURCHASED             SETTLEMENT DATE         (DEPRECIATION)
----------------      ---------------    -----------------------


AUD      3,898,000     February 2007            $  45,845
CHF      6,125,200     February 2007               34,457
EUR     17,913,900     February 2007              334,063
GBP      7,351,400     February 2007              172,607
JPY  1,813,274,700     February 2007             (282,858)
SEK     10,242,400     February 2007               23,891
                                                ---------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS -- NET (USD
COMMITMENT -- $62,708,033)                      $ 328,005
                                                =========



- Forward foreign exchange contracts sold as of December 31, 2006 were as follows:


FOREIGN CURRENCY                         UNREALIZED APPRECIATION
SOLD                  SETTLEMENT DATE         (DEPRECIATION)
------------------    ---------------    -----------------------


AUD      2,921,000     February 2007            $ (38,340)
CHF      4,097,000     February 2007               14,226
EUR     11,734,000     February 2007             (110,785)
GBP      4,605,000     February 2007              (91,716)
JPY  1,204,800,000     February 2007              202,603
SEK      7,050,000     February 2007               (9,428)
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS -- NET (USD
COMMITMENT -- $41,398,627)                      $ (33,440)
                                                =========





CURRENCY ABBREVIATIONS:


AUD   Australian Dollar
CHF   Swiss Franc
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
SEK   Swedish Krona
USD   U.S. Dollar




                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------




ASSETS
     Investments in unaffiliated securities, at value (identified
       cost -- $572,312,208)......................................                 $799,218,415
     Investments in affiliated securities, at value (identified
       cost -- $25,751,297).......................................                   25,751,297
     Cash.........................................................                      307,920
     Foreign cash (cost -- $1,305,741)............................                    1,309,885
     Unrealized appreciation on forward foreign exchange
       contracts..................................................                      827,692
     Receivables:
       Contributions..............................................   $4,125,718
       Dividends..................................................    1,530,188
       Securities sold............................................      160,700
       Investment adviser.........................................       22,183       5,838,789
                                                                     ----------
     Prepaid expenses and other assets............................                       10,252
                                                                                   ------------
          TOTAL ASSETS............................................                  833,264,250
                                                                                   ------------

LIABILITIES
     Unrealized depreciation on forward foreign exchange
       contracts..................................................                      533,127
     Payables:
       Withdrawals................................................    2,542,618
       Variation margin...........................................       31,003
       Other affiliates...........................................        6,886
       Investment adviser.........................................        6,368       2,586,875
                                                                     ----------
     Accrued expenses and other liabilities.......................                      158,467
                                                                                   ------------
          TOTAL LIABILITIES.......................................                    3,278,469
                                                                                   ------------
NET ASSETS
     Net assets...................................................                 $829,985,781
                                                                                   ============
NET ASSETS CONSIST OF
     Investors' capital...........................................                 $601,945,406
     Unrealized appreciation -- net...............................                  228,040,375
                                                                                   ------------
NET ASSETS........................................................                 $829,985,781
                                                                                   ============





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------





INVESTMENT INCOME:
     Dividends (net of $1,257,223 foreign withholding tax).......                   $ 17,557,657
     Interest from affiliates....................................                        735,993
                                                                                    ------------
          TOTAL INCOME...........................................                     18,293,650
                                                                                    ------------
EXPENSES:
     Custodian fees..............................................   $    369,434
     Accounting services.........................................        112,429
     Professional fees...........................................         76,419
     Investment advisory fees....................................         65,424
     Pricing fees................................................         54,443
     Trustees' fees and expenses.................................          5,190
     Other.......................................................         18,576
                                                                    ------------
          TOTAL EXPENSES BEFORE REIMBURSEMENT....................        701,915
     Reimbursement of expenses...................................        (68,252)
                                                                    ------------
          TOTAL EXPENSES AFTER REIMBURSEMENT.....................                        633,663
                                                                                    ------------
INVESTMENT INCOME -- NET.........................................                     17,659,987
                                                                                    ------------
REALIZED & UNREALIZED GAIN (LOSS) -- NET:
     Realized gain on:
       Investments -- net........................................      7,339,310
       In-kind redemption -- net.................................        562,842
       Financial futures contracts -- net........................      2,402,795
       Foreign currency transactions -- net......................      1,761,193      12,066,140
                                                                    ------------
     Change in unrealized appreciation/depreciation on:
       Investments -- net........................................    125,579,064
       Financial futures contracts -- net........................         99,408
       Foreign currency transactions -- net......................        759,651     126,438,123
                                                                    ------------    ------------
          TOTAL REALIZED AND UNREALIZED GAIN -- NET..............                    138,504,263
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                   $156,164,250
                                                                                    ============





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                     FOR THE YEAR ENDED DECEMBER
                                                                                 31,
                                                                   ------------------------------
                                                                        2006             2005
                                                                   -------------    -------------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Investment income -- net...................................   $  17,659,987    $  10,676,216
     Realized gain -- net.......................................      12,066,140        3,554,079
     Change in unrealized appreciation/depreciation -- net......     126,438,123       44,436,350
                                                                   -------------    -------------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..     156,164,250       58,666,645
                                                                   -------------    -------------
CAPITAL TRANSACTIONS:
     Proceeds from contributions................................     517,743,669      274,141,104
     Fair value of withdrawals..................................    (367,077,433)    (131,719,318)
                                                                   -------------    -------------
          NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL
            TRANSACTIONS........................................     150,666,236      142,421,786
                                                                   -------------    -------------
NET ASSETS:
     Total increase in net assets...............................     306,830,486      201,088,431
     Beginning of year..........................................     523,155,295      322,066,864
                                                                   -------------    -------------
     END OF YEAR................................................   $ 829,985,781    $ 523,155,295
                                                                   =============    =============





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following ratios have been derived from information provided in the financial statements.



                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                       2006        2005        2004        2003        2002
                                                     --------    --------    --------    --------    --------


TOTAL INVESTMENT RETURN...........................     26.61%      13.64%      20.32%      38.97%     (15.81%)
                                                     --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
     Expenses, net of reimbursement...............       .10%        .10%        .09%        .09%        .08%
                                                     --------    --------    --------    --------    --------
     Expenses.....................................       .11%        .10%        .10%        .10%        .16%
                                                     --------    --------    --------    --------    --------
     Investment income -- net.....................      2.70%       2.53%       2.55%       2.23%       2.21%
                                                     --------    --------    --------    --------    --------
SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands).......   $829,986    $523,155    $322,067    $553,129    $166,820
                                                     --------    --------    --------    --------    --------
     Portfolio turnover...........................     22.69%      11.33%      13.50%       8.55%      19.52%
                                                     --------    --------    --------    --------    --------





                       See notes to financial statements.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES:

     Master International Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

  (a) Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

     Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such



--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

  (b) Derivative financial instruments

     The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts -- The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures -- The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

  (c) Foreign currency transactions

     Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.




--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


  (d) Income taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

  (e) Security transactions and investment income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Securities lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Recent accounting pronouncements

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income
Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Series' financial statements, if any, is currently being assessed.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.




--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

     On September 29, 2006, shareholders of the investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

     The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. The Manager (and previously FAM) has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. This arrangement has a one-year term and is renewable. The reimbursements were as follows:


  FOR THE PERIOD                     FOR THE PERIOD
JANUARY 1, 2006 TO               SEPTEMBER 30, 2006 TO
SEPTEMBER 29, 2006                 DECEMBER 31, 2006
   REIMBURSEMENT                     REIMBURSEMENT
      BY FAM                         BY THE MANAGER
------------------               ---------------------


      $52,657                           $15,595


     In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

     For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $10,377 and $3,750, respectively, for certain accounting services.

     In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, received $37,152 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2006.

     Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, MLIM, PSI, and/or Merrill Lynch.

     Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

     Purchases and sales ( including in-kind redemptions) of investments, excluding short-term securities, for the year ended December 31, 2006 were $320,252,993 and $143,844,935, respectively.




--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2006
--------------------------------------------------------------------------------


4. COMMITMENTS:

     At December 31, 2006, the Series had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to buy various foreign currencies with an approximate value of $2,177,000.

5. SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.




--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DECEMBER 31, 2006
--------------------------------------------------------------------------------



To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series Trust (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007




--------------------------------------------------------------------------------

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(LIGHTHOUSE LOGO)




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                                       76

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(LIGHTHOUSE LOGO)




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                                       77

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:
                                                  Visit our website at www.americanbeaconfunds.com
       american-beacon.funds@ambeacon.com





--------------------------------------------------------------------------------





               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                   BY TELEPHONE:                                      BY MAIL:
                                                                American Beacon Funds
                Institutional Class                                P.O. Box 219643
                Call (800) 658-5811                             Kansas City, MO 64121
                PlanAhead Class(R)
                Call (800) 388-3344





--------------------------------------------------------------------------------




AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS


In addition to the Schedule of Investments     A description of the policies and procedures
provided in each semi-annual and annual        that the Funds use to determine how to vote
report, each Fund files a complete schedule    proxies relating to portfolio securities is
of its portfolio holdings with the Securities  available in each Fund's Statement of Additional
and Exchange Commission ("SEC") on Form N-Q    Information, which may be obtained free of
as of the first and third fiscal quarters.     charge by calling 1-800-967-9009 or by accessing
The Funds' Forms N-Q are available on the      the SEC's website at www.sec.gov. Each Fund's
SEC's website at www.sec.gov. The Forms N-Q    proxy voting record for the most recent year
may also be reviewed and copied at the SEC's   ended June 30 is filed annually with the SEC on
Public Reference Room, 450 Fifth Street, NW,   Form N-PX. The Funds' Forms N-PX are available
Washington, DC 20549. Information regarding    on the SEC's website at www.sec.gov. Each Fund's
the operation of the SEC's Public Reference    proxy voting record may also be obtained by
Room may be obtained by calling 1-800-SEC-     calling 1-800-967-9009.
0330. A complete schedule of each Fund's
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each fiscal quarter.




FUND SERVICE PROVIDERS:





 CUSTODIAN                     TRANSFER AGENT                  INDEPENDENT REGISTERED  DISTRIBUTOR
 STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES  PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
 Boston, Massachusetts         Kansas City, Missouri           ERNST & YOUNG LLP       Portland, Maine
                                                               Dallas, Texas



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a registered service mark of AMR Corporation. American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.
                                                                        AR 12/06
                                                                         539331

                         GUIDANCE | VISION | EXPERIENCE

                        (AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

                                    (GRAPHIC)

December 31, 2006

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1

Market and Performance Overview....................................            2

Schedule of Investments............................................            6

Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2006

(AMERICAN BEACON ADVISORS)

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

I am pleased to present to you the American Beacon Treasury Inflation Protected Securities Fund Annual Report for the twelve months ended December 31, 2006.

     After 17 consecutive 25-basis point (0.25%) rate hikes, the Federal Open Market Committee ("FOMC") held interest rates steady at 5.25% at their August 8th meeting. The Federal Reserve Board (the "Fed") will continue to weigh the risks of accelerating inflation and decelerating economic growth. At the final FOMC meeting in December 2006, the Fed acknowledged the cooling housing market, but remained primarily concerned about inflation. The FOMC should hold rates steady at least through the first half of 2007. The market is focused on slowing housing and auto data and pricing in an ease for the next move by the Fed (albeit in the late part of 2007). Fed officials continue to discuss that additional firming may be needed because inflation remains on the higher-end of their comfort range.

     The American Beacon Treasury Inflation Protected Securities Fund realized modest, but positive returns with a 1.05% return for the twelve-month period, outperforming the Lipper TIPS Index return of -0.09%. Looking forward, the Treasury Inflation Protected Securities Fund will continue to seek inflation protection and income by investing primarily in inflation-indexed debt securities.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn
                                        ----------------------------------------
                                        William F. Quinn
                                        President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

MARKET OVERVIEW
DECEMBER 31, 2006 (UNAUDITED)

Following four consecutive federal funds rate increases to begin 2006 and 4.75% of overall rate hikes, the FOMC paused in the 2-year monetary policy tightening cycle on August 7th. At its final meeting of the year, on December 12th, the Federal Reserve held the funds rate steady at 5.25% as they continue to weigh the impact of "elevated" inflation pressures against a slowing U.S. economy. As the year closed, the yield curve was priced to reflect 25 basis points (0.25%) of easing in 2007.

     Key inflation metrics sent conflicting signals to the FOMC in 2006. Following declines in energy prices, headline CPI receded from the elevated levels of the first half of the year (3.4% - 4.3% range), with CPI now up 2.5% over the past year. But core rates of inflation, which exclude more volatile food and energy prices and have a major impact on monetary policy decisions, have been steadily rising over the past few years in the context of steadily rising utilization rates for labor and industry. In December of 2006, core rates of inflation are close to 2.6% and reached an almost 10-year high of 2.9% in September, stubbornly above the Fed's professed target range of 1% - 2%.

     Although intermediate and long maturity Treasury inflation protected securities ("TIPS") yields markedly increased in 2006, TIPS managed to post positive total returns for the year, as the Lehman U.S. TIPS Index returned 0.41%. Intermediate TIPS, as measured by the Lehman 1-10 Year U.S. TIPS Index, delivered a total return of 1.56%. With the exception of the two-year TIPS yield which decreased by 15 basis points (0.15%), TIPS yields generally increased in parallel by 35-40 (0.35% - 0.40%) basis points across intermediate and longer-maturities. Yields on 5-, 10- and 30-year TIPS finished the year at 2.47%, 2.41% and 2.28%, respectively. The main driving force behind the rise in global real yields, particularly in the first half of the year, was an unprecedented period of global monetary policy tightening inclusive of both G8 and developing nations. For the first time in two decades, the three most important central banks in the world - the Federal Reserve Bank, the European Central Bank, and the Bank of Japan - all tightened policy simultaneously.

     Inflation expectations as evidenced as breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities), mirrored movements in headline inflation reaching a high of 2.74% in May and a low of 2.26% in late December. The second half plunge in inflation expectations caused TIPS to underperform their nominal counterparts by 1.87% for the full year. Much of the decline in inflation expectations was driven by sharp reductions in oil/gasoline prices, exacerbated by unseasonably mild weather in the Northeast.

     Lastly and importantly, the TIPS market continued to be an integral part of the fixed income landscape as approximately $72 billion in new supply was introduced into the market through eight Treasury auctions. The total outstanding market value of TIPS at the end of 2006 was approximately $370 billion. Additionally, Germany issued its first inflation-linked offering in the first quarter joining the U.S., Canada, U.K., Sweden, France, Italy, Greece and Japan as a participant in the nearly $1 trillion global inflation-linked market.

PERFORMANCE OVERVIEW

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

     The Institutional Class of the Fund returned 1.05% for the year ended December 31, 2006, falling short of the Lehman Brothers 1-10 Yr U.S. TIPS Index (the "Index") return of 1.56%. The Fund exceeded the Lehman Brothers U.S. TIPS Index return of 0.41% and the Lipper TIPS Index return of -0.09% for the same time period.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04 THROUGH 12/31/06

                              (PERFORMANCE GRAPH)

                                                ANNUALIZED TOTAL RETURNS
                                                 PERIODS ENDED 12/31/06      VALUE OF
                                              ----------------------------    $10,000
                                                                   SINCE     6/30/04-
                                              1 YEAR   2 YEARS   INCEPTION   12/31/06
                                              ------   -------   ---------   --------
Institutional Class(1) ....................    1.05%    1.45%      2.73%      $10,698
Lehman Bros. 1-10 Yr. U.S. TIPS Index(2) ..    1.56%    1.72%      3.35%      $10,860
Lehman Bros. U.S. TIPS Index(2) ...........    0.41%    1.62%      3.86%      $10,992
Lipper TIPS Index(2) ......................   -0.09%    1.31%      3.78%      $10,972

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lehman Bros. 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Lehman Bros. U.S. TIPS Index includes all maturities. The Lipper TIPS Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund underperformed the Index for the year by 0.51%. While much of the underperformance can be attributed to Fund expenses, sub-advisor performance also negatively impacted the Fund over the past twelve months. Much of the underperformance occurred in the second and third quarters of the year. The Fund's "bulleted" yield curve strategy hurt performance during the year as expectations of a steepening real yield curve did not materialize. Lastly, an allocation to nominal bonds negatively impacted the Fund in the first half of the year as TIPS outperformed nominal bonds due to strong oil and gas prices and higher breakeven rates.

     The Fund remains focused on investing primarily in Treasury inflation protected securities to provide inflation protection and income to its shareholders.

TOP TEN HOLDINGS

                                             % OF
                                              NET
                                            ASSETS
                                            ------
U.S. Treasury Note, 3.000%, Due 7/15/2012    12.7%
U.S. Treasury Note, 3.500%, Due 1/15/2011    10.8%
U.S. Treasury Note, 1.875%, Due 7/15/2013    10.8%
U.S. Treasury Note, 0.875%, Due 4/15/2010     8.6%
U.S. Treasury Note, 1.875%, Due 7/15/2015     7.9%
U.S. Treasury Note, 2.000%, Due 1/15/2016     7.7%
U.S. Treasury Note, 2.000%, Due 1/15/2014     7.6%
U.S. Treasury Note, 3.375%, Due 1/15/2012     7.1%
U.S. Treasury Note, 3.875%, Due 1/15/2009     6.2%
U.S. Treasury Note, 2.375%, Due 4/15/2011     3.0%

PERFORMANCE OVERVIEW

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

PORTFOLIO DIVERSIFICATION

          % OF
      FIXED INCOME
      ------------
A          0.7%
AA         0.3%
AAA       99.0%

                               (PERFORMANCE GRAPH)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                EXPENSES
                      BEGINNING     ENDING    PAID DURING
                       ACCOUNT     ACCOUNT      PERIOD*
                        VALUE       VALUE       7/1/06-
                       7/1/06      12/31/06     12/31/06
                      ---------   ---------   -----------
INSTITUTIONAL CLASS
Actual                $1,000.00   $1,012.59      $2.84
Hypothetical          $1,000.00   $1,022.38      $2.85
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.56% for the Institutional class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
American Beacon Treasury Inflation Protected Securities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a separate fund comprising the American Beacon Funds, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Treasury Inflation Protected Securities Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

Dallas, TX
February 27, 2007

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

                                                            PAR AMOUNT    VALUE
                                                            ----------   -------
                                                                (DOLLARS IN
                                                                 THOUSANDS)
CORPORATE OBLIGATIONS - 1.25%
   Allstate Life Global Funding, 3.11%, Due
      3/1/2010 ++ .......................................   $      100   $    93
   Lehman Brothers Holdings, Inc., 2.58%, Due
      6/2/2009 ++ .......................................           80        77
   SLM Corp., 4.18%, Due 1/31/2014 ++ ...................          167       156
   Toyota Motor Credit Corp., 4.31%, Due 2/5/2016 ++ ....          100        97
                                                                         -------
   TOTAL CORPORATE OBLIGATIONS                                               423
                                                                         -------
SOVEREIGN OBLIGATIONS - 0.87%
   Deutsche Bundesrepublik, 1.50%, Due 4/15/2016 # ......          229       292
                                                                         -------
U.S. AGENCY OBLIGATIONS - 0.58%
FEDERAL HOME LOAN BANK - 0.29%
      9.148%, Due 2/20/2007 ++ ..........................          100       100
                                                                         -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.29%
      3.20%, Due 2/17/2009 ++ ...........................          100        97
                                                                         -------
   TOTAL U.S. AGENCY OBLIGATIONS                                             197
                                                                         -------
U.S. TREASURY OBLIGATIONS - 91.87%
U.S. TREASURY NOTES - 91.87%
      3.625%, Due 1/15/2008 # ...........................          981       991
      3.875%, Due 1/15/2009 # ...........................        2,025     2,080
      4.25%, Due 1/15/2010 # ............................          450       474
      0.875%, Due 4/15/2010 # ...........................        3,079     2,919
      3.50%, Due 1/15/2011 # ............................        3,502     3,646
      2.375%, Due 4/15/2011 # ...........................        1,017     1,013
      3.375%, Due 1/15/2012 # ...........................        2,285     2,385
      3.00%, Due 7/15/2012 # ............................        4,176     4,297
      1.875%, Due 7/15/2013 # ...........................        3,764     3,636
      2.00%, Due 1/15/2014 # ............................        2,654     2,579
      1.625%, Due 1/15/2015 # ...........................          830       781
      1.875%, Due 7/15/2015 # ...........................        2,771     2,655
      2.00%, Due 1/15/2016 # ............................        2,695     2,602
      2.50%, Due 7/15/2016 # ............................          979       987
                                                                         -------
   TOTAL U.S. TREASURY OBLIGATIONS                                        31,045
                                                                         -------

                                                              SHARES
                                                            ----------
SHORT TERM INVESTMENTS - 4.24%
   American Beacon Money Market Select Fund Section .....    1,430,704     1,431
                                                                         -------
TOTAL INVESTMENTS - 98.81% (COST $33,632)                                $33,388
OTHER ASSETS, NET OF LIABILITIES - 1.19%                                     404
                                                                         -------
TOTAL NET ASSETS - 100.00%                                               $33,792
                                                                         =======

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

#    Inflation-Indexed Note

Section The Fund/Trust is affiliated by having the same investment advisor.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                               SETTLEMENT   MARKET    UNREALIZED
                                                  DATE       VALUE   GAIN/(LOSS)
                                               ----------   ------   -----------
CONTRACTS TO DELIVER
228 Euro Currency ..........................    1/31/2007    $301        $(1)
TOTAL CONTRACTS TO DELIVER
                                                             ----        ---
   (RECEIVABLE AMOUNT $300)                                  $301        $(1)
                                                             ====        ===
NET CURRENCY FLUCTUATION                                                 $(1)
                                                                         ===

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value A..............   $   31,957
   Investments in affiliated securities, at value B................        1,431
   Dividends and interest receivable...............................          357
   Receivable for fund shares sold.................................          117
   Prepaid expenses................................................            8
                                                                      ----------
      TOTAL ASSETS.................................................       33,870
                                                                      ----------
LIABILITIES:
   Payable for fund shares redeemed................................           39
   Management and investment advisory fees payable (Note 2)........           12
   Administrative service and service fees payable.................            3
   Net unrealized depreciation on foreign currency contracts.......            1
   Other liabilities ..............................................           23
                                                                      ----------
      TOTAL LIABILITIES............................................           78
                                                                      ----------
NET ASSETS.........................................................   $   33,792
                                                                      ----------

ANALYSIS OF NET ASSETS:
   Paid-in-capital.................................................       35,492
   Undistributed net investment income.............................           --
   Accumulated net realized (loss).................................       (1,455)
   Unrealized (depreciation) of investments and foreign currency...         (245)
                                                                      ----------
NET ASSETS.........................................................   $   33,792
                                                                      ==========

SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class.............................................    3,545,728
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class.............................................   $     9.53
                                                                      ==========

----------
A Cost of investments in unaffiliated securities...................   $   32,201
B Cost of investments in affiliated securities.....................   $    1,431

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from affiliated securities .......................   $    46
   Interest income ..................................................     1,034
                                                                        -------
         TOTAL INVESTMENT INCOME ....................................     1,080
                                                                        -------
EXPENSES:
   Management and investment advisory fees (Note 2) .................        69
   Administrative service fees (Note 2):
      Institutional Class ...........................................        31
   Transfer agent fees:
      Institutional Class ...........................................         4
   Custody and fund accounting fees .................................         6
   Professional fees ................................................        21
   Registration fees and expenses ...................................        11
   Prospectus and shareholder reports ...............................         9
   Other expenses ...................................................         3
                                                                        -------
         TOTAL EXPENSES .............................................       154
                                                                        -------
NET INVESTMENT INCOME ...............................................       926
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ...................................................      (976)
      Foreign currency transactions .................................         1
   Change in net unrealized appreciation or depreciation of:
      Investments ...................................................       357
                                                                        -------
         NET (LOSS) ON INVESTMENTS ..................................      (618)
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $   308
                                                                        =======

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                    YEAR ENDED     YEAR ENDED
                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                       2006           2005
                                                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .......................................................     $    926       $  1,561
   Net realized gain (loss) on investments and foreign currency transactions ...         (975)          (413)
   Change in net unrealized appreciation or depreciation of investments and
      foreign currency translations ............................................          357           (699)
                                                                                     --------       --------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................          308            449
                                                                                     --------       --------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ......................................................         (952)        (1,588)
   Net realized gain on investments:
      Institutional Class ......................................................           --           (147)
   Tax return of capital:
      Institutional Class ......................................................          (95)            --
                                                                                     --------       --------
         NET DISTRIBUTIONS TO SHAREHOLDERS .....................................       (1,047)        (1,735)
                                                                                     --------       --------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...............................................       16,407         44,770
   Reinvestment of dividends and distributions .................................        1,048          1,735
   Cost of shares redeemed .....................................................      (13,508)       (35,578)
                                                                                     --------       --------
         NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............        3,947         10,927
                                                                                     --------       --------
NET INCREASE IN NET ASSETS .....................................................        3,208          9,641
                                                                                     --------       --------
NET ASSETS:
   Beginning of period .........................................................       30,584         20,943
                                                                                     --------       --------
   END OF PERIOD * .............................................................       33,792         30,584
                                                                                     ========       ========
*Includes undistributed net investment income of ...............................     $     --       $     25
                                                                                     ========       ========

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated in U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Forward Foreign Currency Exchange Contracts

     The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements. The Fund's net asset value per share will reflect FIN 48 adjustments no later than June 29, 2007, and any adjustments will be reflected in the Fund's semi-annual report to shareholders.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Fund's net assets or results of operations.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, and fund management. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2006 were as follows:

                               AMOUNTS PAID   NET AMOUNTS
MANAGEMENT FEE   MANAGEMENT   TO INVESTMENT   RETAINED BY
     RATE            FEE         ADVISORS       MANAGER
--------------   ----------   -------------   -----------
    0.22%          $69,164       $37,742        $31,422

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Fund.

Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). The Fund and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee equal to 0.10% of the Select Fund's average daily net assets. During the year ended December 31, 2006, fees earned by the Manager from the Select Fund were $910.

Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2006, the Fund did not utilized the credit facility.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

3. FEDERAL INCOME TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with federal income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 were as follows (in thousands):

                                  YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,
                                     2006           2005
                                 ------------   ------------
DISTRIBUTIONS PAID FROM:
   Ordinary income* ..........      $  952         $1,735
   Tax return of capital .....          95             --
                                    ------         ------
TOTAL TAXABLE DISTRIBUTIONS ..      $1,047         $1,735
                                    ======         ======

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ............   $33,897
Unrealized appreciation ..............................................        12
Unrealized depreciation ..............................................      (521)
                                                                         -------
Net unrealized appreciation/(depreciation) ...........................      (509)
Undistributed ordinary income ........................................        --
Undistributed long-term gain/(loss) ..................................    (1,118)
                                                                         -------
Distributable earnings ...............................................   $ 1,627
                                                                         =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales and current recognition of unrealized appreciation/(depreciation) on open foreign currency transactions.

     Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of December 31, 2006 (in thousands):

Paid-in-capital ......................................................      $(94)
Undistributed net investment income ..................................        96
Accumulated net realized gain (loss) .................................        (1)
Unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency ....................................        (1)

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

     At December 31, 2006, the capital loss carry forward position for federal income tax purposes was $144,311 and $974,237, expiring in 2013 and 2014, respectively.

     Net capital and foreign currency losses incurred after October 31, 2006 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period ended December 31, 2006, the Fund deferred $71,336 of capital losses and $579 of foreign currency losses to January 1, 2007.

4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of Investment transactions for the year ended December 31, 2006, excluding short-term investments, were $82,100,790 and $79,173,938, respectively. The Fund had purchases and sales of U.S. Government securities of $81,488,093 and $79,350,437, respectively.

     A summary of the Fund's direct ownership and transactions in the Select Fund for the year ended December 31, 2006 is set forth below (in thousands):

               DECEMBER 31, 2005                                 DECEMBER 31, 2006
AFFILIATE     SHARES/MARKET VALUE    PURCHASES       SALES      SHARES/MARKET VALUE
---------     -------------------   -----------   -----------   -------------------
Select Fund        $1,071,309       $33,016,029   $32,656,634        $1,430,704

5. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended December 31, 2006

                                         INSTITUTIONAL
                                             CLASS
                                       -----------------
                                       SHARES     AMOUNT
                                       ------     ------
Shares sold.........................    1,696   $ 16,407
Reinvestment of dividends...........      109      1,048
Shares redeemed.....................   (1,397)   (13,508)
                                       ------   --------
Net increase in shares outstanding..      408   $  3,947
                                       ======   ========

Year Ended December 31, 2005

                                         INSTITUTIONAL
                                             CLASS
                                       -----------------
                                       SHARES     AMOUNT
                                       ------     ------
Shares sold.........................    4,421   $ 44,770
Reinvestment of dividends...........      175      1,735
Shares redeemed.....................   (3,520)   (35,578)
                                       ------   --------
Net increase in shares outstanding..    1,076   $ 10,927
                                       ======   ========

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                  Institutional Class
                                                                           ---------------------------------
                                                                               Year Ended            June
                                                                              December 31           30 to
                                                                           -----------------      December
                                                                             2006      2005      31, 2004(A)
                                                                           -------   -------     -----------
Net asset value, beginning of period ...................................   $  9.75   $ 10.16      $ 10.00
                                                                           -------   -------      -------
Income from investment operations:
   Net investment income ...............................................      0.29      0.56(B)      0.18(B)

   Net gains (losses) on securities (both realized and unrealized) .....     (0.19)    (0.37)        0.21
                                                                           -------   -------      -------
Total income (loss) from investment operations .........................      0.10      0.19         0.39
                                                                           -------   -------      -------
Less distributions:
   Dividends from net investment income ................................     (0.29)    (0.55)       (0.23)
   Distributions from net realized gains on securities .................        --     (0.05)          --(D)
   Tax return of capital ...............................................     (0.03)       --           --
                                                                           -------   -------      -------
Total distributions ....................................................     (0.32)    (0.60)       (0.23)
                                                                           -------   -------      -------
Net asset value, end of period .........................................   $  9.53   $  9.75      $ 10.16
                                                                           =======   =======      =======
Total return ...........................................................      1.05%     1.86%        3.94%(C)
                                                                           =======   =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ............................   $33,792   $30,584      $20,943
   Ratios to average net assets (annualized):

      Expenses, after expense reimbursements (recoupments) .............      0.49%     0.44%        0.46%

      Expenses, before expense reimbursements (recoupments) ............      0.49%     0.39%        0.62%

      Net investment income, after expense reimbursements
         (recoupements) ................................................      2.94%     5.45%        3.34%

      Net investment income, before expense reimbursements
         (recoupments) .................................................      2.94%     5.50%        3.18%
   Portfolio turnover rate .............................................       259%      355%         190%(C)

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B)  Based on average shares outstanding.

(C)  Not annualized.

(D)  Amount represents less than $0.01 per share.

AMERICAN BEACON FUNDS
PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     -    information we receive from you on applications or other forms;

     -    information about your transactions with us or our service providers;
          and

     -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
TAX INFORMATION FOR THE TAX YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in this report because of differences between tax and financial reporting requirement.

     The Fund's distributions to shareholders did not include any short-term capital gains.

     Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2006, 58.53% was derived from U.S. Treasury Obligations.

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                             OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS      WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
  ---------------------    -----------------   --------------------------------------------------------
INTERESTED TRUSTEES

                           Term
                           Lifetime of Trust
                           until removal,
                           resignation or
                           retirement*

William F. Quinn** (58)    Trustee and         Chairman and CEO (2006-Present) and President
                           President since     (1986-2006), American Beacon Advisors, Inc.; Chairman
                           1987                (1989-2003) and Director (1979-1989, 2003-Present),
                                               American Airlines Federal Credit Union; Director,
                                               Crescent Real Estate Equities, Inc.(1994-Present);
                                               Director, Pritchard, Hubble & Herr, LLC (investment
                                               advisor) (2001-2006); Director of Investment Committee,
                                               Southern Methodist University Endowment Fund
                                               (1996-Present); Member, Southern Methodist University
                                               Cox School of Business Advisory Board (1999-2002);
                                               Member, New York Stock Exchange Pension Manager
                                               Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                               (2007-Present) and Vice Chairman (2004-2006), Committee
                                               for the Investment of Employee Benefits; Chairman,
                                               Committee for the Investment of Employee Benefits
                                               Defined Benefit Sub-Committee (2002-2004); Director,
                                               United Way of Metropolitan Tarrant County (1988-2000,
                                               2004-Present); Trustee, American Beacon Mileage Funds
                                               (1995-Present); Trustee, American Beacon Select Funds
                                               (1999-Present); Trustee, American Beacon Master Trust
                                               (1995-Present).

Alan D. Feld** (69)        Trustee since       Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                           1996                firm) (1960-Present); Director, Clear Channel
                                               Communications (1984-Present); Trustee, CenterPoint
                                               Properties (1994-Present); Trustee, American Beacon
                                               Mileage Funds (1996-Present); Trustee, American Beacon
                                               Select Funds (1999-Present); Trustee, American Beacon
                                               Master Trust (1996-Present).

NON-INTERESTED TRUSTEES

                           Term
                           Lifetime of Trust
                           until removal,
                           resignation or
                           retirement*

W. Humphrey Bogart (62)    Trustee since       Consultant, New River Canada Ltd. (mutual fund servicing
                           2004                company) (1998-2003); Board Member, Baylor University
                                               Medical Center Foundation (1992-2004); President and
                                               CEO, Allmerica Trust Company, NA (1996-1997); President
                                               and CEO, Fidelity Investments Southwest Company
                                               (1983-1995); Senior Vice President of Regional Centers,
                                               Fidelity Investments (1988-1995); Trustee, American
                                               Beacon Mileage Funds (2004-Present); Trustee, American
                                               Beacon Select Funds (2004-Present); Trustee, American
                                               Beacon Master Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                             OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS      WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
  ---------------------    -----------------   --------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (45)       Trustee since       Executive Vice President, Chief Financial Officer,
                           2004                Treasurer and Secretary, Kimbell Art Foundation
                                               (1993-Present); Trustee, Texas Christian University
                                               (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                               (d/b/a Cook Children's Health Foundation)
                                               (2001-Present); Director, Christian Church Foundation
                                               (1999-Present); Trustee, American Beacon Mileage Funds
                                               (2004-Present); Trustee, American Beacon Select Funds
                                               (2004-Present); Trustee, American Beacon Master Trust
                                               (2004-Present).

Richard A. Massman (63)    Trustee since       Senior Vice President and General Counsel, Hunt
                           2004                Consolidated, Inc. (holding company engaged in energy,
                                               real estate, farming, ranching and venture capital
                                               activities) (1994-Present); Trustee, American Beacon
                                               Mileage Funds (2004-Present); Trustee, American Beacon
                                               Select Funds (2004-Present); Trustee, American Beacon
                                               Master Trust (2004-Present).

Stephen D. O'Sullivan      Trustee since       Consultant (1994-Present); Trustee, American Beacon
(71)                       1987                Mileage Funds (1995-Present); Trustee, American Beacon
                                               Select Funds (1999-Present); Trustee, American Beacon
                                               Master Trust (1995-Present).

R. Gerald Turner (60)      Trustee since       President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.   2001                Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                       Company, Inc. (1996-Present); Director, California
Dallas, Texas 75275                            Federal Preferred Capital Corp. (2001-2003); Director,
                                               Kronus Worldwide Inc. (chemical manufacturing)
                                               (2003-Present); Director, First Broadcasting Investment
                                               Partners, LLC (2003-Present); Member, United Way of
                                               Dallas Board of Directors; Member, Salvation Army of
                                               Dallas Board of Directors; Member, Methodist Hospital
                                               Advisory Board; Member, Knight Commission on
                                               Intercollegiate Athletics; Trustee, American Beacon
                                               Mileage Funds (2001-Present); Trustee, American Beacon
                                               Select Funds (2001-Present); Trustee, American Beacon
                                               Master Trust (2001-Present).

Kneeland Youngblood (50)   Trustee since       Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court         1996                equity firm) (1998-Present); Director, Burger King
Suite 1740                 Chairman since      Corporation (2004-Present); Trustee, City of Dallas,
Dallas, Texas 75201        2005                Texas Employee Retirement Fund (2004-Present); Trustee,
                                               The Hockaday School (1997-2005); Director, Starwood
                                               Hotels and Resorts (2001-Present); Member, Council on
                                               Foreign Relations (1995-Present); Director, Just For the
                                               Kids (1995-2001); Director, L&B Realty Advisors
                                               (1998-2000); Trustee, Teachers Retirement System of
                                               Texas (1993-1999); Director, Starwood Financial Trust
                                               (1998-2001); Trustee, St. Mark's School of Texas
                                               (2002-Present); Trustee, American Beacon Mileage Funds
                                               (1996- Present); Trustee, American Beacon Select Funds
                                               (1999-Present); Trustee, American Beacon Master Trust
                                               (1996-Present).

(UNAUDITED)

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                             OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS      WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
  ---------------------    -----------------   --------------------------------------------------------
OFFICERS

                           Term
                           One Year

Rosemary K. Behan (47)     VP, Secretary and   Vice President, Legal and Compliance, American Beacon
                           Chief Legal         Advisors, Inc. (2006-Present); Assistant General
                           Officer since       Counsel, First Command Financial Planning, Inc.
                           2006                (2004-2006); Enforcement Attorney (2002-2004) and Branch
                                               Chief (2000-2002); Securities and Exchange Commission.

Brian E. Brett (46)        VP since 2004       Vice President, Director of Sales, American Beacon
                                               Advisors, Inc. (2004-Present); Regional Vice President,
                                               Neuberger Berman, LLC (investment advisor) (1996-2004).

Michael W. Fields (52)     VP since 1989       Vice President, Fixed Income Investments, American
                                               Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (40)     Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                           1995                (1995-Present).

Christina E. Sears (35)    Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc.
                           Officer since       (2004-Present); Senior Compliance Analyst, American
                           2004                Beacon Advisors, Inc. (1998-2004).
                           and Asst.
                           Secretary since
                           1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors.

                       (This page intentionally left blank)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

             (GRAPHIC)                                  (GRAPHIC)
            BY E-MAIL:                               ON THE INTERNET:
american_beacon.funds@ambeacon.com   Visit our website at www.americanbeaconfunds.com

             (GRAPHIC)                                  (GRAPHIC)
          BY TELEPHONE:                                   BY MAIL:
       Call (800) 658-5811                         American Beacon Funds
                                                      P.O. Box 219643
                                                 Kansas City, MO 64121-9643

AVAILABILITY OF QUARTERLY            AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
PORTFOLIO SCHEDULES
                                     A description of the policies and procedures the
In addition to the Schedule of       Fund uses to determine how to vote proxies
Investments provided in each         relating to portfolio securities is available in
semi-annual and annual report, the   the Fund's Statement of Additional Information,
Fund files a complete schedule of    is available free of charge on the Fund's website
its portfolio holdings with the      (www.americanbeaconfunds.com) and by calling
Securities and Exchange Commission   1-800-967-9009 or by accessing the SEC's website
("SEC") on Form N-Q as of the        at www.sec.gov. The Fund's proxy voting record
first and third fiscal quarters.     for the most recent year ended June 30 is filed
The Fund's Forms N-Q are available   annually with the SEC on Form N-PX. The Fund's
on the SEC's website at              Forms N-PX are available on the SEC's website at
www.sec.gov. The Forms N-Q may       www.sec.gov. The Fund's proxy voting record may
also be reviewed and copied at the   also be obtained by calling 1-800-967-9009.
SEC's Public Reference Room, 450
Fifth Street, NW, Washington, DC
20549. Information regarding the
operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0330. A complete
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after
the end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN              TRANSFER AGENT         INDEPENDENT REGISTERED  DISTRIBUTOR
STATE STREET BANK AND  BOSTON FINANCIAL DATA  PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
TRUST                  SERVICES               ERNST & YOUNG LLP       Portland, Maine
Boston, Massachusetts  Kansas City, Missouri  Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Treasury Inflation Protected Securities Fund is a service mark of American Beacon Advisors, Inc

                                                                        AR 12/06
                                                                          539339

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 ANNUAL REPORT

                                   (GRAPHIC)

DECEMBER 31, 2006

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents



President's Message ........................................................  1

Financial Highlights:

      Money Market Fund .................................................... 20

      U.S. Government Money Market Fund .................................... 22

      Municipal Money Market Fund .......................................... 24

Schedule of Investments:

      Money Market Portfolio ............................................... 26

      U.S. Government Money Market Portfolio ............................... 30

      Municipal Money Market Portfolio ..................................... 31

Additional Information ............................................  Back Cover


Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.


American Beacon Funds                                          December 31, 2006

(AMERICAN BEACON ADVISORS)

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

Enclosed please find the Annual Report for the American Beacon Money Market Funds for the year ended December 31, 2006.

      After 17 consecutive 25-basis point (0.25%) rate hikes, the Federal Open Market Committee ("FOMC") held interest rates steady at 5.25% at their August 8th meeting. The Federal Reserve Board (the "Fed") will continue to weigh the risks of accelerating inflation and decelerating economic growth. At the final FOMC meeting in December 2006, the Fed acknowledged the cooling housing market, but remained primarily concerned about inflation. The FOMC should hold rates steady at least through the first half of 2007. The market is focused on slowing housing and auto data and pricing in an ease for the next move by the Fed (albeit in the late part of 2007). Fed officials continue to discuss that additional firming may be needed because inflation remains on the higher-end of their comfort range.

      Despite rising interest rates earlier in the year, both the Institutional and the Cash Management Classes of the American Beacon Money Market Fund one-year returns of 4.99% and 5.05% outperformed the Lipper Institutional Money Market Average return by 27 (0.27%) and 33 (0.33%) basis points, respectively. The American Beacon U.S. Government Money Market Fund -- Cash Management Class also outperformed the Lipper Institutional U.S. Government Money Market Average with a one-year return of 4.97% versus 4.69%. Both Funds surpassed their respective Lipper peer groups over all time periods. Additionally, the Municipal Money Market Fund -- PlanAhead Class posted a return of 2.50%, underperforming the Lipper Tax-Exempt Money Market Average return of 2.76%.

      Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                       Sincerely,
                                       /s/  WILLIAM F. QUINN
                                       William F. Quinn
                                       President, American Beacon Funds

ECONOMIC OVERVIEW
DECEMBER 31, 2006 (UNAUDITED)

The initial estimate of the U.S. gross domestic product ("GDP") growth rate rose 3.5% in the fourth quarter, after rising a modest 2.0% in the third quarter of 2006. Consumer spending was the primary driver, up 4.4%. Consumers used credit cards to make up for diminished mortgage borrowing power. Business fixed investment fell 0.4%, the first decline since the first quarter of 2003. Inventories were up only $35.3 billion, trimming 0.7% from GDP growth. Growth rose solidly above the Federal Reserve Board's (the "Fed") target after two quarters of coming in below, leaving room for debate on the implications of growth. In addition to the up tick in growth, the labor market remains healthy as payroll gains averaged 136,000 per month during the fourth quarter and the unemployment rate remained low at 4.5% in December.

      The Federal Open Market Committee ("FOMC") ended a streak of seventeen consecutive 25 basis point (0.25%) rate hikes at their August 8th meeting, leaving rates unchanged at 5.25% through the rest of 2006. Fed officials continue to weigh the risks of a slowing economy against the risks of higher inflation in determining the future direction of interest rates. At the December meeting, the Fed acknowledged the cooling housing market and its impact on economic growth, but inflation remained their chief concern. "...participants expressed concern that a failure of inflation to moderate as expected could entail significant costs if an upward drift in inflation expectations ensued," the minutes said. As a result, the Fed retained a tightening bias in its December statement maintaining the phrase that "the extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth."

      The latest readings of consumer and producer prices indicate that the easing of inflationary pressures may be slow. The core consumer price index ("CPI") rose 0.2% in December after remaining flat in November, and the core producer price index ("PPI"), which also rose 0.2% during the month, came in above economists' expectations. In addition, despite a decline to an annual rate of 2.2% in November which was unchanged in December, the core personal consumption expenditures ("PCE") price index remains above the Fed's comfort range of 1-2%.

      U.S. Treasury yields rose during the fourth quarter as the likelihood of a Fed ease during the first quarter of 2007 began to dissipate. Though the yield curve remained inverted, Treasury yields reached five month highs in January 2007 on signals that the housing market is bottoming, inflation remains stubborn, and employment is strengthening.

      The FOMC should remain on hold at least through the first part of 2007 as Fed officials wait for signs that inflation is indeed moderating. If inflation remains above the Fed's comfort level for an extended period of time, an additional Fed tightening is possible. Despite the Fed's stated tightening bias, the market continues to expect an ease during the second half of 2007.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)


      As the economy continued to show signs of strength during the year, the Fed continued tightening monetary policy through June 2006. Since then the Fed has been on hold with a tightening bias, resulting in a 5.25% fed funds target by year end. This was a move of 25 basis points (0.25%) for each of the first four FOMC meetings after starting the year at 4.25%. In response, the American Beacon Money Market Fund's weighted-average maturity ("WAM") was maintained below 45 days throughout the year. The primary strategy of the Fund was to buy variable rate securities, short-dated commercial paper and overnight investments. Due to maintaining a short WAM in a rising to stable interest rate environment the Fund outperformed its Lipper peer group. This strategy will stay in place until economic data suggest the Fed is about to enter into an easing cycle.

      For the year ended December 31, 2006, the total return of the Cash Management Class of the American Beacon Money Market Fund was 5.05%. The Fund outperformed the Lipper Institutional Money Market Average return of 4.72% by 33 basis points (0.33%). Lipper Inc. ranked the Cash Management Class of the Fund 14th among 357, 15th among 291 and 16th among 233 Institutional Money Market Funds for the one-year, three-year and five-year periods ended December 31, 2006, respectively. The Lipper Institutional Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                              (PERFORMANCE GRAPH)

                                                ANNUALIZED TOTAL RETURNS
                                                    AS OF  12/31/2006
                                        ---------------------------------------
                                        1 YEAR         5 YEARS         10 YEARS
                                        ------         -------         --------
Cash Management Class(1,2) ...........   5.05%          2.46%            3.92%
Institutional Class (1,3) ............   4.99%          2.37%            3.87%
PlanAhead Class (1) ..................   4.69%          2.09%            3.58%
Platinum Class(1,2) ..................   4.17%          1.63%            3.13%


1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and share may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the five and ten-year periods represent the total returns achieved by the Institutional Class from 1/1/97 up to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class since its inception. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/97. A portion of the fees charged to the Cash Management and Platinum classes of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3 A portion of the fees charged to the Institutional Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown for periods after 2006.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)


PORTFOLIO STATISTICS AS OF DECEMBER 31, 2006

                                CASH
                              MANAGEMENT     INSTITUTIONAL     PLANAHEAD     PLATINUM
                                CLASS            CLASS           CLASS         CLASS
                              ----------     -------------     ---------    ----------
7-day Current Yield*              5.25%           5.22%           4.97%         4.41%
7-day Effective Yield*            5.38%           5.35%           5.09%         4.50%
30-day Yield*                     5.24%           5.21%           4.96%         4.40%
Weighted Avg. Maturity         47 Days         47 Days         47 Days       47 Days
Moody's Rating                     Aaa             N/A             N/A           N/A
S&P Rating                        AAAm             N/A             N/A           N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.


TOP TEN ISSUERS AS OF DECEMBER 31, 2006

                                                   % OF
                                               NET ASSETS**
                                               ------------
Wells Fargo & Co.                                 5.3%
US Bank, NA                                       5.1%
Caylon                                            4.7%
World Savings Bank FSB                            4.5%
BNP Paribas                                       4.3%
Abbey National Treasury Services, PLC             4.3%
Credit Suisse USA, Inc.                           4.2%
General Electric Capital Corp.                    4.0%
Goldman Sachs Group, Inc.                         3.9%
Royal Bank of Scotland PLC                        3.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.


ASSET ALLOCATION AS OF DECEMBER 31, 2006

                                                   % OF
                                               NET ASSETS**
                                               ------------
Bank CDs, TDs and Notes                          44.7%
Corporate Notes                                  41.0%
Commercial Paper                                 10.2%
Repurchase Agreements                             2.5%
Fund Agreements                                   1.2%
Net Other Assets                                  0.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.


ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                      BEGINNING      ENDING     EXPENSES PAID
                                       ACCOUNT      ACCOUNT     DURING PERIOD*
                                        VALUE        VALUE         7/1/06-
                                        7/1/06      12/31/06       12/31/06
                                      ---------    ---------    --------------
CASH MANAGEMENT CLASS
Actual..............................  $1,000.00    $1,026.71        $0.77
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,024.45        $0.77

INSTITUTIONAL CLASS
Actual..............................  $1,000.00    $1,026.54        $0.92
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,024.30        $0.92

PLANAHEAD CLASS
Actual..............................  $1,000.00    $1,025.11        $2.35
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,022.89        $2.35

PLATINUM CLASS
Actual..............................  $1,000.00    $1,022.39        $5.05
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,020.21        $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.18%, 0.46% and 0.99% for the Cash Management, Institutional, PlanAhead and Platinum Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

     As the economy continued to show signs of strength during the year, the Fed continued tightening monetary policy through June 2006. Since then the Fed has been on hold with a tightening bias, resulting in a 5.25% fed funds target by year end. This was a move of 25 basis points (0.25%) for each of the first four FOMC meetings after starting the year at 4.25%. In response, the American Beacon U.S. Government Money Market Fund's weighted-average maturity was maintained below 20 days throughout the year. The primary strategy of the Fund was to buy short-dated and variable rate agencies along with overnight repurchase agreements. Due to maintaining short duration in a rising to stable interest rate environment, the Fund outperformed its Lipper peer group. This strategy will stay in place until economic data suggest the Fed is about to enter into an easing cycle.

     For the year ended December 31, 2006, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 4.97%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 4.69% by 28 basis points (0.28%). Lipper Inc. ranked the Cash Management Class of the Fund 7th among 147, 9th among 106 and 8th among 64 Institutional U.S. Government Money Market Funds for the one-year, five-year and ten-year periods ended December 31, 2006, respectively. The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                             (PERFORMANCE GRAPH)


                                                  ANNUALIZED TOTAL RETURNS
                                           ------------------------------------
                                                      AS OF 12/31/2006
                                           ------------------------------------
                                           1 YEAR       5 YEARS        10 YEARS
                                           ------       -------        --------
Cash Management Class (1,2) .......         4.97%         2.39%          3.81%
PlanAhead Class (1,3) .............         4.51%         1.99%          3.44%
Platinum Class (1,4) ..............         4.14%         1.59%          3.02%

1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and share may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. A portion of the fees charged to the Cash Management Class of the Fund has been waived since 2002. Performance prior to waiving fees was lower than actual returns shown for periods after 2002.

3 A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods after 2003.

4 A portion of the fees charged to the Platinum Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.


PORTFOLIO STATISTICS AS OF DECEMBER 31,2006

                              CASH
                           MANAGEMENT    PLANAHEAD   PLATINUM
                             CLASS         CLASS      CLASS
                           ----------    ---------   --------
7-day Current Yield*         5.19%         4.73%      4.39%
7-day Effective Yield*       5.33%         4.84%      4.49%
30-day Yield*                5.17%         4.71%      4.37%
Weighted Avg. Maturity       6 Days       6 Days      6 Days
Moody's Rating                Aaa           N/A        N/A
S&P Rating                    AAAm          N/A        N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.


ASSET ALLOCATION AS OF DECEMBER 31, 2006

                                                   % OF
                                               NET ASSETS**
                                               ------------
Repurchase Agreements                             94.8%
Government Securities                              5.1%
Net Other Assets                                   0.1%

** Percent of net assets of the American Beacon Master U.S. Government Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.


ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher. You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                      BEGINNING      ENDING     EXPENSES PAID
                                       ACCOUNT      ACCOUNT     DURING PERIOD*
                                        VALUE        VALUE         7/1/06-
                                        7/1/06      12/31/06       12/31/06
                                      ---------    ---------    --------------
CASH MANAGEMENT CLASS
Actual..............................  $1,000.00    $1,026.31         $0.97
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,024.25         $0.97

PLANAHEAD CLASS
Actual..............................  $1,000.00    $1,024.14         $3.11
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,022.13         $3.11

PLATINUM CLASS
Actual..............................  $1,000.00    $1,022.19         $5.05
Hypothetical (5% return
before expenses)....................  $1,000.00    $1,020.21         $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.19%, 0.61% and 0.99% for the Cash Management, PlanAhead and Platinum Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

     The American Beacon Municipal Money Market Fund maintained a relatively short average maturity during 2006. The variable rate demand note (VRDN) market provided the most attractive investment option throughout the period. Rates on these securities remained appealing as short-term interest rates increased 100 basis points (1.00%) during the year. The investment manager will continue to focus purchases on attractively priced VRDNs backed by letters of credit or bond insurance and may buy selective fixed rate instruments when evidence emerges that the Fed has completed its current tightening cycle.

     For the year ended December 31, 2006, the total return of the PlanAhead Class of the American Beacon Municipal Money Market Fund was 2.50%. The Fund under-performed the Lipper Tax-Exempt Money Market Average return of 2.76%. The Lipper Tax-Exempt Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Tax-Exempt Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                   (PERFORMANCE GRAPH)


                               ANNUALIZED TOTAL RETURNS
                             ---------------------------
                                   AS OF 12/31/2006
                             ---------------------------
                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
PlanAhead  Class (1,2)....    2.50%     1.11%     2.04%
Platinum Class (1,3)......    2.50%     1.00%     1.78%

1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and share may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods after 2003.

3 A portion of the fees charged to the Platinum Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.


PORTFOLIO STATISTICS AS OF DECEMBER 31, 2006


                                 PLANAHEAD      PLATINUM
                                   CLASS         CLASS
                                 ---------      --------
7-day Current Yield*               2.95%          2.95%
7-day Effective Yield*             3.00%          3.00%
30-day Yield*                      2.71%          2.71%
Weighted Avg. Maturity           4 Days         4 Days

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2006

                                                                        % OF
                                                                    NET ASSETS**
                                                                    ------------
Alachua County, Florida Housing Financial Authority                    5.7%
Michigan State Housing Development Authority                           5.5%
Ohio Water Development Authority                                       5.3%
Montgomery Cnty, Maryland Variable Rate Housing                        5.2%
University Athletic Association, Inc.                                  5.0%
New York State Housing Finance Agency                                  5.0%
Illinois Finance Authority                                             5.0%
Sweetwater County, Wyoming Pollution Control                           4.7%
Indiana County Industrial Development Authority                        4.7%
University of Colorado Hospital System                                 4.0%


ASSET ALLOCATION AS OF DECEMBER 31, 2006

                                                                        % OF
                                                                    NET ASSETS**
                                                                    ------------
Municipal Obligations                                                  96.8%

Other Investments                                                       3.0%

Net Other Assets                                                        0.2%

** Percent of net assets of the American Beacon Master Municipal Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM)
DECEMBER 31, 2006 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                      BEGINNING      ENDING     EXPENSES PAID
                                       ACCOUNT      ACCOUNT     DURING PERIOD*
                                        VALUE        VALUE          7/1/06-
                                        7/1/06      12/31/06       12/31/06
                                      ---------    ---------    --------------
PLANAHEAD CLASS
Actual............................... $1,000.00    $1,013.26        $5.02
Hypothetical (5% return
 before expenses).................... $1,000.00    $1,020.21        $5.04

PLATINUM CLASS
Actual............................... $1,000.00    $1,013.26        $5.02
Hypothetical (5% return
 before expenses).................... $1,000.00    $1,020.21        $5.04

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.99% and 0.99% for the PlanAhead and Platinum Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders of
American Beacon Funds

We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon Money Market Fund, the American Beacon U.S. Government Money Market Fund, and the American Beacon Municipal Money Market Fund (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /s/ ERNST & YOUNG LLP


Dallas, TX
February 27, 2007

AMERICAN BEACON FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                     U.S. GOVERNMENT       MUNICIPAL
                                                                   MONEY MARKET        MONEY MARKET      MONEY MARKET
                                                                   ------------      ---------------     ------------
ASSETS:
   Investment in Portfolio, at value..............................  $ 1,210,824      $      9,669        $    5,046
   Receivable for fund share sold.................................          227                --                --
   Receivable from Manager for expense reimbursement (Note 2).....            6                 1                 3
   Prepaid expenses...............................................           54                14                11
                                                                    -----------         ---------         ---------
      TOTAL ASSETS................................................    1,211,111             9,684             5,060
                                                                    -----------         ---------         ---------

LIABILITIES:
   Dividends payable..............................................          440                23                --
   Administrative service and service fees payable (Note 2).......          128                 3                 2
   Distribution fees payable (Note 2).............................            8                 1                 1
   Other Liabilities..............................................           53                19                 9
                                                                    -----------         ---------         ---------
      TOTAL LIABILITIES...........................................          629                46                12
                                                                    -----------         ---------         ---------
   NET ASSETS.....................................................  $ 1,210,482         $   9,638         $   5,048
                                                                    ===========         =========         =========

ANALYSIS OF NET ASSETS:
      Paid-in-capital.............................................    1,210,482             9,638             5,048
                                                                    -----------         ---------         ---------
NET ASSETS........................................................  $ 1,210,482         $   9,638         $   5,048
                                                                    ===========         =========         =========

SHARES OUTSTANDING (NO PAR VALUE):
   Cash Management Class..........................................  501,905,012         3,568,227               N/A
                                                                    ===========         =========         =========
   Institutional Class............................................  504,402,899               N/A               N/A
                                                                    ===========         =========         =========

   PlanAhead Class................................................  170,517,540         2,057,988         1,591,386
                                                                    ===========         =========         =========
   Platinum Class.................................................   33,656,256         4,011,670         3,456,953
                                                                    ===========         =========         =========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Cash Management Class..........................................  $      1.00         $    1.00               N/A
                                                                    ===========         =========         =========
   Institutional Class............................................  $      1.00               N/A               N/A
                                                                    ===========         =========         =========
   PlanAhead Class................................................  $      1.00         $    1.00         $    1.00
                                                                    ===========         =========         =========
   Platinum Class.................................................  $      1.00         $    1.00         $    1.00
                                                                    ===========         =========         =========








                             See accompanying notes

 See accompanying Financial Statements of the American Beacon Master Portfolios
                                       11

AMERICAN BEACON FUNDS
STATEMENT OF OPERATIONS
DECEMBER 31, 2006  (IN THOUSANDS)


                                                                                      U.S. GOVERNMENT      MUNICIPAL MONEY
                                                                   MONEY MARKET        MONEY MARKET            MARKET
                                                                 ---------------      ---------------      ---------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
  Interest Income ..........................................     $        38,896      $           682      $           172
  Portfolio expenses .......................................                (824)                 (17)                  (9)
                                                                 ---------------      ---------------      ---------------
    NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO .........              38,072                  665                  163
                                                                 ---------------      ---------------      ---------------
FUND EXPENSES:
  Administrative service fees (Note 2):
    Cash Management Class ..................................                 295                    5                   --
    Institutional Class ....................................                  94                   --                   --
    PlanAhead Class ........................................                 202                    2                    1
    Platinum Class .........................................                 233                   30                   23
  Transfer agent fees:
    Cash Management Class ..................................                  18                    4                   --
    Institutional Class ....................................                  13                   --                   --
    PlanAhead Class ........................................                  19                    2                    5
    Platinum Class .........................................                   1                    2                    3
  Professional fees ........................................                  19                   10                    9
  Registration fees and expenses ...........................                  56                   41                   28
  Service fees - PlanAhead Class (Note 2) ..................                 506                    7                    4
  Distribution fees - Platinum Class (Note 2) ..............                  90                   12                    9
  Prospectus and shareholder reports .......................                  48                    4                    1
  Other Expenses ...........................................                  --                    5                    1
                                                                 ---------------      ---------------      ---------------
    TOTAL FUND EXPENSES ....................................               1,594                  124                   84
                                                                 ---------------      ---------------      ---------------
LESS WAIVER AND REIMBURSEMENT OF EXPENSES (NOTE 2) .........                 261                   66                   44
                                                                 ---------------      ---------------      ---------------
    NET FUND EXPENSES ......................................               1,333                   58                   40
                                                                 ---------------      ---------------      ---------------
NET INVESTMENT INCOME ......................................              36,739                  607                  123
                                                                 ---------------      ---------------      ---------------
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
  Net realized gain on investments .........................                   1                   --                   --
                                                                 ---------------      ---------------      ---------------
    NET GAIN ON INVESTMENTS ................................                   1                   --                   --
                                                                 ---------------      ---------------      ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     $        36,740      $           607      $           123
                                                                 ---------------      ---------------      ---------------


                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 2006 (IN THOUSANDS)


                                                                         U.S. GOVERNMENT MONEY
                                              MONEY MARKET                       MARKET                  MUNICIPAL MONEY MARKET
                                      ----------------------------    ----------------------------    ----------------------------
                                         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                      ----------------------------    ----------------------------    ----------------------------
                                          2006            2005            2006            2005            2006            2005
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ...........   $     36,739    $     20,577    $        607    $        850    $        123    $         97
  Net realized gain on
   investments ....................              1               2              --               1              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
      NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS           36,740          20,579             607             851             123              97
                                      ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income
    Cash Management Class .........        (21,235)        (10,861)           (304)           (619)             --              --
    Institutional Class ...........         (4,754)         (1,545)             --              --              --              --
    PlanAhead Class ...............         (9,290)         (7,158)           (114)           (108)            (35)            (30)
    Platinum Class ................         (1,460)         (1,013)           (189)           (123)            (88)            (67)
  Net Realized gain on investments
    Cash Management Class .........             (1)             (1)             --              (1)             --              --
    Institutional Class ...........             --              --              --              --              --              --
    PlanAhead Class ...............             --              (1)             --              --              --              --
    Platinum Class ................             --              --              --              --              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
    DISTRIBUTIONS TO SHAREHOLDERS          (36,740)        (20,579)           (607)           (851)           (123)            (97)
                                      ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares          5,755,911       4,429,630          39,131         144,480          21,207          15,294
  Reinvestment of dividends and
   distributions                            32,640          18,064             225             162             123              97
  Cost of shares redeemed               (5,091,891)     (4,580,001)        (58,084)       (156,852)        (20,695)        (16,156)
                                      ------------    ------------    ------------    ------------    ------------    ------------
      NET INCREASE (DECREASE) IN
       NET ASSETS .................        696,660        (132,307)        (18,728)        (12,210)            635            (765)
                                      ------------    ------------    ------------    ------------    ------------    ------------

                                      ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS ...........................        696,660        (132,307)        (18,728)        (12,210)            635            (765)
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS:
  Beginning of period .............        513,822         646,129          28,366          40,576           4,413           5,178
                                      ------------    ------------    ------------    ------------    ------------    ------------
  END OF PERIOD ...................   $  1,210,482    $    513,822    $      9,638    $     28,366    $      5,048    $      4,413
                                      ============    ============    ============    ============    ============    ============


                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market, American Beacon U.S. Government Money Market and American Beacon Municipal Money Market Funds (each a "Fund" and collectively, the "Funds").

     Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:


AMERICAN BEACON:                  --> invests assets in --> AMERICAN BEACON MASTER TRUST:
---------------------------------                           --------------------------------------
Money Market Fund                                           Money Market Portfolio
U.S. Government Money Market Fund                           U.S. Government Money Market Portfolio
Municipal Money Market Fund                                 Municipal Money Market Portfolio

     Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (9.51%, 1.72% and 15.69% at December 31, 2006 of the American Beacon Master Trust Money Market, U.S. Government Money Market and Municipal Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

CLASS DISCLOSURE

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                            OFFERED TO:                               SERVICE AND DISTRIBUTION FEES:
---------------------     -----------------------------------------------------------     -----------------------------------
CASH MANAGEMENT CLASS     Investors making an initial investment of $10 million for       Administrative Service Fee -- 0.07%
                          Money Market and $2 million for U.S. Government Money
                          Market, or investors investing through an intermediary

INSTITUTIONAL CLASS       Investors making an initial investment of $2 million            Administrative Service Fee -- 0.10%

PLANAHEAD CLASS           General public and investors investing through an               Administrative Service Fee -- 0.10%
                          intermediary                                                    Service Fee -- 0.25%

PLATINUM CLASS            Investors investing through selected financial institutions     Administrative Service Fee -- 0.65%
                          (such as banks and broker-dealers)                              Distribution Fee -- 0.25%


VALUATION OF INVESTMENTS

     The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS

     Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

VALUATION OF SHARES

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale. With respect to a class of a Fund, price per share is computed by dividing the value of the class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of class shares outstanding.

USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements. The Fund's net asset value per share will reflect FIN 48 adjustments no later than June 29, 2007, and any adjustments will be reflected in the Fund's semi-annual report to shareholders.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Funds' net assets or results of operations.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


OTHER

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

ADMINISTRATIVE SERVICES AGREEMENT

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional, PlanAhead and Platinum Classes of the Funds.

     The Trust has adopted an Administrative Services Plan with respect to the Platinum Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.55% of the average daily net assets of the Platinum Class of each Fund.

     A separate Administrative Services Plan has been adopted for the Cash Management Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.07% of the average daily net assets of the Cash Management Class of each Fund.

DISTRIBUTION PLAN

     The Trust, except for the Platinum Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Platinum Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Platinum class of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

SERVICE AGREEMENT

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


REIMBURSEMENT AND WAIVER OF EXPENSES

     The Manager contractually agreed to reimburse the following Funds for distribution and other expenses through February 28, 2007 to the extent total annual fund operating expenses exceed the following amounts:


FUND                                                    CLASS               EXPENSE CAP      AMOUNT
---------------------------------------------------     ---------------     -----------     --------
Money Market Fund..................................     Cash Management        0.15%        $208,332
Money Market Fund..................................     Platinum               0.99%          17,244
U.S. Government Money Market Fund..................     Cash Management        0.19%          29,476
U.S. Government Money Market Fund..................     PlanAhead              0.65%          10,124
U.S. Government Money Market Fund..................     Platinum               0.99%          26,078
Municipal Money Market Fund........................     PlanAhead              0.99%          10,189
Municipal Money Market Fund........................     Platinum               0.99%          33,686


     The Manager contractually agreed to reimburse the Institutional Class of the Money Market Fund for other expenses through February 28, 2007 to the extent total annual fund operating expenses exceed 0.20%. Beginning June 26, 2006 the Manager voluntarily agreed to reimburse this class for other expenses to the extent annualized operating expenses exceed 0.18%. The Manager reimbursed expenses totaling $31,296 to the Institutional Class of the Money Market Fund during the twelve months ended December 31, 2006.

     The Manager voluntarily reimbursed the PlanAhead Class of the Money Market Fund for other expenses totaling $3,719 during the twelve months ended December 31, 2006.

EXPENSE REIMBURSEMENT PLAN

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:


                                 U.S. GOVERNMENT      MUNICIPAL
YEAR            MONEY MARKET       MONEY MARKET      MONEY MARKET
-----------     ------------     ---------------     ------------
2007.......       140,252             38,411            27,596
2008.......       293,487             54,846            29,552
2009.......       260,591             65,678            43,875


     The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. Temporary differences are not reflected in the financial records.

     Dividends are categorized in accordance with federal income tax regulations which may treat certain transactions differently than U. S. generally accepted accounting principles. Accordingly, the character of

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid for the year ended December 31, 2006 and the year ended December 31, 2005 were as follows (in thousands):


                                          MONEY MARKET              U.S. GOVERNMENT MONEY MARKET         MUNICIPAL MONEY MARKET
                                  -----------------------------     -----------------------------     -----------------------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                      2006             2005             2006             2005             2006             2005
                                  ------------     ------------     ------------     ------------     ------------     ------------
DISTRIBUTIONS PAID FROM
ORDINARY INCOME:*
  Cash Management Class ......    $     21,235     $     10,862     $        304     $        620               --               --
  Institutional Class ........           4,754            1,545               --               --               --               --
  PlanAhead Class ............           9,291            7,159              114              108               --               --
  Platinum Class .............           1,460            1,013              189              123               --               --
TAX EXEMPT INCOME:**
  Cash Management Class ......              --               --               --               --               --               --
  Institutional Class ........              --               --               --               --               --               --
  PlanAhead Class ............              --               --               --               --     $         35     $         30
  Platinum Class .............              --               --               --               --               88               67
                                  ------------     ------------     ------------     ------------     ------------     ------------
TOTAL DISTRIBUTIONS PAID .....    $     36,740     $     20,579     $        607     $        851     $        123     $         97
                                  ============     ============     ============     ============     ============     ============

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

** Approximately 17% of interest earned was derived from investments in certain private activity bonds for purposes of the federal alternative minimum tax calculation.(unaudited)

     As of December 31, 2006, the components of distributable earnings on a tax basis were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

     The Funds do not have capital loss carryforwards as of December 31, 2006.

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

YEAR ENDED DECEMBER 31, 2006


                                                      CASH
                                                 MANAGEMENT CLASS    INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
                                                 ----------------    --------------------   ---------------    --------------
MONEY MARKET FUND
Shares sold .................................           3,868,924               1,325,652           515,550            45,785
Reinvestment of dividends ...................              19,760                   3,586             7,834             1,460
Shares redeemed .............................          (3,586,788)               (861,256)         (589,770)          (54,077)
                                                 ----------------    --------------------   ---------------    --------------
Net increase (decrease) in shares outstanding             301,896                 467,982           (66,386)           (6,832)
                                                 ================    ====================   ===============    ==============

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


                                                           CASH
                                                     MANAGEMENT CLASS     PLANAHEAD CLASS       PLATINUM CLASS
                                                     ----------------    -------------------    ----------------
U.S. GOVERNMENT MONEY MARKET FUND
Shares sold ......................................             20,647                  8,290              10,194
Reinvestment of dividends ........................                  0                     36                 189
Shares redeemed ..................................            (39,597)                (8,201)            (10,286)
                                                     ----------------    -------------------    ----------------
Net increase (decrease) in shares outstanding ....            (18,950)                   125                  97
                                                     ================    ===================    ================


                                                     PLANAHEAD CLASS       PLATINUM CLASS
                                                     ----------------    -------------------
MUNICIPAL MONEY MARKET FUND
Shares sold ......................................              3,458                 17,749
Reinvestment of dividends ........................                 35                     88
Shares redeemed ..................................             (3,549)               (17,146)
                                                     ----------------    -------------------
Net increase (decrease) in shares outstanding ....                (56)                   691
                                                     ================    ===================


YEAR ENDED DECEMBER 31, 2005


                                                           CASH
                                                     MANAGEMENT CLASS    INSTITUTIONAL CLASS    PLANAHEAD CLASS     PLATINUM CLASS
                                                     ----------------    -------------------    ----------------   ----------------
MONEY MARKET FUND
Shares sold ......................................          3,192,463                215,369             962,664             59,134
Reinvestment of dividends ........................             10,515                    957               5,579              1,013
Shares redeemed ..................................             (3,438)              (214,050)           (863,779)           (64,617)
                                                     ----------------    -------------------    ----------------   ----------------
Net increase (decrease) in shares outstanding ....           (234,577)                 2,276             104,464             (4,470)
                                                     ================    ===================    ================   ================


                                                           CASH
                                                     MANAGEMENT CLASS      PLANAHEAD CLASS       PLATINUM CLASS
                                                     ----------------    -------------------    ----------------
U.S. GOVERNMENT MONEY MARKET FUND
Shares sold ......................................             82,100                 57,385               4,995
Reinvestment of dividends ........................                 --                     39                 123
Shares redeemed ..................................            (88,173)               (60,861)             (7,818)
                                                     ----------------    -------------------    ----------------
Net (decrease) in shares outstanding .............             (6,073)                (3,437)             (2,700)
                                                     ================    ===================    ================


                                                      PLANAHEAD CLASS      PLATINUM CLASS
                                                     ----------------    -------------------
MUNICIPAL MONEY MARKET FUND
Shares sold ......................................              4,267                 11,027
Reinvestment of dividends ........................                 30                     67
Shares redeemed ..................................             (4,356)               (11,800)
                                                     ----------------    -------------------
Net (decrease) in shares outstanding .............                (59)                  (706)
                                                     ================    ===================

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                       CASH MANAGEMENT CLASS
                                                                   ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31
                                                                   ----------------------------------------------------------
                                                                     2006         2005         2004         2003        2002
                                                                   --------     --------     --------     --------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ................              $   1.00     $   1.00     $   1.00     $   1.00     $ 1.00
INCOME FROM INVESTMENT OPERATIONS:                                 --------     --------     --------     --------     ------
  Net investment income(A) ..........................                  0.05         0.03         0.01         0.01       0.02
  Net realized gain on investments ..................                    --(B)        --(B)        --(B)        --(B)      --(B)
                                                                   --------     --------     --------     --------     ------
Total income from investment operations .............                  0.05         0.03         0.01         0.01       0.02
                                                                   --------     --------      -------     --------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income ..............                 (0.05)       (0.03)       (0.01)       (0.01)     (0.02)
  Distributions from net realized gains on securities                    --(B)        --(B)        --(B)        --(B)      --(B)
                                                                   --------     --------     --------     --------     ------
Total distributions .................................                 (0.05)       (0.03)       (0.01)       (0.01)     (0.02)
                                                                   ---------    ---------    ---------    ---------    -------
NET ASSET VALUE, END OF PERIOD ......................              $   1.00     $   1.00     $   1.00     $   1.00     $ 1.00
                                                                   ========     ========     ========     ========     ======
TOTAL RETURN ........................................                  5.05%        3.19%        1.30%        1.08%      1.73%
                                                                   =========    =========    =========    =========    =======
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........              $501,905     $200,010     $434,587     $117,395     $6,641
    Ratios to average net assets (annualized):(A)
  Expenses, net of waivers ..........................                  0.15%        0.15%        0.15%        0.16%      0.19%
  Expenses before waivers ...........................                  0.20%        0.23%        0.23%        0.24%      0.22%
  Net investment income, net of waivers .............                  5.04%        3.08%        1.34%        1.03%      1.73%
  Net investment income (loss), before waivers ......                  4.99%        3.00%        1.26%        0.95%      1.70%




                                                                                     INSTITUTIONAL CLASS
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------
                                                                   2006        2005        2004         2003         2002
                                                                 --------     -------     -------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ................            $   1.00     $  1.00     $  1.00     $   1.00     $   1.00
                                                                 --------     -------     -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(A) ..........................                0.05        0.03        0.01         0.01         0.02
  Net realized gain on investments ..................                  --(B)       --(B)       --(B)        --(B)        --(B)
                                                                 --------     -------     -------     --------     --------
Total income from investment operations .............                0.05        0.03        0.01         0.01         0.02
                                                                 --------     -------     -------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ..............               (0.05)      (0.03)      (0.01)       (0.01)       (0.02)
  Distributions from net realized gains on securities                  --(B)       --(B)       --(B)        --(B)        --(B)
                                                                 --------     -------     -------     --------     --------
Total distributions .................................               (0.05)      (0.03)      (0.01)       (0.01)       (0.02)
                                                                 ---------    --------    --------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ......................            $   1.00     $  1.00     $  1.00     $   1.00     $   1.00
                                                                 ========     =======     =======     ========     ========
TOTAL RETURN ........................................                4.99%       3.06%       1.20%        0.97%        1.67%
                                                                 =========    ========    ========    =========    =========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........            $504,403     $36,421     $34,146     $159,092     $474,922
  Ratios to average net assets (annualized):(A)
  Expenses, net of waivers ..........................                0.19%       0.28%       0.24%        0.27%        0.24%
  Expenses before waivers............................                0.23%       0.28%       0.24%        0.27%        0.24%
  Net investment income, net of waivers .............                5.06%       3.07%       1.05%        1.00%        1.68%
  Net investment income (loss), before waivers ......                5.02%       3.07%       1.05%        1.00%        1.68%

----------

A The per share amounts and ratios reflect income and expenses assuming inclusion of each Fund's proportionate share of income and expenses of the American Beacon Master Money Market Portfolio.

B    Amount is less than $.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                 PLANAHEAD CLASS
                                                          -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                          -----------------------------------------------------------
                                                            2006         2005        2004         2003         2002
                                                          --------     --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $   1.00     $   1.00    $   1.00     $   1.00     $   1.00
                                                          --------     --------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(A) ............................       0.05         0.03        0.01         0.01         0.01
  Net realized gain on investments ....................         --(B)        --(B)       --(B)        --(B)        --(B)
                                                          --------     --------    --------     --------     --------
Total income from investment operations ...............       0.05         0.03        0.01         0.01         0.01
                                                          --------     --------    --------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ................      (0.05)       (0.03)      (0.01)       (0.01)       (0.01)
  Distributions from net realized gains on securities .         --(B)        --(B)       --(B)        --(B)        --(B)
                                                          --------     --------    --------     --------     --------
Total distributions ...................................      (0.05)       (0.03)      (0.01)       (0.01)       (0.01)
                                                          --------     --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD ........................   $   1.00     $   1.00    $   1.00     $   1.00     $   1.00
                                                          ========     ========    ========     ========     ========
TOTAL RETURN ..........................................       4.69%        2.82%       0.93%        0.70%        1.37%
                                                          ========     ========    ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ............   $170,518     $236,903    $132,438     $126,972     $155,535
  Ratios to average net assets (annualized):(A)
  Expenses, net of waivers ............................       0.49%        0.51%       0.51%        0.54%        0.54%
  Expenses before waivers .............................       0.49%        0.51%       0.51%        0.54%        0.54%
  Net investment income, net of waivers ...............       4.59%        2.83%       0.94%        0.71%        1.36%
  Net investment income (loss), before waivers ........       4.59%        2.83%       0.94%        0.71%        1.36%




                                                                                PLATINUM CLASS
                                                           --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                           --------------------------------------------------------
                                                             2006        2005       2004        2003         2002
                                                           -------     -------     -------     -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                                           -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(A) ............................       0.04        0.02          --(B)       --(B)      0.01
  Net realized gain on investments ....................         --(B)       --(B)       --(B)       --(B)        --(B)
                                                           -------     -------     -------     -------     --------
Total income from investment operations ...............       0.04        0.02          --(B)       --(B)      0.01
                                                           -------     -------     -------     -------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ................      (0.04)      (0.02)         --(B)       --(B)     (0.01)
  Distributions from net realized gains on securities .         --(B)       --(B)       --(B)       --(B)        --(B)
                                                           -------     -------     -------     -------     --------
Total distributions ...................................      (0.04)      (0.02)         --(B)       --(B)     (0.01)
                                                           -------     -------     -------     -------     --------
NET ASSET VALUE, END OF PERIOD ........................    $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                                           =======     =======     =======     =======     ========
TOTAL RETURN ..........................................       4.17%       2.33%       0.46%       0.25%        0.98%
                                                           =======     =======     =======     =======     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ............    $33,656     $40,488     $44,958     $48,920     $913,240
  Ratios to average net assets (annualized):(A)
  Expenses, net of waivers ............................       0.99%       0.99%       0.99%       0.96%        0.93%
  Expenses before waivers .............................       1.04%       1.06%       1.06%       1.09%        0.94%
  Net investment income, net of waivers ...............       4.08%       2.27%       0.43%       0.38%        0.97%
  Net investment income (loss), before waivers ........       4.03%       2.20%       0.36%       0.25%        0.96%


----------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of each Fund's proportionate share of income and expenses of the American Beacon Master Money Market Portfolio.
(B)  Amount is less than $.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             CASH MANAGEMENT CLASS
                                                           -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31
                                                           -----------------------------------------------------
                                                            2006       2005        2004        2003        2002
                                                           ------    -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $ 1.00    $  1.00     $  1.00     $  1.00     $  1.00
                                                           ------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ..........................       0.05       0.03        0.01        0.01        0.02
   Net realized gain on investments ..................         --(B)      --(B)       --(B)       --(B)       --(B)
                                                           ------    -------     -------     -------     -------
Total income from investment operations ..............       0.05       0.03        0.01        0.01        0.02
                                                           ------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ..............      (0.05)     (0.03)      (0.01)      (0.01)      (0.02)
   Distributions from net realized gains on securities         --(B)      --(B)       --(B)       --(B)       --(B)
                                                           ------    -------     -------     -------     -------
Total distributions ..................................      (0.05)     (0.03)      (0.01)      (0.01)      (0.02)
                                                           ------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......................     $ 1.00    $  1.00     $  1.00     $  1.00     $  1.00
                                                           ======    =======     =======     =======     =======
TOTAL RETURN .........................................       4.97%      3.12%       1.22%       1.04%       1.67%
                                                           ======    =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........     $3,568    $22,518     $28,591     $22,060     $38,310
   Ratios to average net assets (annualized):(A)
   Expenses, net of waivers ..........................       0.19%      0.19%       0.19%       0.19%       0.19%
   Expenses before waivers ...........................       0.64%      0.38%       0.29%       0.37%       0.23%
   Net investment income, net of waivers .............       4.60%      2.99%       1.21%       1.04%       1.69%
   Net investment income (loss), before waivers ......       4.16%      2.80%       1.11%       0.86%       1.65%




                                                                              PLANAHEAD CLASS
                                                           -----------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
                                                           -----------------------------------------------------
                                                            2006       2005       2004        2003        2002
                                                           ------     ------     ------     -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $1 .00     $ 1.00     $ 1.00     $  1.00     $   1.00
                                                           ------     ------     ------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) ..........................       0.04       0.03         --(B)     0.01(B)      0.01
   Net realized gain on investments ..................         --(B)      --(B)      --(B)       --(B)        --(B)
                                                           ------     ------     ------     -------     --------
Total income from investment operations ..............       0.04       0.03         --        0.01         0.01
                                                           ------     ------     ------     -------     --------
LESS DISTRIBUTIONS:
   Dividends from net investment income ..............      (0.04)     (0.03)        --(B)    (0.01)       (0.01)
   Distributions from net realized gains on securities         --(B)      --(B)      --(B)       --(B)        --(B)
                                                           ------     ------     ------     -------     --------
Total distributions ..................................      (0.04)     (0.03)        --       (0.01)       (0.01)
                                                           ------     ------     ------     -------     --------
NET ASSET VALUE, END OF PERIOD .......................     $1 .00     $ 1.00     $ 1.00     $  1.00     $   1.00
                                                           ======     ======     ======     =======     ========
TOTAL RETURN .........................................       4.51%      2.71%      0.85%       0.61%        1.30%
                                                           ======     ======     ======     =======     ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........     $2,058     $1,933     $5,370     $26,785     $175,115
   Ratios to average net assets (annualized):(A)
   Expenses, net of waivers ..........................       0.63%      0.58%      0.56%       0.58%        0.55%
   Expenses before waivers ...........................       1.02%      0.61%      0.57%       0.62%        0.55%
   Net investment income, net of waivers .............       4.39%      2.47%      0.68%       0.72%        1.25%
   Net investment income (loss), before waivers ......       4.00%      2.44%      0.67%       0.68%        1.25%

----------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of each Fund's proportionate share of income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

(B)  Amount is less than $.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                            PLATINUM CLASS
                                                        ------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                        ------------------------------------------------------
                                                         2006       2005       2004       2003          2002
                                                        ------     ------     ------     ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $ 1.00     $ 1.00     $ 1.00     $ 1.00       $   1.00
                                                        ------     ------     ------     ------       --------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income(A) ........................       0.04       0.02         --         --
  Net realized gain on investments ................         --(B)      --(B)      --(B)      --(B)          --(B)
                                                        ------     ------     ------     ------       --------
Total income from investment operations ...........       0.04       0.02         --         --           0.01
                                                        ------     ------     ------     ------       --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ............      (0.04)     (0.02)                   --          (0.01)
  Distributions from net realized gains on
     securities ...................................         --(B)      --(B)      --(B)      --(B)          --(B)
                                                        ------     ------     ------     ------       --------
Total distributions ...............................      (0.04)     (0.02)        --         --          (0.01)
                                                        ------     ------     ------     ------       --------
NET ASSET VALUE, END OF PERIOD ....................     $ 1.00     $ 1.00     $ 1.00     $ 1.00       $  1 .00
                                                        ======     ======     ======     ======       ========
TOTAL RETURN ......................................       4.14%      2.30%      0.42%      0.24%          0.90%
                                                        ======     ======     ======     ======       ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ........     $4,012     $3,915     $6,615     $6,752       $119,833
  Ratios to average net assets (annualized):(A)
  Expenses, net of waivers ........................       0.99%      0.99%      0.98%      1.00%          0.95%
  Expenses before waivers .........................       1.55%      1.25%      1.15%      1.20%          0.98%
  Net investment income, net of waivers ...........       4.03%      2.19%      0.40%      0.31%          0.88%
  Net investment income (loss), before waivers ....       3.48%      1.93%      0.23%      0.11%          0.85%


----------
A The per share amounts and ratios reflect income and expenses assuming inclusion of each Fund's proportionate share of income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

B    Amount is less than $.01 per share.

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    PLANAHEAD CLASS
                                                  ----------------------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------
                                                   2006     2005     2004       2003       2002
                                                  ------   ------   ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ........     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $ 1.00
                                                  ------   ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income(A) ..................       0.02     0.02       --(B)      --(B)    0.01
  Dividends from net investment income ......      (0.02)   (0.02)      --(B)      --(B)   (0.01)
                                                  ------   ------   ------     ------     ------
NET ASSET VALUE, END OF PERIOD ..............     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $ 1.00
                                                  ======   ======   ======     ======     ======
TOTAL RETURN ................................       2.50%    1.49%    0.31%      0.32%      0.93%
                                                  ======   ======   ======     ======     ======
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....     $1,591   $1,647   $1,706     $3,072     $7,346
  Ratios to average net assets
    (annualized):(A)
    Expenses, net of waivers ................       0.99%    0.98%    0.94%      0.81%      0.57%
    Expenses before waivers .................       1.70%    1.22%    1.04%      0.93%      0.57%
    Net investment income, net of waivers ...       2.49%    1.52%    0.24%      0.36%      0.94%
    Net investment income, before waivers ...       1.78%    1.28%    0.14%      0.24%      0.94%




                                                                   PLATINUM CLASS
                                                  -----------------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                                  -----------------------------------------------
                                                   2006     2005     2004       2003       2002
                                                  ------   ------   ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ........     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $  1.00
                                                  ------   ------   ------     ------     -------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income(A) ..................       0.02     0.02       --(B)      --(B)      --(B)
  Dividends from net investment income ......      (0.02)   (0.02)      --(B)      --(B)      --(B)
                                                  ------   ------   ------     ------     -------
NET ASSET VALUE, END OF PERIOD ..............     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $  1.00
                                                  ======   ======   ======     ======     =======
TOTAL RETURN ................................       2.50%    1.49%    0.31%      0.20%       0.51%
                                                  ======   ======   ======     ======     =======
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..     $3,457   $2,766   $3,472     $3,271     $71,132
  Ratios to average net assets
    (annualized):(A)
    Expenses, net of waivers ................       0.99%    0.99%    0.97%      1.01%       0.99%
    Expenses before waivers .................       1.95%    1.55%    1.58%      1.35%       1.01%
    Net investment income, net of waivers ...       2.51%    1.51%    0.29%      0.21%       0.52%
    Net investment income, before waivers ...       1.55%    0.95%   (0.32)%    (0.13)%      0.50%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Municipal Money Market Portfolio.
(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MASTER TRUST
Report of Independent Registered Public Accounting Firm


The Board of Trustees and Shareholders of
American Beacon Master Trust


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Master Trust, comprised of the American Beacon Money Market Portfolio, the American Beacon U.S. Government Money Market Portfolio, and the American Beacon Municipal Money Market Portfolio, (collectively, the "Portfolios") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                     /s/ ERNST & YOUNG LLP


Dallas, TX
February 27, 2007

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT            VALUE
                                                                                     ------------     ------------
                                                                                           (DOLLARS IN THOUSANDS)
FUNDING AGREEMENTS - 1.18%
  Metropolitan Life Insurance Co., 5.419%, Due 11/21/2007++ ....................     $    150,000     $    150,000
                                                                                                      ------------
MEDIUM-TERM NOTES - 38.59%
  Abbey National Treasury Services, PLC, 5.374%, Due 6/29/2007++ ...............          491,615          491,737
  American Honda Finance Corp.,
     5.514%, Due 1/16/2007++# ..................................................           25,000           25,002
     5.34%, Due 1/26/2007++# ...................................................           50,000           50,000
     5.505%, Due 2/20/2007++# ..................................................           10,000           10,002
     5.328%, Due 7/10/2007++# ..................................................           33,040           33,042
     5.404%, Due 7/23/2007++# ..................................................           10,000           10,005
     5.39%, Due 8/23/2007++# ...................................................           20,000           20,007
     5.48%, Due 8/23/2007++# ...................................................            5,500            5,505
     5.385%, Due 9/19/2007++# ..................................................           10,000           10,004
     5.484%, Due 10/22/2007++# .................................................           10,000           10,011
  ASIF Global Financing,
     5.37%, Due 2/23/2007++# ...................................................          238,250          238,251
     5.41%, Due 5/3/2007++# ....................................................          107,200          107,234
  Citigroup Global Markets Holdings, Inc., 5.431%, Due 3/16/2007++ .............          149,300          149,330
  Citigroup, Inc.,
     5.43%, Due 6/4/2007++ .....................................................          208,830          208,901
     5.431%, Due 11/1/2007++ ...................................................          103,500          103,594
  Credit Suisse USA, Inc.,
     5.874%, Due 2/15/2007++ ...................................................           32,604           32,624
     6.063%, Due 3/28/2007++ ...................................................           10,000           10,018
     5.47%, Due 4/5/2007++ .....................................................          215,443          215,503
  General Electric Capital Corp.,
     5.443%, Due 3/9/2007++ ....................................................           37,500           37,509
     5.425%, Due 6/22/2007++ ...................................................          225,904          226,009
     5.475%, Due 10/17/2007++ ..................................................          180,000          180,000
     5.43%, Due 1/3/2008++ .....................................................           67,000           67,068
  Goldman Sachs Group, Inc.,
     5.464%, Due 3/30/2007++ ...................................................           64,000           64,019
     5.476%, Due 5/11/2007++ ...................................................           70,820           70,846
     5.497%, Due 7/2/2007++ ....................................................           64,350           64,399
  HBOS Treasury Services PLC, 5.452%, Due 1/12/2007++# .........................           20,000           20,001
  HSBC Finance Corp.,
     5.525%, Due 2/9/2007++ ....................................................           20,715           20,720
     5.41%, Due 2/28/2007++ ....................................................           23,500           23,502
     5.414%, Due 5/10/2007++ ...................................................           39,000           39,009
     5.53%, Due 7/27/2007++ ....................................................           86,525           86,615
     5.41%, Due 10/4/2007++ ....................................................          115,000          115,064
  MBNA Europe Funding PLC, 5.45%, Due 9/7/2007++# ..............................          140,525          140,643
  Merrill Lynch & Co, Inc.,
     5.48%, Due 8/27/2007++ ....................................................           45,000           45,040


                             See accompanying notes
                                       26

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT           VALUE
                                                                                     ------------     ------------
                                                                                        (DOLLARS IN THOUSANDS)
     5.499%, Due 10/19/2007++ ..................................................     $     83,000     $     83,098
  Merrill Lynch & Co., Inc.,
     5.335%, Due 5/29/2007++ ...................................................           52,000           51,996
     5.40%, Due 8/24/2007++ ....................................................           39,830           39,845
  Morgan Stanley,
     5.512%, Due 1/12/2007++ ...................................................           21,700           21,701
     5.505%, Due 7/27/2007++ ...................................................           58,595           58,653
  Royal Bank of Scotland PLC,
     5.364%, Due 3/30/2007++# ..................................................          278,000          278,017
     5.34%, Due 1/18/2008++# ...................................................          150,000          150,000
  Toyota Motor Credit Corp.,
     5.335%, Due 3/22/2007++ ...................................................           30,000           30,002
     5.33%, Due 6/28/2007++ ....................................................          100,000          100,011
     5.344%, Due 8/10/2007++ ...................................................           60,000           60,012
     5.33%, Due 9/14/2007++ ....................................................           95,000           95,016
  Wachovia Corp.,
     5.428%, Due 2/6/2007++ ....................................................          153,925          153,938
     5.454%, Due 7/20/2007++ ...................................................          179,152          179,266
  Wells Fargo & Co.,
     5.426%, Due 3/23/2007++ ...................................................          273,500          273,560
     5.423%, Due 9/28/2007++ ...................................................          254,641          254,841
     5.36%, Due 1/15/2008++# ...................................................          150,000          150,000
                                                                                                      ------------
  TOTAL MEDIUM-TERM NOTES ......................................................                         4,911,170
                                                                                                      ------------
PROMISSORY NOTES - 2.36%
  Goldman Sachs Group, Inc., 5.435%, Due 2/9/2007++# ...........................          300,000          300,000
                                                                                                      ------------

CERTIFICATES OF DEPOSIT AND BANK NOTES - 35.58%
  Abbey National Treasury Services, PLC, 5.464%, Due 1/16/2007++ ...............           54,000           54,004
  ABN Amro Bank NV, 5.436%, Due 5/11/2007++ ....................................           23,170           23,177
  Allied Irish Banks PLC, 5.318%, Due 5/3/2007++ ...............................           50,000           49,993
  Bank of Nova Scotia,
     5.305%, Due 6/20/2007++ ...................................................          200,000          199,979
     5.356%, Due 10/31/2007++ ..................................................           64,860           64,868
  BB&T Corp.,
     5.323%, Due 1/24/2007++ ...................................................          150,000          150,000
     5.44%, Due 6/4/2007++ .....................................................           91,380           91,421
     5.324%, Due 8/10/2007++ ...................................................           50,000           49,997
  BNP Paribas,
     5.305%, Due 6/20/2007++ ...................................................          450,000          449,959
     5.31%, Due 10/3/2007++ ....................................................          100,000           99,982
  Branch Banking & Trust Co., 5.37%, Due 11/16/2007++ ..........................          100,000          100,038
  Canadian Imperial Bank of Commerce, 5.432%, Due 4/2/2007++ ...................           39,000           39,010
  Caylon,
     5.344%, Due 8/10/2007++ ...................................................          342,000          341,993
     5.30%, Due 9/13/2007++ ....................................................          185,700          185,666


                             See accompanying notes
                                       27

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT           VALUE
                                                                                     ------------     ------------
                                                                                             (DOLLARS IN THOUSANDS)
     5.31%, Due 10/3/2007++ ....................................................     $     67,500     $     67,490
  Credit Suisse USA, Inc.,
     5.336%, Due 6/12/2007++ ...................................................          150,000          150,000
     5.356%, Due 8/13/2007++ ...................................................          125,000          125,003
  HSBC Bank USA, 5.435%, Due 9/21/2007++ .......................................          203,550          203,709
  JP Morgan Chase Bank, NA, 5.422%, Due 1/12/2007++ ............................           63,000           63,001
  M&I Marshall & Ilsley Bank, 5.356%, Due 8/1/2007++ ...........................           50,000           50,000
  National City Bank,
     5.40%, Due 6/4/2007++ .....................................................           38,000           38,009
     5.32%, Due 10/4/2007++ ....................................................          135,000          134,984
  Natixis S.A., 5.35%, Due 6/20/2007++ .........................................           25,000           25,002
  Royal Bank of Canada, 5.392%, Due 1/12/2007++ ................................           10,000           10,000
  SouthTrust Bank,
     5.425%, Due 3/19/2007++ ...................................................           46,000           46,009
     5.42%, Due 6/14/2007++ ....................................................           16,170           16,177
  State Street Bank & Trust Co., 5.343%, Due 1/16/2007++ .......................           59,500           59,500
  SunTrust Banks, Inc., 5.433%, Due 5/17/2007++ ................................          167,000          167,047
  US Bank, NA,
     5.337%, Due 1/25/2007++ ...................................................          233,000          233,001
     5.361%, Due 3/16/2007++ ...................................................           50,000           50,004
     5.383%, Due 9/10/2007++ ...................................................          250,000          250,130
     5.402%, Due 10/1/2007++ ...................................................          110,750          110,808
  Wachovia Bank, NA, 5.324%, Due 3/30/2007++ ...................................          200,000          199,999
  Wachovia Corp., 5.353%, Due 9/28/2007++ ......................................           50,000           50,010
  World Savings Bank FSB,
     5.429%, Due 6/1/2007++ ....................................................          178,460          178,517
     5.374%, Due 10/19/2007++ ..................................................          400,000          400,133
                                                                                                      ------------
  TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES .................................                         4,528,620
                                                                                                      ------------
COMMERCIAL PAPER - 10.22%
  Citigroup Funding, Inc., 5.26%, Due 2/7/2007 .................................          150,000          149,189
  FCAR Owner Trust, Series I, 5.27%, Due 3/15/2007 .............................          100,000           98,931
  Fountain Square Commercial Funding,
     5.25%, Due 2/1/2007# ......................................................           32,377           32,230
     5.24%, Due 4/19/2007# .....................................................           51,485           50,676
  Long Lane Master Trust IV,
     5.30%, Due 2/26/2007# .....................................................          158,000          156,697
     5.27%, Due 3/8/2007# ......................................................          118,704          117,557
  Park Avenue Receivables Co. LLC, 5.26%, Due 2/12/2007 ........................           83,000           82,491
  Scaldis Capital LLC, 5.30%, Due 1/25/2007# ...................................           55,262           55,067
  Sheffield Receivables Corp., 5.24%, Due 3/28/2007# ...........................           30,000           29,624
  Stanfield Victoria,
     5.27%, Due 1/30/2007# .....................................................           30,000           29,873
     5.26%, Due 3/12/2007# .....................................................           45,000           44,540
  Three Rivers Funding Corp.,
     5.34%, Due 1/4/2007# ......................................................           75,929           75,895


                             See accompanying notes

AMERICAN BEACON MASTER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT           VALUE
                                                                                     ------------     ------------
                                                                                         (DOLLARS IN THOUSANDS)
     5.33%, Due 1/16/2007# .....................................................     $     42,224     $     42,130
  Yorktown Capital LLC,
     5.305%, Due 2/1/2007 ......................................................          240,000          238,904
     5.285%, Due 2/15/2007 .....................................................           98,273           97,624
                                                                                                      ------------
  TOTAL COMMERCIAL PAPER .......................................................                         1,301,428
                                                                                                      ------------
TIME DEPOSITS - 9.11%
  Deutsche Bank AG, 5.25%, Due 1/2/2007 ........................................          110,000          110,000
  ING Bank, NV, 5.26%, Due 1/2/2007 ............................................          425,000          425,000
  Societe Generale, 5.313%, Due 1/2/2007 .......................................          625,000          625,000
                                                                                                      ------------
  TOTAL TIME DEPOSITS ..........................................................                         1,160,000
                                                                                                      ------------

REPURCHASE AGREEMENTS - 2.52%
  Barclays Capital, Inc., 5.31%, Due 1/2/2007 (Collateral held at Bank of
     New York, FHLMC 4.478% - 5.632%, Due 10/1/2024 - 3/1/2036; and
     FNMA 3.517% - 7.376%, Due 1/1/2028 - 11/1/2036, Total Value $76,169) ......           75,000           75,000
  Goldman Sachs, 5.34%, Due 1/2/2007 (Collateral held at Bank of New York,
     FNMA 5.0% - 6.5%, Due 3/1/2019 - 12/1/2036, Total Value $250,069) .........          246,267          246,267
                                                                                                      ------------
  TOTAL REPURCHASE AGREEMENTS ..................................................                           321,267
                                                                                                      ------------
TOTAL INVESTMENTS - 99.56% (COST $12,672,485) ..................................                      $ 12,672,485
OTHER ASSETS, NET OF LIABILITIES - 0.44% .......................................                            55,684
                                                                                                      ------------
TOTAL NET ASSETS - 100.00% .....................................................                      $ 12,728,169
                                                                                                      ============


     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,192,013 or 17.22% of net assets. The Fund has no right to demand registration of these securities.


                             See accompanying notes

AMERICAN BEACON MASTER U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                                       PAR
                                                                                                      AMOUNT           VALUE
                                                                                                   ------------     ------------
                                                                                                       (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 5.14%
FEDERAL HOME LOAN BANK - 3.19%
     5.23%, Due 4/4/2007 ++ ..................................................................     $     10,000     $      9,999
     3.875%, Due 6/8/2007 ....................................................................            5,000            4,970
     5.21%, Due 6/8/2007 ++ ..................................................................            3,000            2,999
                                                                                                                    ------------
                                                                                                                          17,968
                                                                                                                    ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.63%
     5.18%, Due 1/2/2007 # ...................................................................            9,210            9,209
                                                                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.32%
     5.11%, Due 5/31/2007 # ..................................................................              566              554
     5.105%, Due 6/1/2007 # ..................................................................            1,250            1,223
                                                                                                                    ------------
                                                                                                                           1,777
                                                                                                                    ------------
  TOTAL U.S. AGENCY OBLIGATIONS                                                                                           28,954
                                                                                                                    ------------

REPURCHASE AGREEMENTS - 94.81%
  Banc of America Securities, LLC, 5.313%, Due 1/2/2007 (Collateral held at Bank of New York,
     FHLMC 5.0%, Due 5/1/2035, Total Value - $152,386) .......................................          150,000          150,000
  Barclays Capital, Inc., 5.31%, Due 1/2/2007 (Collateral held at Bank of
     New York, FHLMC 4.442% - 7.329%, Due 1/1/2028 - 12/1/2036; and
     FNMA 5.0% - 6.995%, Due 1/1/2028 - 11/1/2036, Total Value - $203,219) ...................          200,000          200,000
  Goldman Sachs, 5.34%, Due 1/2/2007 (Collateral held at Bank of New York,
     FNMA 5.0%, Due 2/1/2036, Total Value - $187,072) ........................................          184,142          184,143
                                                                                                                    ------------
  TOTAL REPURCHASE AGREEMENTS                                                                                            534,143
                                                                                                                    ------------
TOTAL INVESTMENTS - 99.95% (COST $563,097)                                                                          $    563,097
OTHER ASSETS, NET OF LIABILITIES - 0.05%                                                                                     299
                                                                                                                    ------------
TOTAL NET ASSETS - 100.00%                                                                                          $    563,396
                                                                                                                    ============

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

#    Rates represent discount rate.


                             See accompanying notes

AMERICAN BEACON MASTER MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT           VALUE
                                                                                     ------------     ------------
                                                                                        (DOLLARS IN THOUSANDS)
ALABAMA - 6.22%
  Infirmary Health System Special Care Facilities Financial Authority of Mobile
     Revenue Bonds, Series 2006A, 3.91%, Due 2/1/2040, LOC Bank of Nova Scotia .     $      1,000     $      1,000
  Mobile Industrial Development Board, Series 1999A (Holnam, Inc. Project),
     Variable Rate Demand Dock and Wharf Revenue Refunding Bonds, 3.89%,
     Due 6/1/2032, LOC Bayerische Landesbank ...................................            1,000            1,000
                                                                                                      ------------
  TOTAL ALABAMA                                                                                              2,000
                                                                                                      ------------
COLORADO - 7.08%
  Colorado Educational and Cultural Facilities Variable Rate Demand Revenue
     Bonds, Series A7, (National Jewish Federation Bond Program), 4.00%,
     Due 7/1/2029, LOC Bank of America, NA .....................................              975              975
  University of Colorado Hospital System Revenue Bonds, Series 2004B, 3.90%,
     Due 11/15/2035, LOC Citibank, NA ..........................................            1,300            1,300
                                                                                                      ------------
  TOTAL COLORADO                                                                                             2,275
                                                                                                      ------------
FLORIDA - 16.59%
  Alachua County, Florida Housing Financial Authority, Multi-family Housing
     Revenue Bonds, Series 2001, (University Cove Apartment Project), 3.95%,
     Due 6/15/2034, LOC Federal National Mortgage Association ..................            1,830            1,830
  Florida Gulf Coast University Financing Corp. Revenue Bonds, Series 2003,
     4.03%, Due 12/1/2033, LOC Wachovia Bank, NA ...............................            1,000            1,000
  Orange County Health Facilities Authority, Variable Rate Demand Revenue Bonds,
     Series 1992, (Adventist Health System/Sunbelt, Inc.), 3.98%, Due
     11/15/2014, LOC Suntrust Bank .........................................                  900              900
  University Athletic Association, Inc. Revenue Bonds, Series 2001 Bonds, 4.00%,
     Due 10/1/2031, LOC Suntrust Bank ..........................................            1,605            1,605
                                                                                                      ------------
  TOTAL FLORIDA                                                                                              5,335
                                                                                                      ------------
ILLINOIS - 4.98%
  Illinois Finance Authority Variable Rate Revenue Bonds, Series 2005B, 4.05%,
     Due 5/15/2035, LOC JP Morgan Chase ........................................            1,600            1,600
                                                                                                      ------------
INDIANA - 3.11%
  Fort Wayne, Indiana Industrial Economic Development Revenue Bonds,
     Series 1989, (ND-Tech Corporation Project), 4.02%, Due 7/1/2009,
     LOC Comerica Bank .........................................................            1,000            1,000
                                                                                                      ------------
KENTUCKY - 6.95%
  Breckinridge County, Kentucky Lease Program Revenue Bonds, Series A, 4.00%,
     Due 2/1/2032, LOC US Bank, NA .............................................            1,136            1,136
  Carroll County, Kentucky Solid Waste Disposal Revenue Bonds, Series 2001,
     (North American Stainless, L.P.), 3.99%, Due 5/1/2031,
     LOC Fifth Third Bank ......................................................            1,100            1,100
                                                                                                      ------------
  TOTAL KENTUCKY                                                                                             2,236
                                                                                                      ------------
MARYLAND - 5.22%
  Montgomery County, Maryland Variable Rate Housing Revenue Bonds, Series 1997,
     Issue I (The Grand), 3.94%, Due 6/1/2030, LOC Federal National
     Mortgage Association ......................................................            1,680            1,680
                                                                                                      ------------
MICHIGAN - 5.52%
  Michigan State Housing Development Authority, Series 2000 (River Place
     Plaza Apartments), Variable Rate Limited Obligation Multi-family Housing
     Revenue Refunding Bonds, 3.95%, Due 6/1/2018, LOC Bank of New York ........            1,775            1,775
                                                                                                      ------------
NEVADA - 3.11%
  Nevada Housing Divison-Variable Rate Demand Multi-Unit Housing Revenue Bonds,
     Series 2004, (Sundance Village Apartments), 3.95%, Due 10/1/2035,
     LOC Citibank, NA ..........................................................            1,000            1,000
                                                                                                      ------------


                             See accompanying notes

AMERICAN BEACON MASTER MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006


                                                                                         PAR
                                                                                        AMOUNT           VALUE
                                                                                     ------------     ------------
                                                                                         (DOLLARS IN THOUSANDS)
NEW YORK - 10.51%
  Dutchess County Industrial Development Agency Variable Rate Demand Civic
     Facility Revenue Bonds, Series 2002, 3.88%, Due 10/1/2032,
     LOC Allied Irish Bank, PLC ................................................     $        980     $        980
  New York City Housing Development Corporation, Multi-Family Mortgage
     Revenue Bonds, Series 2002A, (First Avenue Development), 3.93%,
     Due 10/15/2035, LOC Federal National Mortgage Association .................              800              800
  New York State Housing Finance Agency, 66 West 38th Street Housing Revenue
     Bonds, Series 2000A, 3.91%, Due 5/15/2033, LOC Federal National Mortgage
     Association ...............................................................            1,600            1,600
                                                                                                      ------------
  TOTAL NEW YORK                                                                                             3,380
                                                                                                      ------------
OHIO - 5.29%
  Ohio Water Development Authority, Environmental Improvement Revenue Bonds,
     Series 2000B, (Waste Management, Incorporated Project), 4.05%,
     Due 7/1/2020, LOC Fleet National Bank .....................................            1,700            1,700
                                                                                                      ------------
PENNSYLVANIA - 7.15%
  Delaware County, Pennsylvania Pollution Control, Series 1999A, 4.00%,
     Due 4/1/2021, LOC Wachovia Bank, NA .......................................              800              800
  Indiana County Industrial Development Authority Refunding Bonds, Series 2003A
     (Exelon Generation), 4.07%, Due 6/1/2027, LOC BNP Paribas .................            1,500            1,500
                                                                                                      ------------
  TOTAL PENNSYLVANIA                                                                                         2,300
                                                                                                      ------------
TEXAS - 3.73%
  City of Midlothian, Texas Industrial Development Corporation, Environmental
     Facilities Revenue Bonds, Series 1999, (Holnam Texas Limited Partnership
     Project), 3.96%, Due 9/1/2031, LOC Bank One, NA ...........................            1,200            1,200
                                                                                                      ------------
UTAH - 3.58%
  Morgan County, Utah Solid Waste Disposal Revenue Bonds, Series 1996,
     (Holman, Inc. Project), 3.95%, Due 8/1/2031, LOC Wachovia Bank, NA ........            1,150            1,150
                                                                                                      ------------
WASHINGTON - 3.11%
  Washington State Housing Finance Commission Variable Rate Demand
     Non-Profit Revenue Bonds, Series 2005, (Seattle Art Museum Project),
     3.91%, Due 7/1/2033, LOC Allied Irish Bank, PLC ...........................            1,000            1,000
                                                                                                      ------------
WYOMING - 4.67%
  Sweetwater County, Wyoming Pollution Control Revenue Refunding Bonds,
     Series 1990A, (Pacificorp Project), 3.91%, Due 7/1/2015,
     LOC Barclays Bank, PLC ....................................................            1,500            1,500
                                                                                                      ------------


                                                                                        SHARES
                                                                                     ------------
SHORT TERM INVESTMENTS - 2.95%
  BlackRock Provident MuniCash Fund ............................................          106,013              106
  Federated Municipal Obligations Fund .........................................          843,108              843
                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS                                                                                 949
                                                                                                      ------------
TOTAL INVESTMENTS - 99.77% (COST $32,080)                                                             $     32,080
OTHER ASSETS, NET OF LIABILITIES - 0.23%                                                                        74
                                                                                                      ------------
TOTAL NET ASSETS - 100.00%                                                                            $     32,154
                                                                                                      ============

Percentages are stated as a percent of net assets.

For municipal obligations, rates associated with money market securities represent yield to maturity or yield to next reset date.


                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (IN THOUSANDS)


                                                                                   U.S. GOVERNMENT     MUNICIPAL MONEY
                                                                  MONEY MARKET      MONEY MARKET           MARKET
                                                                  ------------     ---------------     ---------------
ASSETS:
     Investment in securities at value (cost - $12,351,218,
     $28,954, and $32,080 respectively) .....................     $ 12,351,218     $        28,954     $        32,080
     Repurchase agreement (cost - $321,267, $534,143, and $0
     respectively) ...............................................     321,267             534,143                  --
     Dividends and interest receivable ......................           57,056                 389                  93
     Prepaid expenses .......................................                7                  --                  --
                                                                  ------------     ---------------     ---------------
          TOTAL ASSETS ......................................       12,729,548             563,486              32,173
                                                                  ------------     ---------------     ---------------
LIABILITIES:
     Management and investment advisory fees payable (Note 2)            1,140                  48                   4
     Other Liabilities ......................................              239                  42                  15
                                                                  ------------     ---------------     ---------------
          TOTAL LIABILITIES .................................            1,379                  90                  19
                                                                  ------------     ---------------     ---------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS ....     $ 12,728,169     $       563,396     $        32,154
                                                                  ============     ===============     ===============

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF OPERATIONS
DECEMBER 31, 2006 (IN THOUSANDS)



                                                                                   U.S. GOVERNMENT     MUNICIPAL MONEY
                                                                   MONEY MARKET      MONEY MARKET          MARKET
                                                                  ------------     ---------------     ---------------
INVESTMENT INCOME:
     Interest Income ........................................     $    542,409     $        17,620     $         1,102
                                                                  ------------     ---------------     ---------------
     TOTAL INVESTMENT INCOME ................................          542,409              17,620               1,102
                                                                  ------------     ---------------     ---------------
EXPENSES:
     Management and investment advisory fees (note 2)                   10,562                 346                  32
     Custodian fees .........................................              437                  14                   1
     Professional fees ......................................               86                  23                  21
     Other expenses .........................................              431                  40                   1
                                                                  ------------     ---------------     ---------------
TOTAL EXPENSES ..............................................           11,516                 423                  55
                                                                  ------------     ---------------     ---------------
NET INVESTMENT INCOME .......................................          530,893              17,197               1,047
                                                                  ------------     ---------------     ---------------
REALIZED GAIN ALLOCATED FROM PORTFOLIO
     Net realized gain on investments .......................               12                   1                  --
                                                                  ------------     ---------------     ---------------
NET GAIN ON INVESTMENTS .....................................               12                   1                  --
                                                                  ------------     ---------------     ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $    530,905     $        17,198     $         1,047
                                                                  ============     ===============     ===============

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                                                         U.S. GOVERNMENT MONEY
                                                MONEY MARKET                     MARKET                   MUNICIPAL MONEY MARKET
                                       -----------------------------  -----------------------------   -----------------------------
                                           YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                       -----------------------------  -----------------------------   -----------------------------
                                           2006            2005           2006            2005            2006            2005
                                       -------------   -------------  -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net Investment Income .............  $     530,893   $     218,128  $      17,197   $       7,700   $       1,047   $         837
  Net Realized Gain (Loss) on
  Investments .......................             12              18              1               6              --              --
                                       -------------   -------------  -------------   -------------   -------------   -------------
    TOTAL INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .......        530,905         218,146         17,198           7,706           1,047             837
                                       -------------   -------------  -------------   -------------   -------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
  Contributions .....................    131,682,048      98,275,830      3,002,185       1,782,252          39,850          56,703
  Withdrawals .......................   (126,270,825)    (97,144,356)    (2,695,546)     (1,799,917)        (39,239)        (62,338)
                                       -------------   -------------  -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS ............      5,411,223       1,161,474        306,639         (17,665)            611          (5,635)
                                       -------------   -------------  -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET
    ASSETS ..........................      5,942,128       1,379,620        323,837          (9,929)          1,658          (4,798)
                                       -------------   -------------  -------------   -------------   -------------   -------------
NET ASSETS:
  Beginning of period ...............      6,786,041       5,406,421        239,560         249,519          30,496          35,294
                                       -------------   -------------  -------------   -------------   -------------   -------------
  END OF PERIOD .....................  $  12,728,169   $   6,786,041  $     563,396   $     239,560   $      32,154   $      30,496
                                       =============   =============  =============   =============   =============   =============

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS

                                         MONEY MARKET
                              --------------------------------
                                  YEAR END DECEMBER 31, 2006
                              --------------------------------
                              2006   2005   2004   2003   2002
                              ----   ----   ----   ----   ----
Total return ...............  5.09%  3.25%  1.34%  1.13%  1.81%
Ratios to average net assets
(annualized):...............
     Expenses ..............  0.11%  0.11%  0.11%  0.11%  0.11%
     Net investment income .  5.03%  3.20%  1.30%  1.14%  1.81%

                                U.S. GOVERNMENT MONEY MARKET
                              --------------------------------
                                 YEAR END DECEMBER 31, 2006
                              --------------------------------
                              2006   2005   2004   2003   2002
                              ----   ----   ----   ----   ----
Total return ...............  5.04%  3.19%  1.30%  1.11%  1.74%
Ratios to average net assets
(annualized):...............
     Expenses ..............  0.12%  0.12%  0.11%  0.12%  0.12%
     Net investment income .  4.97%  3.15%  1.30%  1.13%  1.71%

                                    MUNICIPAL MONEY MARKET
                              --------------------------------
                                  YEAR END DECEMBER 31, 2006
                              --------------------------------
                              2006   2005   2004   2003   2002
                              ----   ----   ----   ----   ----
Total return ...............  3.34%  2.38%  1.18%  1.08%  1.39%
Ratios to average net assets
(annualized):...............
     Expenses ..............  0.17%  0.11%  0.11%  0.12%  0.12%
     Net investment income .  3.30%  2.35%  1.14%  1.05%  1.39%

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio, American Beacon Master U.S. Government Money Market Portfolio and American Beacon Master Municipal Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     American Beacon Advisors, Inc. (the "Manager") is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION

     Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

FEDERAL INCOME TAXES

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

REPURCHASE AGREEMENTS

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities and are valued at cost, which approximates market value. All collateral is held at the custodian bank. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Manager is evaluating the implications of FIN 48 and its potential impact on the financial statements. The Fund's net asset value per share will reflect FIN 48 adjustments no later than June 29, 2007, and any adjustments will be reflected in the Fund's semi-annual report to shareholders.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Funds' net assets or results of operations.

OTHER

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


INTERFUND LENDING PROGRAM

     Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the twelve months ended December 31, 2006, the Money Market Portfolio earned $2,108 under the credit facility. This amount is included in interest income on the financial statements.

AMERICAN BEACON FUNDS
TAX INFORMATION FOR THE TAX YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)


     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The distributions to shareholders during the tax year ended December 31, 2006 include short-term capital gains as follows:


Money Market Fund                           $ 703
U.S. Government Money Market Fund              20
Municipal Money Market Fund                    --


     We are required by Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of dividends paid by the Funds during its fiscal year ended December 31, 2006. For purposes of preparing your annual federal income tax returns, you should report the amounts reflected on you Form 1099-INT. Of the ordinary dividends paid, the percentage of income exempt from federal income taxes is as follows:


Money Market Fund                             0.0%
U.S. Government Money Market Fund             0.0%
Municipal Money Market Fund                 100.0%


     Of ordinary dividends paid to shareholders during the tax year ended December 31, 2006, the percentage of income derived from U.S. Treasury obligations is as follows:


Money Market Fund                             0.0%
U.S. Government Money Market Fund             0.0%
Municipal Money Market Fund                   0.0%

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS AND THE AMERICAN BEACON MASTER TRUST
(UNAUDITED)


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                                    POSITION, TERM OF
                                                    OFFICE AND LENGTH
                                                      OF TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                                  WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
----------------------------------------     ------------------------------     ----------------------------------------------------
INTERESTED TRUSTEES                                       TERM

                                                     Lifetime of Trust
                                                      until removal,
                                                      resignation or
                                                         retirement*

William F. Quinn** (58)                                Trustee and              Chairman and CEO (2006-Present) and President
                                                     President since            (1986-2006), American Beacon Advisors, Inc.;
                                                          1987                  Chairman (1989-2003) and Director (1979-1989,
                                                                                2003-Present), American Airlines Federal Credit
                                                                                Union; Director, Crescent Real Estate Equities,
                                                                                Inc.(1994-Present); Director, Pritchard, Hubble &
                                                                                Herr, LLC (investment advisor) (2001-2006);
                                                                                Director of Investment Committee, Southern
                                                                                Methodist University Endowment Fund
                                                                                (1996-Present); Member, Southern Methodist
                                                                                University Cox School of Business Advisory Board
                                                                                (1999-2002); Member, New York Stock Exchange
                                                                                Pension Manager Committee (1997-1998, 2000-2002,
                                                                                2006-Present); Chairman (2007-Present) and Vice
                                                                                Chairman (2004-2006), Committee for the Investment
                                                                                of Employee Benefits; Chairman, Committee for the
                                                                                Investment of Employee Benefits Defined Benefit
                                                                                Sub-Committee (2002-2004); Director, United Way of
                                                                                Metropolitan Tarrant County (1988-2000,
                                                                                2004-Present); Trustee, American Beacon Mileage
                                                                                Funds (1995-Present); Trustee, American Beacon
                                                                                Select Funds (1999-Present); Trustee, American
                                                                                Beacon Master Trust (1995-Present).

Alan D. Feld** (69)                                Trustee since 1996           Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
                                                                                (law firm) (1960-Present); Director, Clear Channel
                                                                                Communications (1984-Present); Trustee,
                                                                                CenterPoint Properties (1994-Present); Trustee,
                                                                                American Beacon Mileage Funds (1996-Present);
                                                                                Trustee, American Beacon Select Funds
                                                                                (1999-Present); Trustee, American Beacon Master
                                                                                Trust (1996-Present).

NON-INTERESTED TRUSTEES                                 TERM

                                                  Lifetime of Trust
                                                    until removal,
                                                    resignation or
                                                     retirement*

W. Humphrey Bogart                                Trustee since 2004            Consultant, New River Canada Ltd. (mutual fund
(62)                                                                            servicing company) (1998-2003); Board Member,
                                                                                Baylor University Medical Center Foundation
                                                                                (1992-2004); President and CEO, Allmerica Trust
                                                                                Company, NA (1996-1997); President and CEO,
                                                                                Fidelity Investments Southwest Company
                                                                                (1983-1995); Senior Vice President of Regional
                                                                                Centers, Fidelity Investments (1988-1995);
                                                                                Trustee, American Beacon Mileage Funds
                                                                                (2004-Present); Trustee, American Beacon Select
                                                                                Funds (2004-Present); Trustee, American Beacon
                                                                                Master Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS AND THE AMERICAN BEACON MASTER TRUST
(UNAUDITED)


                                                   POSITION, TERM OF
                                                   OFFICE AND LENGTH
                                                     OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                                WITH THE TRUST                           AND CURRENT DIRECTORSHIPS
----------------------------------------     ------------------------------     ----------------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (45)                              Trustee since 2004            Executive Vice President, Chief Financial Officer,
                                                                                Treasurer and Secretary, Kimbell Art Foundation
                                                                                (1993-Present); Trustee, Texas Christian
                                                                                University (1998-Present); Trustee, W.I. Cook
                                                                                Foundation, Inc. (d/b/a Cook Children's Health
                                                                                Foundation) (2001-Present); Director, Christian
                                                                                Church Foundation (1999-Present); Trustee,
                                                                                American Beacon Mileage Funds (2004-Present);
                                                                                Trustee, American Beacon Select Funds
                                                                                (2004-Present); Trustee, American Beacon Master
                                                                                Trust (2004-Present).

Richard A. Massman (63)                           Trustee since 2004            Senior Vice President and General Counsel, Hunt
                                                                                Consolidated, Inc. (holding company engaged in
                                                                                energy, real estate, farming, ranching and venture
                                                                                capital activities) (1994-Present); Trustee,
                                                                                American Beacon Mileage Funds (2004-Present);
                                                                                Trustee, American Beacon Select Funds
                                                                                (2004-Present); Trustee, American Beacon Master
                                                                                Trust (2004-Present).

Stephen D. O'Sullivan                             Trustee since 1987            Consultant (1994-Present); Trustee, American
(71)                                                                            Beacon Mileage Funds (1995-Present); Trustee,
                                                                                American Beacon Select Funds (1999-Present);
                                                                                Trustee, American Beacon Master Trust
                                                                                (1995-Present).

R. Gerald Turner (60)                             Trustee since 2001            President, Southern Methodist University
225 Perkins Admin. Bldg.                                                        (1995-Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                                                        Director, J.C. Penney Company, Inc.
Dallas, Texas 75275                                                             (1996-Present); Director, California Federal
                                                                                Preferred Capital Corp. (2001-2003); Director,
                                                                                Kronus Worldwide Inc. (chemical manufacturing)
                                                                                (2003-Present); Director, First Broadcasting
                                                                                Investment Partners, LLC (2003-Present); Member,
                                                                                United Way of Dallas Board of Directors; Member,
                                                                                Salvation Army of Dallas Board of Directors;
                                                                                Member, Methodist Hospital Advisory Board; Member,
                                                                                Knight Commission on Intercollegiate Athletics;
                                                                                Trustee, American Beacon Mileage Funds (2001-
                                                                                Present); Trustee, American Beacon Select Funds
                                                                                (2001-Present); Trustee, American Beacon Master
                                                                                Trust (2001-Present).

Kneeland Youngblood (50)                          Trustee since 1996            Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court                                Chairman since                private equity firm) (1998-Present); Director,
Suite 1740                                        2005                          Burger King Corporation (2004-Present); Trustee,
Dallas, Texas 75201                                                             City of Dallas, Texas Employee Retirement Fund
                                                                                (2004-Present); Trustee, The Hockaday School
                                                                                (1997-2005); Director, Starwood Hotels and Resorts
                                                                                (2001-Present); Member, Council on Foreign
                                                                                Relations (1995-Present); Director, Just For the
                                                                                Kids (1995-2001); Director, L&B Realty Advisors
                                                                                (1998-2000); Trustee, Teachers Retirement System
                                                                                of Texas (1993-1999); Director, Starwood Financial
                                                                                Trust (1998-2001); Trustee, St. Mark's School of
                                                                                Texas (2002-Present); Trustee, American Beacon
                                                                                Mileage Funds (1996-Present); Trustee, American
                                                                                Beacon Select Funds (1999-Present); Trustee,
                                                                                American Beacon Master Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS AND THE AMERICAN BEACON MASTER TRUST
(UNAUDITED)


                                                    POSITION, TERM OF
                                                    OFFICE AND LENGTH
                                                      OF TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                                 WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
----------------------------------------     ------------------------------     ----------------------------------------------------
OFFICERS
                                                           TERM

                                                         One Year

Rosemary K. Behan (47)                               VP, Secretary and          Vice President, Legal and Compliance, American
                                                         Chief Legal            Beacon Advisors, Inc. (2006-Present); Assistant
                                                     Officer since 2006         General Counsel, First Command Financial Planning,
                                                                                Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                                                and Branch Chief (2000-2002); Securities and
                                                                                Exchange Commission.

Brian E. Brett (46)                                     VP since 2004           Vice President, Director of Sales, American Beacon
                                                                                Advisors, Inc. (2004-Present); Regional Vice
                                                                                President, Neuberger Berman, LLC (investment
                                                                                advisor) (1996-2004).

Michael W. Fields (52)                                  VP since 1989           Vice President, Fixed Income Investments, American
                                                                                Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (40)                                 Treasurer since          Vice President, Finance, American Beacon
                                                            1995                Advisors, Inc. (1995-Present).

Christina E. Sears (35)                              Chief Compliance           Chief Compliance Officer, American Beacon
                                                    Officer since 2004          Advisors, Inc. (2004-Present); Senior Compliance
                                                         and Asst.              Analyst, American Beacon Advisors, Inc.
                                                     Secretary since            (1998-2004).
                                                           1999

------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors.

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS
To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:

       American-Beacon.Funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com

-------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:


    Cash Management Class          PlanAhead Class(R)           Cash Management Class          PlanAhead Class(R)
     Institutional Class           ------------------            Institutional Class           ------------------
     -------------------           Call (800) 388-3344           Platinum Class(SM)           American Beacon Funds
     Call (800) 658-5811                                         ------------------              P.O. Box 219643
     Platinum Class(SM)                                         American Beacon Funds      Kansas City, MO 64121-9643
     ------------------                                      4151 Amon Carter Blvd., MD
     Call (800) 967-9009                                                2450
                                                                Fort Worth, TX 76155

-------------------------------------------------------------------------------





 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES    AVAILABILITY OF PROXY VOTING POLICY AND
                                                                      RECORDS

In addition to the Schedule of Investments        A description of the policies and procedures
provided in each semi-annual and annual           that the Funds use to determine how to vote
report, each Fund files a complete schedule of    proxies relating to portfolio securities is
its portfolio holdings with the Securities and    available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of     Additional Information, which may be obtained
the first and third fiscal quarters. The          free of charge by calling 1-800-967-9009 or by
Funds' Forms N-Q are available on the SEC's       accessing the SEC's website at www.sec.gov.
website at www.sec.gov. The Forms N-Q may also    Each Fund's proxy voting record for the most
be reviewed and copied at the SEC's Public        recent year ended June 30 is filed annually
Reference Room, 450 Fifth Street, NW,             with the SEC on Form N-PX. The Funds' Forms N-
Washington, DC 20549. Information regarding       PX are available on the SEC's website at
the operation of the SEC's Public Reference       www.sec.gov. Each Fund's proxy voting record
Room may be obtained by calling 1-800-SEC-        may also be obtained by calling 1-800-967-
0330. A complete schedule of each Fund's          9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each fiscal quarter.



FUND SERVICE PROVIDERS:





  CUSTODIAN                   TRANSFER AGENT                INDEPENDENT REGISTERED  DISTRIBUTOR
  STATE STREET BANK AND       BOSTON FINANCIAL DATA         PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
  TRUST                       SERVICES                      ERNST & YOUNG LLP       Portland, Maine
  Boston, Massachusetts       Kansas City, Missouri         Dallas, Texas



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. Platinum Class, American Beacon Money Market Fund, American Beacon U.S. Government Money Market Fund, and American Beacon Municipal Money Market Fund are service marks of American Beacon Advisors, Inc.
                                                                        AR 02/06
                                                                         539335

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $212,628         10/31/2005
  $48,010          12/31/2005
  $265,722         10/31/2006 Revised
  $92,179          12/31/2006

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $26,460*                10/31/2005
 $0                      12/31/2005
 $23,154*                10/31/2006
 $0                      12/31/2006

* Attestation services related to Interfund Lending Program

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $28,847*       10/31/2005
 $10,695*       12/31/2005
 $0             10/31/2006
 $0             12/31/2006

* For review of 2003 and 2004 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2005
     $0               12/31/2005
     $0               10/31/2006
     $0               12/31/2006

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $55,307      $0                   N/A                       10/31/2005
  $10,695      $0                   N/A                       12/31/2005
  $23,154      $0                   N/A                       10/31/2006
  $0           $0                   N/A                       12/31/2006

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series Trust. A complete schedule of investments for each of these two series follows.

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Advertising Agencies            14,100  24/7 Real Media, Inc. (a)                                 $     127,605
- 0.5%                          10,835  Advo, Inc.                                                      353,221
                                25,400  aQuantive, Inc. (a)                                             626,364
                                14,600  Catalina Marketing Corp.                                        401,500
                                 9,500  inVentiv Health, Inc. (a)                                       335,825
                                 6,500  Marchex, Inc. Class B                                            86,970
                                14,200  Valassis Communications, Inc. (a)                               205,900
                                31,880  ValueClick, Inc. (a)                                            753,324
                                                                                                  -------------
                                                                                                      2,890,709
---------------------------------------------------------------------------------------------------------------
Aerospace - 0.5%                 4,600  Argon ST, Inc. (a)                                               99,084
                                15,268  Curtiss-Wright Corp.                                            566,137
                                 7,926  Heico Corp.                                                     307,767
                                 5,500  K&F Industries Holdings, Inc. (a)                               124,905
                                 5,400  Ladish Co., Inc. (a)                                            200,232
                                 3,200  MTC Technologies, Inc. (a)                                       75,360
                                11,613  Moog, Inc. Class A (a)                                          443,500
                                16,535  Orbital Sciences Corp. (a)                                      304,905
                                10,934  Teledyne Technologies, Inc. (a)                                 438,781
                                 2,200  TransDigm Group, Inc. (a)                                        58,322
                                 2,500  United Industrial Corp.                                         126,875
                                                                                                  -------------
                                                                                                      2,745,868
---------------------------------------------------------------------------------------------------------------
Agriculture, Fishing             1,200  Alico, Inc. (h)                                                  60,756
& Ranching - 0.1%                3,600  The Andersons, Inc.                                             152,604
                                10,628  Delta & Pine Land Co.                                           429,903
                                                                                                  -------------
                                                                                                        643,263
---------------------------------------------------------------------------------------------------------------
Air Transport - 0.7%            10,968  AAR Corp. (a)(h)                                                320,156
                                17,300  ABX Air, Inc. (a)                                               119,889
                                28,820  AirTran Holdings, Inc. (a)(e)                                   338,347
                                12,599  Alaska Air Group, Inc. (a)                                      497,660
                                 7,500  Atlas Air Worldwide Holdings, Inc. (a)                          333,750
                                 7,385  Bristow Group, Inc. (a)                                         266,525
                                 9,995  EGL, Inc. (a)                                                   297,651
                                13,000  ExpressJet Holdings, Inc. (a)                                   105,300
                                15,455  Frontier Airlines Holdings, Inc. (a)(e)                         114,367
                                55,000  JetBlue Airways Corp. (a)(e)                                    781,000
                                11,456  Mesa Air Group, Inc. (a)                                         98,178
                                 3,700  PHI, Inc. (a)                                                   121,101
                                 9,300  Republic Airways Holdings, Inc. (a)                             156,054
                                21,600  Skywest, Inc.                                                   551,016
                                                                                                  -------------
                                                                                                      4,100,994
---------------------------------------------------------------------------------------------------------------
Aluminum - 0.1%                  8,302  Century Aluminum Co. (a)                                        370,684
---------------------------------------------------------------------------------------------------------------
Auto Parts: After                6,843  Aftermarket Technology Corp. (a)                                145,619
Market - 0.1%                    5,550  Commercial Vehicle Group, Inc. (a)                              120,990
                                 6,200  Keystone Automotive Industries, Inc. (a)                        210,738
                                 8,399  Superior Industries International, Inc.                         161,849
                                                                                                  -------------
                                                                                                        639,196
---------------------------------------------------------------------------------------------------------------
Auto Parts: Original            16,400  American Axle & Manufacturing Holdings, Inc.                    311,436
Equipment - 0.4%                22,300  ArvinMeritor, Inc.                                              406,529

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 4,700  Fuel Systems Solutions, Inc. (a)                          $     103,776
                                21,400  Lear Corp.                                                      631,942
                                 3,600  Noble International Ltd.                                         72,180
                                13,700  Quantum Fuel Systems Technologies Worldwide, Inc. (a)(e)         21,920
                                 2,173  Sauer-Danfoss, Inc.                                              70,079
                                14,300  Tenneco, Inc. (a)                                               353,496
                                42,600  Visteon Corp. (a)                                               361,248
                                                                                                  -------------
                                                                                                      2,332,606
---------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts             4,500  Accuride Corp. (a)                                               50,670
- 0.2%                           2,000  Miller Industries, Inc. (a)                                      48,000
                                11,594  Modine Manufacturing Co.                                        290,198
                                19,700  Navistar International Corp. (a)                                658,571
                                 9,845  Wabash National Corp.                                           148,660
                                                                                                  -------------
                                                                                                      1,196,099
---------------------------------------------------------------------------------------------------------------
Banks: New York City            10,900  Signature Bank (a)                                              337,682
- 0.1%
---------------------------------------------------------------------------------------------------------------
Banks: Outside New               3,784  1st Source Corp.                                                121,580
York City - 5.7%                 5,521  Alabama National Bancorp.                                       379,458
                                 8,218  Amcore Financial, Inc.                                          268,482
                                 5,550  AmericanWest Bancorp                                            134,421
                                 3,900  Ameris Bancorp                                                  109,902
                                 2,682  Arrow Financial Corp.                                            66,433
                                 1,300  BancTrust Financial Group, Inc.                                  33,176
                                 2,190  Bancfirst Corp.                                                 118,260
                                 2,715  The Bancorp, Inc. (a)                                            80,364
                                 4,982  Bank of Granite Corp.                                            94,509
                                 3,500  Bank of the Ozarks, Inc.                                        115,710
                                 7,400  BankFinancial Corp.                                             131,794
                                 3,113  Banner Corp.                                                    138,030
                                13,233  Boston Private Financial Holdings, Inc.                         373,303
                                18,150  CVB Financial Corp.                                             262,449
                                 5,129  Cadence Financial Corp.                                         111,145
                                 1,500  Camden National Corp.                                            69,180
                                 3,021  Capital City Bank Group, Inc.                                   106,641
                                 2,900  Capital Corp. of the West                                        93,061
                                 3,400  Capitol Bancorp Ltd.                                            157,080
                                 7,700  Cardinal Financial Corp.                                         78,925
                                 7,625  Cascade Bancorp (e)                                             235,689
                                18,244  Cathay General Bancorp                                          629,600
                                18,200  Centennial Bank Holdings, Inc. (a)                              172,172
                                 5,700  Center Financial Corp.                                          136,629
                                   900  Centerstate Banks of Florida, Inc.                               18,810
                                11,148  Central Pacific Financial Corp.                                 432,096
                                 7,748  Chemical Financial Corp.                                        258,008
                                14,582  Chittenden Corp.                                                447,522
                                15,600  Citizens Banking Corp.                                          413,400
                                 6,093  City Holding Co.                                                249,143

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 3,299  CityBank                                                  $     117,592
                                 1,700  Clifton Savings Bancorp, Inc.                                    20,723
                                 4,526  CoBiz, Inc.                                                      99,753
                                 1,700  Columbia Bancorp                                                 44,965
                                 6,341  Columbia Banking System, Inc.                                   222,696
                                 2,100  Community Bancorp (a)                                            63,399
                                11,800  Community Bank System, Inc.                                     271,400
                                 7,299  Community Banks, Inc.                                           202,620
                                 4,723  Community Trust Bancorp, Inc.                                   196,146
                                12,104  Corus Bankshares, Inc. (e)                                      279,239
                                30,000  Doral Financial Corp. (e)                                        86,100
                                 1,100  Enterprise Financial Services Corp.                              35,838
                                 1,800  FNB Corp.                                                        74,790
                                 1,685  Farmers Capital Bank Corp.                                       57,223
                                22,200  First BanCorp                                                   211,566
                                 2,836  First Bancorp                                                    61,938
                                 3,814  First Busey Corp.                                                87,913
                                11,923  First Charter Corp.                                             293,306
                                22,340  First Commonwealth Financial Corp.                              300,026
                                 9,011  First Community Bancorp, Inc.                                   471,005
                                 2,994  First Community Bancshares, Inc.                                118,443
                                10,787  First Financial Bancorp                                         179,172
                                 5,853  First Financial Bankshares, Inc.                                245,007
                                 4,244  First Financial Corp.                                           150,450
                                 5,846  First Merchants Corp.                                           158,953
                                17,700  First Midwest Bancorp, Inc.                                     684,636
                                 2,600  First Regional Bancorp (a)                                       88,634
                                 1,200  First South Bancorp, Inc. (e)                                    38,268
                                 7,600  First State Bancorp.                                            188,100
                                24,600  FirstMerit Corp.                                                593,844
                                 9,800  Franklin Bank Corp. (a)                                         201,292
                                14,866  Frontier Financial Corp.                                        434,533
                                 2,200  GB&T Bancshares, Inc.                                            48,774
                                14,465  Glacier Bancorp, Inc.                                           353,512
                                18,100  Greater Bay Bancorp                                             476,573
                                 2,800  Greene County Bancshares, Inc.                                  111,244
                                 9,754  Hancock Holding Co.                                             515,401
                                15,604  Hanmi Financial Corp.                                           351,558
                                 9,136  Harleysville National Corp.                                     176,416
                                 3,100  Heartland Financial USA, Inc.                                    89,435
                                 3,900  Heritage Commerce Corp.                                         103,896
                                 4,745  Independent Bank Corp./MA                                       170,962
                                 9,245  Independent Bank Corp./MI                                       233,806
                                 5,874  Integra Bank Corp.                                              161,652
                                 4,600  Interchange Financial Services Corp.                            105,754
                                15,100  International Bancshares Corp.                                  466,741
                                 2,500  Intervest Bancshares Corp. (a)                                   86,025

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                16,200  Investors Bancorp, Inc. (a)                               $     254,826
                                 6,648  Irwin Financial Corp.                                           150,444
                                 4,196  Lakeland Bancorp, Inc.                                           62,520
                                 3,800  Lakeland Financial Corp.                                         97,014
                                 7,883  MB Financial, Inc.                                              296,480
                                 3,277  MBT Financial Corp.                                              50,204
                                 4,531  Macatawa Bank Corp.                                              96,329
                                 5,319  MainSource Financial Group, Inc.                                 90,109
                                 3,630  Mercantile Bank Corp.                                           136,851
                                     1  Mercantile Bankshares Corp.                                          47
                                   300  MetroCorp Bancshares, Inc.                                        6,312
                                 7,050  Mid-State Bancshares                                            256,550
                                 5,980  Midwest Banc Holdings, Inc.                                     142,025
                                10,213  NBT Bancorp, Inc.                                               260,534
                                 9,100  Nara Bancorp, Inc.                                              190,372
                                14,190  National Penn Bancshares, Inc.                                  287,348
                                 1,155  Northern Empire Bancshares (a)                                   34,119
                                21,295  Old National Bancorp                                            402,901
                                 5,776  Old Second Bancorp, Inc.                                        169,237
                                 2,741  Omega Financial Corp.                                            87,493
                                 6,618  Oriental Financial Group                                         85,703
                                15,662  Pacific Capital Bancorp                                         525,930
                                 3,815  Park National Corp.                                             377,685
                                 3,310  Peoples Bancorp, Inc.                                            98,307
                                 4,100  Pinnacle Financial Partners, Inc. (a)                           136,038
                                 6,600  Piper Jaffray Cos. (a)                                          429,990
                                 5,650  Placer Sierra Bancshares                                        134,301
                                 2,100  Preferred Bank                                                  126,189
                                 2,480  Premierwest Bancorp                                              39,432
                                 6,796  PrivateBancorp, Inc.                                            282,917
                                 9,700  Prosperity Bancshares, Inc.                                     334,747
                                12,024  Provident Bankshares Corp.                                      428,054
                                 8,811  R-G Financial Corp. Class B                                      67,404
                                 3,498  Renasant Corp.                                                  107,144
                                27,959  Republic Bancorp, Inc.                                          376,328
                                 2,433  Republic Bancorp, Inc. Class A                                   61,044
                                 1,333  Royal Bancshares of Pennsylvania Class A                         35,044
                                 8,263  S&T Bancorp, Inc.                                               286,478
                                 2,346  SCBT Financial Corp.                                             97,899
                                10,900  SVB Financial Group (a)                                         508,158
                                 2,730  SY Bancorp, Inc.                                                 76,440
                                 4,614  Sandy Spring Bancorp, Inc.                                      176,163
                                 1,403  Santander BanCorp                                                25,044
                                 4,258  Seacoast Banking Corp. of Florida                               105,598
                                 2,800  Security Bank Corp.                                              63,896
                                 1,300  Shore Bancshares, Inc.                                           39,143
                                   300  Sierra Bancorp                                                    8,802

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 4,100  Simmons First National Corp. Class A                      $     129,355
                                 1,000  Smithtown Bancorp, Inc.                                          27,120
                                 5,123  Southside Bancshares, Inc.                                      131,815
                                 6,200  Southwest Bancorp, Inc.                                         172,732
                                 2,400  State National Bancshares, Inc.                                  92,376
                                25,914  Sterling Bancshares, Inc.                                       337,400
                                 8,102  Sterling Financial Corp.                                        191,774
                                 3,300  Suffolk Bancorp                                                 125,829
                                 4,829  Sun Bancorp, Inc. (a)                                           101,747
                                 1,700  Superior Bancorp (a)                                             19,278
                                16,416  Susquehanna Bancshares, Inc.                                    441,262
                                   900  Taylor Capital Group, Inc.                                       32,949
                                 9,761  Texas Capital Bancshares, Inc. (a)                              194,049
                                 2,540  Tompkins Trustco, Inc.                                          115,443
                                 3,600  Trico Bancshares                                                 97,956
                                23,761  TrustCo Bank Corp. NY                                           264,222
                                15,527  Trustmark Corp.                                                 507,888
                                33,900  UCBH Holdings, Inc.                                             595,284
                                 9,652  UMB Financial Corp.                                             352,395
                                 3,496  USB Holding Co., Inc.                                            84,254
                                20,180  Umpqua Holdings Corp.                                           593,897
                                 4,200  Union Bankshares Corp.                                          128,478
                                12,900  United Bankshares, Inc.                                         498,585
                                10,200  United Community Banks, Inc.                                    329,664
                                   500  United Security Bancshares                                       12,050
                                 2,650  Univest Corp. of Pennsylvania                                    80,772
                                 4,500  Vineyard National Bancorp                                       103,590
                                 6,868  Virginia Commerce Bancorp (a)                                   136,536
                                 3,300  Virginia Financial Group, Inc.                                   92,367
                                 3,600  Washington Trust Bancorp, Inc.                                  100,404
                                 6,963  WesBanco, Inc.                                                  233,469
                                 5,554  West Bancorp., Inc.                                              98,750
                                 4,900  West Coast Bancorp                                              169,736
                                11,283  Westamerica Bancorp.                                            571,258
                                 3,200  Western Alliance Bancorp (a)                                    111,264
                                 7,300  Wilshire Bancorp, Inc.                                          138,481
                                 8,900  Wintrust Financial Corp.                                        427,378
                                 3,100  Yardville National Bancorp                                      116,932
                                                                                                  -------------
                                                                                                     31,832,623
---------------------------------------------------------------------------------------------------------------
Beverage: Brewers                4,500  Boston Beer Co., Inc. Class A (a)                               161,910
(Wineries) - 0.0%
---------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks            1,187  Coca-Cola Bottling Co. Consolidated                              81,226
- 0.1%                           1,610  Farmer Bros. Co.                                                 34,373
                                   800  Green Mountain Coffee Roasters, Inc. (a)                         39,384
                                 9,800  Jones Soda Co. (a)                                              120,540
                                 2,590  National Beverage Corp.                                          36,338
                                 5,900  Peet's Coffee & Tea, Inc. (a)                                   154,816
                                                                                                  -------------
                                                                                                        466,677
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Biotechnology                   11,700  ADVENTRX Pharmaceuticals, Inc. (a)                        $      34,515
Research & Production           11,700  AVI BioPharma, Inc. (a)                                          37,206
- 2.0%                           7,700  Acadia Pharmaceuticals, Inc. (a)                                 67,683
                                 3,300  Advanced Magnetics, Inc. (a)                                    197,076
                                 8,087  Albany Molecular Research, Inc. (a)                              85,399
                                 9,680  Alexion Pharmaceuticals, Inc. (a)                               390,975
                                 9,700  Alnylam Pharmaceuticals, Inc. (a)                               207,580
                                 1,000  Altus Pharmaceuticals, Inc. (a)                                  18,850
                                11,300  American Oriental Bioengineering, Inc. (a)                      131,871
                                23,900  Applera Corp. - Celera Genomics Group (a)(h)                    334,361
                                14,200  Arena Pharmaceuticals, Inc. (a)                                 183,322
                                19,719  Ariad Pharmaceuticals, Inc. (a)                                 101,356
                                15,900  Array Biopharma, Inc. (a)                                       205,428
                                 9,620  Arthrocare Corp. (a)                                            384,030
                                16,800  Bioenvision, Inc. (a)                                            77,952
                                19,524  Cell Genesys, Inc. (a)(e)                                        66,186
                                 3,900  Coley Pharmaceutical Group, Inc. (a)                             37,791
                                 5,900  Combinatorx, Inc. (a)                                            51,094
                                 3,600  Cotherix, Inc. (a)                                               48,564
                                19,067  Cubist Pharmaceuticals, Inc. (a)                                345,303
                                11,600  Cypress Bioscience, Inc. (a)                                     89,668
                                 5,200  Cytokinetics, Inc. (a)                                           38,896
                                 6,524  Digene Corp. (a)                                                312,630
                                 7,778  Diversa Corp. (a)                                                84,625
                                18,500  deCODE genetics, Inc. (a)                                        83,805
                                16,196  Encysive Pharmaceuticals, Inc. (a)                               68,185
                                11,100  Enzon Pharmaceuticals, Inc. (a)                                  94,461
                                26,418  Exelixis, Inc. (a)                                              237,762
                                 8,300  Genitope Corp. (a)                                               29,216
                                 3,900  Genomic Health, Inc. (a)                                         72,540
                                32,400  Genta, Inc. (a)(e)                                               14,337
                                20,929  Geron Corp. (a)(e)                                              183,757
                                 7,400  Hana Biosciences, Inc. (a)                                       47,138
                                41,100  Human Genome Sciences, Inc. (a)                                 511,284
                                23,000  ICOS Corp. (a)                                                  777,170
                                 5,700  Idenix Pharmaceuticals, Inc. (a)(e)                              49,533
                                30,524  Incyte Corp. (a)                                                178,260
                                 7,000  Integra LifeSciences Holdings Corp. (a)                         298,130
                                10,414  InterMune, Inc. (a)(e)                                          320,230
                                 4,700  Kendle International, Inc. (a)                                  147,815
                                 4,900  Kensey Nash Corp. (a)                                           155,820
                                13,000  Keryx Biopharmaceuticals, Inc. (a)                              172,900
                                19,605  Lexicon Genetics, Inc. (a)                                       70,774
                                 7,050  MannKind Corp. (a)(e)                                           116,254
                                11,400  Martek Biosciences Corp. (a)                                    266,076
                                 6,301  Maxygen, Inc. (a)                                                67,862
                                 4,200  Metabasis Therapeutics, Inc. (a)                                 31,584
                                 5,500  Momenta Pharmaceuticals, Inc. (a)(e)                             86,515
                                55,400  Monogram Biosciences, Inc. (a)                                   98,612

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                12,300  Myriad Genetics, Inc. (a)                                 $     384,990
                                20,823  NPS Pharmaceuticals, Inc. (a)                                    94,328
                                19,054  Nabi Biopharmaceuticals (a)                                     129,186
                                 9,000  Nastech Pharmaceutical Co., Inc. (a)                            136,170
                                10,200  Neurocrine Biosciences, Inc. (a)                                106,284
                                10,400  Northfield Laboratories, Inc. (a)(e)                             42,328
                                16,400  Nuvelo, Inc. (a)                                                 65,600
                                18,100  OSI Pharmaceuticals, Inc. (a)                                   633,138
                                 6,000  PRA International, Inc. (a)                                     151,620
                                13,500  Panacos Pharmaceuticals, Inc. (a)                                54,135
                                74,000  Peregrine Pharmaceuticals, Inc. (a)(e)                           85,100
                                 7,550  PharmaNet Development Group, Inc. (a)                           166,629
                                 8,600  Progenics Pharmaceuticals, Inc. (a)                             221,364
                                 7,870  Rigel Pharmaceuticals, Inc. (a)                                  93,417
                                13,900  Sangamo Biosciences, Inc. (a)                                    91,740
                                17,128  Savient Pharmaceuticals, Inc. (a)                               192,005
                                 9,800  Sirna Therapeutics, Inc. (a)                                    127,498
                                 5,400  Solexa, Inc. (a)                                                 71,010
                                 7,745  Tanox, Inc. (a)                                                 154,126
                                18,732  Telik, Inc. (a)(e)                                               82,983
                                 5,638  Trimeris, Inc. (a)                                               71,659
                                21,700  Viropharma, Inc. (a)                                            317,688
                                11,900  Zymogenetics, Inc. (a)                                          185,283
                                                                                                  -------------
                                                                                                     11,370,662
---------------------------------------------------------------------------------------------------------------
Building Materials               2,700  Ameron International Corp.                                      206,199
- 0.4%                           2,900  BlueLinx Holdings, Inc.                                          30,160
                                 8,200  Building Material Holding Corp.                                 202,458
                                 6,312  LSI Industries, Inc.                                            125,293
                                 7,268  NCI Building Systems, Inc. (a)                                  376,119
                                13,532  Simpson Manufacturing Co., Inc. (e)                             428,288
                                 6,945  Texas Industries, Inc.                                          446,077
                                 3,809  Trex Co., Inc. (a)(e)                                            87,188
                                 9,565  Watsco, Inc.                                                    451,085
                                 5,600  Zoltek Cos., Inc. (a)(e)                                        110,152
                                                                                                  -------------
                                                                                                      2,463,019
---------------------------------------------------------------------------------------------------------------
Building: Cement - 0.0%         13,800  US Concrete, Inc. (a)                                            98,256
---------------------------------------------------------------------------------------------------------------
Building: Heating &              1,700  Aaon, Inc.                                                       44,676
Plumbing - 0.1%                  7,900  Interline Brands, Inc. (a)                                      177,513
                                24,650  Jacuzzi Brands, Inc. (a)                                        306,399
                                                                                                  -------------
                                                                                                        528,588
---------------------------------------------------------------------------------------------------------------
Building: Miscellaneous          4,000  Builders FirstSource, Inc. (a)                                   71,320
- 0.1%                          11,600  Comfort Systems USA, Inc.                                       146,624
                                 5,200  Drew Industries, Inc. (a)                                       135,252
                                 5,700  Goodman Global, Inc. (a)                                         98,040
                                 9,447  Griffon Corp. (a)                                               240,899
                                                                                                  -------------
                                                                                                        692,135
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Building: Roofing &             16,050  Beacon Roofing Supply, Inc. (a)                           $     302,061
Wallboard - 0.1%                 8,251  ElkCorp                                                         339,034
                                                                                                  -------------
                                                                                                        641,095
---------------------------------------------------------------------------------------------------------------
Cable Television               150,200  Charter Communications, Inc. Class A (a)(e)                     459,612
Services - 0.1%                  4,898  Crown Media Holdings, Inc. Class A (a)                           17,780
                                28,794  TiVo, Inc. (a)(e)                                               147,425
                                                                                                  -------------
                                                                                                        624,817
---------------------------------------------------------------------------------------------------------------
Casinos & Gambling               8,600  Ameristar Casinos, Inc.                                         264,364
- 0.6%                          11,491  Aztar Corp. (a)                                                 625,340
                                16,500  Bally Technologies, Inc. (a)                                    308,220
                                 3,800  Century Casinos, Inc. (a)                                        42,408
                                 1,732  Churchill Downs, Inc.                                            74,026
                                 6,505  Dover Downs Gaming & Entertainment, Inc.                         86,972
                                 6,475  Isle of Capri Casinos, Inc. (a)                                 172,105
                                 5,800  Lakes Entertainment, Inc. (a)                                    62,582
                                 9,900  MTR Gaming Group, Inc. (a)                                      120,978
                                12,674  Magna Entertainment Corp. Class A (a)                            57,160
                                 2,700  Monarch Casino & Resort, Inc. (a)                                64,476
                                11,100  Multimedia Games, Inc. (a)                                      106,560
                                15,164  Pinnacle Entertainment, Inc. (a)                                502,535
                                14,100  Progressive Gaming International Corp. (a)                      127,887
                                 2,100  Riviera Holdings Corp. (a)                                       50,736
                                10,600  Shuffle Master, Inc. (a)(e)                                     277,720
                                10,800  Trump Entertainment Resorts, Inc. (a)                           196,992
                                 8,212  WMS Industries, Inc. (a)                                        286,270
                                                                                                  -------------
                                                                                                      3,427,331
---------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%                 4,233  American Vanguard Corp. (e)                                      67,305
                                 7,656  Arch Chemicals, Inc.                                            255,021
                                 2,200  Balchem Corp.                                                    56,496
                                16,500  CF Industries Holdings, Inc.                                    423,060
                                 9,300  Cabot Microelectronics Corp. (a)                                315,642
                                12,601  Calgon Carbon Corp. (a)(e)                                       78,126
                                 8,485  Cambrex Corp.                                                   192,779
                                 6,600  China BAK Battery, Inc. (a)                                      43,032
                                14,100  EnerSys (a)                                                     225,600
                                12,164  Energy Conversion Devices, Inc. (a)                             413,333
                                10,337  Georgia Gulf Corp.                                              199,607
                                36,000  Hercules, Inc. (a)                                              695,160
                                 3,800  Innospec, Inc.                                                  176,890
                                 8,367  MacDermid, Inc.                                                 285,315
                                 5,941  Medis Technologies Ltd. (a)(e)                                  103,552
                                 2,434  NL Industries, Inc.                                              25,168
                                 5,700  NewMarket Corp.                                                 336,585
                                 6,365  Nuco2, Inc. (a)                                                 156,515
                                 9,000  OM Group, Inc. (a)                                              407,520
                                 9,400  Omnova Solutions, Inc. (a)                                       43,052
                                 3,700  Pioneer Cos., Inc. (a)                                          106,042

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                29,367  PolyOne Corp. (a)                                         $     220,253
                                10,400  Rockwood Holdings, Inc. (a)                                     262,704
                                11,006  Schulman A, Inc.                                                244,884
                                 9,500  Senomyx, Inc. (a)                                               123,405
                                 3,355  Stepan Co.                                                      106,253
                                 9,400  Tronox, Inc. Class A                                            150,306
                                 6,300  Tronox, Inc. Class B                                             99,477
                                15,900  UAP Holding Corp.                                               400,362
                                21,500  WR Grace & Co. (a)                                              425,700
                                                                                                  -------------
                                                                                                      6,639,144
---------------------------------------------------------------------------------------------------------------
Coal - 0.1%                     16,400  Alpha Natural Resources, Inc. (a)                               233,372
                                36,000  International Coal Group, Inc. (a)                              196,200
                                 6,600  James River Coal Co. (a)                                         61,248
                                 1,100  Westmoreland Coal Co. (a)                                        21,637
                                                                                                  -------------
                                                                                                        512,457
---------------------------------------------------------------------------------------------------------------
Commercial Information          11,058  Arbitron, Inc.                                                  480,360
Services - 0.2%                143,100  CMGI, Inc. (a)                                                  191,754
                                10,661  infoUSA, Inc.                                                   126,973
                                 6,200  LECG Corp. (a)                                                  114,576
                                 8,574  ProQuest Co. (a)                                                 89,598
                                                                                                  -------------
                                                                                                      1,003,261
---------------------------------------------------------------------------------------------------------------
Communications & Media          20,200  Entravision Communications Corp. Class A (a)                    166,044
- 0.1%                          78,600  Gemstar-TV Guide International, Inc. (a)                        315,186
                                                                                                  -------------
                                                                                                        481,230
---------------------------------------------------------------------------------------------------------------
Communications                 135,800  3Com Corp. (a)                                                  558,138
Technology - 2.4%               21,300  Adtran, Inc.                                                    483,510
                                 7,722  Anaren, Inc. (a)                                                137,143
                                10,972  Anixter International, Inc. (a)                                 595,780
                                17,000  Atheros Communications, Inc. (a)                                362,440
                                43,900  Avanex Corp. (a)(e)                                              82,971
                                18,050  Avocent Corp. (a)                                               610,992
                                 3,059  Bel Fuse, Inc.                                                  106,423
                                 6,488  Black Box Corp.                                                 272,431
                                24,150  Broadwing Corp. (a)                                             377,223
                                87,000  Brocade Communications Systems, Inc. (a)                        714,270
                                   300  CPI International, Inc. (a)                                       4,500
                                15,200  CSG Systems International, Inc. (a)                             406,296
                                 4,300  Carrier Access Corp. (a)                                         28,208
                                 7,000  Cbeyond Communications, Inc. (a)                                214,130
                                 4,500  Cogent Communications Group, Inc. (a)                            72,990
                                18,388  CommScope, Inc. (a)(h)                                          560,466
                                 6,900  Comtech Group, Inc. (a)(e)                                      125,511
                                 8,525  Comtech Telecommunications Corp. (a)                            324,547
                                     8  CycleLogic, Inc. (a)                                                  0
                                 7,700  Digi International, Inc. (a)                                    106,183
                                13,900  Ditech Networks, Inc. (a)                                        96,188
                                 3,400  EMS Technologies, Inc. (a)                                       68,102
                                 9,813  Echelon Corp. (a)                                                78,504

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                46,100  Extreme Networks, Inc. (a)                                $     193,159
                                72,300  Finisar Corp. (a)(e)                                            233,529
                                48,400  Foundry Networks, Inc. (a)                                      725,032
                                23,496  Harmonic, Inc. (a)                                              170,816
                                 5,100  ID Systems, Inc. (a)                                             95,982
                                11,100  InPhonic, Inc. (a)(e)                                           123,099
                                 7,177  Inter-Tel, Inc.                                                 159,042
                                16,400  InterVoice, Inc. (a)                                            125,624
                                12,129  Ixia (a)                                                        116,438
                                15,700  j2 Global Communications, Inc. (a)(e)                           427,825
                                 2,700  Loral Space & Communications Ltd. (a)                           109,944
                                 9,700  Netgear, Inc. (a)                                               254,625
                                 7,900  Novatel Wireless, Inc. (a)                                       76,393
                                 7,002  Oplink Communications, Inc. (a)                                 143,961
                                 4,183  Optical Communication Products, Inc. (a)                          6,860
                                18,300  Redback Networks, Inc. (a)                                      456,402
                                14,838  Secure Computing Corp. (a)                                       97,337
                                 7,900  Sirenza Microdevices, Inc. (a)                                   62,094
                                80,000  Sonus Networks, Inc. (a)                                        527,200
                                 7,410  Standard Microsystems Corp. (a)                                 207,332
                                28,200  Stratex Networks, Inc. (a)                                      136,206
                                58,400  Sycamore Networks, Inc. (a)                                     219,584
                                 6,300  Syniverse Holdings, Inc. (a)                                     94,437
                                66,000  TIBCO Software, Inc. (a)                                        623,040
                                12,020  Talx Corp.                                                      329,949
                                16,800  Tekelec (a)                                                     249,144
                                 8,930  Terremark Worldwide, Inc. (a)                                    60,010
                                 2,540  Ulticom, Inc. (a)                                                24,359
                                37,300  UTstarcom, Inc. (a)(e)                                          326,375
                                 7,001  Viasat, Inc. (a)                                                208,700
                                13,500  Vonage Holdings Corp. (a)                                        93,690
                                13,231  WebEx Communications, Inc. (a)                                  461,630
                                25,275  Zhone Technologies, Inc. (a)(e)                                  32,858
                                                                                                  -------------
                                                                                                     13,559,622
---------------------------------------------------------------------------------------------------------------
Computer Services               17,400  @Road, Inc. (a)                                                 127,020
Software & Systems               2,300  Access Integrated Technologies, Inc. (a)                         20,056
- 4.0%                          14,400  Actuate Corp. (a)                                                85,536
                                18,002  Agile Software Corp. (a)                                        110,712
                                 9,400  Altiris, Inc. (a)                                               238,572
                                 8,100  American Reprographics Co. (a)                                  269,811
                                 5,900  Ansoft Corp. (a)                                                164,020
                                11,832  Ansys, Inc. (a)                                                 514,574
                                23,680  Ariba, Inc. (a)                                                 183,283
                                31,400  Art Technology Group, Inc. (a)                                   73,162
                                16,908  Aspen Technology, Inc. (a)                                      186,326
                                 7,800  Audible, Inc. (a)(e)                                             61,854
                                59,000  BearingPoint, Inc. (a)                                          464,330
                                13,626  Blackbaud, Inc.                                                 354,276
                                10,300  Blackboard, Inc. (a)                                            309,412

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 6,300  Blue Coat Systems, Inc. (a)                               $     150,885
                                24,667  Borland Software Corp. (a)                                      134,188
                                 9,900  Bottomline Technologies, Inc. (a)                               113,355
                                 9,400  CACI International, Inc. Class A (a)                            531,100
                                 6,900  COMSYS IT Partners, Inc. (a)                                    139,449
                                20,600  Chordiant Software, Inc. (a)                                     68,186
                                17,302  Ciber, Inc. (a)                                                 117,308
                                10,200  Concur Technologies, Inc. (a)                                   163,608
                                 6,500  Convera Corp. (a)(e)                                             29,835
                                 9,300  Covansys Corp. (a)                                              213,435
                                 2,100  DealerTrack Holdings, Inc. (a)                                   61,782
                                11,864  Dendrite International, Inc. (a)                                127,063
                                12,500  Digital River, Inc. (a)                                         697,375
                                26,607  Digitas, Inc. (a)                                               356,800
                                 7,045  EPIQ Systems, Inc. (a)                                          119,554
                                17,439  Electronics for Imaging, Inc. (a)                               463,529
                                 8,600  Emageon, Inc. (a)                                               132,096
                                17,400  Epicor Software Corp. (a)                                       235,074
                                10,000  Equinix, Inc. (a)(e)                                            756,200
                                 5,900  eCollege.com, Inc. (a)                                           92,335
                                17,979  Gartner, Inc. Class A (a)                                       355,804
                                18,500  Hyperion Solutions Corp. (a)                                    664,890
                                 8,200  Infocrossing, Inc. (a)(e)                                       133,660
                                26,700  Informatica Corp. (a)                                           326,007
                                 2,400  Integral Systems, Inc.                                           55,608
                                12,400  Internet Capital Group, Inc. (a)                                127,224
                                16,825  Interwoven, Inc. (a)                                            246,823
                                 3,100  i2 Technologies, Inc. (a)(e)                                     70,742
                                 4,100  iGate Corp. (a)                                                  28,208
                                 9,208  JDA Software Group, Inc. (a)                                    126,794
                                 6,600  Jupitermedia Corp. (a)                                           52,272
                                 9,300  Kanbay International, Inc. (a)                                  267,561
                                13,658  Keane, Inc. (a)                                                 162,667
                                39,000  Lawson Software, Inc. (a)                                       288,210
                                16,500  Lionbridge Technologies, Inc. (a)                               106,260
                                16,300  Macrovision Corp. (a)                                           460,638
                                 9,100  Magma Design Automation, Inc. (a)                                81,263
                                 8,739  Manhattan Associates, Inc. (a)                                  262,869
                                 4,800  Mantech International Corp. Class A (a)                         176,784
                                 6,700  Mapinfo Corp. (a)                                                87,435
                                25,700  Mentor Graphics Corp. (a)                                       463,371
                                 7,856  Mercury Computer Systems, Inc. (a)                              104,956
                                 9,400  Merge Technologies, Inc. (a)                                     61,476
                                 3,000  MicroStrategy, Inc. Class A (a)                                 342,030
                                13,798  Micros Systems, Inc. (a)                                        727,155
                                 6,100  Ness Technologies, Inc. (a)                                      86,986
                                 5,685  Netscout Systems, Inc. (a)                                       47,186
                                39,795  Nuance Communications, Inc. (a)                                 456,051
                                27,933  Openwave Systems, Inc. (a)                                      257,822

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 2,600  Opnet Technologies, Inc. (a)                              $      37,570
                                25,300  Opsware, Inc. (a)                                               223,146
                                 4,800  PDF Solutions, Inc. (a)                                          69,360
                                11,207  Packeteer, Inc. (a)                                             152,415
                                39,160  Parametric Technology Corp. (a)                                 705,663
                                 1,300  Pegasystems, Inc.                                                12,831
                                15,508  Progress Software Corp. (a)                                     433,138
                                 3,300  QAD, Inc.                                                        27,687
                                24,600  Quest Software, Inc. (a)                                        360,390
                                37,900  RealNetworks, Inc. (a)                                          414,626
                                 4,600  RightNow Technologies, Inc. (a)                                  79,212
                                12,080  SAVVIS, Inc. (a)                                                431,256
                                 4,300  SI International, Inc. (a)                                      139,406
                                 7,389  SPSS, Inc. (a)                                                  222,187
                                12,100  SRA International, Inc. Class A (a)                             323,554
                                 9,961  SYKES Enterprises, Inc. (a)                                     175,712
                                 2,200  SYNNEX Corp. (a)                                                 48,268
                                 8,299  SafeNet, Inc. (a)                                               198,678
                                25,792  Sapient Corp. (a)                                               141,598
                                10,000  Sigma Designs, Inc. (a)                                         254,500
                                 8,200  Smith Micro Software, Inc. (a)                                  116,358
                                24,341  SonicWALL, Inc. (a)                                             204,951
                                28,000  Sybase, Inc. (a)                                                691,600
                                 1,483  Syntel, Inc.                                                     39,744
                                 2,000  Taleo Corp. Class A (a)                                          27,340
                                11,885  Transaction Systems Architects, Inc. Class A (a)                387,094
                                16,608  Trizetto Group (a)                                              305,089
                                10,900  Tyler Technologies, Inc. (a)                                    153,254
                                 8,000  Ultimate Software Group, Inc. (a)                               186,080
                                15,900  VA Software Corp. (a)                                            79,977
                                 7,900  VASCO Data Security International, Inc. (a)                      93,299
                                 4,200  Verint Systems, Inc. (a)                                        143,976
                                10,380  Vignette Corp. (a)                                              177,187
                                15,202  Websense, Inc. (a)                                              347,062
                                27,700  Wind River Systems, Inc. (a)                                    283,925
                                11,200  Witness Systems, Inc. (a)                                       196,336
                                22,320  webMethods, Inc. (a)                                            164,275
                                15,508  Zoran Corp. (a)                                                 226,107
                                                                                                  -------------
                                                                                                     22,769,704
---------------------------------------------------------------------------------------------------------------
Computer Technology             36,100  Adaptec, Inc. (a)                                               168,226
- 0.9%                           9,700  Advanced Analogic Technologies, Inc. (a)                         52,283
                                26,700  Emulex Corp. (a)                                                520,917
                                 9,109  FalconStor Software, Inc. (a)                                    78,793
                                83,600  Gateway, Inc. (a)                                               168,036
                                10,017  Hutchinson Technology, Inc. (a)                                 236,101
                                11,100  Imation Corp.                                                   515,373
                                16,009  Intermec, Inc. (a)                                              388,538
                                 9,500  Komag, Inc. (a)                                                 359,860
                                57,000  McData Corp. (a)                                                316,350
                                12,300  Mobility Electronics, Inc. (a)                                   41,205
                                 5,900  Neoware Systems, Inc. (a)                                        77,939

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                28,888  Palm, Inc. (a)                                            $     407,032
                                27,000  Perot Systems Corp. Class A (a)                                 442,530
                                58,400  Quantum Corp (a)                                                135,488
                                 9,800  Rackable Systems, Inc. (a)                                      303,506
                                11,400  Radiant Systems, Inc. (a)                                       119,016
                                 5,742  Radisys Corp. (a)                                                95,719
                                31,800  Safeguard Scientifics, Inc. (a)                                  76,956
                                 3,700  Stratasys, Inc. (a)                                             116,217
                                 7,900  Synaptics, Inc. (a)                                             234,551
                                19,600  Trident Microsystems, Inc. (a)                                  356,328
                                                                                                  -------------
                                                                                                      5,210,964
---------------------------------------------------------------------------------------------------------------
Construction - 0.4%              5,251  Brookfield Homes Corp. (e)                                      197,175
                                 9,936  EMCOR Group, Inc. (a)                                           564,862
                                11,871  Granite Construction, Inc.                                      597,349
                                 6,000  Perini Corp. (a)                                                184,680
                                 2,100  Sterling Construction Co., Inc. (a)                              45,696
                                 9,700  Washington Group International, Inc. (a)                        579,963
                                                                                                  -------------
                                                                                                      2,169,725
---------------------------------------------------------------------------------------------------------------
Consumer Electronics            52,600  CNET Networks, Inc. (a)                                         478,134
- 0.7%                          92,800  Covad Communications Group, Inc. (a)                            128,064
                                 5,400  DTS, Inc. (a)                                                   130,626
                                 5,400  Directed Electronics, Inc. (a)                                   61,830
                                41,700  Earthlink, Inc. (a)                                             296,070
                                 9,900  Infospace, Inc. (a)                                             203,049
                                 8,790  Internap Network Services Corp. (a)                             174,657
                                17,500  Ipass, Inc. (a)                                                 102,900
                                 8,000  LoJack Corp. (a)                                                136,640
                                11,274  Midway Games, Inc. (a)(e)                                        78,693
                                10,300  NIC, Inc. (a)                                                    51,191
                                13,100  Netflix, Inc. (a)(e)                                            338,766
                                 4,100  Parkervision, Inc. (a)(e)                                        45,715
                                 8,200  Sohu.com, Inc. (a)                                              196,800
                                19,637  THQ, Inc. (a)                                                   638,595
                                21,700  Take-Two Interactive Software, Inc. (a)(e)                      385,392
                                20,350  United Online, Inc.                                             270,248
                                 4,186  Universal Electronics, Inc. (a)                                  87,990
                                 7,700  WebSideStory, Inc. (a)                                           97,482
                                                                                                  -------------
                                                                                                      3,902,842
---------------------------------------------------------------------------------------------------------------
Consumer Products - 0.6%        16,100  American Greetings Class A                                      384,307
                                 8,200  Blyth, Inc.                                                     170,150
                                 2,091  CSS Industries, Inc.                                             73,959
                                 2,000  Citi Trends, Inc. (a)                                            79,280
                                 5,200  Mannatech, Inc. (e)                                              76,596
                                 9,873  Matthews International Corp. Class A                            388,503
                                12,263  Nautilus, Inc. (e)                                              171,682
                                 7,900  Oakley, Inc.                                                    158,474
                                16,876  Playtex Products, Inc. (a)                                      242,846
                                 6,200  RC2 Corp. (a)                                                   272,800

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                11,200  Spectrum Brands, Inc. (a)(e)                              $     122,080
                                15,991  The Topps Co., Inc.                                             142,320
                                22,174  Tupperware Corp.                                                501,354
                                 2,400  USANA Health Sciences, Inc. (a)                                 123,984
                                13,683  Yankee Candle Co., Inc.                                         469,053
                                                                                                  -------------
                                                                                                      3,377,388
---------------------------------------------------------------------------------------------------------------
Containers & Packaging:         11,700  AptarGroup, Inc.                                                690,768
Metals & Glass - 0.4%            6,075  Greif, Inc.                                                     719,280
                                12,842  Mobile Mini, Inc. (a)                                           345,963
                                 7,000  Silgan Holdings, Inc.                                           307,440
                                                                                                  -------------
                                                                                                      2,063,451
---------------------------------------------------------------------------------------------------------------
Containers & Packaging:          1,400  AEP Industries, Inc. (a)                                         74,634
Paper & Plastic - 0.1%           19,100  Graphic Packaging Corp. (a)                                      82,703
                                 8,452  Myers Industries, Inc.                                          132,358
                                                                                                  -------------
                                                                                                        289,695
---------------------------------------------------------------------------------------------------------------
Copper - 0.1%                   11,982  Mueller Industries, Inc.                                        379,829
---------------------------------------------------------------------------------------------------------------
Cosmetics - 0.1%                 8,193  Elizabeth Arden, Inc. (a)                                       156,077
                                 1,500  Inter Parfums, Inc.                                              28,785
                                18,226  Nu Skin Enterprises, Inc. Class A                               332,260
                                 1,500  Parlux Fragrances, Inc. (a)(e)                                    8,355
                                47,510  Revlon, Inc. Class A (a)                                         60,813
                                                                                                  -------------
                                                                                                        586,290
---------------------------------------------------------------------------------------------------------------
Diversified Financial           40,400  The BISYS Group, Inc. (a)                                       521,564
Services - 0.4%                    900  Clayton Holdings, Inc. (a)                                       16,839
                                12,600  Euronet Worldwide, Inc. (a)                                     374,094
                                18,200  F.N.B. Corp.                                                    332,514
                                 6,300  Greenhill & Co., Inc. (e)                                       464,940
                                 6,600  Huron Consulting Group, Inc. (a)                                299,244
                                 5,600  Rewards Network, Inc. (a)                                        38,920
                                12,900  USI Holdings Corp. (a)                                          198,144
                                                                                                  -------------
                                                                                                      2,246,259
---------------------------------------------------------------------------------------------------------------
Diversified Materials &         14,960  Acuity Brands, Inc. (h)                                         778,518
Processing - 0.6%               12,514  Barnes Group, Inc.                                              272,179
                                14,294  Brady Corp.                                                     532,880
                                16,410  Clarcor, Inc.                                                   554,822
                                29,562  Hexcel Corp. (a)                                                514,674
                                 3,200  Koppers Holdings, Inc.                                           83,424
                                22,814  Olin Corp.                                                      376,887
                                 9,245  Tredegar Corp.                                                  209,029
                                                                                                  -------------
                                                                                                      3,322,413
---------------------------------------------------------------------------------------------------------------
Drug & Grocery Store               432  Arden Group, Inc. Class A                                        53,486
Chains - 0.4%                   18,307  Casey's General Stores, Inc.                                    431,130
                                 5,831  Great Atlantic & Pacific Tea Co.                                150,090
                                 5,164  Ingles Markets, Inc. Class A                                    153,836
                                10,083  Longs Drug Stores Corp.                                         427,318
                                 5,477  Nash Finch Co.                                                  149,522
                                20,842  Pathmark Stores, Inc. (a)                                       232,388

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                11,969  Ruddick Corp.                                             $     332,140
                                 4,329  Smart & Final, Inc. (a)                                          81,818
                                 7,000  Spartan Stores, Inc.                                            146,510
                                 4,100  Weis Markets, Inc.                                              164,451
                                10,929  Wild Oats Markets, Inc. (a)                                     157,159
                                                                                                  -------------
                                                                                                      2,479,848
---------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals         13,650  AVANIR Pharmaceuticals Class A (a)(e)                            31,531
- 1.9%                          10,500  Adams Respiratory Therapeutics, Inc. (a)                        428,505
                                15,100  Adolor Corp. (a)                                                113,552
                                 9,900  Akorn, Inc. (a)                                                  61,875
                                30,600  Alkermes, Inc. (a)                                              409,122
                                13,425  Alpharma, Inc. Class A                                          323,542
                                 6,300  Anadys Pharmaceuticals, Inc. (a)                                 30,996
                                14,800  Atherogenics, Inc. (a)(e)                                       146,668
                                 4,700  Auxilium Pharmaceuticals, Inc. (a)                               69,043
                                 6,100  Bentley Pharmaceuticals, Inc. (a)                                62,037
                                 9,500  BioCryst Pharmaceuticals, Inc. (a)                              109,820
                                30,348  BioMarin Pharmaceuticals, Inc. (a)                              497,404
                                 5,000  Bradley Pharmaceuticals, Inc. (a)                               102,900
                                16,800  CV Therapeutics, Inc. (a)                                       234,528
                                 1,200  Caraco Pharmaceutical Laboratories Ltd. (a)                      16,800
                                 4,900  Chattem, Inc. (a)                                               245,392
                                28,500  Dendreon Corp. (a)(e)                                           118,845
                                18,300  Depomed, Inc. (a)                                                63,135
                                17,800  Durect Corp. (a)(e)                                              79,032
                                11,000  Emisphere Technologies, Inc. (a)                                 58,190
                                10,795  Enzo Biochem, Inc. (a)(e)                                       154,045
                                 1,000  GTx, Inc. (a)                                                    17,840
                                 3,100  Hi-Tech Pharmacal Co., Inc. (a)                                  37,727
                                19,900  Indevus Pharmaceuticals, Inc. (a)                               141,290
                                23,089  Isis Pharmaceuticals, Inc. (a)                                  256,750
                                12,900  KV Pharmaceutical Co. Class A (a)                               306,762
                                27,800  MGI Pharma, Inc. (a)                                            511,798
                                38,700  Medarex, Inc. (a)                                               572,373
                                15,927  Medicines Co. (a)                                               505,204
                                17,000  Medicis Pharmaceutical Corp. Class A                            597,210
                                28,200  Nektar Therapeutics (a)(e)                                      428,922
                                 4,500  New River Pharmaceuticals, Inc. (a)(e)                          246,195
                                26,200  Novavax, Inc. (a)                                               107,420
                                 9,331  Noven Pharmaceuticals, Inc. (a)                                 237,474
                                15,100  Onyx Pharmaceuticals, Inc. (a)                                  159,758
                                14,500  Pain Therapeutics, Inc. (a)                                     129,050
                                10,100  Par Pharmaceutical Cos., Inc. (a)                               225,937
                                 6,500  Penwest Pharmaceuticals Co. (a)                                 108,030
                                28,315  Perrigo Co.                                                     489,850
                                 9,300  Pharmion Corp. (a)                                              239,382
                                 4,900  Pozen, Inc. (a)                                                  83,251

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 8,100  Quidel Corp. (a)                                          $     110,322
                                14,019  Regeneron Pharmaceuticals, Inc. (a)                             281,361
                                 6,600  Renovis, Inc. (a)                                                20,856
                                17,700  Salix Pharmaceuticals Ltd. (a)                                  215,409
                                12,600  Santarus, Inc. (a)                                               98,658
                                10,700  Sciele Pharma, Inc. (a)                                         256,800
                                 3,500  Somaxon Pharmaceuticals, Inc. (a)                                49,665
                                17,082  SuperGen, Inc. (a)                                               86,777
                                 7,346  United Therapeutics Corp. (a)(e)                                399,402
                                29,400  Valeant Pharmaceuticals International                           506,856
                                 4,300  Xenoport, Inc. (a)                                              105,565
                                                                                                  -------------
                                                                                                     10,890,856
---------------------------------------------------------------------------------------------------------------
Education Services -             9,404  Bright Horizons Family Solutions, Inc. (a)                      363,559
0.4%                            30,000  Corinthian Colleges, Inc. (a)                                   408,900
                                19,300  DeVry, Inc.                                                     540,400
                                 3,200  Educate, Inc. (a)                                                22,784
                                 2,149  Renaissance Learning, Inc.                                       38,102
                                 5,220  Strayer Education, Inc.                                         553,581
                                 7,300  Universal Technical Institute, Inc. (a)                         162,133
                                                                                                  -------------
                                                                                                      2,089,459
---------------------------------------------------------------------------------------------------------------
Electrical & Electronics        20,329  Benchmark Electronics, Inc. (a)                                 495,214
- 0.2%                           4,700  OSI Systems, Inc. (a)                                            98,371
                                15,398  Plexus Corp. (a)                                                367,704
                                13,700  TTM Technologies, Inc. (a)                                      155,221
                                 7,507  Universal Display Corp. (a)(e)                                  112,680
                                                                                                  -------------
                                                                                                      1,229,190
---------------------------------------------------------------------------------------------------------------
Electrical Equipment &           6,881  AO Smith Corp.                                                  258,450
Components - 0.8%               14,400  American Superconductor Corp. (a)(e)                            141,264
                                10,171  Baldor Electric Co.                                             339,915
                                11,408  CTS Corp.                                                       179,106
                                 9,518  Cohu, Inc.                                                      191,883
                                 3,400  Color Kinetics, Inc. (a)                                         72,590
                                 6,960  Franklin Electric Co., Inc.                                     357,674
                                15,990  General Cable Corp. (a)                                         698,923
                                 7,816  Genlyte Group, Inc. (a)                                         610,508
                                 8,460  Littelfuse, Inc. (a)                                            269,705
                                10,800  MKS Instruments, Inc. (a)                                       243,864
                                 2,431  Powell Industries, Inc. (a)                                      76,747
                                22,200  Power-One, Inc. (a)                                             161,616
                                 8,100  Sonic Solutions, Inc. (a)                                       132,030
                                19,700  Taser International, Inc. (a)(e)                                149,720
                                12,561  Technitrol, Inc.                                                300,082
                                 6,179  Triumph Group, Inc.                                             323,965
                                                                                                  -------------
                                                                                                      4,508,042
---------------------------------------------------------------------------------------------------------------
Electrical: Household            1,550  National Presto Industries, Inc.                                 92,799
Appliance - 0.0%
---------------------------------------------------------------------------------------------------------------
Electronics - 0.6%              23,812  Aeroflex, Inc. (a)                                              279,077
                                11,863  Agilysys, Inc.                                                  198,587

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                13,300  Avid Technology, Inc. (a)                                 $     495,558
                                11,998  Daktronics, Inc. (h)                                            442,126
                                21,800  Flir Systems, Inc. (a)                                          693,894
                                 7,472  II-VI, Inc. (a)                                                 208,768
                                21,700  Kopin Corp. (a)                                                  77,469
                                49,366  MRV Communications, Inc. (a)(e)                                 174,756
                                11,780  Methode Electronics, Inc.                                       127,577
                                 2,100  Multi-Fineline Electronix, Inc. (a)                              42,609
                                 6,749  Park Electrochemical Corp.                                      173,112
                                26,900  Semtech Corp. (a)                                               351,583
                                 3,067  Supertex, Inc. (a)                                              120,380
                                                                                                  -------------
                                                                                                      3,385,496
---------------------------------------------------------------------------------------------------------------
Electronics: Instruments,        8,982  Itron, Inc. (a)                                                 465,627
Gauges & Meters - 0.1%           3,200  Measurement Specialties, Inc. (a)                                69,248
                                 1,800  OYO Geospace Corp. (a)                                          104,562
                                 5,300  Zygo Corp. (a)                                                   87,185
                                                                                                  -------------
                                                                                                        726,622
---------------------------------------------------------------------------------------------------------------
Electronics: Medical            23,200  Affymetrix, Inc. (a)                                            534,992
Systems - 0.8%                   3,972  Analogic Corp.                                                  222,988
                                 5,200  Aspect Medical Systems, Inc. (a)                                 97,812
                                 6,587  Bruker BioSciences Corp. (a)                                     49,468
                                 7,500  Candela Corp. (a)                                                92,775
                                 5,370  Datascope Corp.                                                 195,683
                                15,850  eResearch Technology, Inc. (a)                                  106,670
                                 6,200  Greatbatch, Inc. (a)                                            166,904
                                 8,272  Haemonetics Corp. (a)                                           372,405
                                11,100  HealthTronics, Inc. (a)                                          73,926
                                18,080  Hologic, Inc. (a)                                               854,822
                                13,300  Illumina, Inc. (a)                                              522,823
                                 7,200  IntraLase Corp. (a)                                             161,136
                                 9,351  Luminex Corp. (a)                                               118,758
                                 8,000  Natus Medical, Inc. (a)                                         132,880
                                 5,000  Neurometrix, Inc. (a)(e)                                         74,550
                                 6,800  NxStage Medical, Inc. (a)                                        56,984
                                 6,300  Quality Systems, Inc.                                           234,801
                                 5,400  Sirona Dental Systems, Inc.                                     207,954
                                 1,100  Visicu, Inc. (a)                                                 12,320
                                 2,161  Zoll Medical Corp. (a)                                          125,857
                                                                                                  -------------
                                                                                                      4,416,508
---------------------------------------------------------------------------------------------------------------
Electronics:                    13,100  AMIS Holdings, Inc. (a)                                         138,467
Semi-Conductors/                11,516  Actel Corp. (a)(h)                                              209,131
Components - 1.6%               32,400  Amkor Technology, Inc. (a)(h)                                   302,616
                                13,300  Anadigics, Inc. (a)                                             117,838
                                87,700  Applied Micro Circuits Corp. (a)                                312,212
                                26,800  Bookham, Inc. (a)(e)                                            109,076
                                27,700  Cirrus Logic, Inc. (a)(h)                                       190,576
                               152,300  Conexant Systems, Inc. (a)                                      310,692
                                 9,783  DSP Group, Inc. (a)                                             212,291
                                 7,575  Diodes, Inc. (a)                                                268,761
                                10,327  Exar Corp. (a)                                                  134,251

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 3,673  Excel Technology, Inc. (a)                                $      93,992
                                 7,920  First Solar, Inc. (a)                                           236,016
                                15,700  Formfactor, Inc. (a)                                            584,825
                                13,700  Genesis Microchip, Inc. (a)                                     138,918
                                 3,600  Hittite Microwave Corp. (a)                                     116,352
                                 5,993  IXYS Corp. (a)                                                   53,338
                                 5,200  Ikanos Communications, Inc. (a)                                  45,188
                                38,000  Lattice Semiconductor Corp. (a)                                 246,240
                                18,200  MIPS Technologies, Inc. (a)                                     151,060
                                22,000  Micrel, Inc. (a)                                                237,160
                                22,390  Microsemi Corp. (a)                                             439,964
                                16,800  Microtune, Inc. (a)                                              78,960
                                29,000  Mindspeed Technologies, Inc. (a)(e)                              55,390
                                 4,600  MoSys, Inc. (a)                                                  42,550
                                 4,800  Monolithic Power Systems, Inc. (a)                               53,328
                                 4,700  Netlogic Microsystems, Inc. (a)                                 101,943
                                   600  Nextest Systems Corp. (a)                                         6,762
                                48,200  ON Semiconductor Corp. (a)                                      364,874
                                17,300  Omnivision Technologies, Inc. (a)(e)                            236,145
                                 7,400  PLX Technology, Inc. (a)                                         96,496
                                 9,493  Pericom Semiconductor Corp. (a)                                 108,885
                                10,600  Portalplayer, Inc. (a)                                          142,570
                                59,600  RF Micro Devices, Inc. (a)                                      404,684
                                25,876  Silicon Image, Inc. (a)                                         329,143
                                28,658  Silicon Storage Technology, Inc. (a)                            129,248
                                15,800  Sirf Technology Holdings, Inc. (a)                              403,216
                                59,433  Skyworks Solutions, Inc. (a)                                    420,786
                                 2,600  Sunpower Corp. Class A (a)(e)                                    96,642
                                14,600  Tessera Technologies, Inc. (a)                                  588,964
                                54,800  Transmeta Corp. (a)                                              60,828
                                38,300  Transwitch Corp. (a)(e)                                          53,620
                                52,636  TriQuint Semiconductor, Inc. (a)                                236,862
                                 2,100  Virage Logic Corp. (a)                                           19,509
                                 4,500  Volterra Semiconductor Corp. (a)                                 67,500
                                                                                                  -------------
                                                                                                      8,747,869
---------------------------------------------------------------------------------------------------------------
Electronics: Technology          2,700  3D Systems Corp. (a)(e)                                          43,092
- 0.4%                          11,000  Acacia Research - Acacia Technologies (a)                       147,180
                                 3,400  American Science & Engineering, Inc. (a)                        202,334
                                12,423  Checkpoint Systems, Inc. (a)                                    250,945
                                13,400  Cogent, Inc. (a)                                                147,534
                                11,580  Coherent, Inc. (a)(h)                                           365,581
                                 4,952  Cubic Corp.                                                     107,458
                                 5,226  EDO Corp.                                                       124,065
                                 4,500  Eagle Test Systems, Inc. (a)                                     65,610
                                 8,000  Essex Corp. (a)                                                 191,280
                                 4,600  Gerber Scientific, Inc. (a)                                      57,776
                                 6,750  Herley Industries, Inc. (a)                                     109,283
                                 5,650  Innovative Solutions & Support, Inc. (a)                         96,219

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 6,000  Ionatron, Inc. (a)(e)                                     $      24,600
                                26,600  Kemet Corp. (a)                                                 194,180
                                 6,200  Maxwell Technologies, Inc. (a)(e)                                86,490
                                 7,900  Scansource, Inc. (a)                                            240,160
                                                                                                  -------------
                                                                                                      2,453,787
---------------------------------------------------------------------------------------------------------------
Energy Equipment - 0.0%         27,000  Capstone Turbine Corp. (a)(e)                                    33,210
                                 4,100  Metretek Technologies, Inc. (a)                                  50,512
                                24,326  Plug Power, Inc. (a)(e)                                          94,628
                                                                                                  -------------
                                                                                                        178,350
---------------------------------------------------------------------------------------------------------------
Energy Miscellaneous -           3,300  Alon USA Energy, Inc.                                            86,823
0.6%                            10,240  Aventine Renewable Energy Holdings, Inc. (a)                    241,254
                                 9,900  Crosstex Energy, Inc.                                           313,731
                                 3,500  Dawson Geophysical Co. (a)                                      127,505
                                22,500  Evergreen Energy, Inc. (a)(e)                                   222,525
                                22,900  Evergreen Solar, Inc. (a)(e)                                    173,353
                                16,926  FuelCell Energy, Inc. (a)(e)                                    109,342
                                   220  Markwest Hydrocarbon, Inc.                                       10,681
                                 4,900  Matrix Service Co. (a)                                           78,890
                                 1,700  Ormat Technologies, Inc.                                         62,594
                                 6,000  Pacific Ethanol, Inc. (a)(e)                                     92,280
                                 5,858  Penn Virginia Corp.                                             410,294
                                43,800  Rentech, Inc. (a)(e)                                            165,126
                                12,500  Syntroleum Corp. (a)                                             43,250
                                11,097  Veritas DGC, Inc. (a)                                           950,236
                                                                                                  -------------
                                                                                                      3,087,884
---------------------------------------------------------------------------------------------------------------
Engineering &                    5,800  Clean Harbors, Inc. (a)                                         280,778
Contracting Services -          12,802  Dycom Industries, Inc. (a)                                      270,378
0.3%                             2,200  ENGlobal Corp. (a)                                               14,146
                                 7,700  Infrasource Services, Inc. (a)                                  167,629
                                 2,800  Integrated Electrical Services, Inc. (a)                         49,812
                                 4,100  Layne Christensen Co. (a)                                       134,603
                                31,050  SAIC, Inc. (a)                                                  552,380
                                                                                                  -------------
                                                                                                      1,469,726
---------------------------------------------------------------------------------------------------------------
Entertainment - 0.3%             5,900  Carmike Cinemas, Inc.                                           120,301
                                 5,240  Dover Motorsports, Inc.                                          27,824
                                13,255  Gaylord Entertainment Co. (a)                                   675,077
                                22,000  Live Nation (a)                                                 492,800
                                 7,072  Lodgenet Entertainment Corp. (a)                                177,012
                                 4,555  Speedway Motorsports, Inc.                                      174,912
                                                                                                  -------------
                                                                                                      1,667,926
---------------------------------------------------------------------------------------------------------------
Fertilizers - 0.1%              30,200  Terra Industries, Inc. (a)                                      361,796
---------------------------------------------------------------------------------------------------------------
Finance Companies - 0.2%         6,542  Accredited Home Lenders Holding Co. (a)                         178,466
                                 4,800  Asta Funding, Inc.                                              146,112
                                 2,069  Credit Acceptance Corp. (a)                                      68,960
                                12,100  International Securities Exchange, Inc.                         566,159
                                 3,500  MVC Capital, Inc.                                                46,760

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 2,300  United PanAm Financial Corp. (a)                          $      31,648
                                 6,900  World Acceptance Corp. (a)                                      323,955
                                                                                                  -------------
                                                                                                      1,362,060
---------------------------------------------------------------------------------------------------------------
Finance: Small Loan -           20,800  Advance America, Cash Advance Centers, Inc.                     304,720
0.1%                             5,300  Dollar Financial Corp. (a)                                      147,658
                                   200  QC Holdings, Inc.                                                 3,192
                                                                                                  -------------
                                                                                                        455,570
---------------------------------------------------------------------------------------------------------------
Financial Data                   6,500  Advent Software, Inc. (a)                                       229,385
Processing Services &              750  Cass Information Systems, Inc.                                   27,135
Systems - 0.8%                   7,989  CompuCredit Corp. (a)                                           318,042
                                 9,700  Cybersource Corp. (a)                                           106,894
                                15,100  Deluxe Corp.                                                    380,520
                                11,530  Digital Insight Corp. (a)                                       443,790
                                14,788  eFunds Corp. (a)                                                406,670
                                 7,923  eSpeed, Inc. Class A (a)                                         69,168
                                 3,300  Heartland Payment Systems, Inc. (e)                              93,225
                                17,000  Hypercom Corp. (a)                                              107,950
                                28,600  Jack Henry & Associates, Inc.                                   612,040
                                 7,882  John H. Harland Co.                                             395,676
                                 9,649  Kronos, Inc. (a)                                                354,504
                                 5,300  Online Resources Corp. (a)                                       54,113
                                 7,900  Open Solutions, Inc. (a)                                        297,356
                                 6,900  TNS, Inc. (a)                                                   132,825
                                 8,100  TradeStation Group, Inc. (a)                                    111,375
                                12,700  Wright Express Corp. (a)                                        395,859
                                                                                                  -------------
                                                                                                      4,536,527
---------------------------------------------------------------------------------------------------------------
Financial Information            4,100  Bankrate, Inc. (a)(e)                                           155,595
Services - 0.2%                 13,400  INVESTools, Inc. (a)                                            184,786
                                10,600  Interactive Data Corp.                                          254,824
                                 3,700  Morningstar, Inc. (a)                                           166,685
                                36,200  Move, Inc. (a)                                                  199,462
                                25,622  S1 Corp. (a)                                                    141,177
                                 8,200  TheStreet.com, Inc.                                              72,980
                                   400  Value Line, Inc.                                                 18,180
                                                                                                  -------------
                                                                                                      1,193,689
---------------------------------------------------------------------------------------------------------------
Financial Miscellaneous          7,500  Advanta Corp. Class B                                           327,225
- 0.7%                           5,300  Asset Acceptance Capital Corp. (a)                               89,146
                                 8,819  Cash America International, Inc.                                413,611
                                   600  Enstar Group, Inc. (a)                                           57,540
                                 4,900  Federal Agricultural Mortgage Corp. Class B                     132,937
                                 8,600  Financial Federal Corp.                                         252,926
                                10,800  First Cash Financial Services, Inc. (a)                         279,396
                                 9,600  Global Cash Access, Inc. (a)                                    155,808
                                 9,200  Harris & Harris Group, Inc. (a)(e)                              111,228
                                 5,099  LandAmerica Financial Group, Inc.                               321,798
                                 7,400  Medallion Financial Corp.                                        91,538
                                 6,100  Portfolio Recovery Associates, Inc. (a)                         284,809
                                 4,200  Sanders Morris Harris Group, Inc.                                53,634

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                20,036  Sotheby's Holdings, Inc. Class A                          $     621,517
                                 8,316  Sterling Bancorp                                                163,825
                                 6,822  Stewart Information Services Corp.                              295,802
                                 2,833  Stifel Financial Corp. (a)                                      111,139
                                 3,076  Triad Guaranty, Inc. (a)                                        168,780
                                 2,191  WSFS Financial Corp.                                            146,644
                                   600  Wauwatosa Holdings, Inc. (a)                                     10,692
                                                                                                  -------------
                                                                                                      4,089,995
---------------------------------------------------------------------------------------------------------------
Foods - 0.9%                    12,600  Chiquita Brands International, Inc.                             201,222
                                 6,900  Diamond Foods, Inc.                                             131,169
                                16,384  Flowers Foods, Inc.                                             442,204
                                11,057  Hain Celestial Group, Inc. (a)                                  345,089
                                 4,300  J&J Snack Foods Corp.                                           178,020
                                 9,600  Lance, Inc.                                                     192,768
                                 3,300  M&F Worldwide Corp. (a)                                          83,358
                                   863  Maui Land & Pineapple Co., Inc. (a)                              29,273
                                 5,000  Medifast, Inc. (a)                                               62,900
                                17,600  NBTY, Inc. (a)                                                  731,632
                                10,100  Performance Food Group Co. (a)                                  279,164
                                12,800  Pilgrim's Pride Corp.                                           376,704
                                 3,000  Premium Standard Farms, Inc.                                     55,710
                                 9,595  Ralcorp Holdings, Inc. (a)                                      488,290
                                 6,550  Sanderson Farms, Inc.                                           198,400
                                   112  Seaboard Corp.                                                  197,680
                                14,657  Sensient Technologies Corp.                                     360,562
                                10,877  Tootsie Roll Industries, Inc.                                   355,678
                                 9,500  TreeHouse Foods, Inc. (a)                                       296,400
                                                                                                  -------------
                                                                                                      5,006,223
---------------------------------------------------------------------------------------------------------------
Forest Products - 0.1%           3,209  Deltic Timber Corp.                                             178,998
                                 6,334  Universal Forest Products, Inc.                                 295,291
                                                                                                  -------------
                                                                                                        474,289
---------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing            9,100  Ennis, Inc.                                                     222,586
Services - 0.1%                  5,645  The Standard Register Co.                                        67,740
                                                                                                  -------------
                                                                                                        290,326
---------------------------------------------------------------------------------------------------------------
Funeral Parlors &               33,324  Stewart Enterprises, Inc. Class A                               208,275
Cemeteries - 0.0%
---------------------------------------------------------------------------------------------------------------
Glass - 0.0%                    11,900  Apogee Enterprises, Inc.                                        229,789
---------------------------------------------------------------------------------------------------------------
Gold - 0.1%                     97,100  Coeur d'Alene Mines Corp. (a)                                   480,645
                                 5,300  Royal Gold, Inc. (e)                                            190,694
                                                                                                  -------------
                                                                                                        671,339
---------------------------------------------------------------------------------------------------------------
Health Care Facilities -         3,800  Capital Senior Living Corp. (a)                                  40,432
0.5%                             8,800  Five Star Quality Care, Inc. (a)                                 98,120
                                 7,300  Genesis HealthCare Corp. (a)                                    344,779
                                 8,990  Kindred Healthcare, Inc. (a)                                    226,997
                                 6,350  LCA-Vision, Inc. (e)                                            218,186
                                 3,700  Medcath Corp. (a)                                               101,232
                                 1,800  National Healthcare Corp.                                        99,360
                                17,400  Psychiatric Solutions, Inc. (a)                                 652,848

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 5,000  Radiation Therapy Services, Inc. (a)                      $     157,600
                                 5,800  Res-Care, Inc. (a)                                              105,270
                                10,200  Sun Healthcare Group, Inc. (a)                                  128,826
                                13,674  Sunrise Senior Living, Inc. (a)                                 420,065
                                15,950  United Surgical Partners International, Inc. (a)                452,183
                                                                                                  -------------
                                                                                                      3,045,898
---------------------------------------------------------------------------------------------------------------
Health Care Management          16,400  AMERIGROUP Corp. (a)                                            588,596
Services - 0.6%                 14,141  Allscripts Healthcare Solutions, Inc. (a)                       381,666
                                11,300  Amsurg Corp. (a)                                                259,900
                                12,400  Centene Corp. (a)                                               304,668
                                 4,100  Computer Programs & Systems, Inc.                               139,359
                                 2,485  Corvel Corp. (a)                                                118,211
                                16,431  Eclipsys Corp. (a)                                              337,821
                                 4,700  Healthspring, Inc. (a)                                           95,645
                                 7,200  Horizon Health Corp. (a)                                        140,904
                                 3,900  Molina Healthcare, Inc. (a)                                     126,789
                                 7,700  Omnicell, Inc. (a)                                              143,451
                                12,237  Per-Se Technologies, Inc. (a)                                   339,944
                                10,800  Phase Forward, Inc. (a)                                         161,784
                                 5,500  Vital Images, Inc. (a)                                          191,400
                                                                                                  -------------
                                                                                                      3,330,138
---------------------------------------------------------------------------------------------------------------
Health Care Services -           6,500  Adeza Biomedical Corp. (a)                                       96,915
0.5%                             3,600  Alliance Imaging, Inc. (a)                                       23,940
                                 5,866  Amedisys, Inc. (a)                                              192,815
                                13,400  Apria Healthcare Group, Inc. (a)                                357,110
                                 4,600  Bio-Reference Labs, Inc. (a)                                    103,454
                                10,912  Gentiva Health Services, Inc. (a)                               207,983
                                11,025  Healthcare Services Group                                       319,284
                                11,700  Healthways, Inc. (a)                                            558,207
                                12,700  Hythiam, Inc. (a)(e)                                            117,348
                                 2,000  LHC Group, Inc. (a)                                              57,020
                                 7,900  Matria Healthcare, Inc. (a)                                     226,967
                                   500  Nighthawk Radiology Holdings, Inc. (a)                           12,750
                                11,000  Odyssey HealthCare, Inc. (a)                                    145,860
                                 5,200  Symbion, Inc. (a)                                                96,252
                                 5,300  VistaCare, Inc. Class A (a)                                      53,795
                                                                                                  -------------
                                                                                                      2,569,700
---------------------------------------------------------------------------------------------------------------
Homebuilding - 0.3%             17,000  Hovnanian Enterprises, Inc. Class A (a)                         576,300
                                 5,460  Levitt Corp. Class A                                             66,830
                                 4,900  M/I Homes, Inc.                                                 187,131
                                 7,500  Meritage Homes Corp. (a)                                        357,900
                                   700  Orleans Homebuilders, Inc.                                       13,160
                                 6,062  Technical Olympic USA, Inc.                                      61,651
                                12,700  WCI Communities, Inc. (a)(e)                                    243,586
                                                                                                  -------------
                                                                                                      1,506,558
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%               6,500  Lodgian, Inc. (a)                                         $      88,400
                                 6,379  Marcus Corp.                                                    163,175
                                 7,900  Morgans Hotel Group Co. (a)                                     133,747
                                                                                                  -------------
                                                                                                        385,322
---------------------------------------------------------------------------------------------------------------
Household Furnishings -          4,900  American Woodmark Corp. (e)                                     205,065
0.4%                             9,900  Ethan Allen Interiors, Inc.                                     357,489
                                14,100  Furniture Brands International, Inc.                            228,843
                                 8,836  Haverty Furniture Cos., Inc.                                    130,773
                                 1,600  Hooker Furniture Corp.                                           25,056
                                17,200  La-Z-Boy, Inc. (e)                                              204,164
                                 5,000  Lifetime Brands, Inc.                                            82,150
                                 4,700  Sealy Corp.                                                      69,325
                                17,900  Select Comfort Corp. (a)                                        311,281
                                 4,800  Stanley Furniture Co., Inc.                                     102,960
                                15,800  Tempur-Pedic International, Inc. (a)                            323,268
                                                                                                  -------------
                                                                                                      2,040,374
---------------------------------------------------------------------------------------------------------------
Identification Control &         9,912  Advanced Energy Industries, Inc. (a)                            187,039
Filter Devices - 0.5%           15,341  Asyst Technologies, Inc. (a)                                    112,143
                                 3,100  Badger Meter, Inc.                                               85,870
                                 8,132  ESCO Technologies, Inc. (a)                                     369,518
                                 7,600  Flanders Corp. (a)                                               75,240
                                 2,219  The Gorman-Rupp Co.                                              82,027
                                22,228  L-1 Identity Solutions, Inc. (a)(h)                             336,310
                                 9,826  Mine Safety Appliances Co.                                      360,123
                                11,982  Paxar Corp. (a)                                                 276,305
                                 7,700  RAE Systems, Inc. (a)                                            24,640
                                 3,912  Robbins & Myers, Inc.                                           179,639
                                 9,727  Veeco Instruments, Inc. (a)                                     182,187
                                 5,996  Vicor Corp.                                                      66,616
                                 8,436  Watts Water Technologies, Inc. Class A                          346,804
                                10,517  X-Rite, Inc.                                                    129,359
                                                                                                  -------------
                                                                                                      2,813,820
---------------------------------------------------------------------------------------------------------------
Industrial Products -            7,000  Smith & Wesson Holding Corp. (a)                                 72,380
0.0%                             4,000  TAL International Group, Inc.                                   106,760
                                                                                                  -------------
                                                                                                        179,140
---------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%          21,500  American Equity Investment Life Holding Co.                     280,145
                                14,005  Delphi Financial Group Class A                                  566,642
                                 2,780  Great American Financial Resources, Inc.                         64,079
                                 1,042  Kansas City Life Insurance Co.                                   51,912
                                   662  National Western Life Insurance Co. Class A                     152,353
                                35,700  The Phoenix Cos., Inc.                                          567,273
                                 6,793  Presidential Life Corp.                                         149,106
                                11,300  Universal American Financial Corp. (a)                          210,632
                                                                                                  -------------
                                                                                                      2,042,142
---------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line -         10,240  Alfa Corp.                                                      192,614
0.4%                             2,986  CNA Surety Corp. (a)                                             64,199
                                 7,409  Crawford & Co. Class B                                           54,086

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 2,000  EMC Insurance Group, Inc.                                 $      68,240
                                 3,225  FBL Financial Group, Inc. Class A                               126,033
                                 8,400  HealthExtras, Inc. (a)                                          202,440
                                11,006  Hilb Rogal & Hobbs Co.                                          463,573
                                16,668  Horace Mann Educators Corp.                                     336,694
                                 1,240  Independence Holding Co.                                         27,069
                                11,100  Meadowbrook Insurance Group, Inc. (a)                           109,779
                                 2,297  Pico Holdings, Inc. (a)                                          79,867
                                13,255  Zenith National Insurance Corp.                                 621,792
                                                                                                  -------------
                                                                                                      2,346,386

---------------------------------------------------------------------------------------------------------------
Insurance:                      10,100  21st Century Insurance Group                                    178,265
Property-Casualty - 1.2%         4,550  Affirmative Insurance Holdings, Inc.                             74,028
                                 4,756  American Physicians Capital, Inc. (a)                           190,430
                                11,566  Argonaut Group, Inc. (a)                                        403,191
                                 4,032  Baldwin & Lyons, Inc. Class B                                   102,977
                                 4,500  Bristol West Holdings, Inc.                                      71,235
                                17,200  Commerce Group, Inc.                                            511,700
                                 3,400  Darwin Professional Underwriters, Inc. (a)                       79,730
                                 4,700  Direct General Corp.                                             97,008
                                 3,244  Donegal Group, Inc. Class A                                      63,550
                                 4,500  FPIC Insurance Group, Inc. (a)                                  175,365
                                 3,500  First Acceptance Corp. (a)                                       37,520
                                20,900  Fremont General Corp.                                           338,789
                                 4,362  Harleysville Group, Inc.                                        151,885
                                 6,600  Infinity Property & Casualty Corp.                              319,374
                                 1,500  James River Group, Inc. (a)(e)                                   48,480
                                 2,858  The Midland Co.                                                 119,893
                                   500  NYMAGIC, Inc.                                                    18,300
                                 4,100  National Interstate Corp.                                        99,630
                                 4,100  Navigators Group, Inc. (a)                                      197,538
                                 2,500  Odyssey Re Holdings Corp.                                        93,250
                                21,515  Ohio Casualty Corp.                                             641,362
                                10,206  PMA Capital Corp. Class A (a)                                    94,099
                                10,523  ProAssurance Corp. (a)                                          525,308
                                 6,754  RLI Corp.                                                       381,061
                                 1,900  SCPIE Holdings, Inc. (a)                                         49,666
                                 5,500  Safety Insurance Group, Inc.                                    278,905
                                 7,800  SeaBright Insurance Holdings, Inc. (a)                          140,478
                                 9,854  Selective Insurance Group                                       564,536
                                 3,512  State Auto Financial Corp.                                      121,972
                                 6,500  Tower Group, Inc.                                               201,955
                                 8,100  United Fire & Casualty Co.                                      285,525
                                                                                                  -------------
                                                                                                      6,657,005
---------------------------------------------------------------------------------------------------------------
Investment Management           24,856  Apollo Investment Corp.                                         556,782
Companies - 0.6%                14,139  Ares Capital Corp.                                              270,196
                                 8,800  Calamos Asset Management, Inc. Class A                          236,104
                                   500  Capital Southwest Corp.                                          63,120
                                 2,500  Cohen & Steers, Inc.                                            100,425
                                 2,796  GAMCO Investors, Inc. Class A                                   107,534

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                20,200  MCG Capital Corp.                                         $     410,464
                                 8,723  NGP Capital Resources Co.                                       146,110
                                12,000  National Financial Partners Corp.                               527,640
                                 3,200  Technology Investment Capital Corp.                              51,648
                                28,300  Waddell & Reed Financial, Inc. Class A                          774,288
                                                                                                  -------------
                                                                                                      3,244,311
---------------------------------------------------------------------------------------------------------------
Jewelry, Watches &              16,000  Fossil, Inc. (a)                                                361,280
Gemstones - 0.1%                 7,200  Movado Group, Inc.                                              208,800
                                                                                                  -------------
                                                                                                        570,080
---------------------------------------------------------------------------------------------------------------
Leisure Time - 0.3%              9,400  Bally Total Fitness Holding Corp. (a)(e)                         23,030
                                24,000  Callaway Golf Co.                                               345,840
                                 8,500  Great Wolf Resorts, Inc. (a)                                    118,660
                                12,800  K2, Inc. (a)                                                    168,832
                                 9,600  Life Time Fitness, Inc. (a)                                     465,696
                                19,900  Six Flags, Inc. (a)(e)                                          104,276
                                 2,300  Steinway Musical Instruments, Inc. (a)                           71,415
                                 9,556  Vail Resorts, Inc. (a)                                          428,300
                                 4,800  West Marine, Inc. (a)                                            82,896
                                                                                                  -------------
                                                                                                      1,808,945
---------------------------------------------------------------------------------------------------------------
Machinery & Engineering         14,190  Applied Industrial Technologies, Inc.                           373,339
- 0.1%
---------------------------------------------------------------------------------------------------------------
Machinery: Agricultural          3,450  Gehl Co. (a)                                                     94,978
- 0.1%                           5,013  Lindsay Manufacturing Co.                                       163,674
                                                                                                  -------------
                                                                                                        258,652
---------------------------------------------------------------------------------------------------------------
Machinery: Construction          7,600  ASV, Inc. (a)(e)                                                123,652
& Handling - 0.1%                5,417  Astec Industries, Inc. (a)                                      190,137
                                 1,587  NACCO Industries, Inc. Class A                                  216,784
                                                                                                  -------------
                                                                                                        530,573
---------------------------------------------------------------------------------------------------------------
Machinery: Engines -            17,000  Briggs & Stratton Corp.                                         458,150
0.1%                             4,500  Raser Techonologies, Inc. (a)(e)                                 27,540
                                                                                                  -------------
                                                                                                        485,690
---------------------------------------------------------------------------------------------------------------
Machinery:                       8,300  Actuant Corp. Class A                                           395,495
Industrial/Specialty -           5,000  Columbus McKinnon Corp. (a)                                     105,100
0.4%                             1,400  DXP Enterprises, Inc. (a)                                        49,056
                                 6,700  EnPro Industries, Inc. (a)                                      222,507
                                 3,970  Kadant, Inc. (a)                                                 96,789
                                 2,200  Middleby Corp. (a)                                              230,274
                                 9,310  Nordson Corp.                                                   463,917
                                 7,328  Tecumseh Products Co. Class A (a)                               123,843
                                 5,174  Tennant Co.                                                     150,046
                                 9,279  Woodward Governor Co.                                           368,469
                                                                                                  -------------
                                                                                                      2,205,496
---------------------------------------------------------------------------------------------------------------
Machinery: Oil Well              2,800  Allis-Chalmers Energy, Inc. (a)                                  64,512
Equipment & Services -           2,800  Basic Energy Services, Inc. (a)                                  69,020
1.0%                             7,502  CARBO Ceramics, Inc.                                            280,350
                                 7,300  Complete Production Services, Inc. (a)(h)                       154,760
                                 6,376  Dril-Quip, Inc. (a)                                             249,684

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 5,917  Gulf Island Fabrication, Inc.                             $     218,337
                                32,443  Hanover Compressor Co. (a)                                      612,848
                                 7,140  Hornbeck Offshore Services, Inc. (a)                            254,898
                                 6,449  Hydril Co. (a)                                                  484,900
                                22,346  Input/Output, Inc. (a)                                          304,576
                                 5,500  Lufkin Industries, Inc.                                         319,440
                                 5,800  NATCO Group, Inc. Class A (a)                                   184,904
                                28,320  Newpark Resources, Inc. (a)                                     204,187
                                15,700  Oil States International, Inc. (a)                              506,011
                                34,281  Parker Drilling Co. (a)                                         280,076
                                10,200  RPC, Inc.                                                       172,176
                                 8,900  Sulphco, Inc. (a)(e)                                             42,008
                                 2,100  Superior Well Services, Inc. (a)(e)                              53,676
                                   400  T-3 Energy Services, Inc. (a)                                     8,820
                                 5,100  Trico Marine Services, Inc. (a)                                 195,381
                                 1,900  Union Drilling, Inc. (a)                                         26,752
                                 9,826  Universal Compression Holdings, Inc. (a)                        610,293
                                 9,957  W-H Energy Services, Inc. (a)                                   484,806
                                                                                                  -------------
                                                                                                      5,782,415
---------------------------------------------------------------------------------------------------------------
Machinery: Specialty -          10,300  Bucyrus International, Inc.                                     533,128
0.2%                             4,000  Cascade Corp.                                                   211,600
                                 4,441  Semitool, Inc. (a)                                               59,110
                                 4,300  TurboChef Technologies, Inc. (a)(e)                              73,186
                                                                                                  -------------
                                                                                                        877,024
---------------------------------------------------------------------------------------------------------------
Manufactured Housing -           1,300  Cavco Industries, Inc. (a)                                       45,552
0.1%                            24,127  Champion Enterprises, Inc. (a)                                  225,829
                                 3,905  Palm Harbor Homes, Inc. (a)(e)                                   54,748
                                 2,201  Skyline Corp.                                                    88,524
                                                                                                  -------------
                                                                                                        414,653
---------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%            15,259  Federal Signal Corp.                                            244,754
                                 3,931  Standex International Corp.                                     118,441
                                                                                                  -------------
                                                                                                        363,195
---------------------------------------------------------------------------------------------------------------
Medical & Dental                 7,700  Abaxis, Inc. (a)                                                148,225
Instruments & Supplies -         5,600  Abiomed, Inc. (a)                                                78,960
2.2%                            17,700  Align Technology, Inc. (a)                                      247,269
                                21,600  American Medical Systems Holdings, Inc. (a)                     400,032
                                 3,400  Angiodynamics, Inc. (a)                                          73,066
                                 6,608  Arrow International, Inc.                                       233,791
                                 5,800  Bio-Rad Laboratories, Inc. Class A (a)                          478,616
                                 5,149  Biosite, Inc. (a)                                               251,529
                                17,300  Cepheid, Inc. (a)                                               147,050
                                 6,600  Cerus Corp. (a)                                                  38,676
                                 6,100  Conceptus, Inc. (a)                                             129,869
                                10,428  Conmed Corp. (a)                                                241,095
                                 9,800  Conor Medsystems, Inc. (a)                                      307,034
                                 8,169  Cyberonics, Inc. (a)(e)                                         168,608
                                 7,100  DJO, Inc. (a)                                                   304,022
                                 7,500  DexCom, Inc. (a)                                                 73,950

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 3,000  ev3, Inc. (a)                                             $      51,690
                                 5,500  FoxHollow Technologies, Inc. (a)                                118,690
                                 7,600  I-Flow Corp. (a)                                                113,620
                                 5,650  ICU Medical, Inc. (a)                                           229,842
                                 7,700  IRIS International, Inc. (a)                                     97,405
                                21,543  Immucor, Inc. (a)                                               629,702
                                 9,822  Invacare Corp.                                                  241,130
                                 8,640  Inverness Medical Innovations, Inc. (a)                         334,368
                                14,600  Kyphon, Inc. (a)                                                589,840
                                 2,678  Landauer, Inc.                                                  140,515
                                10,200  Lifecell Corp. (a)                                              246,228
                                 1,600  Medical Action Industries, Inc. (a)                              51,584
                                13,044  Mentor Corp.                                                    637,460
                                 6,700  Meridian Bioscience, Inc.                                       164,351
                                11,110  Merit Medical Systems, Inc. (a)                                 175,982
                                 6,937  Molecular Devices Corp. (a)                                     146,163
                                   500  Northstar Neuroscience, Inc. (a)                                  7,190
                                12,800  NuVasive, Inc. (a)                                              295,680
                                17,059  OraSure Technologies, Inc. (a)                                  140,907
                                12,698  Owens & Minor, Inc.                                             397,066
                                23,473  PSS World Medical, Inc. (a)                                     458,428
                                 5,300  Palomar Medical Technologies, Inc. (a)(e)                       268,551
                                 8,529  PolyMedica Corp.                                                344,657
                                 6,315  SonoSite, Inc. (a)                                              195,323
                                12,200  Spectranetic Corp. (a)                                          137,738
                                10,200  Stereotaxis, Inc. (a)                                           105,264
                                21,400  Steris Corp.                                                    538,638
                                 6,183  SurModics, Inc. (a)                                             192,415
                                10,000  Symmetry Medical, Inc. (a)                                      138,300
                                24,100  ThermoGenesis Corp. (a)                                         103,148
                                17,547  Thoratec Corp. (a)                                              308,476
                                 9,160  Ventana Medical Systems, Inc. (a)                               394,155
                                 9,700  Viasys Healthcare, Inc. (a)                                     269,854
                                 1,524  Vital Signs, Inc.                                                76,078
                                 9,876  West Pharmaceutical Services, Inc.                              505,947
                                12,800  Wright Medical Group, Inc. (a)                                  297,984
                                   600  Young Innovations, Inc.                                          19,980
                                                                                                  -------------
                                                                                                     12,486,141
---------------------------------------------------------------------------------------------------------------
Medical Services - 0.2%          4,600  Air Methods Corp. (a)                                           128,432
                                11,400  Magellan Health Services, Inc. (a)                              492,708
                                11,371  Option Care, Inc.                                               162,037
                                 9,297  Parexel International Corp. (a)                                 269,334
                                 7,395  RehabCare Group, Inc. (a)                                       109,816
                                                                                                  -------------
                                                                                                      1,162,327
---------------------------------------------------------------------------------------------------------------
Metal Fabricating - 0.7%         1,500  Ampco-Pittsburgh Corp.                                           50,220
                                 3,900  CIRCOR International, Inc.                                      143,481
                                   300  Compx International, Inc.                                         6,048
                                 3,200  Dynamic Materials Corp.                                          89,792

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 8,450  Encore Wire Corp. (e)                                     $     185,984
                                 5,800  Insteel Industries, Inc.                                        103,182
                                10,426  Kaydon Corp.                                                    414,329
                                 4,600  LB Foster Co. Class A (a)                                       119,186
                                 9,558  Lone Star Technologies, Inc. (a)                                462,703
                                32,660  Mueller Water Products, Inc. Series A                           485,654
                                 5,765  NN, Inc.                                                         71,659
                                12,010  Quanex Corp.                                                    415,426
                                 8,100  RBC Bearings, Inc. (a)                                          232,146
                                 6,913  RTI International Metals, Inc. (a)                              540,735
                                 8,293  Ryerson, Inc.                                                   208,071
                                 7,500  Superior Essex, Inc. (a)                                        249,375
                                 5,458  Valmont Industries, Inc.                                        302,864
                                                                                                  -------------
                                                                                                      4,080,855
---------------------------------------------------------------------------------------------------------------
Metals & Minerals                2,500  AM Castle & Co.                                                  63,625
Miscellaneous - 0.5%             6,873  AMCOL International Corp.                                       190,657
                                 7,211  Brush Engineered Materials, Inc. (a)                            243,515
                                13,836  Cleveland-Cliffs, Inc.                                          670,216
                                 9,100  Compass Minerals International, Inc.                            287,196
                                31,244  GrafTech International Ltd. (a)                                 216,208
                                43,900  Hecla Mining Co. (a)                                            336,274
                                 6,653  Minerals Technologies, Inc.                                     391,130
                                12,564  Stillwater Mining Co. (a)                                       156,924
                                                                                                  -------------
                                                                                                      2,555,745
---------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain           4,100  MGP Ingredients, Inc.                                            92,701
Processing - 0.0%
---------------------------------------------------------------------------------------------------------------
Miscellaneous Business &         2,600  Core-Mark Holdings Co., Inc. (a)                                 86,970
Consumer Discretionary -
0.0%
---------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer           7,200  Reddy Ice Holdings, Inc.                                        185,904
Staples - 0.0%
---------------------------------------------------------------------------------------------------------------
Miscellaneous Materials          8,450  Ceradyne, Inc. (a)                                              477,425
& Commodities - 0.2%            11,779  Symyx Technologies Inc. (a)                                     254,309
                                 6,789  WD-40 Co.                                                       236,732
                                                                                                  -------------
                                                                                                        968,466
---------------------------------------------------------------------------------------------------------------
Miscellaneous Materials          8,938  Insituform Technologies, Inc. Class A (a)                       231,137
& Processing - 0.2%              9,800  Metal Management, Inc.                                          370,930
                                 5,255  Rogers Corp. (a)                                                310,833
                                27,459  USEC, Inc. (a)                                                  349,278
                                 1,900  Xerium Technologies, Inc.                                        18,601
                                                                                                  -------------
                                                                                                      1,280,779
---------------------------------------------------------------------------------------------------------------
Miscellaneous Producer          27,200  BE Aerospace, Inc. (a)                                          698,496
Durables - 0.1%                 11,100  Blount International, Inc. (a)                                  149,406
                                                                                                  -------------
                                                                                                        847,902
---------------------------------------------------------------------------------------------------------------
Miscellaneous Technology         6,500  IHS, Inc. Class A (a)                                           256,620
- 0.1%                           2,700  iRobot Corp. (a)                                                 48,762
                                                                                                  -------------
                                                                                                        305,382
---------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -         4,800  Compass Diversified Trust                                        82,320
0.3%                            18,471  GenCorp, Inc. (a)(e)                                            258,963
                                 4,200  GenTek Inc. (a)                                                 145,278

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 7,594  Kaman Corp. Class A                                       $     170,030
                                 8,099  Lancaster Colony Corp.                                          358,867
                                 6,500  Raven Industries, Inc.                                          174,200
                                 1,765  Sequa Corp. Class A (a)                                         203,081
                                                                                                  -------------
                                                                                                      1,392,739
---------------------------------------------------------------------------------------------------------------
Office Furniture &              14,300  ACCO Brands Corp. (a)(h)                                        378,521
Business Equipment -            22,200  Herman Miller, Inc.                                             807,192
0.3%                             8,274  Kimball International, Inc. Class B                             201,058
                                 9,400  Knoll, Inc.                                                     206,800
                                 9,840  Presstek, Inc. (a)                                               62,582
                                                                                                  -------------
                                                                                                      1,656,153
---------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.1%         8,554  Atwood Oceanics, Inc. (a)                                       418,889
                                 3,000  Bois d'Arc Energy, Inc. (a)                                      43,890
                                 5,700  Hercules Offshore, Inc. (a)                                     164,730
                                                                                                  -------------
                                                                                                        627,509
---------------------------------------------------------------------------------------------------------------
Oil: Crude Producers -           7,400  ATP Oil & Gas Corp. (a)                                         292,818
1.7%                             2,800  Arena Resources, Inc. (a)                                       119,588
                                 6,650  Atlas America, Inc. (a)                                         338,950
                                18,100  Aurora Oil & Gas Corp. (a)                                       58,101
                                13,002  Berry Petroleum Co. Class A                                     403,192
                                 8,600  Bill Barrett Corp. (a)                                          234,006
                                19,300  Brigham Exploration Co. (a)                                     141,083
                                 6,000  Bronco Drilling Co., Inc. (a)                                   103,140
                                 5,600  Callon Petroleum Co. (a)                                         84,168
                                 5,600  Carrizo Oil & Gas, Inc. (a)                                     162,512
                                 2,400  Clayton Williams Energy, Inc. (a)                                87,144
                                13,657  Comstock Resources, Inc. (a)                                    424,186
                                   800  Delek US Holdings, Inc.                                          13,112
                                13,900  EXCO Resources, Inc. (a)                                        235,049
                                 7,300  Edge Petroleum Corp. (a)                                        133,152
                                18,800  Encore Acquisition Co. (a)                                      461,164
                                14,300  Energy Partners Ltd. (a)                                        349,206
                                12,000  The Exploration Co. of Delaware, Inc. (a)                       160,080
                                21,900  Gasco Energy, Inc. (a)(e)                                        53,655
                                 5,700  GeoGlobal Resources, Inc. (a)                                    44,745
                                 4,200  Goodrich Petroleum Corp. (a)                                    151,956
                                61,643  Grey Wolf, Inc. (a)                                             422,871
                                 1,000  Gulfport Energy Corp. (a)                                        13,590
                                12,700  Harvest Natural Resources, Inc. (a)                             135,001
                                 8,983  Houston Exploration Co. (a)                                     465,140
                                23,200  Mariner Energy, Inc. (a)                                        454,720
                                 9,900  McMoRan Exploration Co. (a)(e)                                  140,778
                                27,511  Meridian Resource Corp. (a)                                      85,009
                                12,800  Parallel Petroleum Corp. (a)                                    224,896
                                45,062  PetroHawk Energy Corp. (a)                                      518,213
                                 6,300  Petroleum Development Corp. (a)                                 271,215
                                13,000  Petroquest Energy, Inc. (a)                                     165,620
                                12,300  Pioneer Drilling Co. (a)                                        163,344

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 8,900  Quest Resource Corp. (a)                                  $      89,890
                                 4,949  Resource America, Inc. Class A                                  130,654
                                15,600  Rosetta Resources, Inc. (a)                                     291,252
                                 8,578  Stone Energy Corp. (a)                                          303,232
                                 9,217  Swift Energy Co. (a)                                            413,014
                                 4,300  Toreador Resources Corp. (a)                                    110,811
                                20,000  Transmeridian Exploration, Inc. (a)                              69,000
                                 6,210  VeraSun Energy Corp. (a)(e)                                     122,648
                                16,400  Warren Resources, Inc. (a)                                      192,208
                                 6,500  Western Refining, Inc.                                          165,490
                                11,710  Whiting Petroleum Corp. (a)                                     545,686
                                                                                                  -------------
                                                                                                      9,545,289
---------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic        19,500  Delta Petroleum Corp. (a)(e)                                    450,645
- 0.2%                           3,400  GMX Resources Inc. (a)                                          120,700
                                 4,500  Giant Industries, Inc. (a)                                      337,275
                                                                                                  -------------
                                                                                                        908,620
---------------------------------------------------------------------------------------------------------------
Oil: Integrated                 21,700  Vaalco Energy, Inc. (a)                                         146,475
International - 0.0%
---------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.2%        16,576  Ferro Corp.                                                     342,957
                                20,380  H.B. Fuller Co.                                                 526,212
                                 1,693  Kronos Worldwide, Inc.                                           55,124
                                                                                                  -------------
                                                                                                        924,293
---------------------------------------------------------------------------------------------------------------
Paper - 0.4%                     9,726  Albany International Corp. Class A                              320,083
                                16,800  Bowater, Inc.                                                   378,000
                                 7,698  Buckeye Technologies, Inc. (a)                                   92,222
                                 9,974  Caraustar Industries, Inc. (a)                                   80,690
                                 8,892  Chesapeake Corp.                                                151,342
                                 8,600  Mercer International, Inc.-Sbi (a)(e)                           102,082
                                 4,700  Neenah Paper, Inc.                                              166,004
                                14,101  P.H. Glatfelter Co.                                             218,566
                                 8,080  Rock-Tenn Co. Class A                                           219,049
                                14,242  Wausau Paper Corp.                                              213,488
                                                                                                  -------------
                                                                                                      1,941,526
---------------------------------------------------------------------------------------------------------------
Plastics - 0.1%                  5,600  The Lamson & Sessions Co. (a)                                   135,856
                                 4,300  PW Eagle, Inc. (e)                                              148,350
                                12,354  Spartech Corp.                                                  323,922
                                                                                                  -------------
                                                                                                        608,128
---------------------------------------------------------------------------------------------------------------
Pollution Control &              5,600  American Ecology Corp.                                          103,656
Environmental Services -         4,300  Basin Water, Inc. (a)(e)                                         29,111
0.1%                            19,000  Darling International, Inc. (a)                                 104,690
                                14,546  Headwaters, Inc. (a)                                            348,522
                                 3,100  Team, Inc. (a)                                                  107,973
                                                                                                  -------------
                                                                                                        693,952
---------------------------------------------------------------------------------------------------------------
Power Transmission               9,751  Regal-Beloit Corp.                                              512,025
Equipment - 0.1%
---------------------------------------------------------------------------------------------------------------
Printing & Copying              12,882  Bowne & Co., Inc.                                               205,339
Services - 0.1%                 16,900  Cenveo, Inc. (a)                                                358,280
                                 6,900  Schawk, Inc.                                                    134,826
                                                                                                  -------------
                                                                                                        698,445
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Production Technology           12,457  ATMI, Inc. (a)(h)                                         $     380,312
Equipment - 1.1%                37,800  Axcelis Technologies, Inc. (a)                                  220,374
                                23,678  Brooks Automation, Inc. (a)                                     340,963
                                14,556  Cognex Corp.                                                    346,724
                                40,468  Credence Systems Corp. (a)                                      210,434
                                12,000  Cymer, Inc. (a)(h)                                              527,400
                                 6,331  Dionex Corp. (a)                                                359,031
                                11,161  Electro Scientific Industries, Inc. (a)                         224,783
                                16,700  Emcore Corp. (a)(e)                                              92,351
                                43,499  Entegris, Inc. (a)                                              470,659
                                 7,690  Esterline Technologies Corp. (a)                                309,369
                                 9,255  FEI Co. (a)                                                     244,054
                                 8,000  Intevac, Inc. (a)                                               207,600
                                22,256  Kulicke & Soffa Industries, Inc. (a)                            186,950
                                24,503  LTX Corp. (a)                                                   137,217
                                 6,200  MTS Systems Corp.                                               239,444
                                20,299  Mattson Technology, Inc. (a)                                    189,187
                                 7,462  Photon Dynamics, Inc. (a)                                        87,231
                                11,979  Photronics, Inc. (a)                                            195,737
                                 5,600  Rofin-Sinar Technologies, Inc. (a)                              338,576
                                10,073  Rudolph Technologies, Inc. (a)                                  160,362
                                 8,490  Ultratech, Inc. (a)                                             105,955
                                18,113  Varian Semiconductor Equipment Associates, Inc. (a)             824,504
                                                                                                  -------------
                                                                                                      6,399,217
---------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous        8,394  Banta Corp.                                                     305,542
- 0.4%                           4,000  Consolidated Graphics, Inc. (a)                                 236,280
                                 2,150  Courier Corp.                                                    83,785
                                 5,940  GateHouse Media, Inc.                                           110,246
                                 7,982  Martha Stewart Living Omnimedia, Inc. Class A                   174,806
                                 9,907  Playboy Enterprises, Inc. Class B (a)                           113,534
                                56,100  Primedia, Inc. (a)                                               94,809
                                 2,800  Private Media Group, Inc. (a)                                    11,284
                                34,900  The Reader's Digest Association, Inc. Class A                   582,830
                                11,960  Scholastic Corp. (a)                                            428,646
                                                                                                  -------------
                                                                                                      2,141,762
---------------------------------------------------------------------------------------------------------------
Publishing: Newspapers -        29,800  Belo Corp. Class A                                              547,426
0.3%                            11,100  Journal Communications, Inc. Class A                            139,971
                                14,033  Journal Register Co.                                            102,441
                                14,700  Lee Enterprises, Inc.                                           456,582
                                 8,400  Media General, Inc. Class A                                     312,228
                                29,629  Sun-Times Media Group, Inc.                                     145,478
                                                                                                  -------------
                                                                                                      1,704,126
---------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters         15,700  CKX, Inc. (a)                                                   184,161
- 0.4%                          11,700  Citadel Broadcasting Corp.                                      116,532
                                17,800  Cox Radio, Inc. Class A (a)                                     290,140
                                16,000  Cumulus Media, Inc. Class A (a)                                 166,240
                                12,000  Emmis Communications Corp. Class A                               98,880
                                 9,500  Entercom Communications Corp.                                   267,710

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 1,500  Fisher Communications, Inc. (a)                           $      66,315
                                18,200  Gray Television, Inc.                                           133,406
                                11,000  Lin TV Corp. Class A (a)                                        109,450
                                 4,200  Outdoor Channel Holdings, Inc. (a)                               53,886
                                24,200  Radio One, Inc. Class D (a)                                     163,108
                                 3,183  Salem Communications Corp. Class A                               38,037
                                19,064  Sinclair Broadcast Group, Inc. Class A                          200,172
                                14,884  Spanish Broadcasting System, Inc. Class A (a)                    61,173
                                18,900  Westwood One, Inc.                                              133,434
                                 9,396  World Wrestling Entertainment, Inc.                             153,155
                                                                                                  -------------
                                                                                                      2,235,799
---------------------------------------------------------------------------------------------------------------
Railroad Equipment -             1,700  American Railcar Industries, Inc.                                57,868
0.2%                             4,700  Freightcar America, Inc.                                        260,615
                                 4,500  Greenbrier Cos., Inc.                                           135,000
                                15,339  Westinghouse Air Brake Technologies Corp.                       465,999
                                                                                                  -------------
                                                                                                        919,482
---------------------------------------------------------------------------------------------------------------
Railroads - 0.2%                11,181  Florida East Coast Industries, Inc.                             666,388
                                11,475  Genesee & Wyoming, Inc. Class A (a)                             301,104
                                12,302  RailAmerica, Inc. (a)                                           197,816
                                                                                                  -------------
                                                                                                      1,165,308
---------------------------------------------------------------------------------------------------------------
Real Estate - 0.1%               1,200  AMREP Corp. (e)                                                 147,000
                                 1,800  Avatar Holdings, Inc. (a)(e)                                    145,530
                                 5,500  Bluegreen Corp. (a)                                              70,565
                                 3,200  California Coastal Communities, Inc. (a)                         68,640
                                 1,800  Consolidated-Tomoka Land Co.                                    130,320
                                 4,800  Housevalues, Inc. (a)(e)                                         27,024
                                 5,200  Newkirk Realty Trust, Inc.                                       93,808
                                 2,715  Tejon Ranch Co. (a)                                             151,606
                                                                                                  -------------
                                                                                                        834,493
---------------------------------------------------------------------------------------------------------------
Real Estate Investment          10,001  Acadia Realty Trust                                             250,225
Trusts (REITs) - 5.8%            9,800  Affordable Residential Communities Inc. (a)                     114,170
                                 3,800  Agree Realty Corp.                                              130,606
                                   567  Alexander's, Inc. (a)                                           237,942
                                 9,276  Alexandria Real Estate Equities, Inc.                           931,310
                                 7,250  American Campus Communities, Inc.                               206,408
                                39,600  American Financial Realty Trust (h)                             453,024
                                13,987  American Home Mortgage Investment Corp. (h)                     491,223
                                22,200  Anthracite Capital, Inc. (h)                                    282,606
                                14,400  Anworth Mortgage Asset Corp.                                    136,944
                                 5,500  Arbor Realty Trust, Inc.                                        165,495
                                19,000  Ashford Hospitality Trust, Inc. (h)                             236,550
                                20,720  BioMed Realty Trust, Inc.                                       592,592
                                14,700  Capital Lease Funding, Inc.                                     170,520
                                 2,700  Capital Trust, Inc.                                             134,838
                                 7,300  Cedar Shopping Centers, Inc.                                    116,143
                                 3,500  CentraCore Properties Trust                                     113,155

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                12,000  Corporate Office Properties Trust (h)                     $     605,640
                                12,100  Cousins Properties, Inc.                                        426,767
                                24,200  Crescent Real Estate EQT Co. (h)                                477,950
                                14,600  Deerfield Triarc Capital Corp.                                  247,178
                                19,300  DiamondRock Hospitality Co.                                     347,593
                                 6,840  Digital Realty Trust, Inc.                                      234,133
                                 7,027  Eastgroup Properties, Inc.                                      376,366
                                11,200  Education Realty Trust, Inc.                                    165,424
                                 8,580  Entertainment Properties Trust                                  501,415
                                17,240  Equity Inns, Inc.                                               275,150
                                 6,494  Equity Lifestyle Properties, Inc.                               353,468
                                11,000  Equity One, Inc.                                                293,260
                                14,750  Extra Space Storage, Inc.                                       269,335
                                18,470  FelCor Lodging Trust, Inc.                                      403,385
                                20,000  Fieldstone Investment Corp.                                      87,600
                                15,100  First Industrial Realty Trust, Inc.                             708,039
                                 6,800  First Potomac Realty Trust                                      197,948
                                15,500  Franklin Street Properties Corp.                                326,275
                                46,600  Friedman Billings Ramsey Group, Inc. Class A                    372,800
                                12,590  GMH Communities Trust                                           127,789
                                 5,200  Getty Realty Corp.                                              160,680
                                11,656  Glimcher Realty Trust                                           311,332
                                 3,950  Gramercy Capital Corp.                                          122,016
                                15,000  Healthcare Realty Trust, Inc.                                   593,100
                                13,600  Hersha Hospitality Trust                                        154,224
                                17,300  Highland Hospitality Corp.                                      246,525
                                16,900  Highwoods Properties, Inc.                                      688,844
                                10,720  Home Properties, Inc.                                           635,374
                                17,000  HomeBanc Corp.                                                   71,910
                                24,100  IMPAC Mortgage Holdings, Inc.                                   212,080
                                21,400  Inland Real Estate Corp.                                        400,608
                                13,692  Innkeepers USA Trust                                            212,226
                                14,800  Investors Real Estate Trust                                     151,848
                                 6,000  JER Investors Trust, Inc.                                       124,020
                                25,000  KKR Financial Corp.                                             669,750
                                 7,240  Kite Realty Group Trust                                         134,809
                                 6,800  LTC Properties, Inc.                                            185,708
                                13,320  LaSalle Hotel Properties                                        610,722
                                21,332  Lexington Corporate Properties Trust                            478,263
                                25,990  Longview Fibre Co.                                              570,481
                                17,200  Luminent Mortgage Capital, Inc.                                 167,012
                                25,100  MFA Mortgage Investments, Inc.                                  193,019
                                13,700  Maguire Properties, Inc.                                        548,000
                                16,200  Medical Properties Trust, Inc.                                  247,860
                                 8,529  Mid-America Apartment Communities, Inc.                         488,200
                                17,600  The Mills Corp.                                                 352,000
                                 9,250  MortgageIT Holdings, Inc.                                       136,438
                                 7,429  National Health Investors, Inc.                                 245,157

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                17,775  National Retail Properties, Inc.                          $     407,936
                                25,559  Nationwide Health Properties, Inc.                              772,393
                                13,900  Newcastle Investment Corp.                                      435,348
                                13,400  NorthStar Realty Finance Corp.                                  222,038
                                10,400  Novastar Financial, Inc. (e)                                    277,160
                                18,400  Omega Healthcare Investors, Inc.                                326,048
                                 5,308  PS Business Parks, Inc.                                         375,329
                                 3,804  Parkway Properties, Inc.                                        194,042
                                11,632  Pennsylvania Real Estate Investment Trust                       458,068
                                13,386  Post Properties, Inc.                                           611,740
                                13,247  Potlatch Corp.                                                  580,484
                                16,620  RAIT Investment Trust                                           573,058
                                 7,000  Ramco-Gershenson Properties Trust                               266,980
                                31,600  Realty Income Corp.                                             875,320
                                 6,195  Redwood Trust, Inc.                                             359,806
                                12,500  Republic Property Trust (e)                                     144,250
                                 3,422  Saul Centers, Inc.                                              188,860
                                20,214  Senior Housing Properties Trust                                 494,839
                                 6,704  Sovran Self Storage, Inc.                                       384,005
                                33,300  Spirit Finance Corp.                                            415,251
                                24,900  Strategic Hotel Capital, Inc.                                   542,571
                                 7,243  Sun Communities, Inc.                                           234,383
                                18,900  Sunstone Hotel Investors, Inc.                                  505,197
                                 9,822  Tanger Factory Outlet Centers, Inc.                             383,844
                                 2,875  Tarragon Corp.                                                   34,989
                                21,400  Trustreet Properties, Inc.                                      360,590
                                13,470  U-Store-It Trust                                                276,809
                                 3,927  Universal Health Realty Income Trust                            153,074
                                 6,700  Urstadt Biddle Properties, Inc. Class A                         127,903
                                15,065  Washington Real Estate Investment Trust                         602,600
                                 8,255  Winston Hotels, Inc.                                            109,379
                                 2,300  Winthrop Realty Trust, Inc.                                      15,755
                                                                                                  -------------
                                                                                                     32,383,521
---------------------------------------------------------------------------------------------------------------
Recreational Vehicles &          5,643  Arctic Cat, Inc.                                                 99,260
Boats - 0.2%                    20,199  Fleetwood Enterprises, Inc. (a)                                 159,774
                                 2,075  Marine Products Corp.                                            24,361
                                 8,524  Monaco Coach Corp.                                              120,700
                                12,700  Polaris Industries, Inc. (e)                                    594,741
                                10,690  Winnebago Industries, Inc. (e)                                  351,808
                                                                                                  -------------
                                                                                                      1,350,644
---------------------------------------------------------------------------------------------------------------
Rental & Leasing                 3,853  Electro Rent Corp. (a)                                           64,345
Services: Commercial -           4,800  H&E Equipment Services, Inc. (a)                                118,896
0.1%                             2,000  Interpool, Inc.                                                  46,720
                                 2,000  Marlin Business Services, Inc. (a)                               48,060
                                 6,210  McGrath RentCorp                                                190,212
                                11,200  Williams Scotsman International, Inc. (a)                       219,744
                                                                                                  -------------
                                                                                                        687,977
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Rental & Leasing                13,493  Aaron Rents, Inc.                                         $     388,329
Services: Consumer -             3,400  Amerco, Inc. (a)                                                295,834
0.3%                             7,795  Dollar Thrifty Automotive Group (a)                             355,530
                                23,400  Rent-A-Center, Inc. (a)                                         690,534
                                                                                                  -------------
                                                                                                      1,730,227
---------------------------------------------------------------------------------------------------------------
Restaurants - 1.5%              11,100  AFC Enterprises, Inc. (a)                                       196,137
                                22,500  Applebee's International, Inc.                                  555,075
                                 3,800  BJ's Restaurants, Inc. (a)                                       76,798
                                13,380  Bob Evans Farms, Inc.                                           457,864
                                 3,225  Buffalo Wild Wings, Inc. (a)                                    171,570
                                 9,000  CBRL Group, Inc.                                                402,840
                                10,550  CEC Entertainment, Inc. (a)                                     424,637
                                18,400  CKE Restaurants, Inc.                                           338,560
                                 6,700  California Pizza Kitchen, Inc. (a)                              223,177
                                 8,200  Chipotle Mexican Grill, Inc. Class B (a)                        426,400
                                 7,200  Cosi, Inc. (a)                                                   36,648
                                30,100  Denny's Corp. (a)                                               141,169
                                11,250  Domino's Pizza, Inc.                                            315,000
                                 5,848  IHOP Corp.                                                      308,190
                                11,218  Jack in the Box, Inc. (a)                                       684,747
                                17,400  Krispy Kreme Doughnuts, Inc. (a)(e)                             193,140
                                 5,496  Landry's Restaurants, Inc.                                      165,375
                                 6,800  Luby's, Inc. (a)                                                 74,052
                                 2,400  McCormick & Schmick's Seafood Restaurants, Inc. (a)              57,696
                                   600  Morton's Restaurant Group, Inc. (a)                               9,990
                                10,184  O'Charleys, Inc. (a)                                            216,716
                                 7,608  PF Chang's China Bistro, Inc. (a)                               291,995
                                 7,696  Papa John's International, Inc. (a)                             223,261
                                12,777  Rare Hospitality International, Inc. (a)                        420,747
                                 6,300  Red Robin Gourmet Burgers, Inc. (a)                             225,855
                                17,800  Ruby Tuesday, Inc.                                              488,432
                                 7,800  Ruth's Chris Steak House, Inc. (a)                              142,584
                                23,320  Sonic Corp. (a)                                                 558,514
                                 8,228  The Steak n Shake Co. (a)                                       144,813
                                15,000  Texas Roadhouse, Inc. Class A (a)                               198,900
                                18,450  Triarc Cos.                                                     369,000
                                                                                                  -------------
                                                                                                      8,539,882
---------------------------------------------------------------------------------------------------------------
Retail - 3.3%                    7,924  1-800-FLOWERS.COM, Inc. Class A (a)                              48,812
                                13,500  99 Cents Only Stores (a)                                        164,295
                                 6,700  AC Moore Arts & Crafts, Inc. (a)                                145,189
                                17,250  Aeropostale, Inc. (a)                                           532,508
                                 5,050  America's Car Mart, Inc. (a)                                     59,893
                                 2,500  Asbury Automotive Group, Inc.                                    58,900
                                 9,000  Big 5 Sporting Goods Corp.                                      219,780
                                35,500  Big Lots, Inc. (a)                                              813,660
                                60,400  Blockbuster, Inc. Class A (a)                                   319,516
                                 5,800  Blue Nile, Inc. (a)(e)                                          213,962

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 3,100  The Bon-Ton Stores, Inc.                                  $     107,415
                                 6,600  Books-A-Million, Inc.                                           149,688
                                19,500  Borders Group, Inc.                                             435,825
                                 9,018  Brown Shoe Co., Inc.                                            430,519
                                 2,249  The Buckle, Inc.                                                114,362
                                 3,800  Build-A-Bear Workshop, Inc. (a)(e)                              106,476
                                 6,700  bebe Stores, Inc.                                               132,593
                                13,934  CSK Auto Corp. (a)                                              238,968
                                 8,500  Cabela's, Inc. Class A (a)(e)                                   205,105
                                 3,850  Cache, Inc. (a)                                                  97,174
                                12,400  Casual Male Retail Group, Inc. (a)                              161,820
                                10,995  The Cato Corp. Class A                                          251,895
                                 6,100  Central Garden and Pet Co. (a)                                  295,362
                                 6,100  Charlotte Russe Holding, Inc. (a)                               187,575
                                40,840  Charming Shoppes, Inc. (a)                                      552,565
                                 7,385  The Children's Place Retail Stores, Inc. (a)                    469,095
                                11,528  Christopher & Banks Corp.                                       215,112
                                 1,500  Conn's, Inc. (a)                                                 34,905
                                 9,276  Cost Plus, Inc. (a)                                              95,543
                                   500  DEB Shops, Inc.                                                  13,200
                                16,790  Dress Barn, Inc. (a)                                            391,711
                                 6,709  dELiA*s, Inc. (a)                                                70,377
                                18,700  drugstore.com, Inc. (a)                                          68,442
                                10,200  Ezcorp, Inc. (a)                                                165,750
                                 3,900  FTD Group, Inc. (a)                                              69,771
                                15,635  Fred's, Inc.                                                    188,245
                                11,300  GSI Commerce, Inc. (a)                                          211,875
                                 7,500  Gaiam, Inc. (a)                                                 102,600
                                 7,338  Genesco, Inc. (a)                                               273,707
                                17,400  Global Imaging Systems, Inc. (a)                                381,930
                                 7,732  Group 1 Automotive, Inc.                                        399,899
                                 7,939  Guitar Center, Inc. (a)                                         360,907
                                10,258  Gymboree Corp. (a)                                              391,445
                                15,581  HOT Topic, Inc. (a)                                             207,851
                                13,575  Hibbett Sporting Goods, Inc. (a)                                414,445
                                18,098  Insight Enterprises, Inc. (a)                                   341,509
                                 7,605  Jo-Ann Stores, Inc. (a)                                         187,083
                                 5,133  Jos. A. Bank Clothiers, Inc. (a)                                150,654
                                 1,288  Lawson Products, Inc.                                            59,106
                                 5,300  Lithia Motors, Inc. Class A                                     152,428
                                 6,700  MarineMax, Inc. (a)                                             173,731
                                15,100  Men's Wearhouse, Inc.                                           577,726
                                 4,900  New York & Co. (a)                                               64,092
                                 4,800  Overstock.com, Inc. (a)(e)                                       75,840
                                15,510  PEP Boys-Manny, Moe & Jack                                      230,479
                                22,500  Pacific Sunwear of California, Inc. (a)                         440,550
                                 8,100  The Pantry, Inc. (a)                                            379,404
                                21,100  Payless Shoesource, Inc. (a)                                    692,502
                                 8,200  PetMed Express, Inc. (a)                                        109,470

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                27,599  Pier 1 Imports, Inc.                                      $     164,214
                                 9,316  Priceline.com, Inc. (a)                                         406,271
                                13,300  Restoration Hardware, Inc. (a)                                  113,183
                                 6,700  Retail Ventures, Inc. (a)                                       127,568
                                 8,800  Rush Enterprises, Inc. Class A (a)                              148,896
                                 3,747  Russ Berrie & Co., Inc. (a)                                      57,891
                                 7,254  School Specialty, Inc. (a)                                      271,952
                                 8,700  Sonic Automotive, Inc.                                          252,648
                                 8,400  Stage Stores, Inc.                                              255,276
                                 7,303  Stamps.com, Inc. (a)                                            115,022
                                 7,824  Stein Mart, Inc.                                                103,746
                                 7,300  Talbots, Inc.                                                   175,930
                                10,390  Tuesday Morning Corp.                                           161,565
                                10,366  Tween Brands, Inc. (a)                                          413,914
                                13,980  United Natural Foods, Inc. (a)                                  502,162
                                 9,856  ValueVision Media, Inc. Class A (a)                             129,508
                                 3,100  Volcom, Inc. (a)                                                 91,667
                                18,300  The Wet Seal, Inc. Class A (a)                                  122,061
                                15,300  Zale Corp. (a)                                                  431,613
                                 4,000  Zumiez, Inc. (a)                                                118,160
                                                                                                  -------------
                                                                                                     18,368,488
---------------------------------------------------------------------------------------------------------------
Savings & Loan - 1.6%            6,237  Anchor Bancorp Wisconsin, Inc.                                  179,750
                                 8,750  BFC Financial Corp. (a)                                          55,912
                                23,438  Bank Mutual Corp.                                               283,834
                                18,142  BankAtlantic Bancorp, Inc. Class A                              250,541
                                 9,073  BankUnited Financial Corp. Class A                              253,681
                                 2,600  Berkshire Hills Bancorp, Inc.                                    86,996
                                23,487  Brookline Bancorp, Inc.                                         309,324
                                   500  Charter Financial Corp.                                          25,760
                                 1,500  Citizens First Bancorp, Inc.                                     46,110
                                 4,842  Coastal Financial Corp.                                          80,910
                                 9,549  Dime Community Bancshares, Inc.                                 133,781
                                 6,400  Downey Financial Corp.                                          464,512
                                 9,522  Fidelity Bankshares, Inc.                                       377,738
                                 3,826  First Financial Holdings, Inc.                                  149,903
                                 5,800  First Indiana Corp.                                             147,088
                                39,653  First Niagara Financial Group, Inc.                             589,244
                                 3,100  First Place Financial Corp.                                      72,819
                                 8,150  First Republic Bank                                             318,502
                                 4,800  FirstFed Financial Corp. (a)                                    321,456
                                11,250  Flagstar Bancorp, Inc.                                          166,950
                                 7,875  Flushing Financial Corp.                                        134,426
                                 2,978  Great Southern Bancorp, Inc.                                     87,881
                                 3,750  Horizon Financial Corp.                                          90,225
                                 3,050  IBERIABANK Corp.                                                180,102
                                 1,800  ITLA Capital Corp.                                              104,238
                                 9,100  KNBT Bancorp, Inc.                                              152,243
                                 6,600  Kearny Financial Corp.                                          105,996

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                10,960  MAF Bancorp, Inc.                                         $     489,802
                                   300  NASB Financial, Inc.                                             12,369
                                20,811  Netbank, Inc.                                                    96,563
                                34,900  NewAlliance Bancshares, Inc.                                    572,360
                                 4,867  Northwest Bancorp, Inc.                                         133,648
                                 3,296  OceanFirst Financial Corp.                                       75,577
                                13,965  Ocwen Financial Corp. (a)                                       221,485
                                 8,211  PFF Bancorp, Inc.                                               283,362
                                14,228  Partners Trust Financial Group, Inc.                            165,614
                                 3,000  Pennfed Financial Services, Inc.                                 57,960
                                23,958  Provident Financial Services, Inc.                              434,359
                                12,689  Provident New York Bancorp                                      190,081
                                 3,200  Rockville Financial, Inc.                                        57,120
                                12,953  Sterling Financial Corp.                                        437,941
                                 4,200  Texas United Bancshares, Inc.                                   144,228
                                 5,800  TierOne Corp.                                                   183,338
                                 8,561  United Community Financial Corp.                                104,787
                                34,533  W Holding Co., Inc.                                             205,817
                                   400  Westfield Financial, Inc.                                        13,840
                                 7,400  Willow Grove Bancorp, Inc.                                      110,408
                                                                                                  -------------
                                                                                                      9,160,581
---------------------------------------------------------------------------------------------------------------
Scientific Equipment &          12,835  Newport Corp. (a)                                               268,893
Suppliers - 0.1%                10,335  Varian, Inc. (a)                                                462,905
                                                                                                  -------------
                                                                                                        731,798
---------------------------------------------------------------------------------------------------------------
Securities Brokerage &          16,545  CharterMac                                                      355,221
Services - 0.4%                  4,600  GFI Group, Inc. (a)                                             286,396
                                 4,200  Gladstone Investment Corp.                                       64,302
                                33,600  Knight Capital Group, Inc. Class A (a)(h)                       644,112
                                16,800  LaBranche & Co., Inc. (a)                                       165,144
                                13,800  MarketAxess Holdings, Inc. (a)                                  187,266
                                 6,600  optionsXpress Holdings, Inc.                                    149,754
                                 3,900  Penson Worldwide, Inc. (a)                                      106,899
                                 5,004  SWS Group, Inc.                                                 178,643
                                 3,800  Thomas Weisel Partners Group, Inc. (a)                           80,180
                                                                                                  -------------
                                                                                                      2,217,917
---------------------------------------------------------------------------------------------------------------
Services: Commercial -          13,870  ABM Industries, Inc. (h)                                        314,988
2.9%                             9,405  AMN Healthcare Services, Inc. (a)                               259,014
                                 7,261  Administaff, Inc.                                               310,553
                                 7,000  The Advisory Board Co. (a)                                      374,780
                                 5,700  Ambassadors Group, Inc.                                         172,995
                                 1,100  Ambassadors International, Inc.                                  50,182
                                   700  Barrett Business Services                                        16,394
                                24,253  CBIZ, Inc. (a)                                                  169,043
                                 5,601  CDI Corp.                                                       139,465
                                 4,700  CRA International, Inc. (a)                                     246,280
                                 6,978  Casella Waste Systems, Inc. (a)                                  85,341
                                 2,800  Central Parking Corp.                                            50,400

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 8,272  Chemed Corp.                                              $     305,899
                                 5,300  Clark, Inc.                                                      88,139
                                 6,250  CoStar Group, Inc. (a)                                          334,750
                                 6,600  Coinmach Service Corp. Class A                                   78,540
                                 8,792  Coinstar, Inc. (a)                                              268,771
                                 1,500  Cornell Cos., Inc. (a)                                           27,495
                                12,600  Cross Country Healthcare, Inc. (a)                              274,932
                                 9,800  Diamond Management & Technology Consultants, Inc.               121,912
                                 5,700  DynCorp. International, Inc. (a)                                 90,459
                                 7,704  Exponent, Inc. (a)                                              143,757
                                12,541  FTI Consulting, Inc. (a)                                        349,768
                                 2,200  First Advantage Corp. Class A (a)                                50,512
                                10,000  First Consulting Group, Inc. (a)                                137,600
                                 4,481  Forrester Research, Inc. (a)                                    121,480
                                 6,777  G&K Services, Inc. Class A                                      263,558
                                 7,350  The Geo Group, Inc. (a)                                         275,772
                                10,000  Gevity HR, Inc.                                                 236,900
                                16,500  Harris Interactive, Inc. (a)                                     83,160
                                 7,158  Heidrick & Struggles International, Inc. (a)                    303,213
                                15,800  Home Solutions of America, Inc. (a)(e)                           92,588
                                10,400  Hudson Highland Group, Inc. (a)                                 173,472
                                 1,300  ICT Group, Inc. (a)                                              41,067
                                34,700  IKON Office Solutions, Inc.                                     568,039
                                10,700  Jackson Hewitt Tax Service, Inc.                                363,479
                                 6,768  Kelly Services, Inc. Class A                                    195,866
                                 6,300  Kenexa Corp. (a)                                                209,538
                                11,700  Kforce, Inc. (a)                                                142,389
                                 6,300  The Knot, Inc. (a)                                              165,312
                                12,968  Korn/Ferry International (a)                                    297,745
                                17,322  Labor Ready, Inc. (a)                                           317,512
                                11,200  Lightbridge, Inc. (a)                                           151,648
                                 4,300  Liquidity Services, Inc. (a)                                     74,003
                                 6,004  MAXIMUS, Inc.                                                   184,803
                                32,705  MPS Group, Inc. (a)                                             463,757
                                 4,942  Midas, Inc. (a)                                                 113,666
                                 5,100  Monro Muffler, Inc.                                             179,010
                                13,523  Navigant Consulting, Inc. (a)                                   267,214
                                15,200  Net 1 UEPS Technologies, Inc. (a)                               449,312
                                 4,117  Netratings, Inc. (a)                                             72,089
                                 6,300  On Assignment, Inc. (a)                                          74,025
                                17,364  PHH Corp. (a)                                                   501,299
                                 8,200  People Support, Inc. (a)                                        172,610
                                 7,500  Perficient, Inc. (a)                                            123,075
                                 3,260  Pre-Paid Legal Services, Inc. (a)(e)                            127,564
                                 5,300  The Providence Service Corp. (a)                                133,189
                                14,000  Regis Corp.                                                     553,560
                                17,532  Resources Connection, Inc. (a)                                  558,219
                                 9,402  Rollins, Inc.                                                   207,878
                                13,800  Sirva, Inc. (a)                                                  48,024

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                13,700  Sitel Corp. (a)                                           $      57,814
                                14,200  Source Interlink Cos., Inc. (a)                                 115,872
                                18,229  Spherion Corp. (a)                                              135,441
                                   600  Standard Parking Corp. (a)                                       23,046
                                 5,940  Startek, Inc.                                                    80,428
                                28,900  Synagro Technologies, Inc.                                      127,738
                                10,389  TeleTech Holdings, Inc. (a)                                     248,089
                                19,131  Tetra Tech, Inc. (a)                                            346,080
                                 1,700  Travelzoo, Inc. (a)                                              50,915
                                 4,400  Unifirst Corp.                                                  169,004
                                 3,200  Vertrue, Inc. (a)                                               122,912
                                 6,700  Viad Corp.                                                      272,020
                                 2,259  Volt Information Sciences, Inc. (a)                             113,424
                                15,718  Waste Connections, Inc. (a)                                     653,083
                                   700  Waste Industries USA, Inc.                                       21,364
                                 6,533  Waste Services, Inc. (a)                                         64,350
                                13,415  Watson Wyatt Worldwide, Inc.                                    605,687
                                18,113  Wireless Facilities, Inc. (a)                                    51,622
                                 9,400  World Fuel Services Corp.                                       417,924
                                                                                                  -------------
                                                                                                     16,444,817
---------------------------------------------------------------------------------------------------------------
Shipping - 0.2%                 10,000  American Commercial Lines, Inc. (a)(h)                          655,100
                                 6,700  Gulfmark Offshore, Inc. (a)                                     250,647
                                 4,300  Horizon Lines, Inc. Class A                                     115,928
                                 2,100  Star Maritime Acquisition Corp. (a)                              20,601
                                                                                                  -------------
                                                                                                      1,042,276
---------------------------------------------------------------------------------------------------------------
Shoes - 0.6%                     2,300  CROCS, Inc. (a)(e)                                               99,360
                                 6,200  DSW, Inc. Class A (a)                                           239,134
                                 4,300  Deckers Outdoor Corp. (a)                                       257,785
                                13,566  The Finish Line, Inc. Class A                                   193,722
                                10,800  Iconix Brand Group, Inc. (a)                                    209,412
                                10,296  K-Swiss, Inc. Class A                                           316,499
                                 3,192  Kenneth Cole Productions, Inc. Class A                           76,576
                                 4,100  Shoe Carnival, Inc. (a)                                         129,560
                                 4,655  Skechers U.S.A., Inc. Class A (a)                               155,058
                                 7,768  Steven Madden Ltd.                                              272,579
                                11,635  Stride Rite Corp.                                               175,456
                                15,900  Timberland Co. Class A (a)                                      502,122
                                   300  Weyco Group, Inc.                                                 7,455
                                17,708  Wolverine World Wide, Inc.                                      505,032
                                                                                                  -------------
                                                                                                      3,139,750
---------------------------------------------------------------------------------------------------------------
Steel - 0.5%                    34,827  AK Steel Holding Corp. (a)(h)                                   588,576
                                15,890  Chaparral Steel Co.                                             703,450
                                 7,534  Gibraltar Industries, Inc.                                      177,124
                                 3,500  Olympic Steel, Inc.                                              77,805
                                11,900  Oregon Steel Mills, Inc. (a)                                    742,679
                                 6,750  Schnitzer Steel Industries, Inc. Class A                        267,975

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 5,200  Steel Technologies, Inc.                                  $      91,260
                                 3,600  Wheeling-Pittsburgh Corp. (a)                                    67,428
                                24,000  Worthington Industries, Inc.                                    425,280
                                                                                                  -------------
                                                                                                      3,141,577
---------------------------------------------------------------------------------------------------------------
Sugar - 0.0%                     4,700  Imperial Sugar Co. New Shares (e)                               113,787
---------------------------------------------------------------------------------------------------------------
Telecommunications              50,600  Andrew Corp. (a)                                                517,638
Equipment - 0.8%                33,900  Arris Group, Inc. (a)                                           424,089
                                 5,285  Audiovox Corp. Class A (a)                                       74,466
                                13,461  Belden CDT, Inc.                                                526,190
                                17,934  C-COR, Inc. (a)                                                 199,785
                                 5,300  CalAmp Corp. (a)                                                 44,732
                                18,100  Interdigital Communications Corp. (a)                           607,255
                                11,900  Mastec, Inc. (a)                                                137,326
                                14,899  Plantronics, Inc.                                               315,859
                                27,400  Polycom, Inc. (a)                                               846,934
                                40,377  Powerwave Technologies, Inc. (a)                                260,432
                                 8,100  Radyne Corp. (a)                                                 86,994
                                19,000  Symmetricom, Inc. (a)                                           169,480
                                                                                                  -------------
                                                                                                      4,211,180
---------------------------------------------------------------------------------------------------------------
Textile Products - 0.0%         15,121  Interface, Inc. Class A (a)                                     215,021
---------------------------------------------------------------------------------------------------------------
Textiles Apparel                17,500  Carter's, Inc. (a)                                              446,250
Manufacturers - 0.8%             2,500  Cherokee, Inc.                                                  107,275
                                 5,200  Columbia Sportswear Co.                                         289,640
                                 6,485  Guess?, Inc. (a)                                                411,344
                                 6,300  Hartmarx Corp. (a)                                               44,478
                                 7,370  J. Crew Group, Inc. (a)                                         284,113
                                 7,182  Kellwood Co.                                                    233,559
                                 4,500  Maidenform Brands, Inc. (a)                                      81,540
                                 4,842  Oxford Industries, Inc.                                         240,405
                                 3,700  Perry Ellis International, Inc. (a)                             151,700
                                17,154  Phillips-Van Heusen Corp.                                       860,616
                                38,700  Quiksilver, Inc. (a)                                            609,525
                                 5,600  True Religion Apparel, Inc. (a)(e)                               85,736
                                 6,200  Under Armour, Inc. Class A (a)                                  312,790
                                17,400  The Warnaco Group, Inc. (a)                                     441,612
                                                                                                  -------------
                                                                                                      4,600,583
---------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%            3,574  Bandag, Inc.                                                    180,237
                                16,900  Cooper Tire & Rubber Co.                                        241,670
                                 3,900  Titan International, Inc.                                        78,585
                                                                                                  -------------
                                                                                                        500,492
---------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                  37,855  Alliance One International, Inc. (a)(h)                         267,256
                                 4,920  Schweitzer-Mauduit International, Inc.                          128,166
                                 7,456  Universal Corp.                                                 365,419
                                13,033  Vector Group Ltd. (e)                                           231,336
                                                                                                  -------------
                                                                                                        992,177
---------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
Toys - 0.1%                     10,730  Jakks Pacific, Inc. (a)                                   $     234,343
                                10,800  Leapfrog Enterprises, Inc. (a)                                  102,384
                                17,400  Marvel Entertainment, Inc. (a)                                  468,234
                                                                                                  -------------
                                                                                                        804,961
---------------------------------------------------------------------------------------------------------------
Transportation                   9,100  Celadon Group, Inc. (a)                                         152,425
Miscellaneous - 0.2%             1,500  Dynamex, Inc. (a)                                                35,040
                                12,700  HUB Group, Inc. Class A (a)                                     349,885
                                11,700  Pacer International, Inc.                                       348,309
                                 4,100  US Xpress Enterprises, Inc. Class A (a)                          67,527
                                                                                                  -------------
                                                                                                        953,186
---------------------------------------------------------------------------------------------------------------
Truckers - 0.4%                  7,541  Arkansas Best Corp.                                             271,476
                                11,532  Forward Air Corp.                                               333,621
                                19,173  Heartland Express, Inc.                                         287,978
                                17,662  Knight Transportation, Inc.                                     301,137
                                 4,450  Marten Transport Ltd. (a)                                        81,569
                                 9,425  Old Dominion Freight Line, Inc. (a)                             226,860
                                 1,100  PAM Transportation Services (a)                                  24,222
                                   100  Patriot Transportation Holding, Inc. (a)                          9,336
                                 1,000  Quality Distribution, Inc. (a)                                   13,320
                                 5,981  Saia, Inc. (a)                                                  138,819
                                 4,100  USA Truck, Inc. (a)                                              65,805
                                 1,700  Universal Truckload Services, Inc. (a)                           40,375
                                17,300  Werner Enterprises, Inc.                                        302,404
                                                                                                  -------------
                                                                                                      2,096,922
---------------------------------------------------------------------------------------------------------------
Utilities: Cable TV &           17,600  Mediacom Communications Corp. Class A (a)                       141,504
Radio - 0.0%
---------------------------------------------------------------------------------------------------------------
Utilities: Electrical -          9,166  Allete, Inc.                                                    426,586
1.3%                            15,175  Avista Corp.                                                    384,079
                                12,000  Black Hills Corp.                                               443,280
                                 4,989  CH Energy Group, Inc.                                           263,419
                                17,867  Cleco Corp.                                                     450,784
                                30,040  Duquesne Light Holdings, Inc.                                   596,294
                                15,308  El Paso Electric Co. (a)                                        373,056
                                 8,068  The Empire District Electric Co.                                199,199
                                13,100  IDACORP, Inc.                                                   506,315
                                 4,000  ITC Holdings Corp.                                              159,600
                                 6,145  MGE Energy, Inc.                                                224,784
                                11,300  NorthWestern Corp.                                              399,794
                                 9,186  Otter Tail Corp.                                                286,236
                                21,400  PNM Resources, Inc.                                             665,540
                                 4,100  Pike Electric Corp. (a)                                          66,953
                                10,500  Portland General Electric Co.                                   286,125
                                 9,167  UIL Holdings Corp.                                              386,756
                                10,483  Unisource Energy Corp.                                          382,944
                                27,200  Westar Energy, Inc.                                             706,112
                                                                                                  -------------
                                                                                                      7,207,856
---------------------------------------------------------------------------------------------------------------
Utilities: Gas                   5,322  Cascade Natural Gas Corp.                                       137,946
Distributors - 0.8%              2,200  EnergySouth, Inc.                                                88,220

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                 6,048  The Laclede Group, Inc.                                   $     211,861
                                 9,174  New Jersey Resources Corp.                                      445,673
                                13,800  Nicor, Inc.                                                     645,840
                                 8,699  Northwest Natural Gas Co.                                       369,186
                                13,100  Peoples Energy Corp.                                            583,867
                                25,100  Piedmont Natural Gas Co. (e)                                    671,425
                                 9,232  South Jersey Industries, Inc.                                   308,441
                                12,790  Southwest Gas Corp.                                             490,752
                                17,500  WGL Holdings, Inc.                                              570,150
                                                                                                  -------------
                                                                                                      4,523,361
---------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous       118,500  Aquila, Inc. (a)                                                556,950
- 0.1%
---------------------------------------------------------------------------------------------------------------
Utilities:                      17,000  Alaska Communications Systems Group, Inc.                       258,230
Telecommunications -               400  Atlantic Tele-Network, Inc.                                      11,720
1.0%                             5,155  CT Communications, Inc.                                         118,153
                                 5,626  Centennial Communications Corp. (a)                              40,451
                                86,400  Cincinnati Bell, Inc. (a)                                       394,848
                                 8,333  Commonwealth Telephone Enterprises, Inc.                        348,819
                                 7,200  Consolidated Communications Holdings, Inc.                      150,480
                                52,500  Dobson Communications Corp. Class A (a)                         456,225
                                 1,600  Eschelon Telecom, Inc. (a)                                       31,696
                                10,400  FairPoint Communications, Inc.                                  197,080
                                39,050  FiberTower Corp. (a)(e)                                         229,614
                                16,939  General Communication, Inc. Class A (a)                         266,450
                                 6,492  Golden Telecom, Inc. (f)                                        304,085
                                16,800  IDT Corp. Class B (a)                                           219,744
                                10,600  Iowa Telecommunications Services, Inc.                          208,926
                                 6,200  iPCS, Inc. (a)                                                  343,232
                                 6,900  NTELOS Holdings Corp. (a)                                       123,372
                                 4,121  North Pittsburgh Systems, Inc.                                   99,481
                                28,300  Premiere Global Services, Inc. (a)                              267,152
                                 8,300  RCN Corp. (a)                                                   250,245
                                 1,700  Shenandoah Telecom Co.                                           79,917
                                 4,600  SureWest Communications                                         126,684
                                47,100  Time Warner Telecom, Inc. Class A (a)                           938,703
                                10,420  USA Mobility, Inc.                                              233,095
                                                                                                  -------------
                                                                                                      5,698,402
---------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.1%          4,585  American States Water Co.                                       177,073
                                 5,396  California Water Service Group                                  217,998
                                 3,748  SJW Corp.                                                       145,272
                                 9,983  Southwest Water Co.                                             137,366
                                                                                                  -------------
                                                                                                        677,709
---------------------------------------------------------------------------------------------------------------
Wholesale &                     11,625  Central European Distribution Corp. (a)                         345,262
International Trade -
0.1%
---------------------------------------------------------------------------------------------------------------
Wholesalers - 0.2%              18,430  Brightpoint, Inc. (a)                                           247,883
                                13,800  LKQ Corp. (a)                                                   317,262

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

                                 Share
Industry                          Held  Common Stocks                                                 Value
---------------------------------------------------------------------------------------------------------------
                                   900  MWI Veterinary Supply, Inc. (a)                           $      29,070
                                 8,700  Prestige Brands Holdings, Inc. (a)                              113,274
                                10,469  United Stationers, Inc. (a)                                     488,798
                                                                                                  -------------
                                                                                                      1,196,287
---------------------------------------------------------------------------------------------------------------
                                        Total Common Stocks
                                        (Cost - $331,305,141) - 78.2%                               439,097,192
---------------------------------------------------------------------------------------------------------------
                                        Exchange-Traded Funds
---------------------------------------------------------------------------------------------------------------
                               169,590  iShares Russell 2000 Index Fund (e)                          13,241,587
---------------------------------------------------------------------------------------------------------------
                                        Total Exchange-Traded Funds
                                        (Cost - $12,341,064) - 2.4%                                  13,241,587
---------------------------------------------------------------------------------------------------------------
                                        Mutual Funds
---------------------------------------------------------------------------------------------------------------
Investment Management            4,400  Gladstone Capital Corp. (e)                                     104,984
Companies - 0.0%
---------------------------------------------------------------------------------------------------------------
                                        Total Mutual Funds
                                        (Cost - $92,876) - 0.0%                                         104,984
---------------------------------------------------------------------------------------------------------------
                                        Rights
---------------------------------------------------------------------------------------------------------------
Cosmetics - 0.0%                47,510  Revlon, Inc. (expires 1/19/2007) (a)                              2,376
---------------------------------------------------------------------------------------------------------------
Real Estate Investment           9,800  Affordable Residential Communities (expires 1/23/2007)            8,656
Trusts (REITs) - 0.0%
---------------------------------------------------------------------------------------------------------------
                                        Total Rights (Cost - $0) - 0.0%                                  11,032
---------------------------------------------------------------------------------------------------------------
                            Beneficial
                              Interest  Other Interests (b)
---------------------------------------------------------------------------------------------------------------
Oil: Crude Producers -    $        500  PetroCorp, Inc. (Escrow Shares)                                       0
0.0%
---------------------------------------------------------------------------------------------------------------
                                        Total Other Interests
                                        (Cost - $0) - 0.0%                                                    0
---------------------------------------------------------------------------------------------------------------
                                        Short-Term Securities
---------------------------------------------------------------------------------------------------------------
                          $108,812,950  BlackRock Liquidity Series, LLC Cash Sweep
                                        Series, 5.26% (c)(g)                                        108,812,950
                            34,166,480  BlackRock Liquidity Series, LLC Money
                                        Market Series, 5.29% (c)(d)(g)                               34,166,480
---------------------------------------------------------------------------------------------------------------
                                        Total Short-Term Securities
                                        (Cost - $142,979,430) - 25.5%                               142,979,430
---------------------------------------------------------------------------------------------------------------
                                        Total Investments (Cost - $486,718,511*) - 106.1%           595,434,225
                                        Liabilities in Excess of Other Assets - (6.1%)              (34,061,648)
                                                                                                  -------------
                                        Net Assets - 100.0%                                       $ 561,372,577
                                                                                                  =============
                                                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 491,852,083
                                                                  =============
      Gross unrealized appreciation                               $ 123,684,950
      Gross unrealized depreciation                                 (20,102,808)
                                                                  -------------
      Net unrealized appreciation                                 $ 103,582,142
                                                                  =============

(a)   Non-income producing security.
(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

Master Small Cap Index Series
Schedule of Investments as of December 31, 2006

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                  Net                 Interest
      Affiliate                                Activity                Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
      Cash Sweep Series                      $108,171,275            $2,287,352
      BlackRock Liquidity Series, LLC
      Money Market Series                    $ 20,701,425            $  417,774
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Depositary receipts.
(g)   Represents the current yield as of December 31, 2006.
(h)   Security held as collateral in connection with open future contracts.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006, were as follows:

      --------------------------------------------------------------------------
      Number of                    Expiration         Face           Unrealized
      Contracts    Issue              Date            Value         Depreciation
      --------------------------------------------------------------------------
          274      Russell 2000       March
                   Index              2007         $109,431,543      ($530,243)
      --------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Small Cap Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
Australia - 4.9%    Airlines - 0.0%                                  33,547  Qantas Airways Ltd.                      $    138,227
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                                 41,945  Coca-Cola Amatil Ltd.                         256,927
                                                                    119,489  Foster's Group Ltd.                           652,682
                                                                      1,770  Lion Nathan Ltd.                               11,401
                                                                                                                      ------------
                                                                                                                           921,010
                    --------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.1%                             10,984  CSL Ltd.                                      566,770
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.1%                           13,704  Macquarie Bank Ltd.                           853,802
                                                                        686  Perpetual Trustees Australia Ltd.              42,350
                                                                                                                      ------------
                                                                                                                           896,152
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                 14,011  Orica Ltd.                                    268,747
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.2%                         108,588  Australia & New Zealand Banking Group
                                                                             Ltd.                                        2,417,981
                                                                     70,309  Commonwealth Bank of Australia Ltd.         2,746,051
                                                                     90,221  National Australia Bank Ltd.                2,877,113
                                                                    109,563  Westpac Banking Corp.                       2,096,353
                                                                                                                      ------------
                                                                                                                        10,137,498
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.1%            96,014  Brambles Ltd.                                 963,260
                                                                      3,802  Downer EDI Ltd.                                20,978
                                                                                                                      ------------
                                                                                                                           984,238
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                 7,102  Leighton Holdings Ltd.                        113,352
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%                    19,485  Boral Ltd.                                    117,353
                                                                     12,618  James Hardie Industries NV                     95,715
                                                                     58,059  Rinker Group Ltd.                             827,208
                                                                                                                      ------------
                                                                                                                         1,040,276
                    --------------------------------------------------------------------------------------------------------------
                    Containers & Packaging - 0.0%                    39,761  Amcor Ltd.                                    227,543
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                              59,199  Pacific Brands Ltd.                           121,962
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Consumer Services - 0.1%             34,550  ABC Learning Centres Ltd.                     229,084
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.2%             8,881  Australian Stock Exchange Ltd.                267,439
                                                                     16,381  Babcock & Brown Ltd.                          320,671
                                                                     49,792  Challenger Financial Services Group
                                                                             Ltd.                                          161,929
                                                                     36,612  Suncorp-Metway Ltd.                           588,106
                                                                                                                      ------------
                                                                                                                         1,338,145
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                   361,288  Telstra Corp. Ltd.                          1,046,547
                    Services - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.0%                8,780  WorleyParsons Ltd.                            147,480
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.2%                  73,368  Coles Myer Ltd.                          $    810,779
                                                                     61,616  Woolworths Ltd.                             1,162,410
                                                                                                                      ------------
                                                                                                                         1,973,189
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                             61,294  Futuris Corp. Ltd.                             95,313
                                                                     17,888  Goodman Fielder Ltd.                           31,346
                                                                                                                      ------------
                                                                                                                           126,659
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%           6,833  Ansell Ltd.                                    60,678
                                                                      1,341  Cochlear Ltd.                                  61,394
                                                                                                                      ------------
                                                                                                                           122,072
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%          37,257  Mayne Group Ltd.                              111,753
                                                                      6,047  Sonic Healthcare Ltd.                          71,025
                                                                                                                      ------------
                                                                                                                           182,778
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.1%             14,866  Aristocrat Leisure Ltd.                       186,577
                                                                     22,614  TABCORP Holdings Ltd.                         300,777
                                                                     57,896  Tattersall's Ltd.                             178,687
                                                                                                                      ------------
                                                                                                                           666,041
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                               16,432  Computershare Ltd.                            115,438
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.1%                  65,377  CSR Ltd.                                      193,519
                                                                     20,114  Wesfarmers Ltd.                               596,020
                                                                                                                      ------------
                                                                                                                           789,539
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.3%                                 97,833  AMP Ltd.                                      779,964
                                                                     41,638  AXA Asia Pacific Holdings Ltd.                239,599
                                                                     91,395  Insurance Australia Group Ltd.                458,104
                                                                     41,004  QBE Insurance Group Ltd.                      933,770
                                                                                                                      ------------
                                                                                                                         2,411,437
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                        223  APN News & Media Ltd.                           1,065
                                                                     81,419  John Fairfax Holdings Ltd.                    310,414
                                                                     37,192  Macquarie Communications Infrastructure
                                                                             Group                                         184,952
                                                                      7,913  Publishing & Broadcasting Ltd.                133,354
                                                                                                                      ------------
                                                                                                                           629,785
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.9%                           49,188  Alumina Ltd.                                  246,159
                                                                    204,569  BHP Billiton Ltd.                           4,085,341
                                                                     49,777  BlueScope Steel Ltd.                          338,691
                                                                     28,055  Iluka Resources Ltd.                          147,265
                                                                     15,801  Newcrest Mining Ltd.                          328,650
                                                                     23,580  OneSteel Ltd.                                  87,108

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     21,889  Rio Tinto Ltd.                           $  1,283,757
                                                                     32,166  Zinifex Ltd.                                  477,081
                                                                                                                      ------------
                                                                                                                         6,994,052
                    --------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.1%                           28,965  AGL Energy Ltd.                               369,930
                                                                     20,992  Alinta Ltd.                                   195,857
                                                                                                                      ------------
                                                                                                                           565,787
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                           1,216  Harvey Norman Holdings Ltd.                     3,647
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.2%               10,809  Caltex Australia Ltd.                         196,237
                                                                     33,433  Origin Energy Ltd.                            218,247
                                                                     34,775  Paladin Resources Ltd. (c)                    244,301
                                                                     32,208  Santos Ltd.                                   250,928
                                                                     29,771  Woodside Petroleum Ltd.                       895,572
                                                                                                                      ------------
                                                                                                                         1,805,285
                    --------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                    5,919  PaperlinX Ltd.                                 18,362
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                           55,979  Mayne Pharma Ltd.                             179,841
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs)           114,334  CFS Retail Property Trust                     210,281
                    - 0.5%                                           32,383  Centro Properties Group/New                   232,609
                                                                    166,094  Commonwealth Property Office Fund             192,726
                                                                     80,760  DB RREEF Trust                                113,152
                                                                     83,673  ING Industrial Fund                           156,531
                                                                     36,036  Investa Property Group                         71,397
                                                                     32,897  Macquarie Office Trust                         39,989
                                                                     96,340  Macquire Goodman Group                        577,947
                                                                     70,450  Mirvac Group                                  310,857
                                                                     15,146  Multiplex Group                                47,702
                                                                     62,317  Stockland                                     407,291
                                                                     91,484  Westfield Group                             1,515,743
                                                                                                                      ------------
                                                                                                                         3,876,225
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -          123,927  General Property Trust                        547,800
                    0.1%                                             17,727  Lend Lease Corp., Ltd.                        258,026
                                                                                                                      ------------
                                                                                                                           805,826
                    --------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.1%                               30,050  Toll Holdings Ltd.                            433,362
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.0%           1,897  Billabong International Ltd.                   26,055
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.1%             12,244  Macquarie Airports                             34,793
                                                                    178,390  Macquarie Infrastructure Group                487,208

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     52,081  Sydney Roads Group                       $     54,265
                                                                     31,193  Transurban Group                              187,620
                                                                                                                      ------------
                                                                                                                           763,886
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia           40,666,297
----------------------------------------------------------------------------------------------------------------------------------
Austria - 0.6%      Building Products - 0.0%                          3,296  Wienerberger AG                               195,789
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                          10,982  Erste Bank der Oesterreichischen
                                                                             Sparkassen AG                                 842,260
                                                                      2,739  Raiffeisen International Bank Holding AG      417,638
                                                                                                                      ------------
                                                                                                                         1,259,898
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                       273  RHI AG (c)                                     13,946
                    --------------------------------------------------------------------------------------------------------------
                    Containers & Packaging - 0.0%                       509  Mayr-Melnhof Karton AG                         95,410
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           19,829  Telekom Austria AG                            531,356
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.0%                         3,166  Verbund - Oesterreichische
                                                                             Elektrizitaetswirtschafts AG                  168,926
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                    563  Wiener Staedtische Allgemeine
                                                                             Versicherung AG                                39,537
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                                  1,053  Andritz AG                                    228,378
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                            3,329  Boehler-Uddeholm AG                           233,344
                                                                      3,558  Voestalpine AG                                200,879
                                                                                                                      ------------
                                                                                                                           434,223
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.1%               13,419  OMV AG                                        761,511
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -           20,281  IMMOFINANZ Immobilien Anlagen AG (c)          289,136
                    0.1%                                             21,261  Immoeast Immobilien Anlagen AG (c)            298,897
                                                                     12,442  Meinl European Land Ltd. (c)                  319,447
                                                                                                                      ------------
                                                                                                                           907,480
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%              1,050  Flughafen Wien AG                             103,122
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Austria              4,739,576
----------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.2%      Beverages - 0.1%                                 12,022  InBev NV                                      792,527
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                                  3,255  Solvay SA                                     499,282
                                                                      2,110  Umicore                                       359,303
                                                                                                                      ------------
                                                                                                                           858,585
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                          31,611  Dexia                                         865,855
                                                                     13,388  KBC Bancassurance Holding                   1,641,799
                                                                                                                      ------------
                                                                                                                         2,507,654
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                                 204  D'ieteren SA                                   72,627
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.4%            70,133  Fortis                                      2,992,144
                                                                      3,675  Groupe Bruxelles Lambert SA                   441,699
                                                                        211  Groupe Bruxelles Lambert SA Strip
                                                                             VVPR (c)                                            6
                                                                                                                      ------------
                                                                                                                         3,433,849
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           11,863  Belgacom SA                              $    522,564
                    - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                         927  Bekaert SA                                    115,883
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments -                493  Barco NV                                       44,904
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.1%                     921  Colruyt SA                                    196,710
                                                                      4,546  Delhaize Group                                378,958
                                                                        950  Delhaize Group (a)                             79,116
                                                                                                                      ------------
                                                                                                                           654,784
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%           1,461  Omega Pharma SA                               110,219
                    --------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products - 0.0%               9,271  AGFA-Gevaert NV                               236,930
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                     1,598  Compagnie Maritime Belge SA (CMB)              68,789
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                1,612  Euronav SA                                     48,176
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.1%                            4,089  UCB SA                                        280,409
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -               8  Cofinimmo                                       1,607
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -               957  Mobistar SA                                    81,671
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Belgium              9,831,178
----------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%      Energy Equipment & Services - 0.0%               17,113  SeaDrill Ltd. (c)                             288,867
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.0%          19,785  Yue Yuen Industrial Holdings                   62,827
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Bermuda                351,694
----------------------------------------------------------------------------------------------------------------------------------
Cayman Islands - 0.0Communications Equipment - 0.0%                 101,061  Foxconn International Holdings Ltd. (c)       330,664
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Cayman
                                                                             Islands                                       330,664
----------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.8%      Beverages - 0.0%                                    962  Carlsberg A/S                                  95,539
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                  2,117  Novozymes A/S Class B                         182,138
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                          35,651  Danske Bank A/S                             1,584,124
                                                                      2,625  Jyske Bank (c)                                186,345
                                                                      1,983  Sydbank A/S                                    94,783
                                                                                                                      ------------
                                                                                                                         1,865,252
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                 1,517  FLS Industries A/S Class B                     96,410
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.1%                      13,024  Vestas Wind Systems A/S (c)                   550,467
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                              2,384  Danisco A/S                                   203,000
                                                                      2,685  East Asiatic Co., Ltd. A/S                    150,202
                                                                                                                      ------------
                                                                                                                           353,202
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.1%             571  Coloplast A/S Class B                          51,654
                                                                     17,800  GN Store Nord                                 263,118
                                                                      1,430  William Demant Holding (c)                    115,943
                                                                                                                      ------------
                                                                                                                           430,715
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                           436  Bang & Olufsen A/S Class B                     56,190
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Insurance - 0.1%                                  1,651  Topdanmark A/S (c)                       $    272,984
                                                                      1,391  TrygVesta A/S                                 106,256
                                                                                                                      ------------
                                                                                                                           379,240
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                                    720  NKT Holding A/S                                63,667
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.1%                                        61  AP Moller - Maersk A/S                        574,494
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                  900  D/S Torm A/S                                   58,951
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.2%                            3,119  H Lundbeck A/S                                 85,998
                                                                     15,326  Novo-Nordisk A/S B                          1,276,534
                                                                                                                      ------------
                                                                                                                         1,362,532
                    --------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                                1,755  DSV A/S                                       320,627
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Denmark              6,389,424
----------------------------------------------------------------------------------------------------------------------------------
Finland - 1.4%      Auto Components - 0.0%                            9,415  Nokian Renkaat Oyj                            192,886
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                            528  Asko Oyj                                       19,766
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.6%                 249,391  Nokia Oyj                                   5,096,129
                                                                      1,270  Nokia Oyj (a)                                  25,806
                                                                                                                      ------------
                                                                                                                         5,121,935
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.1%                 7,673  YIT Oyj                                       212,196
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%                47  OKO Bank                                          788
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services            6,091  Elisa Corp.                                   166,838
                    - 0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                        30,045  Fortum Oyj                                    855,086
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                   2,135  Kesko Oyj Class B                             112,788
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                                5,675  TietoEnator Oyj                               183,086
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.1%                                 39,201  Sampo Oyj                                   1,049,431
                    --------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products - 0.0%               5,404  Amer Sports Corp.                             118,987
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.2%                                  2,051  Cargotec Corp. Class B                        113,982
                                                                      6,756  KCI Konecranes Oyj                            198,876
                                                                      4,102  Kone Oyj Class B                              232,513
                                                                      9,656  Metso Oyj                                     487,421
                                                                      2,330  Wartsila Oyj                                  125,520
                                                                                                                      ------------
                                                                                                                         1,158,312
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                        540  SanomaWSOY Oyj (Class B)                       15,219
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                            8,568  Outokumpu Oyj                                 335,459
                                                                      6,996  Rautaruukki Oyj                               278,436
                                                                                                                      ------------
                                                                                                                           613,895
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                6,709  Neste Oil Oyj                                 203,958
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.2%                   35,345  Stora Enso Oyj Class R                   $    559,884
                                                                     34,754  UPM-Kymmene Oyj                               877,165
                                                                                                                      ------------
                                                                                                                         1,437,049
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                            1,802  Orion Oyj (c)                                  39,130
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Finland             11,501,350
----------------------------------------------------------------------------------------------------------------------------------
France - 9.3%       Aerospace & Defense - 0.2%                       22,276  European Aeronautic Defense and Space
                                                                             Co.                                           767,479
                                                                      7,026  Safran SA                                     163,048
                                                                      6,060  Thales SA                                     302,220
                                                                      2,001  Zodiac SA                                     134,448
                                                                                                                      ------------
                                                                                                                         1,367,195
                    --------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                                   9,767  Air France-KLM                                411,154
                    --------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.1%                            9,847  Compagnie Generale des Etablissements
                                                                             Michelin                                      942,390
                                                                      6,537  Valeo SA                                      272,077
                                                                                                                      ------------
                                                                                                                         1,214,467
                    --------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.2%                               10,853  Peugeot SA                                    719,188
                                                                     10,314  Renault SA                                  1,238,960
                                                                                                                      ------------
                                                                                                                         1,958,148
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                                  4,757  Pernod-Ricard                               1,092,625
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.2%                         18,656  Cie de Saint-Gobain                         1,567,493
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                                  7,239  Air Liquide                                 1,719,089
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.3%                          50,675  BNP Paribas                                 5,528,729
                                                                     33,652  Credit Agricole SA                          1,415,290
                                                                     23,828  Societe Generale                            4,044,988
                                                                                                                      ------------
                                                                                                                        10,989,007
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.0%             1,788  Societe BIC SA                                124,503
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.3%                 145,352  Alcatel SA                                  2,091,396
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.2%                15,172  Vinci SA                                    1,938,683
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.2%                     1,109  Imerys SA                                      98,669
                                                                      9,635  Lafarge SA                                  1,433,390
                                                                                                                      ------------
                                                                                                                         1,532,059
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           99,167  France Telecom SA                           2,742,457
                    - 0.3%
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.3%                       6,646  Alstom (c)                                    900,989
                                                                     14,709  Schneider Electric SA                       1,632,931
                                                                                                                      ------------
                                                                                                                         2,533,920
                    --------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.1%                7,636  Technip SA                                    524,153
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.3%                  40,322  Carrefour SA                             $  2,445,241
                                                                      1,766  Casino Guichard Perrachon SA                  164,116
                                                                                                                      ------------
                                                                                                                         2,609,357
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                             14,273  Groupe Danone                               2,162,947
                    --------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                              9,825  Gaz de France                                 451,985
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.1%           6,748  Cie Generale d'Optique Essilor
                                                                             International SA                              725,529
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.2%             13,575  Accor SA                                    1,051,881
                                                                      4,916  Sodexho Alliance SA                           308,438
                                                                                                                      ------------
                                                                                                                         1,360,319
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        19,853  Thomson                                       388,123
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.1%                                4,426  Atos Origin (c)                               262,504
                                                                      7,442  Cap Gemini SA                                 467,120
                                                                                                                      ------------
                                                                                                                           729,624
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.6%                                102,693  AXA                                         4,157,606
                                                                      1,664  CNP Assurances                                185,829
                                                                     83,103  SCOR                                          245,727
                                                                                                                      ------------
                                                                                                                         4,589,162
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                                  2,729  Vallourec                                     793,609
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.5%                                      8,668  Lagardere S.C.A.                              697,971
                                                                      1,376  M6-Metropole Television                        49,151
                                                                      7,450  PagesJaunes Groupe SA                         148,203
                                                                     10,939  Publicis Groupe                               461,357
                                                                      9,292  Societe Television Francaise 1                344,793
                                                                     67,408  Vivendi SA                                  2,634,745
                                                                                                                      ------------
                                                                                                                         4,336,220
                    --------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.5%                           59,035  Suez SA                                     3,057,149
                                                                     18,844  Veolia Environnement                        1,452,696
                                                                                                                      ------------
                                                                                                                         4,509,845
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.1%                           3,417  Pinault-Printemps-Redoute                     510,599
                    --------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.0%                         1,763  Neopost SA                                    221,437
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 1.1%              132,168  Total SA                                    9,534,659
                    --------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.2%                         16,379  L'Oreal SA                                  1,641,035
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.7%                           61,777  Sanofi-Aventis                              5,704,311
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -             492  Gecina SA                                $     94,172
                    0.1%                                              1,410  Klepierre                                     266,161
                                                                      2,783  Unibail                                       679,999
                                                                                                                      ------------
                                                                                                                         1,040,332
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors &                                 42,974  STMicroelectronics NV                         798,157
                    Semiconductor Equipment - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Software - 0.1%                                   7,526  Business Objects SA (c)                       295,357
                                                                      2,635  Dassault Systemes SA                          139,828
                                                                                                                      ------------
                                                                                                                           435,185
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.3%           3,070  Hermes International                          383,978
                                                                     15,960  LVMH Moet Hennessy Louis Vuitton SA         1,684,380
                                                                                                                      ------------
                                                                                                                         2,068,358
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%                222  Societe Des Autoroutes Paris-Rhin-Rhone        17,730
                    --------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -            14,000  Bouygues                                      898,713
                    0.1%
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France              77,333,585
----------------------------------------------------------------------------------------------------------------------------------
Germany - 6.8%      Air Freight & Logistics - 0.2%                   55,517  Deutsche Post AG                            1,673,828
                    --------------------------------------------------------------------------------------------------------------
                    Airlines - 0.1%                                  16,156  Deutsche Lufthansa AG                         444,661
                    --------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.1%                            8,832  Continental AG                              1,027,126
                    --------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.6%                               55,234  DaimlerChrysler AG                          3,412,252
                                                                     12,055  Volkswagen AG                               1,366,780
                                                                                                                      ------------
                                                                                                                         4,779,032
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.5%                           30,533  Deutsche Bank AG Registered Shares          4,084,502
                                                                      3,332  MLP AG                                         66,152
                                                                                                                      ------------
                                                                                                                         4,150,654
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.7%                                 31,493  BASF AG                                     3,070,105
                                                                     41,785  Bayer AG                                    2,242,727
                                                                      7,630  Linde AG                                      788,230
                                                                                                                      ------------
                                                                                                                         6,101,062
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                          40,649  Commerzbank AG                              1,548,048
                                                                      3,876  Deutsche Postbank AG                          327,302
                                                                                                                      ------------
                                                                                                                         1,875,350
                    --------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                      306  Wincor Nixdorf AG                              47,608
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                 2,216  Bilfinger Berger AG                           162,408
                                                                      2,359  Hochtief AG                                   171,892
                                                                                                                      ------------
                                                                                                                           334,300
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.2%             7,524  Deutsche Boerse AG                          1,384,722
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          168,503  Deutsche Telekom AG                      $  3,078,452
                    - 0.4%
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.6%                        38,076  E.ON AG                                     5,168,444
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                       1,790  Solarworld AG                                 112,473
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.1%                  11,438  Metro AG                                      729,417
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                                131  Suedzucker AG                                   3,170
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.1%           3,441  Celesio AG                                    184,598
                                                                      3,316  Fresenius Medical Care AG                     441,973
                                                                                                                      ------------
                                                                                                                           626,571
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%             16,780  TUI AG                                        335,356
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.6%                   1,115  Rheinmetall AG                                 84,602
                                                                     51,478  Siemens AG                                  5,106,009
                                                                        860  Siemens AG (a)                                 84,753
                                                                                                                      ------------
                                                                                                                         5,275,364
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.9%                                 25,428  Allianz AG Registered Shares                5,194,690
                                                                     13,748  Muenchener Rueckversicherungs AG
                                                                             Registered Shares                           2,366,859
                                                                                                                      ------------
                                                                                                                         7,561,549
                    --------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services - 0.0%             4,634  Qiagen NV (c)                                  71,081
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                                  1,793  Heidelberger Druckmaschn                       84,922
                                                                      8,673  MAN AG                                        783,781
                                                                                                                      ------------
                                                                                                                           868,703
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      4,064  Premiere AG (c)                                68,131
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.2%                            1,939  Salzgitter AG                                 253,525
                                                                     24,315  ThyssenKrupp AG                             1,145,538
                                                                                                                      ------------
                                                                                                                         1,399,063
                    --------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.4%                           27,622  RWE AG                                      3,044,600
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                           1,662  KarstadtQuelle AG (c)                          48,178
                    --------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.0%                          1,590  Beiersdorf AG                                 103,097
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.1%                            5,615  Altana AG                                     348,366
                                                                      3,817  Merck KGaA                                    395,733
                                                                                                                      ------------
                                                                                                                           744,099
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -            3,100  IVG Immobilien AG                             133,158
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                   50,844  Infineon Technologies AG (c)                  716,803
                    Equipment - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Software - 0.3%                                  51,656  SAP AG                                      2,745,258
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.0%                           1,073  Douglas Holding AG                             55,481
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.2%          16,949  Adidas-Salomon AG                        $    844,150
                                                                        924  Puma AG Rudolf Dassler Sport                  360,635
                                                                                                                      ------------
                                                                                                                         1,204,785
                    --------------------------------------------------------------------------------------------------------------
                    Thrifts & Mortgage Finance - 0.1%                 9,779  Hypo Real Estate Holding AG                   616,262
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Germany             56,527,838
----------------------------------------------------------------------------------------------------------------------------------
Greece - 0.6%       Beverages - 0.0%                                  5,270  Coca-Cola Hellenic Bottling Co. SA            205,916
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                          29,457  Alpha Bank AE                                 890,456
                                                                     11,335  EFG Eurobank Ergasias SA                      410,577
                                                                     25,296  National Bank of Greece SA                  1,165,376
                                                                     11,135  Piraeus Bank SA                               358,942
                                                                                                                      ------------
                                                                                                                         2,825,351
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                  13,438  Intracom SA                                    91,177
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                   722  Hellenic Technodomiki Tev SA                    8,063
                                                                      9,486  Technical Olympic SA                           31,806
                                                                                                                      ------------
                                                                                                                            39,869
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                     2,652  Titan Cement Co. SA                           144,581
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%             4,962  Hellenic Exchanges SA                          91,308
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           16,261  Hellenic Telecommunications
                    - 0.1%                                                   Organization SA                               488,549
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.0%                         5,799  Public Power Corp.                            146,975
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.1%             15,257  OPAP SA                                       589,697
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                            4,010  Viohalco, Hellenic Copper and Aluminum
                                                                             Industry SA                                    49,970
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                  276  Hellenic Petroleum SA                           3,804
                    --------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services               9,444  Cosmote Mobile Telecommunications SA          279,250
                    - 0.0%
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Greece               4,956,447
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.5%    Airlines - 0.0%                                  15,263  Cathay Pacific Airways Ltd.                    37,636
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                         249,400  BOC Hong Kong Holdings Ltd.                   676,541
                                                                     69,539  Bank of East Asia Ltd.                        393,813
                                                                     37,453  Hang Seng Bank Ltd.                           511,841
                                                                      3,000  Wing Hang Bank Ltd.                            35,290
                                                                                                                      ------------
                                                                                                                         1,617,485
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.1%                             135,990  Li & Fung Ltd.                                423,095
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.1%            87,348  Hong Kong Exchanges and Clearing Ltd.         960,140
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           78,195  PCCW Ltd.                                      47,551
                    - 0.0%
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                        98,687  CLP Holdings Ltd.                        $    729,530
                                                                      1,500  Cheung Kong Infrastructure Holdings Ltd.        4,657
                                                                     61,500  HongKong Electric Holdings                    301,242
                                                                                                                      ------------
                                                                                                                         1,035,429
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                      87,328  Johnson Electric Holdings Ltd.                 59,841
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments -             18,647  Kingboard Chemical Holdings Ltd.               73,238
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                            168,240  Hong Kong & China Gas                         378,515
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%             44,990  Shangri-La Asia Ltd.                          115,970
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        62,560  Techtronic Industries Co.                      81,072
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.2%                 150,176  Hutchison Whampoa Ltd.                      1,526,222
                                                                     56,773  Melco International Development               134,592
                                                                                                                      ------------
                                                                                                                         1,660,814
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                     3,557  Orient Overseas International Ltd.             22,636
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      1,000  Television Broadcasts Ltd.                      6,107
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -         164,414  The Link REIT                                 338,200
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -           80,835  Cheung Kong Holdings Ltd.                     995,070
                    0.6%                                            230,000  Hang Lung Properties Ltd.                     576,604
                                                                     91,491  Henderson Land Development Co., Ltd.          511,662
                                                                      2,791  Hysan Development Co. Ltd.                      7,302
                                                                      9,500  Kerry Properties Ltd.                          44,396
                                                                    185,484  New World Development Ltd.                    373,434
                                                                     20,000  Shun Tak Holdings Ltd.                         30,598
                                                                     52,421  Sino Land Co.                                 122,387
                                                                     88,324  Sun Hung Kai Properties Ltd.                1,014,585
                                                                     64,077  Swire Pacific Ltd. Class A                    688,278
                                                                     52,107  Wharf Holdings Ltd.                           192,597
                                                                                                                      ------------
                                                                                                                         4,556,913
                    --------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                               38,500  MTR Corp.                                      96,816
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors &                                  5,004  ASM Pacific Technology                         27,856
                    Semiconductor Equipment - 0.0%                  388,000  Solomon Systech International Ltd.             60,358
                                                                                                                      ------------
                                                                                                                            88,214
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                          69,500  Esprit Holdings Ltd.                          776,015
                                                                    120,394  Giordano International Ltd.                    65,782
                                                                                                                      ------------
                                                                                                                           841,797
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.0%          59,353  Texwinca Holdings Ltd.                         41,129
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%             18,349  Hopewell Holdings                              64,401
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -            45,647  Hutchison Telecommunications
                    0.0%                                                     International Ltd. (c)                   $    115,023
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong           12,662,022
----------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.9%      Airlines - 0.1%                                  27,680  Ryanair Holdings Plc (c)                      381,100
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.0%                                 17,289  C&C Group Plc                                 306,959
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                          3,971  Kingspan Group Plc                            105,362
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                          55,472  Allied Irish Banks Plc                      1,647,574
                                                                     55,372  Bank of Ireland                             1,279,137
                                                                     18,026  Depfa Bank Plc                                322,424
                                                                                                                      ------------
                                                                                                                         3,249,135
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.2%                    35,471  CRH Plc                                     1,476,807
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                     648  Fyffes Plc                                      1,523
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.1%                             20,458  Greencore Group Plc                           126,386
                                                                      2,825  Iaws Group Plc                                 72,345
                                                                      4,615  Kerry Group Plc                               115,322
                                                                                                                      ------------
                                                                                                                           314,053
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%                264  Paddy Power Plc                                 5,248
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        54,122  Waterford Wedgewood Plc Restricted
                                                                             Shares (e)                                      5,358
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%                   2,954  DCC Plc                                       100,410
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.1%                                 15,915  Irish Life & Permanent Plc                    439,078
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                     60,610  Independent News & Media Plc                  240,824
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                           21,926  Elan Corp. Plc (c)                            311,141
                    --------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.0%           7,512  Grafton Group Plc                             125,440
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Ireland              7,062,438
----------------------------------------------------------------------------------------------------------------------------------
Italy - 3.7%        Aerospace & Defense - 0.1%                       17,512  Finmeccanica SpA                              474,816
                    --------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.1%                               35,328  Fiat SpA                                      674,709
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.1%                           33,792  Mediobanca SpA                                797,572
                                                                     15,925  Mediolanum SpA                                129,830
                                                                                                                      ------------
                                                                                                                           927,402
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.4%                         225,723  Banca Intesa SpA                            1,743,092
                                                                     43,593  Banca Intesa SpA (RNC)                        318,222
                                                                     52,548  Banca Monte dei Paschi di Siena SpA           340,308
                                                                     30,908  Banca Popolare di Milano Scrl                 535,989
                                                                     24,515  Banche Popolari Unite Scrl                    673,754
                                                                     31,238  Banco Popolare di Verona e Novara Scrl        895,636
                                                                     95,511  Capitalia SpA                                 903,985

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     77,907  Sanpaolo IMI SpA                         $  1,809,997
                                                                    457,392  UniCredito Italiano SpA                     4,009,086
                                                                                                                      ------------
                                                                                                                        11,230,069
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                     5,058  Italcementi SpA                               142,750
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          674,497  Telecom Italia SpA                          2,038,939
                    - 0.4%                                          331,271  Telecom Italia SpA (RNC)                      840,476
                                                                                                                      ------------
                                                                                                                         2,879,415
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.4%                       269,409  Enel SpA                                    2,779,264
                                                                    101,241  Terna SpA                                     343,462
                                                                                                                      ------------
                                                                                                                         3,122,726
                    --------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.0%                             63,411  Snam Rete Gas SpA                             359,766
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%              4,375  Autogrill SpA                                  80,437
                                                                      1,947  Lottomatica SpA                                80,908
                                                                                                                      ------------
                                                                                                                           161,345
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%                 258,277  Pirelli & C SpA                               257,476
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                                 28,503  Alleanza Assicurazioni SpA                    380,090
                                                                     59,533  Assicurazioni Generali SpA                  2,614,564
                                                                      6,294  Fondiaria-Sai SpA                             301,178
                                                                     24,773  Unipol SpA (Preference Shares)                 80,217
                                                                                                                      ------------
                                                                                                                         3,376,049
                    --------------------------------------------------------------------------------------------------------------
                    Internet Software & Services - 0.0%              27,235  Tiscali SpA (c)                                90,849
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                      4,823  Arnoldo Mondadori Editore SpA (c)              50,423
                                                                     12,331  Gruppo Editoriale L'Espresso SpA               67,226
                                                                     49,526  Mediaset SpA                                  587,735
                                                                    158,897  Seat Pagine Gialle SpA                         94,703
                                                                                                                      ------------
                                                                                                                           800,087
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.6%              149,876  ENI SpA                                     5,041,041
                                                                      4,487  ENI SpA (a)(f)                                301,885
                                                                                                                      ------------
                                                                                                                         5,342,926
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.0%           4,772  Benetton Group SpA                             91,125
                                                                      9,077  Bulgari SpA                                   128,807
                                                                      5,417  Luxottica Group SpA                           166,468
                                                                                                                      ------------
                                                                                                                           386,400
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.1%             20,529  Autostrade SpA                           $    590,492
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy               30,817,277
----------------------------------------------------------------------------------------------------------------------------------
Japan - 20.8%       Air Freight & Logistics - 0.1%                   28,000  Yamato Transport Co., Ltd.                    430,570
                    --------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                                  10,000  All Nippon Airways Co., Ltd.                   35,377
                                                                     88,000  Japan Airlines Corp.                          156,766
                                                                                                                      ------------
                                                                                                                           192,143
                    --------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.5%                           14,300  Aisin Seiki Co., Ltd.                         479,450
                                                                     40,000  Bridgestone Corp.                             892,399
                                                                     30,400  Denso Corp.                                 1,205,731
                                                                      9,000  NGK Spark Plug Co., Ltd.                      169,405
                                                                      1,000  NHK Spring Co., Ltd.                           10,512
                                                                      6,400  NOK Corp.                                     125,843
                                                                     11,900  Stanley Electric Co., Ltd.                    238,490
                                                                     16,000  Sumitomo Rubber Industries, Ltd.              206,647
                                                                      1,000  Toyoda Gosei Co., Ltd.                         23,150
                                                                      9,400  Toyota Industries Corp.                       432,066
                                                                                                                      ------------
                                                                                                                         3,783,693
                    --------------------------------------------------------------------------------------------------------------
                    Automobiles - 2.1%                              100,700  Honda Motor Co., Ltd.                       3,977,060
                                                                    125,300  Nissan Motor Co., Ltd.                      1,508,801
                                                                    171,800  Toyota Motor Corp.                         11,491,349
                                                                     10,000  Yamaha Motor Co., Ltd.                        314,273
                                                                                                                      ------------
                                                                                                                        17,291,483
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                                 15,200  Asahi Breweries Ltd.                          243,317
                                                                        200  Coca-Cola West Holdings Co. Ltd.                4,630
                                                                      6,200  ITO EN, Ltd.                                  189,639
                                                                     40,000  Kirin Brewery Co., Ltd.                       628,881
                                                                     25,000  Sapporo Holdings Ltd.                         142,431
                                                                     12,000  Takara Holdings, Inc.                          77,341
                                                                                                                      ------------
                                                                                                                         1,286,239
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.2%                         48,100  Asahi Glass Co., Ltd.                         577,984
                                                                      2,000  Central Glass Co., Ltd.                        11,462
                                                                     13,100  Daikin Industries Ltd.                        455,729
                                                                     10,900  JS Group Corp.                                229,440
                                                                     40,000  Nippon Sheet Glass Co., Ltd.                  187,555
                                                                     27,000  Sanwa Shutter Corp.                           159,724
                                                                     21,000  Toto Ltd.                                     210,344
                                                                                                                      ------------
                                                                                                                         1,832,238

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.5%                           75,000  Daiwa Securities Group, Inc.             $    841,351
                                                                      1,000  Jafco Co., Ltd.                                49,410
                                                                     10,300  Matsui Securities Co., Ltd.                    78,156
                                                                      8,000  Mitsubishi UFJ Securities Co.                  88,870
                                                                     41,500  Nikko Cordial Corp.                           476,009
                                                                    119,100  Nomura Holdings, Inc.                       2,246,792
                                                                        159  SBI E*trade Securities Co. Ltd.               150,977
                                                                        714  SBI Holdings, Inc.                            240,590
                                                                      7,300  Shinko Securities Co., Ltd.                    28,340
                                                                                                                      ------------
                                                                                                                         4,200,495
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 1.0%                                 58,000  Asahi Kasei Corp.                             379,665
                                                                      3,000  Daicel Chemical Industries Ltd.                21,150
                                                                     28,000  Dainippon Ink and Chemicals, Inc.             109,172
                                                                      5,000  Denki Kagaku Kogyo Kabushiki Kaisha            20,797
                                                                      2,800  Hitachi Chemical Co., Ltd.                     77,173
                                                                     13,000  JSR Corp.                                     336,456
                                                                     13,000  Kaneka Corp.                                  118,415
                                                                      2,000  Kansai Paint Co., Ltd.                         15,831
                                                                     22,500  Kuraray Co., Ltd.                             265,451
                                                                     56,500  Mitsubishi Chemical Holdings Corp.            356,077
                                                                     17,000  Mitsubishi Gas Chemical Co., Inc.             177,850
                                                                     46,000  Mitsubishi Rayon Co., Ltd.                    309,231
                                                                     34,000  Mitsui Chemicals, Inc.                        261,703
                                                                     16,000  Nippon Kayaku Co., Ltd.                       127,726
                                                                      5,000  Nippon Sanso Corp.                             45,040
                                                                     16,000  Nissan Chemical Industries Ltd.               198,983
                                                                     13,710  Nitto Denko Corp.                             686,623
                                                                     23,900  Shin-Etsu Chemical Co., Ltd.                1,600,630
                                                                     86,000  Showa Denko KK                                329,532
                                                                     13,000  Sumitomo Bakelite Co., Ltd.                    89,795
                                                                     75,000  Sumitomo Chemical Co., Ltd.                   581,698
                                                                     64,000  Teijin Ltd.                                   394,202
                                                                     17,000  Tokuyama Corp.                                258,846
                                                                     91,700  Toray Industries, Inc.                        687,336
                                                                     35,000  Tosoh Corp.                                   154,699
                                                                     70,000  Ube Industries Ltd.                           201,168
                                                                     15,000  Zeon Corp.                                    162,094
                                                                                                                      ------------
                                                                                                                         7,967,343

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 2.2%                          11,000  The 77 Bank Ltd.                         $     69,787
                                                                     29,000  The Bank of Fukuoka Ltd.                      211,520
                                                                      8,000  The Bank of Kyoto Ltd.                         74,619
                                                                     81,000  The Bank of Yokohama Ltd.                     634,360
                                                                     52,000  The Chiba Bank Ltd.                           439,578
                                                                     13,000  The Gunma Bank Ltd.                            78,106
                                                                     56,100  Hokuhoku Financial Group, Inc.                205,534
                                                                     24,000  The Joyo Bank Ltd.                            132,499
                                                                        496  Mitsubishi UFJ Financial Group, Inc.        6,126,801
                                                                     39,000  Mitsui Trust Holdings, Inc.                   447,662
                                                                        545  Mizuho Financial Group, Inc.                3,892,694
                                                                     21,000  The Nishi-Nippon City Bank Ltd.                90,349
                                                                        244  Resona Holdings, Inc.                         666,359
                                                                         10  Sapporo Hokuyo Holdings, Inc.                  96,635
                                                                    133,000  Shinsei Bank Ltd.                             782,320
                                                                     25,000  The Shizuoka Bank Ltd.                        248,099
                                                                        352  Sumitomo Mitsui Financial Group, Inc.       3,608,588
                                                                     65,000  The Sumitomo Trust & Banking Co., Ltd.        681,652
                                                                      6,000  Suruga Bank Ltd.                               74,316
                                                                                                                      ------------
                                                                                                                        18,561,478
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.2%             7,300  Arrk Corp.                                    109,986
                                                                     31,000  Dai Nippon Printing Co., Ltd.                 478,787
                                                                        139  The Goodwill Group, Inc.                      113,298
                                                                      4,500  Kokuyo Co., Ltd.                               71,127
                                                                      4,500  Meitec Corp.                                  136,507
                                                                     10,200  Park24 Co. Ltd.                               130,709
                                                                     14,000  Secom Co., Ltd.                               725,852
                                                                     24,000  Toppan Printing Co., Ltd.                     264,997
                                                                                                                      ------------
                                                                                                                         2,031,263
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                   7,000  Uniden Corp.                                   47,822
                    --------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.4%                  121,000  Fujitsu Ltd.                                  949,658
                                                                     15,600  Mitsumi Electric Co., Ltd.                    343,448
                                                                    137,000  NEC Corp.                                     655,040
                                                                      5,200  Seiko Epson Corp.                             126,499
                                                                    185,000  Toshiba Corp.                               1,204,781
                                                                                                                      ------------
                                                                                                                         3,279,426
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.2%                 8,457  COMSYS Holdings Corp.                          93,663
                                                                     12,000  Chiyoda Corp.                                 234,948

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     14,000  JGC Corp.                                $    240,578
                                                                     69,800  Kajima Corp.                                  306,169
                                                                      8,000  Kinden Corp.                                   64,737
                                                                     38,000  Nishimatsu Construction Co., Ltd.             125,490
                                                                     29,000  Obayashi Corp.                                188,127
                                                                     13,000  Okumura Corp.                                  64,342
                                                                     18,000  Shimizu Corp.                                  89,996
                                                                     82,000  Taisei Corp.                                  250,124
                                                                      3,000  Toda Corp.                                     12,731
                                                                                                                      ------------
                                                                                                                         1,670,905
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                    32,000  Sumitomo Osaka Cement Co., Ltd.               104,601
                                                                     71,000  Taiheiyo Cement Corp.                         278,022
                                                                                                                      ------------
                                                                                                                           382,623
                    --------------------------------------------------------------------------------------------------------------
                    Consumer Finance - 0.3%                           3,010  Acom Co., Ltd.                                101,172
                                                                      8,500  Aeon Credit Service Co., Ltd.                 161,065
                                                                      6,600  Aiful Corp.                                   185,791
                                                                     12,100  Credit Saison Co., Ltd.                       416,873
                                                                        200  Hitachi Capital Corp.                           3,815
                                                                      5,000  ORIX Corp.                                  1,447,418
                                                                      3,400  Promise Co., Ltd.                             105,710
                                                                         10  Shohkoh Fund & Co., Ltd.                        1,554
                                                                      8,010  Takefuji Corp.                                317,021
                                                                                                                      ------------
                                                                                                                         2,740,419
                    --------------------------------------------------------------------------------------------------------------
                    Containers & Packaging - 0.0%                     5,000  Toyo Seikan Kaisha Ltd.                        82,812
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                               1,000  Canon Marketing Japan Inc.                     22,730
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Consumer Services - 0.0%              1,900  Benesse Corp.                                  72,325
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services              280  Nippon Telegraph & Telephone Corp.          1,378,766
                    - 0.2%
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.8%                        42,200  Chubu Electric Power Co., Inc.              1,262,401
                                                                      7,100  Hokkaido Electric Power Co., Inc.             181,371
                                                                     45,900  The Kansai Electric Power Co., Inc.         1,238,091
                                                                     18,700  Kyushu Electric Power Co., Inc.               493,408
                                                                     21,200  Tohoku Electric Power Co., Inc.               529,978
                                                                     79,200  The Tokyo Electric Power Co., Inc.          2,562,245
                                                                                                                      ------------
                                                                                                                         6,267,494
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.3%                      15,800  Fuji Electric Holdings Co., Ltd.               85,635
                                                                     19,000  Fujikura Ltd.                                 167,161
                                                                     41,000  Furukawa Electric Co., Ltd.                   257,703

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     12,873  Matsushita Electric Works Ltd.           $    149,169
                                                                    104,000  Mitsubishi Electric Corp.                     949,069
                                                                     36,500  Sumitomo Electric Industries Ltd.             570,480
                                                                      2,900  Ushio, Inc.                                    59,582
                                                                                                                      ------------
                                                                                                                         2,238,799
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments               16,900  Alps Electric Co., Ltd.                       183,336
                    - 0.9%                                           17,500  Citizen Watch Co., Ltd.                       133,965
                                                                     13,000  Dainippon Screen Manufacturing Co.,
                                                                             Ltd.                                          116,777
                                                                      1,300  Hirose Electric Co., Ltd.                     147,582
                                                                    183,000  Hitachi Ltd.                                1,141,011
                                                                     26,700  Hoya Corp.                                  1,041,032
                                                                      6,600  Ibiden Co., Ltd.                              332,759
                                                                      1,800  Keyence Corp.                                 446,048
                                                                     10,600  Kyocera Corp.                                 999,387
                                                                      1,100  Mabuchi Motor Co., Ltd.                        65,443
                                                                     10,500  Murata Manufacturing Co., Ltd.                710,264
                                                                      5,300  Nidec Corp.                                   409,731
                                                                     10,000  Nippon Electric Glass Co.                     210,075
                                                                     31,000  Oki Electric Industry Co., Ltd.                69,031
                                                                      9,700  Omron Corp.                                   275,501
                                                                      8,600  TDK Corp.                                     683,635
                                                                     11,000  Taiyo Yuden Co., Ltd.                         194,109
                                                                      5,000  Yaskawa Electric Corp.                         57,855
                                                                      7,300  Yokogawa Electric Corp.                       115,752
                                                                                                                      ------------
                                                                                                                         7,333,293
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.3%                  33,500  Aeon Co., Ltd.                                724,865
                                                                        200  Circle K Sunkus Co., Ltd.                       3,554
                                                                      3,600  FamilyMart Co., Ltd.                           98,013
                                                                      2,200  Lawson, Inc.                                   78,753
                                                                      3,000  Matsumotokiyoshi Co., Ltd.                     66,678
                                                                     49,300  Seven & I Holdings Co. Ltd.                 1,532,793
                                                                      4,000  UNY Co., Ltd.                                  52,099
                                                                                                                      ------------
                                                                                                                         2,556,755
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                             44,000  Ajinomoto Co., Inc.                           581,589
                                                                        100  House Foods Corp.                               1,649
                                                                     16,600  Katokichi Co., Ltd.                           134,468
                                                                     17,000  Kikkoman Corp.                                205,277
                                                                     25,000  Meiji Dairies Corp.                           196,840

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     26,000  Nichirei Corp.                           $   3 145,725
                                                                      3,000  Nippon Meat Packers, Inc.                      32,772
                                                                     11,000  Nisshin Seifun Group, Inc.                    113,508
                                                                      8,000  Nissin Food Products Co., Ltd.                296,458
                                                                     12,500  QP Corp.                                      108,084
                                                                     10,000  Toyo Suisan Kaisha, Ltd.                      160,245
                                                                      3,100  Yakult Honsha Co., Ltd.                        89,089
                                                                      6,000  Yamazaki Baking Co., Ltd.                      58,182
                                                                                                                      ------------
                                                                                                                         2,123,886
                    --------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                             93,000  Osaka Gas Co., Ltd.                           346,195
                                                                    150,000  Tokyo Gas Co., Ltd.                           797,866
                                                                                                                      ------------
                                                                                                                         1,144,061
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.1%          10,000  Olympus Corp.                                 314,273
                                                                     12,000  Terumo Corp.                                  471,913
                                                                                                                      ------------
                                                                                                                           786,186
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%             300  Alfresa Holdings Corp.                         18,125
                                                                      6,300  Mediceo Paltac Holdings Co. Ltd.              119,377
                                                                      1,900  Suzuken Co., Ltd.                              71,526
                                                                                                                      ------------
                                                                                                                           209,028
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%              1,800  Oriental Land Co., Ltd.                        94,231
                                                                         39  ROUND ONE Corp.                               115,357
                                                                                                                      ------------
                                                                                                                           209,588
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 1.0%                        10,400  Casio Computer Co., Ltd.                      235,956
                                                                      3,100  Daito Trust Construction Co., Ltd.            142,229
                                                                     27,000  Daiwa House Industry Co., Ltd.                469,644
                                                                     26,500  HASEKO Corp. (c)                               94,862
                                                                      3,400  Makita Corp.                                  104,281
                                                                    111,000  Matsushita Electric Industrial Co.,
                                                                             Ltd.                                        2,215,243
                                                                     25,600  Pioneer Corp.                                 351,501
                                                                    118,000  Sanyo Electric Co., Ltd. (c)                  149,725
                                                                     19,000  Sekisui Chemical Co., Ltd.                    151,515
                                                                     38,000  Sekisui House Ltd.                            553,372
                                                                     64,000  Sharp Corp.                                 1,102,475
                                                                     65,600  Sony Corp.                                  2,811,310
                                                                                                                      ------------
                                                                                                                         8,382,113
                    --------------------------------------------------------------------------------------------------------------
                    Household Products - 0.1%                        28,000  Kao Corp.                                     755,262
                                                                      2,200  Uni-Charm Corp.                               130,700
                                                                                                                      ------------
                                                                                                                           885,962
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    IT Services - 0.1%                                3,000  CSK Holdings Corp.                       $    128,062
                                                                        700  Itochu Techno-Science Corp.                    37,234
                                                                         43  NET One Systems Co., Ltd.                      56,729
                                                                         55  NTT Data Corp.                                275,451
                                                                      1,300  Nomura Research Institute Ltd.                188,547
                                                                        100  Obic Co., Ltd.                                 20,697
                                                                        300  Otsuka Shokai Co., Ltd.                        30,503
                                                                      4,700  TIS, Inc.                                     111,176
                                                                                                                      ------------
                                                                                                                           848,399
                    --------------------------------------------------------------------------------------------------------------
                    Independent Power Producers & Energy             11,400  Electric Power Development Co.                501,962
                    Traders - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%                  67,000  Hankyu Hanshin Holdings, Inc.                 382,841
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                                 39,300  Millea Holdings, Inc.                       1,387,000
                                                                     79,000  Mitsui Sumitomo Insurance Co., Ltd.           864,317
                                                                     47,800  Sompo Japan Insurance, Inc.                   584,421
                                                                     12,550  T&D Holdings, Inc.                            829,952
                                                                                                                      ------------
                                                                                                                         3,665,690
                    --------------------------------------------------------------------------------------------------------------
                    Internet & Catalog Retail - 0.0%                    519  Rakuten, Inc.                                 241,608
                    --------------------------------------------------------------------------------------------------------------
                    Internet Software & Services - 0.1%                   4  Access Co. Ltd.                                18,453
                                                                        179  eAccess Ltd.                                  101,078
                                                                        156  Index Corp.                                    91,761
                                                                        737  Yahoo! Japan Corp.                            293,549
                                                                                                                      ------------
                                                                                                                           504,841
                    --------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products - 0.3%              31,100  Fuji Photo Film Co., Ltd.                   1,277,921
                                                                     11,100  Namco Bandai Holdings, Inc.                   162,762
                                                                     21,000  Nikon Corp.                                   460,569
                                                                      1,400  Sankyo Co., Ltd. (Gunma)                       77,526
                                                                     13,232  Sega Sammy Holdings, Inc.                     356,915
                                                                      3,200  Shimano, Inc.                                  92,769
                                                                      6,400  Yamaha Corp.                                  135,524
                                                                                                                      ------------
                                                                                                                         2,563,986
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.9%                                 18,000  Amada Co., Ltd.                               190,731
                                                                      9,100  Amano Corp.                                   114,242
                                                                      9,500  Daifuku Co., Ltd.                             150,796
                                                                     39,000  Ebara Corp.                                   149,439
                                                                     11,600  Fanuc Ltd.                                  1,142,406
                                                                      5,000  Hino Motors Ltd.                               25,713
                                                                      8,400  Hitachi Construction Machinery Co., Ltd.      225,873

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     92,000  Ishikawajima-Harima Heavy Industries
                                                                             Co., Ltd.                                $    311,550
                                                                      7,300  JTEKT Corp.                                   154,888
                                                                    104,000  Kawasaki Heavy Industries Ltd.                390,639
                                                                     58,000  Komatsu Ltd.                                1,177,009
                                                                     60,000  Kubota Corp.                                  555,607
                                                                      2,800  Kurita Water Industries Ltd.                   60,468
                                                                     31,000  Minebea Co., Ltd.                             216,730
                                                                    187,200  Mitsubishi Heavy Industries Ltd.              851,016
                                                                     46,000  Mitsui Engineering & Shipbuilding Co.,
                                                                             Ltd.                                          149,590
                                                                     22,000  NGK Insulators Ltd.                           339,784
                                                                     16,000  NSK Ltd.                                      157,708
                                                                     15,000  NTN Corp.                                     134,490
                                                                     15,000  OKUMA Corp.                                   173,942
                                                                        700  OSG Corp.                                      11,470
                                                                      2,500  SMC Corp.                                     354,607
                                                                     30,000  Sumitomo Heavy Industries Ltd.                315,113
                                                                      4,000  THK Co., Ltd.                                 103,189
                                                                     28,000  The Japan Steel Works, Ltd.                   218,814
                                                                                                                      ------------
                                                                                                                         7,675,814
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.2%                                    40,000  Kawasaki Kisen Kaisha Ltd.                    312,928
                                                                     69,000  Mitsui OSK Lines Ltd.                         680,694
                                                                     75,000  Nippon Yusen Kabushiki Kaisha                 548,296
                                                                                                                      ------------
                                                                                                                         1,541,918
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                        600  Asatsu-DK, Inc.                                19,058
                                                                         86  Dentsu, Inc.                                  252,208
                                                                         58  Fuji Television Network, Inc.                 132,566
                                                                        500  Hakuhodo DY Holdings, Inc.                     32,478
                                                                      4,600  Toho Co., Ltd.                                 83,106
                                                                      3,700  Tokyo Broadcasting System, Inc.               123,432
                                                                                                                      ------------
                                                                                                                           642,848
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.9%                           26,000  DAIDO STEEL CO., LTD.                         172,816
                                                                      7,000  Dowa Mining Co., Ltd.                          59,880
                                                                     34,700  JFE Holdings, Inc.                          1,787,412
                                                                    140,000  Kobe Steel Ltd.                               479,980
                                                                     80,000  Mitsubishi Materials Corp.                    300,492
                                                                     42,000  Mitsui Mining & Smelting Co., Ltd.            210,344
                                                                      1,800  Nippon Light Metal Co., Ltd.                    4,613
                                                                    419,000  Nippon Steel Corp.                          2,408,269

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     39,000  Nisshin Steel Co., Ltd.                  $    144,851
                                                                    263,000  Sumitomo Metal Industries Ltd.              1,142,565
                                                                     38,000  Sumitomo Metal Mining Co., Ltd.               487,593
                                                                      1,600  Sumitomo Titanium Corp.                       178,950
                                                                        600  Toho Titanium Co. Ltd.                         31,511
                                                                      2,100  Tokyo Steel Manufacturing Co., Ltd.            32,928
                                                                                                                      ------------
                                                                                                                         7,442,204
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.2%                           8,000  Daimaru, Inc.                                 108,432
                                                                      6,000  Hankyu Department Stores                       50,015
                                                                      9,700  Isetan Co., Ltd.                              175,245
                                                                     38,700  Marui Co., Ltd.                               451,373
                                                                     38,000  Mitsukoshi Ltd.                               177,858
                                                                      1,700  Ryohin Keikaku Co., Ltd.                      130,137
                                                                     22,000  Takashimaya Co., Ltd.                         310,945
                                                                                                                      ------------
                                                                                                                         1,404,005
                    --------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.6%                        60,600  Canon, Inc.                                 3,411,789
                                                                     34,500  Konica Minolta Holdings, Inc.                 487,038
                                                                     45,000  Ricoh Co., Ltd.                               918,869
                                                                                                                      ------------
                                                                                                                         4,817,696
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.2%                   40  Inpex Holdings, Inc. (c)                      328,726
                                                                     49,500  Nippon Mining Holdings, Inc.                  356,052
                                                                     86,000  Nippon Oil Corp.                              575,236
                                                                     11,400  Showa Shell Sekiyu KK                         127,598
                                                                      9,000  TonenGeneral Sekiyu KK                         89,164
                                                                                                                      ------------
                                                                                                                         1,476,776
                    --------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                       37  Nippon Paper Group, Inc.                      139,599
                                                                     49,000  OJI Paper Co., Ltd.                           260,224
                                                                                                                      ------------
                                                                                                                           399,823
                    --------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.1%                          5,500  Aderans Co., Ltd.                             136,570
                                                                     17,000  Shiseido Co., Ltd.                            368,556
                                                                                                                      ------------
                                                                                                                           505,126
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 1.1%                           37,500  Astellas Pharma, Inc.                       1,704,760
                                                                     21,000  Chugai Pharmaceutical Co., Ltd.               433,217
                                                                     40,300  Daiichi Sankyo Co. Ltd.                     1,259,745
                                                                     16,600  Eisai Co., Ltd.                               912,264
                                                                     10,000  Kaken Pharmaceutical Co., Ltd.                 78,064
                                                                     11,000  Kyowa Hakko Kogyo Co., Ltd.                    94,189
                                                                      5,000  Santen Pharmaceutical Co., Ltd.               140,750

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     21,000  Shionogi & Co., Ltd.                     $    412,924
                                                                      6,000  Taisho Pharmaceutical Co., Ltd.               109,155
                                                                     57,500  Takeda Pharmaceutical Co., Ltd.             3,947,523
                                                                     13,000  Tanabe Seiyaku Co., Ltd.                      169,867
                                                                                                                      ------------
                                                                                                                         9,262,458
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -              47  Japan Prime Realty Investment Corp.           170,615
                    0.1%                                                 33  Japan Real Estate Investment Corp.            354,943
                                                                         12  Japan Retail Fund Investment Corp.             97,811
                                                                         35  Nippon Building Fund, Inc.                    464,686
                                                                         21  Nomura Real Estate Office Fund, Inc.          192,345
                                                                                                                      ------------
                                                                                                                         1,280,400
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -              122  KK DaVinci Advisors (c)                       120,970
                    0.6%                                              5,800  Leopalace21 Corp.                             185,202
                                                                     72,000  Mitsubishi Estate Co., Ltd.                 1,863,451
                                                                     53,000  Mitsui Fudosan Co., Ltd.                    1,293,769
                                                                         20  NTT Urban Development Co.                      38,654
                                                                     25,000  Sumitomo Realty & Development Co., Ltd.       802,487
                                                                     21,000  Tokyo Tatemono Co., Ltd.                      233,990
                                                                     24,000  Tokyu Land Corp.                              226,276
                                                                                                                      ------------
                                                                                                                         4,764,799
                    --------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.6%                                   97  Central Japan Railway Co.                   1,002,563
                                                                        241  East Japan Railway Co.                      1,609,974
                                                                     14,000  Keihin Electric Express Railway Co.,
                                                                             Ltd.                                           96,466
                                                                     19,000  Keio Electric Railway Co., Ltd.               122,936
                                                                     33,000  Keisei Electric Railway Co., Ltd.             187,732
                                                                     67,000  Kintetsu Corp.                                195,362
                                                                     35,000  Nippon Express Co., Ltd.                      191,463
                                                                     24,000  Odakyu Electric Railway Co., Ltd.             153,473
                                                                     13,000  Seino Holdings Corp.                          122,129
                                                                     38,000  Tobu Railway Co., Ltd.                        183,606
                                                                     49,000  Tokyu Corp.                                   313,752
                                                                        121  West Japan Railway Co.                        517,533
                                                                                                                      ------------
                                                                                                                         4,696,989
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors &                                 12,800  Advantest Corp.                               733,549
                    Semiconductor Equipment - 0.4%                    7,000  Elpida Memory, Inc. (c)                       384,690
                                                                      1,300  NEC Electronics Corp. (c)                      38,015
                                                                      5,800  Rohm Co., Ltd.                                577,539

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     12,000  Sanken Electric Co., Ltd.                $    148,128
                                                                      1,400  Shinko Electric Industries                     36,587
                                                                      3,700  Sumco Corp.                                   312,777
                                                                     12,100  Tokyo Electron Ltd.                           953,725
                                                                      3,800  Tokyo Seimitsu Co. Ltd.                       179,455
                                                                                                                      ------------
                                                                                                                         3,364,465
                    --------------------------------------------------------------------------------------------------------------
                    Software - 0.3%                                   4,000  Fuji Soft, Inc.                                94,786
                                                                      3,600  Konami Corp.                                  108,903
                                                                      6,800  Nintendo Co., Ltd.                          1,765,640
                                                                        900  Oracle Corp. Japan                             41,670
                                                                      5,000  Trend Micro, Inc.                             146,632
                                                                                                                      ------------
                                                                                                                         2,157,631
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.2%                           2,600  Aoyama Trading Co., Ltd.                       77,997
                                                                      3,900  Autobacs Seven Co., Ltd.                      142,557
                                                                        200  EDION Corp.                                     2,966
                                                                      3,200  Fast Retailing Co., Ltd.                      305,466
                                                                        500  Nitori Co., Ltd.                               21,722
                                                                      5,800  Shimachu Co., Ltd.                            168,144
                                                                        600  Shimamura Co., Ltd.                            68,921
                                                                        680  USS Co., Ltd.                                  44,284
                                                                      6,000  Yamada Denki Co., Ltd.                        509,222
                                                                                                                      ------------
                                                                                                                         1,341,279
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.1%          13,000  Asics Corp.                                   163,203
                                                                     22,000  Gunze Ltd.                                    110,550
                                                                      1,000  Nisshinbo Industries, Inc.                     10,361
                                                                      7,000  Onward Kashiyama Co., Ltd.                     89,349
                                                                     11,000  Tokyo Style Co., Ltd.                         118,961
                                                                      4,000  Toyobo Co., Ltd.                               12,067
                                                                     11,000  Wacoal Holdings Corp.                         149,464
                                                                                                                      ------------
                                                                                                                           653,955
                    --------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.2%                                      286  Japan Tobacco, Inc.                         1,381,875
                    --------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.7%           1,300  Hitachi High-Technologies Corp.                38,671
                                                                     79,000  Itochu Corp.                                  648,569
                                                                     92,000  Marubeni Corp.                                466,938
                                                                     91,300  Mitsubishi Corp.                            1,718,516
                                                                     98,000  Mitsui & Co., Ltd.                          1,465,821
                                                                     56,800  Sojitz Corp. (c)                              172,779

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     65,000  Sumitomo Corp.                           $    972,774
                                                                      9,000  Toyota Tsusho Corp.                           241,250
                                                                                                                      ------------
                                                                                                                         5,725,318
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%              4,000  Kamigumi Co., Ltd.                             32,738
                                                                      7,000  Mitsubishi Logistics Corp.                    108,642
                                                                                                                      ------------
                                                                                                                           141,380
                    --------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -               153  KDDI Corp.                                  1,037,528
                    0.4%                                              1,040  NTT DoCoMo, Inc.                            1,642,956
                                                                     52,000  Softbank Corp.                              1,011,554
                                                                                                                      ------------
                                                                                                                         3,692,038
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan              172,470,062
----------------------------------------------------------------------------------------------------------------------------------
Luxembourg - 0.0%   Personal Products - 0.0%                            983  Oriflame Cosmetics SA                          40,492
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Luxembourg              40,492
----------------------------------------------------------------------------------------------------------------------------------
Netherlands - 3.5%  Air Freight & Logistics - 0.2%                   32,180  TNT NV                                      1,383,967
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                                 14,060  Heineken NV                                   668,711
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                                 16,780  Akzo Nobel NV                               1,023,568
                                                                     11,212  Koninklijke DSM NV                            553,977
                                                                                                                      ------------
                                                                                                                         1,577,545
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                         117,826  ABN AMRO Holding NV                         3,787,292
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.1%             2,045  Buhrmann NV                                    30,396
                                                                      1,639  Randstad Holdings NV                          113,370
                                                                     14,040  Vedior NV                                     291,160
                                                                                                                      ------------
                                                                                                                           434,926
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.7%             6,311  Euronext NV                                   745,607
                                                                    110,603  ING Groep NV CVA                            4,904,171
                                                                                                                      ------------
                                                                                                                         5,649,778
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          118,171  Koninklijke KPN NV                          1,680,023
                    - 0.2%
                    --------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.1%                1,755  Fugro NV                                       83,864
                                                                     10,642  SBM Offshore NV                               365,948
                                                                                                                      ------------
                                                                                                                           449,812
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.1%                 114,113  Koninklijke Ahold NV (c)                    1,214,112
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.4%                              9,232  Royal Numico NV                               496,606
                                                                    104,813  Unilever NV                                 2,864,008
                                                                                                                      ------------
                                                                                                                         3,360,614
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.3%                        72,702  Koninklijke Philips Electronics NV          2,741,860
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                                3,472  Getronics NV                                   28,141
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Insurance - 0.2%                                 87,144  Aegon NV                                 $  1,661,091
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                     46,585  Reed Elsevier NV                              794,506
                                                                     14,590  Wolters Kluwer NV                             419,664
                                                                                                                      ------------
                                                                                                                         1,214,170
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.2%                           40,365  Mittal Steel Co. NV                         1,703,931
                    --------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.0%                           283  OCE NV                                          4,629
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -           1,615  Corio NV                                      131,963
                    0.1%                                              3,893  Rodamco Europe NV                             518,005
                                                                        514  Wereldhave NV                                  68,461
                                                                                                                      ------------
                                                                                                                           718,429
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                   32,419  ASML Holding NV (c)                           806,249
                    Equipment - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.0%          44,583  Hagemeyer NV (c)                              225,990
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Netherlands     29,311,270
----------------------------------------------------------------------------------------------------------------------------------
New Zealand - 0.0%  Construction Materials - 0.0%                    19,230  Fletcher Building Ltd.                        149,710
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          107,247  Telecom Corp. of New Zealand Ltd.             367,225
                    - 0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.0%                        20,226  Contact Energy Ltd.                           118,562
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%          41,926  Fisher & Paykel Healthcare Corp.              125,836
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%              1,792  Sky City Ltd.                                   6,489
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        27,665  Fisher & Paykel Appliances Holdings
                                                                             Ltd.                                           74,847
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                  5,372  Tower Ltd. (c)                                  8,364
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                        241  Sky Network Television Ltd.                     1,112
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                          14,918  Warehouse Group Ltd.                           75,675
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -             999  Kiwi Income Property Trust                      1,084
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%             58,991  Auckland International Airport Ltd.            91,021
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in New Zealand          1,019,925
----------------------------------------------------------------------------------------------------------------------------------
Norway - 0.9%       Airlines - 0.0%                                   2,392  SAS AB (c)                                     39,706
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                 12,450  Yara International ASA                        283,036
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.1%                          33,999  DnB NOR ASA                                   482,569
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.0%            19,529  Tomra Systems ASA                             134,678
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                  12,041  Tandberg ASA                                  181,526
                                                                      4,857  Tandberg Television ASA (c)                    60,915
                                                                                                                      ------------
                                                                                                                           242,441
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           17,195  Telenor ASA                              $    323,344
                    - 0.1%                                            8,600  Telenor ASA (a)                               485,298
                                                                                                                      ------------
                                                                                                                           808,642
                    --------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.2%                8,590  Acergy SA (c)                                 165,319
                                                                      1,946  Aker Kvaerner ASA                             242,813
                                                                     16,804  Ocean RIG ASA (c)                             123,702
                                                                     13,236  Petroleum Geo-Services ASA                    310,988
                                                                      5,750  ProSafe ASA                                    81,613
                                                                      8,780  TGS Nopec Geophysical Co. ASA (c)             181,649
                                                                                                                      ------------
                                                                                                                         1,106,084
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                            158,887  PAN Fish ASA (c)                              145,249
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.1%                   9,805  Orkla ASA                                     555,101
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                 19,838  Storebrand ASA                                252,302
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                       400  Stolt-Nielsen SA                               12,253
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      3,218  Schibsted ASA                                 115,091
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.4%               82,261  DET Norske Oljeselskap                        151,720
                                                                      3,194  Frontline Ltd.                                102,963
                                                                     50,751  Norsk Hydro ASA                             1,574,981
                                                                     37,007  Statoil ASA                                   980,788
                                                                                                                      ------------
                                                                                                                         2,810,452
                    --------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                    4,797  Norske Skogindustrier ASA                      82,704
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Norway               7,070,308
----------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.3%     Commercial Banks - 0.1%                          23,822  Banco BPI SA                                  185,847
                                                                    104,523  Banco Comercial Portugues SA Registered
                                                                             Shares                                        386,330
                                                                      9,325  Banco Espirito Santo SA Registered
                                                                             Shares                                        167,654
                                                                                                                      ------------
                                                                                                                           739,831
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                    13,841  Cimpor Cimentos de Portugal SA                114,923
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           52,568  Portugal Telecom SGPS SA Registered
                    - 0.1%                                                   Shares                                        682,818
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                       131,784  Energias de Portugal SA                       668,009
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                   3,659  Jeronimo Martins                               82,111
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%                  38,165  Sonae SGPS SA                                  76,073
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      3,893  PT Multimedia Servicos de
                                                                             Telecomunicacoes e Multimedia SGPS SA          50,156
                    --------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                    2,587  Sonae Industria SGPS SA (c)                    25,612
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%             10,489  Brisa-Auto Estradas de Portugal SA
                                                                             Private Shares                           $    130,844
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Portugal             2,570,377
----------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.9%    Aerospace & Defense - 0.0%                       52,213  Singapore Technologies Engineering Ltd.       104,852
                    --------------------------------------------------------------------------------------------------------------
                    Air Freight & Logistics - 0.0%                  127,954  Singapore Post Ltd.                            90,934
                    --------------------------------------------------------------------------------------------------------------
                    Airlines - 0.1%                                  24,582  Singapore Airlines Ltd.                       280,479
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                          75,605  DBS Group Holdings Ltd.                     1,114,049
                                                                    171,914  Oversea-Chinese Banking Corp.                 863,073
                                                                     77,572  United Overseas Bank Ltd.                     981,188
                                                                                                                      ------------
                                                                                                                         2,958,310
                    --------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                    5,357  Creative Technology Ltd.                       35,626
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                               3,529  Jardine Cycle & Carriage Ltd.                  34,053
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.1%            76,000  Singapore Exchange Ltd.                       282,445
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          386,132  Singapore Telecommunications Ltd.             825,762
                    - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments -              5,000  Venture Corp. Ltd.                             44,010
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%          79,800  Parkway Holdings Ltd.                         163,372
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.1%                  20,675  Fraser and Neave Ltd.                          60,660
                                                                      1,766  Haw Par Corp. Ltd.                              8,175
                                                                     41,914  Keppel Corp. Ltd.                             480,969
                                                                     23,590  SembCorp Industries Ltd.                       59,062
                                                                                                                      ------------
                                                                                                                           608,866
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                                 74,427  SembCorp Marine Ltd.                          164,989
                    --------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                    92,002  Cosco Corp. (Singapore) Ltd.                  137,966
                                                                      1,200  Neptune Orient Lines Ltd.                       1,635
                                                                                                                      ------------
                                                                                                                           139,601
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                     91,316  Singapore Press Holdings Ltd.                 254,822
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                  194  Singapore Petroleum Co. Ltd.                      551
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts (REITs) -           1,152  Ascendas Real Estate Investment Trust           2,005
                    0.0%                                              4,000  Capita Commercial Trust                         6,833
                                                                      7,000  CapitaMall Trust                               13,281
                                                                    141,000  Suntec Real Estate Investment Trust           167,315
                                                                                                                      ------------
                                                                                                                           189,434
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -          139,833  CapitaLand Ltd.                               565,258
                    0.1%                                             42,535  City Developments Ltd.                        352,205
                                                                      4,182  Keppel Land Ltd.                               18,814
                                                                      7,457  UOL Group Ltd.                                 21,101
                                                                     78,100  Wing Tai Holdings Ltd.                        116,100
                                                                                                                      ------------
                                                                                                                         1,073,478
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                               95,816  ComfortDelgro Corp. Ltd.                 $    100,579
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors &                                 83,122  Chartered Semiconductor Manufacturing
                    Semiconductor Equipment - 0.0%                           Ltd. (c)                                       77,787
                                                                     35,000  STATS ChipPAC Ltd. (c)                         26,699
                                                                                                                      ------------
                                                                                                                           104,486
                    --------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.0%           1,100  Noble Group Ltd.                                  789
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore            7,457,438
----------------------------------------------------------------------------------------------------------------------------------
Spain - 3.9%        Airlines - 0.0%                                  29,434  Iberia Lineas Aereas de Espana                107,238
                    --------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.0%                             13,970  Zeltia SA (c)                                 102,901
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.6%                         226,568  Banco Bilbao Vizcaya Argentaria SA          5,455,218
                                                                     57,281  Banco Popular Espanol SA                    1,038,173
                                                                    351,590  Banco Santander Central Hispano SA          6,562,580
                                                                                                                      ------------
                                                                                                                        13,055,971
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.3%                15,679  ACS Actividades de Construccion y
                                                                             Servicios, SA                                 883,968
                                                                      1,216  Acciona SA                                    226,490
                                                                      2,241  Fomento de Construcciones y Contratas
                                                                             SA                                            228,375
                                                                      4,825  Grupo Ferrovial SA                            471,004
                                                                      4,860  Sacyr Vallehermoso SA                         288,694
                                                                                                                      ------------
                                                                                                                         2,098,531
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          266,279  Telefonica SA                               5,666,184
                    - 0.7%                                            1,124  Telefonica SA (a)                              71,655
                                                                                                                      ------------
                                                                                                                         5,737,839
                    --------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.6%                        46,405  Endesa SA                                   2,194,827
                                                                     48,106  Iberdrola SA                                2,103,189
                                                                      5,815  Union Fenosa SA                               287,852
                                                                                                                      ------------
                                                                                                                         4,585,868
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                      11,492  Gamesa Corp. Tecnologica SA                   316,294
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                              1,312  Azucarera Ebro Agricolas, SA                   33,252
                    --------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                              8,680  Gas Natural SDG SA                            343,625
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%              7,075  NH Hoteles SA                                 140,183
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                         1,463  Fadesa Inmobiliara SA                          67,883
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                               10,794  Indra Sistemas SA                             265,166
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                 37,845  Corp. Mapfre SA                               170,853
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      8,345  Antena 3 de Television SA                $    196,521
                                                                        240  Promotora de Informaciones SA                   4,185
                                                                        666  Sogecable SA (c)                               23,737
                                                                                                                      ------------
                                                                                                                           224,443
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                           12,905  Acerinox SA                                   392,661
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.2%               59,305  Repsol YPF SA                               2,051,074
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                          11,463  Inditex SA                                    617,524
                    --------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.1%                                   20,793  Altadis SA                                  1,088,301
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.1%             10,657  Abertis Infraestructuras SA                   316,524
                                                                     18,185  Cintra Concesiones de Infraestructuras
                                                                             de Transporte SA                              304,864
                                                                                                                      ------------
                                                                                                                           621,388
                    --------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.0%                               32  Aguas De Barcelona                              1,172
                                                                      3,213  Sociedad General de Aguas de Barcelona
                                                                             SA Class A                                    117,696
                                                                                                                      ------------
                                                                                                                           118,868
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Spain               32,139,863
----------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.3%       Airlines - 0.0%                                   1,617  SAS AB (c)                                     27,337
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.1%                         20,377  Assa Abloy AB B                               443,499
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.0%                            6,838  D Carnegie AB                                 147,329
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                         111,951  Nordea Bank AB                              1,725,229
                                                                     28,753  Skandinaviska Enskilda Banken AB
                                                                             Class A                                       913,500
                                                                     32,212  Svenska Handelsbanken Class A                 973,990
                                                                                                                      ------------
                                                                                                                         3,612,719
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.1%            23,048  Securitas AB                                  357,708
                                                                     23,048  Securitas Systems AB (c)                       93,257
                                                                                                                      ------------
                                                                                                                           450,965
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.4%                 821,376  Telefonaktiebolaget LM Ericsson             3,317,443
                                                                      1,307  Telefonaktiebolaget LM Ericsson (a)            52,581
                                                                                                                      ------------
                                                                                                                         3,370,024
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.1%                21,605  Skanska AB Class B                            426,044
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Consumer Services - 0.0%             23,048  Securitas Direct AB (c)                        73,057
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%             1,210  OMHEX AB                                       22,270
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services           17,466  Tele2 AB                                      255,129
                    - 0.1%                                           85,201  TeliaSonera AB                                700,057
                                                                                                                      ------------
                                                                                                                           955,186
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                      20  Axfood AB                                         827
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%           7,749  Elekta AB                                $    163,278
                                                                      5,920  Getinge AB Class B                            132,738
                                                                                                                      ------------
                                                                                                                           296,016
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.1%                        20,368  Electrolux AB Series B                        407,601
                                                                     17,771  Husqvarna AB (c)                              277,755
                                                                                                                      ------------
                                                                                                                           685,356
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.6%                                  7,167  Alfa Laval AB                                 323,491
                                                                     27,979  Atlas Copco AB                                939,997
                                                                      8,816  Atlas Copco AB Class B                        285,885
                                                                     28,900  SKF AB Class B                                534,016
                                                                     58,096  Sandvik AB                                    844,375
                                                                          1  Scana AB Class A                                   72
                                                                      7,505  Scania AB Class B                             527,305
                                                                      6,544  Trelleborg AB Class B                         156,767
                                                                      4,380  Volvo AB Class A                              310,940
                                                                     11,529  Volvo AB Class B                              794,035
                                                                                                                      ------------
                                                                                                                         4,716,883
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                     16,001  Eniro AB                                      211,525
                                                                      2,610  Modern Times Group AB                         171,561
                                                                                                                      ------------
                                                                                                                           383,086
                    --------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                           19,122  Boliden AB                                    491,600
                                                                      2,520  Hoganas AB                                     66,074
                                                                      5,201  SSAB Svenskt Stal AB Series A                 123,454
                                                                                                                      ------------
                                                                                                                           681,128
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                7,502  Lundin Petroleum AB (c)                        87,119
                    --------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.1%                    6,721  Billerud AB                                   119,282
                                                                        945  Holmen AB Class B                              41,135
                                                                     12,430  Svenska Cellulosa AB                          649,103
                                                                                                                      ------------
                                                                                                                           809,520
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development              2,369  Castellum AB                                   31,577
                    - 0.0%                                            1,218  Fabege AB                                      32,647
                                                                      4,619  Kungsleden AB                                  70,844
                                                                      6,033  Wihlborgs Fastigheter AB                      125,799
                                                                                                                      ------------
                                                                                                                           260,867
                    --------------------------------------------------------------------------------------------------------------
                    Software - 0.0%                                  37,000  Telelogic AB (c)                               82,691
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.2%                          26,180  Hennes & Mauritz AB B Shares                1,323,159
                                                                        785  Nobia AB                                       30,215
                                                                                                                      ------------
                                                                                                                         1,353,374
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.0%                                   18,950  Swedish Match AB                         $    354,312
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Sweden              19,239,609
----------------------------------------------------------------------------------------------------------------------------------
Switzerland - 6.7%  Auto Components - 0.0%                               81  Rieter Holding AG                              42,378
                    --------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.1%                                401  Serono SA                                     360,028
                    --------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                            178  Geberit AG Registered Shares                  274,341
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 1.5%                           69,210  Credit Suisse Group                         4,842,144
                                                                    128,266  UBS AG                                      7,794,910
                                                                                                                      ------------
                                                                                                                        12,637,054
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.3%                                  5,765  Ciba Specialty Chemicals AG Registered
                                                                             Shares                                        383,466
                                                                      9,641  Clariant AG                                   144,397
                                                                        414  Givaudan                                      383,251
                                                                      3,377  Lonza Group AG Registered Shares              291,833
                                                                      6,888  Syngenta AG                                 1,281,502
                                                                                                                      ------------
                                                                                                                         2,484,449
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.1%             9,114  Adecco SA Registered Shares                   622,684
                                                                        197  SGS SA                                        219,554
                                                                                                                      ------------
                                                                                                                           842,238
                    --------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                    8,415  Logitech International SA (c)                 242,747
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%                    13,297  Holcim Ltd.                                 1,218,937
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services            1,382  Swisscom AG                                   523,141
                    - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.3%                     122,869  ABB Ltd.                                    2,203,273
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments -              1,880  Kudelski SA                                    70,818
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 1.1%                             25,319  Nestle SA Registered Shares                 8,997,232
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.1%           1,726  Nobel Biocare Holding AG                      510,293
                                                                      2,121  Phonak Holding AG Registered Shares           168,844
                                                                        147  Straumann Holding AG Registered Shares         35,589
                                                                      2,100  Synthes, Inc.                                 250,414
                                                                                                                      ------------
                                                                                                                           965,140
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%                 52  Kuoni Reisen Holding AG Registered
                                                                             Shares                                         27,824
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 0.5%                                 21,677  Swiss Reinsurance Registered Shares         1,843,034
                                                                      9,200  Zurich Financial Services AG                2,476,487
                                                                                                                      ------------
                                                                                                                         4,319,521
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                                    680  SIG Holding AG Registered Shares              227,132
                                                                      1,602  Schindler Holding AG                          100,774
                                                                        212  Sulzer AG                                     241,316
                                                                                                                      ------------
                                                                                                                           569,222
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                     2,295  Kuehne & Nagel International AG          $    166,969
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 2.0%                          149,259  Novartis AG Registered Shares               8,605,207
                                                                     44,819  Roche Holding AG                            8,036,891
                                                                                                                      ------------
                                                                                                                        16,642,098
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -            1,750  PSP Swiss Property AG                         100,533
                    0.0%
                    --------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                    1,096  Micronas Semiconductor Holding AG
                    Equipment - 0.1%                                         Registered Shares                              24,106
                                                                        534  Unaxis Holding AG                             264,042
                                                                                                                      ------------
                                                                                                                           288,148
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.3%          31,889  Compagnie Financiere Richemont AG           1,858,120
                                                                      2,074  The Swatch Group Ltd. Bearer Shares           458,288
                                                                      1,347  The Swatch Group Ltd. Registered Shares        60,247
                                                                                                                      ------------
                                                                                                                         2,376,655
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Switzerland         55,352,746
----------------------------------------------------------------------------------------------------------------------------------
United              Aerospace & Defense - 0.4%                      207,048  BAE Systems Plc                             1,725,974
Kingdom - 22.5%                                                      42,037  Cobham Plc                                    159,471
                                                                     21,337  Meggitt Plc                                   129,510
                                                                    119,228  Rolls-Royce Group Plc                       1,045,256
                                                                                                                      ------------
                                                                                                                         3,060,211
                    --------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                                  42,297  British Airways Plc (c)                       436,858
                    --------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.0%                           26,489  GKN Plc                                       144,185
                                                                      1,025  TI Automotive Ltd. A (c)                            0
                                                                                                                      ------------
                                                                                                                           144,185
                    --------------------------------------------------------------------------------------------------------------
                    Beverages - 0.6%                                171,754  Diageo Plc                                  3,371,319
                                                                     51,759  SABMiller Plc                               1,190,782
                                                                     52,913  Scottish & Newcastle Plc                      579,657
                                                                                                                      ------------
                                                                                                                         5,141,758
                    --------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.4%                           32,856  3i Group Plc                                  649,426
                                                                     49,741  Amvescap Plc                                  580,456
                                                                      3,153  Close Brothers Group Plc                       62,754
                                                                      7,338  Collins Stewart Plc                            36,494
                                                                     18,743  ICAP Plc                                      175,602
                                                                     14,255  Investec Plc                                  184,073
                                                                    125,091  Man Group Plc                               1,280,350
                                                                      3,844  Schroders Plc                                  83,996
                                                                      7,338  Tullett Prebon Plc                             93,390
                                                                                                                      ------------
                                                                                                                         3,146,541
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                                 60,300  Imperial Chemical Industries Plc         $    533,660
                                                                      9,693  Johnson Matthey Plc                           267,410
                                                                                                                      ------------
                                                                                                                           801,070
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 4.2%                         416,115  Barclays Plc                                5,947,643
                                                                    223,922  HBOS Plc                                    4,963,086
                                                                    697,941  HSBC Holdings Plc                          12,722,634
                                                                    365,971  Lloyds TSB Group Plc                        4,095,166
                                                                    194,197  Royal Bank of Scotland Group Plc            7,578,067
                                                                                                                      ------------
                                                                                                                        35,306,596
                    --------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.3%             3,707  Aggreko Plc                                    31,610
                                                                     32,898  Biffa Plc                                     197,750
                                                                     29,504  Capita Group Plc                              350,654
                                                                      1,132  Davis Service Group Plc                        11,171
                                                                      4,493  De La Rue Plc                                  56,698
                                                                     77,227  Experian Group Ltd.                           906,498
                                                                     47,349  Group 4 Securicor Plc                         174,292
                                                                     62,856  Hays Plc                                      195,990
                                                                      3,299  Intertek Group Plc                             53,839
                                                                      9,332  Michael Page International Plc                 82,635
                                                                    177,456  Rentokil Initial Plc                          575,908
                                                                     15,590  Serco Group Plc                               116,605
                                                                                                                      ------------
                                                                                                                         2,753,650
                    --------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                       1  Telent Plc                                          9
                    --------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                29,608  Amec Plc                                      244,352
                                                                     22,845  Balfour Beatty Plc                            198,154
                                                                                                                      ------------
                                                                                                                           442,506
                    --------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%                    49,435  Hanson Plc                                    745,789
                    --------------------------------------------------------------------------------------------------------------
                    Consumer Finance - 0.0%                           8,195  Cattles Plc                                    70,481
                                                                     12,919  Provident Financial Plc                       177,446
                                                                                                                      ------------
                                                                                                                           247,927
                    --------------------------------------------------------------------------------------------------------------
                    Containers & Packaging - 0.0%                    41,107  Rexam Plc                                     422,958
                    --------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                              19,151  Inchcape Plc                                  189,736
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%            16,714  London Stock Exchange Group Plc               428,707
                    --------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication Services          534,108  BT Group Plc                                3,153,008
                    - 0.4%                                          177,506  Cable & Wireless Plc                          548,266
                                                                                                                      ------------
                                                                                                                         3,701,274
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.4%                        48,478  Scottish & Southern Energy Plc           $  1,475,042
                                                                     95,732  Scottish Power Plc                          1,402,062
                                                                        788  Scottish Power Plc (a)                         46,043
                                                                                                                      ------------
                                                                                                                         2,923,147
                    --------------------------------------------------------------------------------------------------------------
                    Electronic Equipment & Instruments -             17,536  Electrocomponents Plc                         100,688
                    0.0%                                              4,873  Premier Farnell Plc                            18,844
                                                                                                                      ------------
                                                                                                                           119,532
                    --------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.6%                  47,054  Boots Group Plc                               771,596
                                                                     99,389  J Sainsbury Plc                               796,408
                                                                    466,946  Tesco Plc                                   3,698,229
                                                                                                                      ------------
                                                                                                                         5,266,233
                    --------------------------------------------------------------------------------------------------------------
                    Food Products - 0.5%                            134,855  Cadbury Schweppes Plc                       1,442,998
                                                                     35,538  Tate & Lyle Plc                               534,743
                                                                     70,596  Unilever Plc                                1,973,863
                                                                                                                      ------------
                                                                                                                         3,951,604
                    --------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.1%           3,701  SSL International Plc                          26,794
                                                                     66,638  Smith & Nephew Plc                            695,437
                                                                                                                      ------------
                                                                                                                           722,231
                    --------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.6%             12,185  Carnival Plc                                  617,445
                                                                    130,207  Compass Group Plc                             739,334
                                                                     18,364  Enterprise Inns Plc                           486,490
                                                                     12,460  First Choice Holidays Plc                      69,530
                                                                     25,835  Intercontinental Hotels Group Plc             638,376
                                                                     50,230  Ladbrokes Plc                                 411,346
                                                                     31,362  Mitchells & Butlers Plc                       436,291
                                                                    132,999  PartyGaming Plc                                82,680
                                                                     12,013  Punch Taverns Plc                             300,837
                                                                     82,916  Rank Group Plc                                379,488
                                                                     16,441  Whitbread Plc                                 539,202
                                                                     26,415  William Hill Plc                              326,871
                                                                                                                      ------------
                                                                                                                         5,027,890
                    --------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.2%                        18,920  Barratt Developments  Plc                     457,506
                                                                      3,761  Bellway Plc                                   113,700
                                                                      2,981  Berkeley Group Holdings Plc                    99,867
                                                                      2,804  Bovis Homes Group Plc                          59,514
                                                                     17,405  Persimmon Plc                                 520,041
                                                                     47,202  Taylor Woodrow Plc                            393,943


Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                     32,819  Wimpey George Plc                        $    358,887
                                                                                                                      ------------
                                                                                                                         2,003,458
                    --------------------------------------------------------------------------------------------------------------
                    Household Products - 0.2%                        35,555  Reckitt Benckiser Plc                       1,624,838
                    --------------------------------------------------------------------------------------------------------------
                    IT Services - 0.1%                              117,472  LogicaCMG Plc                                 427,815
                    --------------------------------------------------------------------------------------------------------------
                    Independent Power Producers &                    77,818  International Power Plc                       581,658
                    Energy Traders - 0.1%
                    --------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.2%                  17,160  Cookson Group Plc                             211,002
                                                                     39,451  Smiths Group Plc                              765,878
                                                                     72,384  Tomkins Plc                                   348,293
                                                                                                                      ------------
                                                                                                                         1,325,173
                    --------------------------------------------------------------------------------------------------------------
                    Insurance - 1.1%                                154,525  Aviva Plc                                   2,487,020
                                                                    125,413  Friends Provident Plc                         532,857
                                                                    387,589  Legal & General Group Plc                   1,195,255
                                                                    295,614  Old Mutual Plc                              1,008,571
                                                                    163,934  Prudential Plc                              2,245,254
                                                                     33,686  Resolution Plc                                423,111
                                                                     41,367  Royal & Sun Alliance Insurance Group          123,519
                                                                    143,513  Standard Life Plc (c)                         831,045
                                                                                                                      ------------
                                                                                                                         8,846,632
                    --------------------------------------------------------------------------------------------------------------
                    Internet & Catalog Retail - 0.1%                 74,413  Home Retail Group                             597,367
                    --------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                                  4,694  Charter Plc (c)                                83,176
                                                                     10,160  FKI Plc                                        20,540
                                                                     11,555  IMI Plc                                       114,706
                                                                     36,802  Invensys Plc (c)                              198,339
                                                                                                                      ------------
                                                                                                                           416,761
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.8%                                     74,833  Aegis Group Plc                               205,130
                                                                     78,272  British Sky Broadcasting Plc                  799,992
                                                                     11,572  Daily Mail & General Trust                    162,456
                                                                     62,341  EMI Group Plc                                 323,466
                                                                      7,829  Emap Plc                                      123,782
                                                                    282,651  ITV Plc                                       589,398
                                                                     43,313  Pearson Plc                                   654,279
                                                                     84,322  Reed Elsevier Plc                             925,391
                                                                     86,174  Reuters Group Plc                             751,257
                                                                     10,641  Trinity Mirror Plc                             97,820
                                                                     14,647  United Business Media Plc                     198,742
                                                                     77,986  WPP Group Plc                               1,054,360
                                                                     54,986  Yell Group Plc                                613,671
                                                                                                                      ------------
                                                                                                                         6,499,744
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.5%                           84,731  Anglo American Plc                       $  4,132,613
                                                                    162,463  BHP Billiton Plc                            2,972,641
                                                                     60,404  Corus Group Plc                               627,422
                                                                     62,276  Rio Tinto Plc Registered Shares             3,314,201
                                                                     34,773  Xstrata Plc                                 1,736,165
                                                                                                                      ------------
                                                                                                                        12,783,042
                    --------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.6%                          232,352  Centrica Plc                                1,612,766
                                                                    181,780  National Grid Plc                           2,623,145
                                                                     58,970  United Utilities Plc                          900,605
                                                                                                                      ------------
                                                                                                                         5,136,516
                    --------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.3%                          94,151  Marks & Spencer Group Plc                   1,321,760
                                                                     19,926  Next Plc                                      702,265
                                                                                                                      ------------
                                                                                                                         2,024,025
                    --------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 3.6%              226,113  BG Group Plc                                3,068,085
                                                                  1,174,823  BP Plc                                     13,054,100
                                                                      3,749  BP Plc (a)(f)                                 251,558
                                                                    223,403  Royal Dutch Shell Plc                       7,807,929
                                                                    163,342  Royal Dutch Shell Plc Class B               5,724,790
                                                                                                                      ------------
                                                                                                                        29,906,462
                    --------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 1.8%                           99,175  AstraZeneca Plc                             5,328,377
                                                                    347,078  GlaxoSmithKline Plc                         9,133,453
                                                                        800  GlaxoSmithKline Plc (a)                        42,208
                                                                                                                      ------------
                                                                                                                        14,504,038
                    --------------------------------------------------------------------------------------------------------------
                    Real Estate Management & Development -           37,898  British Land Co. Plc                        1,271,850
                    0.5%                                              6,639  Brixton Plc                                    74,874
                                                                      2,361  Great Portland Estates Plc                     32,059
                                                                     20,408  Hammerson Plc                                 630,145
                                                                     30,412  Land Securities Group Plc                   1,383,257
                                                                     12,636  Liberty International Plc                     345,385
                                                                     28,334  Slough Estates Plc                            435,775
                                                                                                                      ------------
                                                                                                                         4,173,345
                    --------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.1%                                9,456  Arriva Plc                                    141,452
                                                                     31,384  Firstgroup Plc                                353,333
                                                                      8,934  National Express Group Plc                    197,666
                                                                     30,764  Stagecoach Group Plc                           92,160
                                                                                                                      ------------
                                                                                                                           784,611
                    --------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
                    Semiconductors &                                106,517  ARM Holdings Plc                         $    262,262
                    Semiconductor Equipment - 0.1%                   12,703  CSR Plc (c)                                   161,670
                                                                                                                      ------------
                                                                                                                           423,932
                    --------------------------------------------------------------------------------------------------------------
                    Software - 0.1%                                  21,202  Misys Plc                                      89,772
                                                                     96,718  Sage Group Plc                                513,198
                                                                                                                      ------------
                                                                                                                           602,970
                    --------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.2%                          94,643  DSG International Plc                         354,867
                                                                     24,803  Galiform Plc                                   66,411
                                                                     45,858  HMV Group Plc                                 128,623
                                                                     45,703  Kesa Electricals Plc                          303,580
                                                                    161,844  Kingfisher Plc                                755,777
                                                                     76,918  Signet Group Plc                              178,466
                                                                      8,083  The Carphone Warehouse PLC                     49,695
                                                                                                                      ------------
                                                                                                                         1,837,419
                    --------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.1%          34,804  Burberry Group Plc                            439,880
                    --------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.6%                                   90,180  British American Tobacco Plc                2,523,197
                                                                     49,599  Gallaher Group Plc                          1,113,411
                                                                     39,269  Imperial Tobacco Group Plc                  1,545,448
                                                                                                                      ------------
                                                                                                                         5,182,056
                    --------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.2%          19,858  Bunzl Plc                                     244,371
                                                                      4,402  Travis Perkins Plc                            171,002
                                                                     49,141  Wolseley Plc                                1,186,358
                                                                                                                      ------------
                                                                                                                         1,601,731
                    --------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%             42,037  BBA Aviation Plc                              225,112
                    --------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.1%                           16,392  Kelda Group Plc                               297,202
                                                                     17,252  Severn Trent Plc                              496,553
                                                                                                                      ------------
                                                                                                                           793,755
                    --------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -         3,133,112  Vodafone Group Plc                          8,680,425
                    1.1%                                              3,655  Vodafone Group Plc (a)                        101,536
                                                                                                                      ------------
                                                                                                                         8,781,961
                    --------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             United Kingdom                            186,504,713
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks
                                                                             (Cost - $553,557,827) - 93.5%             776,346,593
----------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                     Shares
Country             Industry                                           Held  Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
United States                                                       284,277  iShares MSCI EAFE Index Fund (f)         $ 20,826,133
- 2.5%
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Exchange-Traded Funds
                                                                             (Cost - $17,644,632) - 2.5%                20,826,133
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Preferred Stocks
----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.3%      Automobiles - 0.2%                                  560  Porsche AG                                    712,657
                                                                      5,211  Volkswagen AG, 4.35%                          388,994
                                                                                                                      ------------
                                                                                                                         1,101,651
                    --------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                                  4,091  Henkel KGaA, 1.75%                            602,026
                    --------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      5,011  ProSieben SAT.1 Media AG, 2.24%               164,376
----------------------------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.0%                            1,869  RWE AG, 3.50%                                 177,636
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Preferred Stocks
                                                                             (Cost - $1,109,749) - 0.3%                  2,045,689
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rights
----------------------------------------------------------------------------------------------------------------------------------
Japan - 0.0%        Metals & Mining - 0.0%                            7,000  Dowa Mining Co., Ltd. (e)                           0
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Rights (Cost - $0) - 0.0%                     0
----------------------------------------------------------------------------------------------------------------------------------

                                                                 Beneficial
                                                                   Interest  Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
                                                             USD 25,751,297  BlackRock Liquidity Series, LLC Cash
                                                                             Sweep Series, 5.26% (b)(d)                 25,751,297
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost - $25,751,297) - 3.1%                25,751,297
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Investments
                                                                             (Cost - $598,063,505*) - 99.4%            824,969,712
                                                                             Other Assets Less Liabilities - 0.6%        5,016,069
                                                                                                                      ------------
                                                                             Net Assets - 100.0%                      $829,985,781
                                                                                                                      ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 607,157,326
                                                                  =============
      Gross unrealized appreciation                               $ 222,862,516
      Gross unrealized depreciation                                  (5,050,130)
                                                                  -------------
      Net unrealized appreciation                                 $ 217,812,386
                                                                  =============

(a)   Depositary receipts.

Master International Index Series
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series  $5,422,422   $  735,993
      --------------------------------------------------------------------------

(c)   Non-income producing security.
(d)   Represents the current yield as of December 31, 2006.
(e)   The rights may be exercised until 1/29/2010.
(f) All or a portion of security held as collateral in connection with open financial futures contracts.
o For Series compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------------------------------------
      Number of                                              Expiration                            Unrealized
      Contracts     Issue                     Exchange          Date            Face Value        Appreciation
      --------------------------------------------------------------------------------------------------------
            9       Hang Seng Index Future    Hong Kong     January 2007       $ 1,118,379        $     39,728
          117       OMX Stock Index Future    Stockholm     January 2007       $ 1,939,329              32,048
          109       DJ Euro Stoxx 50          Eurex          March 2007        $ 5,914,231              67,064
           38       FTSE 100 Index Future     LIFFE          March 2007        $ 4,610,863              14,046
           40       SPI 200 Index Future      Sydney         March 2007        $ 4,342,551             114,102
           69       TOPIX Index Future        Tokyo          March 2007        $ 9,356,847             398,415
      --------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation                                                               $    665,403
                                                                                                  ============

o Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------------------------------------
                                                                                                   Unrealized
                                                                                                  Appreciation
      Foreign Currency Purchased                        Settlement Date                          (Depreciation)
      --------------------------------------------------------------------------------------------------------
      AUD       3,898,000                               February 2007                             $     45,845
      CHF       6,125,200                               February 2007                                   34,457
      EUR      17,913,900                               February 2007                                  334,063
      GBP       7,351,400                               February 2007                                  172,607
      JPY   1,813,274,700                               February 2007                                 (282,858)
      SEK      10,242,400                               February 2007                                   23,891
      --------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts - Net
      (USD Commitment - $62,708,033)                                                              $    328,005
                                                                                                  ============

Master International Index Series
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

o Forward foreign exchange contracts sold as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------------------------------------
                                                                                                   Unrealized
                                                                                                  Appreciation
      Foreign Currency Sold                             Settlement Date                          (Depreciation)
      --------------------------------------------------------------------------------------------------------
      AUD         2,921,000                             February 2007                             $    (38,340)
      CHF         4,097,000                             February 2007                                   14,226
      EUR        11,734,000                             February 2007                                 (110,785)
      GBP         4,605,000                             February 2007                                  (91,716)
      JPY     1,204,800,000                             February 2007                                  202,603
      SEK         7,050,000                             February 2007                                   (9,428)
      --------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts - Net
      (USD Commitment - $41,398,627)                                                              $    (33,440)
                                                                                                  ============

o     Currency Abbreviations:

      AUD  Australian Dollar
      CHF  Swiss Franc
      EUR  Euro
      GBP  British Pound
      JPY  Japanese Yen
      SEK  Swedish Krona
      USD  U.S. Dollar

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master International Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: March 9, 2007


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: March 9, 2007